UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

November 30, 2016

Global Allocation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGAVX	1.65%	2.23%	1/31/12
Blended Index	—	3.88%	4.95%	—
MSCI All Country World Investable Market Index	—	4.10%	8.14%	—
Bloomberg Barclays Global Aggregate Bond Index	—	3.10%	-0.03%	—
Institutional Class	AGANX	1.85%	2.43%	1/31/12
A Class	AGAEX			1/31/12
No sales charge		1.40%	1.98%
With sales charge		-4.39%	0.74%
C Class	AGAGX	0.63%	1.21%	1/31/12
R Class	AGAFX	1.14%	1.72%	1/31/12
Fund returns would have been lower if a portion of the fees had not been waived.
The blended index combines monthly returns of two widely known indices. The MSCI All Country World Investable Market Index represents 60% of the blended index and the remaining 40% is represented by the Bloomberg Barclays Global Aggregate Bond Index.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $11,127

Blended Index — $12,631

MSCI All Country World Investable Market Index — $14,602

Bloomberg Barclays Global Aggregate Bond Index — $9,984

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.23%	2.03%	2.48%	3.23%	2.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen
Performance Summary
Global Allocation gained 1.65%* for the fiscal year ended November 30, 2016. By comparison, the fund’s benchmark (a blended index consisting of 60% MSCI All Country World Investable Market Index and 40% Bloomberg Barclays Global Aggregate Bond Index) rose 3.88%. Despite early setbacks, U.S. stocks continued to set record levels following the presidential election, led by the financials, industrials, and energy sectors. Improved domestic economic data pushed up riskier assets, with small caps and value stocks leading the way. In the U.S., small- and mid-cap stocks beat large-cap equities; value outperformed growth across all market capitalizations. Non-U.S. emerging markets stocks outperformed developed non-U.S. equities, as Europe continued to struggle from Brexit-related fallout and Japan-based stocks faced a strengthening yen. The real story, however, was in fixed income, as rates adjusted to the economic landscape, and investors grew confident that the Federal Reserve would raise interest rates in December 2016. After falling for the first seven months of 2016, the U.S. 10-Year Treasury yield climbed to 18-month highs in November. Most fixed-income segments advanced, with U.S. high-yield and emerging markets bonds producing strong returns and high-quality bonds, both U.S.- and non-U.S.-based, advancing more modestly. The price of gold advanced sharply during the period, leading to double-digit returns from gold-related investments. Relative to its custom benchmark, the strategy was negatively impacted by security selection and tactical allocation effects. The fund’s underperformance of its benchmark was due primarily to its lower allocation to equity holdings, which led fixed income during the reporting period.
Allocation Strategy
Although the fund is not required to allocate its assets in any fixed proportion, during the period its strategic asset target was 41% stocks, 29% bonds, 23% alternative investments (including real estate- and commodity-related investments), and 7% cash-equivalent securities. We make tactical changes around those long-term, strategic weightings when indicated by our independent, quantitative models and our fundamental insights. As a result, the fund’s actual asset weightings will typically vary over time as we make modest tactical adjustments when our quantitative process and fundamental analysis point to an exploitable opportunity.
An overweight position, relative to the benchmark, to growth stocks for much of the fiscal year and a corresponding underweight to value stocks was unsuccessful. A net underweight to small-cap stocks also hampered returns, as did an underweight position in emerging markets equities and an overweight to global real estate-related securities. On the other hand, a tactical overweight in U.S. stocks paired with underweights in high-quality bonds and cash aided performance as did an underweight to non-U.S. stocks. An overweight to commodities added value during the first half of the year. A long-term tactical allocation to a foreign currency alpha strategy, which declined, weighed on results. Among U.S. holdings, we went to underweight in Large Company Value Fund, a slight underweight in Mid Cap Value Fund, and neutral in Small Company Fund at year end. In non-U.S., we moved our allocation to neutral in International Growth Fund, NT International Value Fund, and Emerging Markets Fund. In bonds, we removed the underweight in Diversified Bond Fund and the overweight in High-Yield Fund, positioning both neutral relative to the benchmark.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Equities Produced Varied Returns
Equity returns varied during the reporting period, with generally positive absolute returns coming from U.S.-based equities. From an absolute returns perspective, Core Equity Plus Fund, Select Fund, and Emerging Markets Fund were the biggest individual equity contributors to the fund’s overall gains.
Exposure to non-U.S. developed equities detracted from absolute results. An allocation to International Growth Fund was the biggest detractor.
Overall, security selection negatively impacted performance, particularly in International Growth Fund and Global Real Estate Fund. While Core Equity Plus Fund, and Small Company Fund provided positive overall returns, weak stock selection relative to their underlying fund benchmarks weighed on performance.
Fixed-Income Segment Gained on an Absolute Basis
On balance, the fund’s fixed-income investments gained on an absolute basis during the reporting period. Leading contribution on a total return basis came from High-Yield Fund, despite its difficult security selection relative to its underlying fund benchmark. Emerging Markets Debt Fund was another area of strength. Strong security selection in Diversified Bond Fund led to outperformance of its underlying benchmark, and added value on an absolute basis.
Alternatives Contributed
The alternative investments allocation added value, particularly allocations to Global Gold Fund and gold-related investments. This positive contribution was partially offset by weak returns from opportunistic investments, including a tactical position in an exchange-traded fund that tracks medium-term VIX futures (to hedge equity market volatility) which generated a loss. Our holdings in commodity-related investments detracted from returns.
Outlook
As we approach 2017, we believe there is potential for stronger growth in the developed world in the coming year. Growth expectations have improved in the U.S., the U.K., and the eurozone, which has been reflected in recent market performance. At the same time, post-election risks remain. The U.K.’s exit from the European Union (Brexit) has been delayed and president-elect Trump’s proposals are still just talk. How they, and other changes from populist movements, actually play out remains to be seen. The combination of a stronger dollar, weaker commodities, and Trump’s trade policy proposals makes the environment more challenging for emerging markets. This potentially signals a shift in growth leadership from emerging markets to developed markets. However, that assumes the ultimate impact of populist movement-driven changes won’t derail developed market growth. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.
We believe our broadly diversified investment approach is well suited to periods of heightened uncertainty. Because we adhere to a disciplined process, which takes into account the market environment, we believe we are able to capitalize on opportunities presented by market volatility in pursuing risk-adjusted returns for our investors.

6

Fund Characteristics

NOVEMBER 30, 2016
Types of Investments in Portfolio	% of net assets
International Equity Funds	35.2%
Domestic Equity Funds	19.8%
Domestic Fixed Income Funds	14.0%
International Fixed Income Funds	13.9%
Exchange-Traded Funds	10.9%
Cash and Equivalents*	6.2%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)(2)
Actual
Investor Class (after waiver)	$1,000	$995.10	$2.00	0.40%
Investor Class (before waiver)	$1,000	$995.10(3)	$6.78	1.36%
Institutional Class (after waiver)	$1,000	$996.10	$1.00	0.20%
Institutional Class (before waiver)	$1,000	$996.10(3)	$5.79	1.16%
A Class (after waiver)	$1,000	$994.10	$3.24	0.65%
A Class (before waiver)	$1,000	$994.10(3)	$8.03	1.61%
C Class (after waiver)	$1,000	$990.00	$6.97	1.40%
C Class (before waiver)	$1,000	$990.00(3)	$11.74	2.36%
R Class (after waiver)	$1,000	$993.10	$4.48	0.90%
R Class (before waiver)	$1,000	$993.10(3)	$9.27	1.86%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.00	$2.02	0.40%
Investor Class (before waiver)	$1,000	$1,018.20	$6.86	1.36%
Institutional Class (after waiver)	$1,000	$1,024.00	$1.01	0.20%
Institutional Class (before waiver)	$1,000	$1,019.20	$5.86	1.16%
A Class (after waiver)	$1,000	$1,021.75	$3.29	0.65%
A Class (before waiver)	$1,000	$1,016.95	$8.12	1.61%
C Class (after waiver)	$1,000	$1,018.00	$7.06	1.40%
C Class (before waiver)	$1,000	$1,013.20	$11.88	2.36%
R Class (after waiver)	$1,000	$1,020.50	$4.55	0.90%
R Class (before waiver)	$1,000	$1,015.70	$9.37	1.86%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)
The annualized expense ratio is calculated using the amount of expenses reflected in the Statement of Operations for the most recent fiscal half-year, which does not include any acquired fund fees and expenses.

(3)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
MUTUAL FUNDS(1) — 82.9%
International Equity Funds — 35.2%
Emerging Markets Fund Institutional Class	102,048	$897,003
Global Gold Fund Institutional Class(2)	15,621	137,308
Global Real Estate Fund Institutional Class	163,884	1,802,729
International Growth Fund Institutional Class	140,511	1,476,768
NT International Small-Mid Cap Fund R6 Class	37,154	368,197
NT International Value Fund R6 Class	128,002	1,121,298
		5,803,303
Domestic Equity Funds — 19.8%
AC Alternatives Equity Market Neutral Fund Institutional Class(2)	14,883	169,813
AC Alternatives Market Neutral Value Fund Institutional Class	15,554	169,849
Core Equity Plus Fund Institutional Class	75,471	993,194
Heritage Fund Institutional Class	12,907	298,676
Large Company Value Fund Institutional Class	4,649	44,535
Mid Cap Value Fund Institutional Class	7,820	137,246
Select Fund Institutional Class	17,086	1,032,363
Small Company Fund Institutional Class	29,568	418,982
		3,264,658
Domestic Fixed Income Funds — 14.0%
Diversified Bond Fund Institutional Class	137,034	1,462,154
High-Yield Fund Institutional Class	148,329	833,612
		2,295,766
International Fixed Income Funds — 13.9%
Emerging Markets Debt Fund R6 Class	48,962	493,044
International Bond Fund Institutional Class	148,703	1,799,305
		2,292,349
TOTAL MUTUAL FUNDS (Cost $12,958,172)		13,656,076
EXCHANGE-TRADED FUNDS — 10.9%
iShares S&P GSCI Commodity Indexed Trust(2)	67,846	1,012,262
PowerShares DB Agriculture Fund(2)	16,167	322,370
ProShares VIX Mid-Term Futures ETF(2)	3,750	160,088
SPDR Gold Shares(2)	1,315	146,951
Sprott Physical Gold Trust(2)	15,699	150,710
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,311,372)		1,792,381
TEMPORARY CASH INVESTMENTS — 5.6%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $950,918), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $925,002)		925,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,443	9,443
TOTAL TEMPORARY CASH INVESTMENTS (Cost $934,443)		934,443
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $16,203,987)		16,382,900
OTHER ASSETS AND LIABILITIES — 0.6%		94,702
TOTAL NET ASSETS — 100.0%		$16,477,602

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	29,430	USD	22,514	UBS AG	12/21/16	$(792)
AUD	10,368	USD	7,784	UBS AG	12/21/16	(131)
USD	14,358	AUD	19,538	UBS AG	12/21/16	(63)
BRL	37,203	USD	10,845	UBS AG	12/21/16	95
USD	11,386	BRL	37,203	UBS AG	12/21/16	446
CAD	14,713	USD	11,264	JPMorgan Chase Bank N.A.	12/21/16	(309)
CAD	22,084	USD	16,556	JPMorgan Chase Bank N.A.	12/21/16	(112)
CAD	13,518	USD	9,997	JPMorgan Chase Bank N.A.	12/21/16	69
CAD	13,569	USD	10,039	JPMorgan Chase Bank N.A.	12/21/16	65
CAD	13,367	USD	9,919	JPMorgan Chase Bank N.A.	12/21/16	34
USD	5,151	CAD	6,804	JPMorgan Chase Bank N.A.	12/21/16	85
USD	5,446	CAD	7,198	JPMorgan Chase Bank N.A.	12/21/16	87
USD	28,167	CAD	36,313	JPMorgan Chase Bank N.A.	12/21/16	1,129
CHF	15,788	USD	16,216	JPMorgan Chase Bank N.A.	12/21/16	(666)
CHF	9,910	USD	10,053	JPMorgan Chase Bank N.A.	12/21/16	(293)
USD	16,370	CHF	15,788	JPMorgan Chase Bank N.A.	12/21/16	820
CLP	11,213,391	USD	16,740	UBS AG	12/21/16	(174)
CLP	9,301,196	USD	13,674	UBS AG	12/21/16	67
CLP	8,492,874	USD	12,568	UBS AG	12/21/16	(22)
USD	20,876	CLP	14,016,446	UBS AG	12/21/16	170
USD	22,435	CLP	14,991,015	UBS AG	12/21/16	288
COP	54,257,055	USD	18,489	UBS AG	12/21/16	(907)
COP	23,267,878	USD	7,772	UBS AG	12/21/16	(231)
COP	48,619,059	USD	16,696	UBS AG	12/21/16	(941)
USD	16,101	COP	47,967,330	UBS AG	12/21/16	556
USD	12,000	COP	38,399,724	UBS AG	12/21/16	(444)
USD	12,483	COP	39,776,938	UBS AG	12/21/16	(408)
GBP	8,694	USD	10,539	UBS AG	12/21/16	345
GBP	16,248	USD	20,391	UBS AG	12/21/16	(50)
USD	10,719	GBP	8,694	JPMorgan Chase Bank N.A.	12/21/16	(165)
HUF	4,717,973	USD	17,069	UBS AG	12/21/16	(1,077)
USD	27,051	HUF	7,560,751	UBS AG	12/21/16	1,423
USD	10,215	HUF	2,953,428	UBS AG	12/21/16	204
IDR	55,827,990	USD	4,272	UBS AG	12/21/16	(166)
IDR	296,813,116	USD	22,537	UBS AG	12/21/16	(706)
USD	25,753	IDR	352,641,106	UBS AG	12/21/16	(183)
USD	10,451	ILS	39,180	JPMorgan Chase Bank N.A.	12/21/16	221
USD	11,325	ILS	42,442	UBS AG	12/21/16	242
INR	680,990	USD	10,131	UBS AG	12/21/16	(219)
INR	1,128,354	USD	16,792	UBS AG	12/21/16	(369)
USD	11,849	INR	806,897	UBS AG	12/21/16	105
USD	14,706	INR	1,002,447	UBS AG	12/21/16	116
JPY	1,523,225	USD	15,244	JPMorgan Chase Bank N.A.	12/21/16	(1,916)
JPY	1,370,914	USD	13,410	JPMorgan Chase Bank N.A.	12/21/16	(1,414)
USD	14,230	JPY	1,441,939	JPMorgan Chase Bank N.A.	12/21/16	1,613

11

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,202	JPY	1,452,200	JPMorgan Chase Bank N.A.	12/21/16	$1,495
USD	4,712	KRW	5,306,861	UBS AG	12/21/16	205
USD	6,568	KRW	7,689,633	UBS AG	12/21/16	37
USD	22,959	KRW	24,991,811	UBS AG	12/21/16	1,733
MXN	826,540	USD	44,544	JPMorgan Chase Bank N.A.	12/21/16	(4,464)
USD	4,586	MXN	89,121	JPMorgan Chase Bank N.A.	12/21/16	265
USD	12,647	MXN	246,707	JPMorgan Chase Bank N.A.	12/21/16	684
USD	10,913	MXN	203,300	JPMorgan Chase Bank N.A.	12/21/16	1,055
USD	5,346	MXN	99,589	JPMorgan Chase Bank N.A.	12/21/16	517
USD	9,272	MXN	188,548	JPMorgan Chase Bank N.A.	12/21/16	129
MYR	92,286	USD	22,728	UBS AG	12/21/16	(2,124)
USD	11,369	MYR	49,625	UBS AG	12/21/16	290
USD	9,423	MYR	42,661	UBS AG	12/21/16	(102)
USD	9,916	MYR	44,679	UBS AG	12/21/16	(59)
NOK	79,249	USD	9,707	JPMorgan Chase Bank N.A.	12/21/16	(398)
NOK	178,080	USD	22,099	JPMorgan Chase Bank N.A.	12/21/16	(1,180)
NOK	48,914	USD	6,014	JPMorgan Chase Bank N.A.	12/21/16	(268)
USD	16,973	NOK	138,931	JPMorgan Chase Bank N.A.	12/21/16	653
NZD	22,489	USD	16,320	JPMorgan Chase Bank N.A.	12/21/16	(404)
USD	15,820	NZD	22,489	JPMorgan Chase Bank N.A.	12/21/16	(97)
USD	3,234	PHP	160,056	UBS AG	12/21/16	32
USD	5,317	PHP	258,223	UBS AG	12/21/16	150
USD	22,476	PHP	1,053,667	UBS AG	12/21/16	1,394
PLN	104,687	USD	26,629	UBS AG	12/21/16	(1,728)
PLN	43,552	USD	11,400	UBS AG	12/21/16	(1,040)
USD	5,483	PLN	21,117	UBS AG	12/21/16	460
USD	10,859	PLN	42,036	UBS AG	12/21/16	860
USD	10,006	PLN	41,797	UBS AG	12/21/16	64
USD	10,809	PLN	41,534	UBS AG	12/21/16	929
USD	11,240	PLN	43,333	UBS AG	12/21/16	932
RUB	729,456	USD	11,066	UBS AG	12/21/16	264
RUB	483,230	USD	7,514	UBS AG	12/21/16	(9)
RUB	810,838	USD	12,475	UBS AG	12/21/16	118
USD	11,412	RUB	729,456	UBS AG	12/21/16	82
SEK	143,719	USD	17,094	JPMorgan Chase Bank N.A.	12/21/16	(1,492)
USD	15,975	SEK	143,719	JPMorgan Chase Bank N.A.	12/21/16	374
SGD	22,121	USD	15,975	JPMorgan Chase Bank N.A.	12/21/16	(541)
USD	16,340	SGD	22,385	JPMorgan Chase Bank N.A.	12/21/16	722
USD	6,883	SGD	9,746	JPMorgan Chase Bank N.A.	12/21/16	83
USD	7,597	SGD	10,853	JPMorgan Chase Bank N.A.	12/21/16	25
USD	10,886	SGD	14,804	JPMorgan Chase Bank N.A.	12/21/16	557
THB	585,403	USD	16,511	UBS AG	12/21/16	(106)
USD	9,951	TRY	32,928	JPMorgan Chase Bank N.A.	12/21/16	408
USD	9,940	TRY	33,673	JPMorgan Chase Bank N.A.	12/21/16	182
TWD	635,399	USD	19,977	UBS AG	12/21/16	(82)
USD	7,654	TWD	243,374	UBS AG	12/21/16	33

12

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,914	TWD	710,264	UBS AG	12/21/16	$675
ZAR	157,937	USD	11,011	JPMorgan Chase Bank N.A.	12/21/16	166
ZAR	101,074	USD	7,549	JPMorgan Chase Bank N.A.	12/21/16	(397)
USD	7,431	ZAR	101,074	JPMorgan Chase Bank N.A.	12/21/16	278
USD	11,327	ZAR	158,055	JPMorgan Chase Bank N.A.	12/21/16	142
						$(2,076)

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
GBP	-	British Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities - affiliated, at value (cost of $12,958,172)	$13,656,076
Investment securities - unaffiliated, at value (cost of $3,245,815)	2,726,824
Total investment securities, at value (cost of $16,203,987)	16,382,900
Cash	8,458
Receivable for investments sold	133
Receivable for capital shares sold	118,322
Unrealized appreciation on forward foreign currency exchange contracts	24,173
Dividends and interest receivable	8,425
16,542,411

Liabilities
Payable for investments purchased	24,751
Payable for capital shares redeemed	3,219
Unrealized depreciation on forward foreign currency exchange contracts	26,249
Accrued management fees	5,243
Distribution and service fees payable	5,347
64,809

Net Assets	$16,477,602

Net Assets Consist of:
Capital (par value and paid-in surplus)	$16,593,520
Distributions in excess of net investment income	(6,406)
Accumulated net realized loss	(286,352)
Net unrealized appreciation	176,840
$16,477,602

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,372,054	531,310	$10.11
Institutional Class, $0.01 Par Value	$952,370	93,904	$10.14
A Class, $0.01 Par Value	$4,835,364	480,267	$10.07*
C Class, $0.01 Par Value	$5,251,217	527,637	$9.95
R Class, $0.01 Par Value	$66,597	6,640	$10.03
*Maximum offering price $10.68 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Income distributions from affiliated funds	$334,072
Dividends	1,854
Interest	1,286
337,212

Expenses:
Management fees	272,303
Distribution and service fees:
A Class	14,218
C Class	65,295
R Class	478
Directors' fees and expenses	687
Other expenses	260
353,241
Fees waived	(195,131)
158,110

Net investment income (loss)	179,102

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $168,146 from affiliated funds)	(838,519)
Foreign currency transactions	(28,989)
Capital gain distributions received from affiliated funds	418,717
(448,791)

Change in net unrealized appreciation (depreciation) on:
Investments	519,099
Translation of assets and liabilities in foreign currencies	2,591
521,690

Net realized and unrealized gain (loss)	72,899

Net Increase (Decrease) in Net Assets Resulting from Operations	$252,001

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$179,102	$504,774
Net realized gain (loss)	(448,791)	992,063
Change in net unrealized appreciation (depreciation)	521,690	(4,059,664)
Net increase (decrease) in net assets resulting from operations	252,001	(2,562,827)

Distributions to Shareholders
From net investment income:
Investor Class	(63,040)	(259,121)
Institutional Class	(23,791)	(79,369)
A Class	(42,246)	(142,486)
C Class	—	(47,886)
R Class	(386)	(2,756)
From net realized gains:
Investor Class	(48,446)	(711,164)
Institutional Class	(14,907)	(188,607)
A Class	(45,270)	(482,622)
C Class	(51,781)	(563,510)
R Class	(684)	(12,565)
From tax return of capital:
Investor Class	(11,050)	—
Institutional Class	(3,400)	—
A Class	(10,260)	—
C Class	(2,809)	—
R Class	(156)	—
Decrease in net assets from distributions	(318,226)	(2,490,086)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(8,718,151)	(27,124,266)

Net increase (decrease) in net assets	(8,784,376)	(32,177,179)

Net Assets
Beginning of period	25,261,978	57,439,157
End of period	$16,477,602	$25,261,978

Distributions in excess of net investment income	$(6,406)	$(5,325)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Allocation Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), securities and other financial instruments in such varying combinations as permitted under the 1940 Act or any regulations or exemptive relief thereunder. The fund may invest up to 100% of its assets in affiliated and unaffiliated funds (collectively, underlying funds). The fund will assume the risks associated with the underlying funds. The fund’s investment objective is to seek total return (capital appreciation plus dividend and interest income).

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

17

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Expenses — The expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the underlying funds.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there

18

are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 1.36% for the Investor Class, A Class, C Class and R Class and 1.16% for the Institutional Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver fluctuates depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. From December 1, 2015 through March 31, 2016, the investment advisor agreed to waive an additional 0.26% of the fund's management fee. Effective April 1, 2016, the investment advisor increased the amount of this additional waiver from 0.26% to 0.28% of the fund's management fee. This waiver is expected to continue until July 31, 2017 and cannot be terminated without the approval of the Board of Directors. The total amount of the waivers with respect to any class of the fund will not exceed the management fee for that particular class. The total amount of the waiver for each class for the year ended November 30, 2016 was $60,466, $16,127, $54,753, $62,865 and $920 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended November 30, 2016 was 0.40% for the Investor Class, A Class, C Class and R Class and 0.20% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

19

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $7,714,586 and $16,236,965, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	56,957	$584,023	100,433	$1,069,719
Issued in reinvestment of distributions	12,224	120,288	90,468	961,399
Redeemed	(327,015)	(3,275,311)	(1,228,587)	(12,917,382)
	(257,834)	(2,571,000)	(1,037,686)	(10,886,264)
Institutional Class/Shares Authorized	45,000,000		10,000,000
Sold	4,164	39,702	7,859	84,525
Issued in reinvestment of distributions	4,274	42,098	25,172	267,976
Redeemed	(155,935)	(1,576,046)	(297,023)	(3,096,759)
	(147,497)	(1,494,246)	(263,992)	(2,744,258)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	47,766	483,541	89,735	941,199
Issued in reinvestment of distributions	9,768	95,926	58,259	617,915
Redeemed	(261,054)	(2,625,103)	(732,403)	(7,699,440)
	(203,520)	(2,045,636)	(584,409)	(6,140,326)
C Class/Shares Authorized	50,000,000		10,000,000
Sold	11,265	110,217	47,264	496,853
Issued in reinvestment of distributions	5,277	51,605	55,715	588,084
Redeemed	(274,668)	(2,732,604)	(782,622)	(8,205,912)
	(258,126)	(2,570,782)	(679,643)	(7,120,975)
R Class/Shares Authorized	45,000,000		10,000,000
Sold	3,366	33,713	2,176	22,808
Issued in reinvestment of distributions	125	1,225	1446	15,321
Redeemed	(6,854)	(71,425)	(25,103)	(270,572)
	(3,363)	(36,487)	(21,481)	(232,443)
Net increase (decrease)	(870,340)	$(8,718,151)	(2,587,211)	$(27,124,266)

20

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended November 30, 2016 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Fund	$1,132,077	$557,145	$832,692	$3,600	$3,664	$897,003
Global Gold Fund(3)	234,060	15,483	239,760	(6,050)	—	137,308
Global Real Estate Fund	3,039,212	613,942	1,707,165	59,547	80,593	1,802,729
International Growth Fund	1,984,183	564,996	803,087	9,656	117,335	1,476,768
NT International Small-Mid Cap Fund	589,229	30,422	234,169	6,067	5,124	368,197
NT International Value Fund	1,400,434	520,176	850,431	(120,914)	35,949	1,121,298
AC Alternatives Equity Market Neutral Fund(3)	268,917	4,929	105,226	(809)	—	169,813
AC Alternatives Market Neutral Value Fund	267,616	7,554	105,985	2,740	4,173	169,849
Core Equity Plus Fund	1,655,626	767,021	1,220,946	142,431	137,617	993,194
Heritage Fund	583,228	293,527	536,250	(4,333)	45,481	298,676
Large Company Value Fund	1,217,056	280,767	1,402,427	87,698	13,410	44,535
Mid Cap Value Fund	586,565	338,986	741,016	14,486	56,129	137,246
Select Fund	1,211,875	857,050	929,940	94,596	55,859	1,032,363
Small Company Fund	647,245	589,364	666,579	128,824	3,369	418,982
Diversified Bond Fund	1,304,132	987,129	806,769	4,920	39,619	1,462,154
High-Yield Fund	1,793,034	68,339	1,195,427	(141,569)	68,334	833,612
Emerging Markets Debt Fund	775,712	24,184	328,823	2,674	24,185	493,044
International Bond Fund	2,796,543	195,662	1,357,793	(115,418)	61,948	1,799,305
	$21,486,744	$6,716,676	$14,064,485	$168,146	$752,789	$13,656,076

(1)
Affiliated fund investments represent Institutional Class for all funds, except R6 Class for NT International Small-Mid Cap Fund, NT International Value Fund and Emerging Markets Debt Fund. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

7. Investments in Underlying Funds

The fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of the underlying funds’ net assets.

21

8. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Mutual Funds	$13,656,076	—	—
Exchange-Traded Funds	1,792,381	—	—
Temporary Cash Investments	9,443	$925,000	—
	$15,457,900	$925,000	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$24,173	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$26,249	—

9. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,928,472.

The value of foreign currency risk derivative instruments as of November 30, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $24,173 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $26,249 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended November 30, 2016, the effect of foreign currency risk derivative

22

instruments on the Statement of Operations was $(28,985) in net realized gain (loss) on foreign currency transactions and $2,580 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

10. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security to sell short, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

11. Federal Tax Information

On December 29, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 28, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class
$0.1048	$0.1252	$0.0794	$0.0031	$0.0540

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$126,923	$695,948
Long-term capital gains	$163,628	$1,794,138
Tax return of capital	$27,675	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$16,253,864
Gross tax appreciation of investments	$920,903
Gross tax depreciation of investments	(791,867)
Net tax appreciation (depreciation) of investments	129,036
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(107)
Net tax appreciation (depreciation)	$128,929
Undistributed ordinary income	—
Accumulated short-term capital losses	$(236,475)
Late-year ordinary loss deferral	$(8,372)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

12. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$10.12	0.13	0.03	0.16	(0.09)	(0.07)	(0.01)	(0.17)	$10.11	1.65%	0.40%	1.36%	1.26%	0.30%	40%	$5,372
2015	$11.33	0.17	(0.84)	(0.67)	(0.14)	(0.40)	—	(0.54)	$10.12	(6.05)%	0.42%	1.36%	1.62%	0.68%	57%	$7,989
2014	$11.24	0.16	0.09	0.25	(0.14)	(0.02)	—	(0.16)	$11.33	2.30%	0.44%	1.37%	1.35%	0.42%	47%	$20,694
2013	$10.65	0.11	0.62	0.73	(0.14)	—	—	(0.14)	$11.24	7.04%	0.41%	1.37%	1.15%	0.19%	39%	$29,232
2012(4)	$10.00	0.06	0.59	0.65	—	—	—	—	$10.65	6.40%	0.35%(5)	1.37%(5)	0.69%(5)	(0.33)%(5)	19%	$9,566
Institutional Class
2016	$10.15	0.16	0.02	0.18	(0.11)	(0.07)	(0.01)	(0.19)	$10.14	1.85%	0.20%	1.16%	1.46%	0.50%	40%	$952
2015	$11.36	0.19	(0.83)	(0.64)	(0.17)	(0.40)	—	(0.57)	$10.15	(5.84)%	0.22%	1.16%	1.82%	0.88%	57%	$2,451
2014	$11.28	0.19	0.08	0.27	(0.17)	(0.02)	—	(0.19)	$11.36	2.41%	0.24%	1.17%	1.55%	0.62%	47%	$5,742
2013	$10.66	0.11	0.66	0.77	(0.15)	—	—	(0.15)	$11.28	7.28%	0.21%	1.17%	1.35%	0.39%	39%	$8,179
2012(4)	$10.00	0.08	0.58	0.66	—	—	—	—	$10.66	6.60%	0.15%(5)	1.17%(5)	0.89%(5)	(0.13)%(5)	19%	$1,894

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$10.08	0.10	0.04	0.14	(0.07)	(0.07)	(0.01)	(0.15)	$10.07	1.40%	0.65%	1.61%	1.01%	0.05%	40%	$4,835
2015	$11.28	0.14	(0.82)	(0.68)	(0.12)	(0.40)	—	(0.52)	$10.08	(6.24)%	0.67%	1.61%	1.37%	0.43%	57%	$6,893
2014	$11.20	0.13	0.09	0.22	(0.12)	(0.02)	—	(0.14)	$11.28	1.96%	0.69%	1.62%	1.10%	0.17%	47%	$14,307
2013	$10.62	0.14	0.57	0.71	(0.13)	—	—	(0.13)	$11.20	6.78%	0.66%	1.62%	0.90%	(0.06)%	39%	$21,003
2012(4)	$10.00	0.03	0.59	0.62	—	—	—	—	$10.62	6.20%	0.60%(5)	1.62%(5)	0.44%(5)	(0.58)%(5)	19%	$19,311
C Class
2016	$9.96	0.02	0.04	0.06	—	(0.07)	—(6)	(0.07)	$9.95	0.63%	1.40%	2.36%	0.26%	(0.70)%	40%	$5,251
2015	$11.15	0.07	(0.83)	(0.76)	(0.03)	(0.40)	—	(0.43)	$9.96	(6.96)%	1.42%	2.36%	0.62%	(0.32)%	57%	$7,829
2014	$11.07	0.03	0.10	0.13	(0.03)	(0.02)	—	(0.05)	$11.15	1.21%	1.44%	2.37%	0.35%	(0.58)%	47%	$16,343
2013	$10.55	(0.01)	0.64	0.63	(0.11)	—	—	(0.11)	$11.07	6.00%	1.41%	2.37%	0.15%	(0.81)%	39%	$18,032
2012(4)	$10.00	(0.04)	0.59	0.55	—	—	—	—	$10.55	5.50%	1.35%(5)	2.37%(5)	(0.31)%(5)	(1.33)%(5)	19%	$4,726
R Class
2016	$10.04	0.07	0.04	0.11	(0.04)	(0.07)	(0.01)	(0.12)	$10.03	1.14%	0.90%	1.86%	0.76%	(0.20)%	40%	$67
2015	$11.24	0.14	(0.85)	(0.71)	(0.09)	(0.40)	—	(0.49)	$10.04	(6.51)%	0.92%	1.86%	1.12%	0.18%	57%	$100
2014	$11.15	0.09	0.11	0.20	(0.09)	(0.02)	—	(0.11)	$11.24	1.80%	0.94%	1.87%	0.85%	(0.08)%	47%	$354
2013	$10.60	0.18	0.49	0.67	(0.12)	—	—	(0.12)	$11.15	6.42%	0.91%	1.87%	0.65%	(0.31)%	39%	$356
2012(4)	$10.00	0.03	0.57	0.60	—	—	—	—	$10.60	6.00%	0.85%(5)	1.87%(5)	0.19%(5)	(0.83)%(5)	19%	$530

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	January 31, 2012 (fund inception) through November 30, 2012.

(5)	Annualized.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Allocation Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Allocation Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

31

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

32

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

33

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For corporate taxpayers, the fund hereby designates $42,181, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $163,628, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $58,243 and foreign taxes paid of $9,683, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.0355 and $0.0059, respectively.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91036 1701

Annual Report

November 30, 2016

Multi-Asset Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AMJVX	7.92%	2.92%	12/1/14
Blended Index	—	9.40%	3.57%	—
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	12.11%	4.43%	—
Russell 3000 Value Index	—	12.59%	5.86%	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	2.17%	1.63%	—
MSCI ACWI ex-U.S. Value Index	—	2.52%	-4.28%	—
Institutional Class	AMJIX	8.14%	3.13%	12/1/14
A Class	AMJAX			12/1/14
No sales charge		7.65%	2.67%
With sales charge		1.49%	-0.33%
C Class	AMJCX	6.83%	1.91%	12/1/14
R Class	AMJWX	7.37%	2.41%	12/1/14
R6 Class	AMJRX	8.30%	3.28%	12/1/14
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of widely known indices. The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index represents 40%, the Russell 3000 Value Index represents 30%, the Bloomberg Barclays U.S. Aggregate Bond Index represents 20% and the MSCI ACWI ex-U.S. Value Index represents 10% of the blended index.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $10,593

Blended Index — $10,727

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index — $10,907

Russell 3000 Value Index — $11,206

Bloomberg Barclays U.S. Aggregate Bond Index — $10,328

MSCI ACWI ex-U.S. Value Index — $9,161

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.26%	1.06%	1.51%	2.26%	1.76%	0.91%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, and Radu Gabudean
Performance Summary
Multi-Asset Income returned 7.92%* for the reporting period ended November 30, 2016. The strategy lagged the returns of its benchmark, which is made up of 40% equities and 60% fixed-income investments. The portfolio underperformed as a result of its lower allocation to U.S. value equities relative to the benchmark in favor of broader diversification across other income-producing assets like preferred equity and convertible bonds. Although performance trailed the benchmark the fund received positive contributors across all segments of the portfolio other than non-U.S. equities. Both security selection and asset allocation boosted the fund’s performance.
As of November 30, 2016, Multi-Asset Income Fund’s 30-day SEC yield was 3.51% after the fee waiver. Had the waiver not been in place, the 30-day SEC yield would have been 3.19%. At period end, the fund’s annualized distribution rate was 4.51%. While all components are geared to generate income, High-Yield Fund, global real estate-related investments, and Emerging Markets Debt Fund were among the fund’s higher yielding holdings.
Fund Strategy and Positioning
The fund’s primary objective is income generation, with long-term capital appreciation as a secondary objective. Our asset allocation strategy diversifies investments directly or indirectly among a broad range of U.S. and foreign income-oriented equity and fixed-income securities. The fund is not required to allocate its assets in any fixed proportion, but uses broad allocation ranges of 20% to 80% for equities and 20% to 80% for fixed-income investments to give us the flexibility to adjust the asset mix and pursue attractive income-generating opportunities across the globe. To gain exposure to broad investment disciplines and categories, we may also invest in varying combinations of other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), equity and debt securities, and certain derivative instruments. At the time of this writing, our allocation stood at approximately 36% equity, 44% fixed-income instruments (including investments in equity and fixed-income mutual funds and ETFs) and 20% in preferred and convertible securities.
Global real estate-related holdings and High-Yield Fund were our largest allocations throughout the course of the reporting period. We modestly increased our High-Yield Fund allocation during the period, finishing with a 21.5% holding. Overall returns benefited from our positioning as well as the segment’s strong returns. Similarly, we reduced the fund’s exposure to global real estate-related holdings by approximately 1% over the course of the year, ending the period with a 15% allocation. While our positioning was a slight positive, the segment was a solid contributor to returns due to its strong absolute performance.
Some of our positioning within asset classes was not successful, including a lower weight in utilities, which performed strongly in the period, and a tilt toward non-U.S. equities, which lost value. On the other hand, tactical positioning in the form of increases in U.S. value stocks and emerging markets debt as well as well-timed positioning in convertible bonds added value.
We decreased our allocations to U.S. value and International Value Fund while adding exposure to Emerging Markets Value Fund as well as convertibles and preferred securities. Our exposure to master limited partnerships remained relatively flat.

*All fund returns and yields referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

International Value Investments Pressured Results

Negative contribution to the fund’s absolute returns came primarily from our allocation to International Value Fund and our currency carry strategy, which were the only segments to post losses during the period. Security selection detracted in some areas, including High-Yield Fund and the allocation to master limited partnerships.
High-Yield, Global Real Estate and U.S. Value Equity Contributed to Performance
Contribution to the fund’s overall results stemmed from our high-yield, global real estate and U.S. value equity allocations. There were several areas where manager selection added value, including global real estate, U.S. value equity and a tactically managed fixed-income sleeve, which all performed better than their individual asset class benchmarks. While high-yield benefited from strong absolute returns and our positioning, weak manager selection in the group somewhat diminished the group’s relative performance causing it to lag its benchmark.
From an income perspective, the strongest contributions to 12-month performance came from High-Yield Fund, the global real estate segment and preferred equities. The fund maintained higher allocations to these asset classes overall, and they were the highest yielding asset classes during the period on an absolute basis.
Outlook
As we approach 2017, we believe there is potential for stronger growth in the developed world in the coming year. Growth expectations have improved in the U.S., the U.K., and the eurozone, which has been reflected in recent market performance. At the same time, post-election risks remain. The U.K.’s exit from the European Union (Brexit) has been delayed and president-elect Trump’s proposals are still just talk. How they, and other changes from populist movements, actually play out remains to be seen. The combination of a stronger dollar, weaker commodities, and Trump’s trade policy proposals makes the environment more challenging for emerging markets. This potentially signals a shift in growth leadership from emerging markets to developed markets. However, that assumes the ultimate impact of populist movement-driven changes won’t derail developed market growth. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.
Multi-Asset Income Fund was created to meet the evolving needs of clients who desire a total income solution. We believe that the pursuit of high income today shouldn't jeopardize the potential for income tomorrow. Our broadly-diversified investment approach, combining the best top-down ideas of America Century Investments’ Asset Allocation Committee with the bottom-up security selection expertise of our underlying segment management teams, is designed to create an income-generating portfolio optimized for yield, total return, and risk for our investors.

6

Fund Characteristics

NOVEMBER 30, 2016
Types of Investments in Portfolio	% of net assets
Mutual Funds	44.6%
Common Stocks	23.9%
Preferred Stocks	10.7%
Convertible Preferred Stocks	5.2%
Convertible Bonds	4.2%
Corporate Bonds	1.5%
Collateralized Mortgage Obligations	1.2%
Exchange-Traded Funds	0.6%
Commercial Mortgage-Backed Securities	0.6%
Asset-Backed Securities	0.5%
U.S. Treasury Securities	0.3%
Temporary Cash Investments	22.9%
Other Assets and Liabilities	(16.2)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)(2)
Actual
Investor Class (after waiver)	$1,000	$1,022.40	$3.03	0.60%
Investor Class (before waiver)	$1,000	$1,022.40(3)	$4.65	0.92%
Institutional Class (after waiver)	$1,000	$1,023.40	$2.02	0.40%
Institutional Class (before waiver)	$1,000	$1,023.40(3)	$3.64	0.72%
A Class (after waiver)	$1,000	$1,021.00	$4.29	0.85%
A Class (before waiver)	$1,000	$1,021.00(3)	$5.91	1.17%
C Class (after waiver)	$1,000	$1,017.10	$8.07	1.60%
C Class (before waiver)	$1,000	$1,017.10(3)	$9.68	1.92%
R Class (after waiver)	$1,000	$1,019.70	$5.55	1.10%
R Class (before waiver)	$1,000	$1,019.70(3)	$7.17	1.42%
R6 Class (after waiver)	$1,000	$1,024.20	$1.27	0.25%
R6 Class (before waiver)	$1,000	$1,024.20(3)	$2.88	0.57%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.00	$3.03	0.60%
Investor Class (before waiver)	$1,000	$1,020.40	$4.65	0.92%
Institutional Class (after waiver)	$1,000	$1,023.00	$2.02	0.40%
Institutional Class (before waiver)	$1,000	$1,021.40	$3.64	0.72%
A Class (after waiver)	$1,000	$1,020.75	$4.29	0.85%
A Class (before waiver)	$1,000	$1,019.15	$5.91	1.17%
C Class (after waiver)	$1,000	$1,017.00	$8.07	1.60%
C Class (before waiver)	$1,000	$1,015.40	$9.67	1.92%
R Class (after waiver)	$1,000	$1,019.50	$5.55	1.10%
R Class (before waiver)	$1,000	$1,017.90	$7.16	1.42%
R6 Class (after waiver)	$1,000	$1,023.75	$1.26	0.25%
R6 Class (before waiver)	$1,000	$1,022.15	$2.88	0.57%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)
The annualized expense ratio is calculated using the amount of expenses reflected in the Statement of Operations for the most recent fiscal half-year, which does not include any acquired fund fees and expenses.

(3)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares/ Principal Amount	Value
MUTUAL FUNDS(1) — 44.6%
Emerging Markets Debt Fund R6 Class	576,590	$5,806,261
Emerging Markets Value Fund Institutional Class	179,183	1,320,577
High-Yield Fund R6 Class	2,023,582	11,352,296
International Value Fund R6 Class	603,698	4,479,438
Utilities Fund Investor Class	28,139	512,406
TOTAL MUTUAL FUNDS (Cost $23,344,847)		23,470,978
COMMON STOCKS — 23.9%
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B	552	63,988
Automobiles†
Honda Motor Co. Ltd. ADR	226	6,721
Banks — 0.6%
Comerica, Inc.	399	25,436
Commerce Bancshares, Inc.	469	25,725
JPMorgan Chase & Co.	877	70,309
PNC Financial Services Group, Inc. (The)	586	64,777
SunTrust Banks, Inc.	1,088	56,522
U.S. Bancorp	602	29,871
Wells Fargo & Co.	635	33,604
		306,244
Beverages — 0.1%
PepsiCo, Inc.	778	77,878
Capital Markets — 0.2%
AllianceBernstein Holding LP	1,288	29,109
BlackRock, Inc.	28	10,382
Invesco Ltd.	505	15,811
Northern Trust Corp.	738	60,627
		115,929
Chemicals — 0.1%
Air Products & Chemicals, Inc.	348	50,272
Commercial Services and Supplies — 0.2%
Republic Services, Inc.	1,751	97,163
Communications Equipment†
Cisco Systems, Inc.	301	8,976
Construction Materials†
Martin Marietta Materials, Inc.	24	5,267
Containers and Packaging — 0.1%
Bemis Co., Inc.	1,194	59,784
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	756	29,204
Verizon Communications, Inc.	1,109	55,339
		84,543

10

	Shares/ Principal Amount	Value
Electric Utilities — 0.7%
Edison International	1,140	$78,398
Eversource Energy	1,392	71,855
PG&E Corp.	2,059	121,069
Pinnacle West Capital Corp.	669	49,459
Xcel Energy, Inc.	1,474	57,501
		378,282
Electrical Equipment — 0.1%
Emerson Electric Co.	236	13,320
Rockwell Automation, Inc.	183	24,469
		37,789
Energy Equipment and Services — 0.2%
Frank's International NV	1,124	14,151
Schlumberger Ltd.	1,017	85,479
		99,630
Equity Real Estate Investment Trusts (REITs) — 13.0%
Agree Realty Corp.	8,882	398,713
American Tower Corp.	127	12,988
Apple Hospitality REIT, Inc.	22,125	407,985
CoreCivic, Inc.	8,833	200,597
Frasers Centrepoint Trust	230,000	312,903
Gaming and Leisure Properties, Inc.	12,698	387,416
GEO Group, Inc. (The)	7,692	255,836
Gramercy Property Trust	45,035	393,606
Host Hotels & Resorts, Inc.	745	13,291
LaSalle Hotel Properties	15,978	448,730
Liberty Property Trust	10,020	394,788
Mapletree Commercial Trust	274,762	276,995
Mercialys SA	14,367	280,327
MGM Growth Properties LLC, Class A	16,253	390,072
Physicians Realty Trust	20,398	369,612
Retail Properties of America, Inc.	25,781	393,418
Ryman Hospitality Properties, Inc.	7,226	425,611
Spirit Realty Capital, Inc.	33,889	365,662
STAG Industrial, Inc.	18,183	429,301
STORE Capital Corp.	15,458	382,122
Vicinity Centres	119,158	256,937
Weyerhaeuser Co.	1,422	43,840
		6,840,750
Food and Staples Retailing — 0.2%
CVS Health Corp.	583	44,827
Wal-Mart Stores, Inc.	948	66,768
		111,595
Food Products — 0.4%
General Mills, Inc.	2,104	128,218
Mead Johnson Nutrition Co.	1,229	88,598
		216,816
11

	Shares/ Principal Amount	Value
Gas Utilities — 0.5%
Atmos Energy Corp.	1,129	$80,295
ONE Gas, Inc.	2,146	128,781
Spire, Inc.	636	41,047
WGL Holdings, Inc.	525	38,094
		288,217
Health Care Equipment and Supplies — 0.1%
Medtronic plc	823	60,087
Health Care Providers and Services — 0.1%
Cardinal Health, Inc.	279	19,812
Quest Diagnostics, Inc.	184	16,092
		35,904
Household Durables†
Tupperware Brands Corp.	161	8,926
Household Products — 0.2%
Kimberly-Clark Corp.	309	35,723
Procter & Gamble Co. (The)	960	79,162
		114,885
Industrial Conglomerates — 0.1%
3M Co.	206	35,379
General Electric Co.	499	15,349
		50,728
Insurance — 0.3%
Allstate Corp. (The)	606	42,372
Marsh & McLennan Cos., Inc.	1,156	80,122
MetLife, Inc.	159	8,747
		131,241
IT Services — 0.1%
Automatic Data Processing, Inc.	468	44,937
Machinery†
Stanley Black & Decker, Inc.	185	21,947
Media†
Time Warner, Inc.	74	6,795
Mortgage Real Estate Investment Trusts (REITs) — 2.0%
Blackstone Mortgage Trust, Inc., Class A	17,482	525,859
Starwood Property Trust, Inc.	23,773	534,179
		1,060,038
Multi-Utilities — 0.2%
Ameren Corp.	988	48,530
NorthWestern Corp.	858	48,134
		96,664
Oil, Gas and Consumable Fuels — 3.0%
Antero Midstream Partners LP	3,535	99,581
Chevron Corp.	821	91,591
Enterprise Products Partners LP	8,083	209,592
EQT GP Holdings LP	3,569	88,154
EQT Midstream Partners LP	1,547	113,287

12

	Shares/ Principal Amount	Value
Exxon Mobil Corp.	890	$77,697
Noble Midstream Partners LP(2)	2,644	84,793
Occidental Petroleum Corp.	1,006	71,788
Phillips 66 Partners LP	2,935	132,457
Rice Midstream Partners LP	4,700	101,285
Shell Midstream Partners LP	6,296	173,644
Spectra Energy Partners LP	4,483	190,483
TOTAL SA ADR	2,834	135,068
		1,569,420
Pharmaceuticals — 0.5%
Bristol-Myers Squibb Co.	324	18,287
Johnson & Johnson	1,404	156,265
Merck & Co., Inc.	211	12,911
Pfizer, Inc.	2,169	69,712
		257,175
Semiconductors and Semiconductor Equipment — 0.3%
Applied Materials, Inc.	1,344	43,277
Maxim Integrated Products, Inc.	2,255	88,554
QUALCOMM, Inc.	98	6,676
		138,507
Software — 0.1%
Microsoft Corp.	663	39,952
Oracle Corp.	557	22,386
		62,338
Technology Hardware, Storage and Peripherals†
Apple, Inc.	64	7,073
Thrifts and Mortgage Finance — 0.2%
Capitol Federal Financial, Inc.	5,274	83,909
TOTAL COMMON STOCKS (Cost $12,522,990)		12,600,418
PREFERRED STOCKS — 10.7%
Banks — 6.5%
Bank of America Corp., 5.20%	13,000	12,439
Bank of America Corp., 6.50%	700,000	727,125
Citigroup, Inc., 5.90%	13,000	12,967
Citigroup, Inc., 5.95%	732,000	733,830
U.S. Bancorp, 6.00%	37,773	967,367
Wells Fargo & Co., 8.00%	35,914	947,052
		3,400,780
Capital Markets — 0.6%
Goldman Sachs Group, Inc. (The), 5.30%	323,000	312,664
Electric Utilities — 0.7%
Pacific Gas & Electric Co., 4.50%	8,568	204,732
Pacific Gas & Electric Co., 4.80%	1,737	44,467
Pacific Gas & Electric Co., 5.00%	5,387	138,554
		387,753
Equity Real Estate Investment Trusts (REITs) — 0.5%
DDR Corp., 6.25%	500	12,325

13

	Shares/ Principal Amount	Value
Kimco Realty Corp., 5.625%	530	$12,641
Public Storage, 5.40%	8,945	208,150
		233,116
Industrial Conglomerates — 1.4%
General Electric Co., 5.00%	719,000	741,469
Multi-Utilities — 1.0%
SCE Trust II, 5.10%	22,799	531,901
TOTAL PREFERRED STOCKS (Cost $5,695,728)		5,607,683
CONVERTIBLE PREFERRED STOCKS — 5.2%
Banks — 3.0%
Bank of America Corp., 7.25%	660	772,860
Wells Fargo & Co., 7.50%	655	787,553
		1,560,413
Equity Real Estate Investment Trusts (REITs) — 0.8%
Welltower Inc., 6.50%	7,743	450,565
Gas Utilities — 1.1%
Spire, Inc., 6.75%, 4/1/17	10,180	590,338
Pharmaceuticals — 0.3%
Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	240	156,960
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,823,824)		2,758,276
CONVERTIBLE BONDS — 4.2%
Auto Components — 0.6%
Credit Suisse AG, (convertible into Delphi Automotive plc), 5.93%, 6/1/17(3)(4)	$5,020	325,396
Deutsche Bank AG, (convertible into Delphi Automotive plc), 6.50%, 12/22/16(3)(4)	438	30,124
		355,520
Capital Markets — 0.7%
Janus Capital Group, Inc., 0.75%, 7/15/18	280,000	372,400
Energy Equipment and Services†
Morgan Stanley B.V., (convertible into Schlumberger Ltd.), 3.23%, 2/23/17(3)(4)	64	5,399
Health Care Providers and Services — 0.1%
Merrill Lynch International & Co. C.V., (convertible into Patterson Cos., Inc.), 5.30%, 6/1/17(3)(4)	410	16,012
Morgan Stanley B.V., (convertible into Cigna Corp.), 4.90%, 4/19/17(3)(4)	58	7,322
Wells Fargo Bank N.A., (convertible into Cigna Corp.), 4.32%, 2/21/17(3)(4)	215	28,838
		52,172
Multiline Retail — 0.1%
UBS AG, (convertible into Target Corp.), 2.20%, 2/23/17(3)(4)	466	34,118
Semiconductors and Semiconductor Equipment — 2.5%
Intel Corp., 2.95%, 12/15/35	494,000	647,758
Microchip Technology, Inc., 1.625%, 2/15/25	510,000	678,937
		1,326,695
Software — 0.2%
Citigroup Global Markets Holdings, Inc., (convertible into Oracle Corp.), MTN, 1.60%, 12/7/16(3)(4)	2,457	98,397

14

	Shares/ Principal Amount	Value
Specialty Retail†
Wells Fargo Bank N.A., (convertible into Bed Bath & Beyond, Inc.), 4.37%, 3/1/17(3)(4)	$106	$4,844
TOTAL CONVERTIBLE BONDS (Cost $2,153,736)		2,249,545
CORPORATE BONDS — 1.5%
Automobiles†
Daimler Finance North America LLC, 2.00%, 8/3/18(4)	10,000	10,022
Banks — 0.1%
Capital One Financial Corp., 4.20%, 10/29/25	40,000	40,075
Citigroup, Inc., 4.00%, 8/5/24	35,000	35,173
		75,248
Capital Markets — 0.1%
Jefferies Group LLC, 5.125%, 4/13/18	35,000	36,200
Commercial Services and Supplies†
Pitney Bowes, Inc., 4.625%, 3/15/24	24,000	23,649
Consumer Finance†
American Express Credit Corp., 2.60%, 9/14/20	20,000	20,166
Diversified Financial Services — 0.1%
Ally Financial, Inc., 3.50%, 1/27/19	20,000	20,050
Morgan Stanley, 5.00%, 11/24/25	39,000	41,700
		61,750
Diversified Telecommunication Services — 0.1%
AT&T, Inc., 4.45%, 4/1/24	39,000	40,554
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21	24,000	21,540
Nabors Industries, Inc., 6.15%, 2/15/18	20,000	20,650
		42,190
Equity Real Estate Investment Trusts (REITs) — 0.1%
Crown Castle International Corp., 5.25%, 1/15/23	20,000	21,816
VEREIT Operating Partnership LP, 4.125%, 6/1/21	20,000	20,600
		42,416
Food and Staples Retailing — 0.1%
Dollar General Corp., 3.25%, 4/15/23	20,000	19,834
Tesco plc, MTN, 5.50%, 12/13/19	GBP 10,000	13,774
		33,608
Gas Utilities — 0.1%
Energy Transfer Partners LP, 2.50%, 6/15/18	$35,000	35,053
MPLX LP, 4.875%, 12/1/24	22,000	22,250
Williams Cos., Inc. (The), 3.70%, 1/15/23	35,000	33,163
		90,466
Household Durables — 0.1%
Toll Brothers Finance Corp., 4.00%, 12/31/18	35,000	36,072
Industrial Conglomerates — 0.1%
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	39,000	39,496
Insurance — 0.1%
International Lease Finance Corp., 4.625%, 4/15/21	20,000	20,800

15

	Shares/ Principal Amount	Value
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(4)	$14,000	$14,176
		34,976
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.50%, 4/15/23	40,000	40,473
Media†
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(4)	10,000	10,237
Metals and Mining†
Newmont Mining Corp., 3.50%, 3/15/22	10,000	10,262
Multi-Utilities†
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	25,000	24,937
Oil, Gas and Consumable Fuels — 0.1%
Petrobras Global Finance BV, 5.375%, 1/27/21	14,000	13,664
Shell International Finance BV, 1.625%, 11/10/18	35,000	35,015
		48,679
Technology Hardware, Storage and Peripherals — 0.1%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.48%, 6/1/19(4)	25,000	25,492
Seagate HDD Cayman, 4.75%, 6/1/23	24,000	23,325
		48,817
Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc., 6.625%, 4/1/23	35,000	37,176
TOTAL CORPORATE BONDS (Cost $815,254)		807,394
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 1.2%
Private Sponsor Collateralized Mortgage Obligations — 1.1%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33	7,562	7,630
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.01%, 12/1/16	27,268	27,256
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.31%, 12/1/16	6,881	6,622
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.91%, 12/1/16	35,634	35,477
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 3.04%, 12/1/16	1,984	1,770
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	6,132	6,357
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.53%, 12/1/16	30,483	30,058
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 12/1/16	10,824	10,595
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.76%, 12/1/16	29,207	30,230
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.45%, 12/1/16	10,172	9,801
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.02%, 12/1/16	8,342	8,662
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.08%, 12/1/16	26,656	26,742
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.99%, 12/1/16	13,302	13,247

16

	Shares/ Principal Amount	Value
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.14%, 12/1/16	$12,414	$12,329
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.15%, 12/1/16	7,186	6,877
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 6.99%, 12/1/16	841	878
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.62%, 12/1/16	6,368	6,460
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 2.90%, 12/1/16	36,206	35,400
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.79%, 12/1/16	12,359	12,084
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.77%, 12/1/16	6,822	6,833
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.90%, 12/1/16	15,082	15,217
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	4,096	4,044
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.00%, 12/1/16	7,098	7,106
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.09%, 12/1/16	8,096	8,078
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	2,679	2,697
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 2.96%, 12/1/16	8,894	8,094
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.02%, 12/1/16	5,389	5,188
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 2.93%, 12/1/16	37,012	34,986
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.08%, 12/1/16	10,329	10,178
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.21%, 12/1/16	35,045	33,139
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 3.07%, 12/1/16	21,616	20,642
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.23%, 12/1/16	39,923	37,130
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.16%, 12/1/16	14,030	12,871
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	32,643	32,288
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	16,678	16,558
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	13,935	13,731
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	30,535	30,004
		587,259
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FNMA, Series 2016-C03, Class 2M2, VRN, 6.49%, 12/27/16	5,000	5,416
FNMA, Series 2016-C04, Class 1M2, VRN, 4.84%, 12/27/16	10,000	10,124
FNMA, Series 2016-C05, Class 2M2, VRN, 5.04%, 12/27/16	5,000	5,088
		20,628
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $604,289)		607,887

17

	Shares/ Principal Amount	Value
EXCHANGE-TRADED FUNDS — 0.6%
Alerian MLP ETF	7,239	$89,474
iShares Russell 1000 Value ETF	2,034	223,557
TOTAL EXCHANGE-TRADED FUNDS (Cost $302,759)		313,031
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 0.6%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(4)	$25,000	25,280
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(4)	15,000	15,348
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.86%, 12/1/16	25,000	27,386
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 12/1/16	10,000	10,560
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.80%, 12/1/16	10,000	10,624
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 12/1/16	15,000	15,730
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 12/1/16	25,000	25,401
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(4)	25,000	25,468
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(4)	25,000	25,293
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	15,000	15,280
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, 3.76%, 12/1/16	25,000	25,441
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 3.08%, 12/1/16(4)	10,000	9,705
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 12/1/16	25,000	26,332
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, VRN, 3.46%, 12/15/16	20,000	19,823
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	25,000	24,559
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $305,909)		302,230
ASSET-BACKED SECURITIES(5) — 0.5%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.55%, 12/17/16(4)	13,691	13,666
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(4)	15,000	14,977
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(4)	25,000	24,913
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 1.79%, 12/17/16(4)	10,000	10,021
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(4)	8,623	8,568
Invitation Homes Trust, Series 2013-SFR1, Class A, VRN, 1.68%, 12/17/16(4)	14,132	14,139
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.55%, 12/17/16(4)	9,737	9,706
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.75%, 12/17/16(4)	24,900	24,927
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.50%, 5/20/30(4)	8,862	9,006

18

	Shares/ Principal Amount	Value
MVW Owner Trust, Series 2013-1A, Class B, 2.74%, 4/22/30(4)	$9,054	$9,085
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 1.94%, 1/17/17(4)(6)	15,000	15,000
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(4)	27,897	27,870
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(4)	9,648	9,633
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(4)	21,873	21,879
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(4)	8,113	8,005
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(4)	11,250	10,470
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(4)	18,658	18,524
TOTAL ASSET-BACKED SECURITIES (Cost $251,252)		250,389
U.S. TREASURY SECURITIES — 0.3%
U.S. Treasury Bonds, 2.25%, 8/15/46	72,000	60,643
U.S. Treasury Notes, 2.00%, 11/15/26	100,000	96,596
TOTAL U.S. TREASURY SECURITIES (Cost $160,258)		157,239
TEMPORARY CASH INVESTMENTS — 22.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,016,939	12,016,939
U.S. Treasury Bills, 0.43%, 2/9/17(7)(8)	$30,000	29,975
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,046,915)		12,046,914
TOTAL INVESTMENT SECURITIES — 116.2% (Cost $61,027,761)		61,171,984
OTHER ASSETS AND LIABILITIES(9) — (16.2)%		(8,517,724)
TOTAL NET ASSETS — 100.0%		$52,654,260

19

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	32,832	USD	24,581	Credit Suisse AG	12/21/16	$(349)
AUD	106,145	USD	81,042	Credit Suisse AG	12/21/16	(2,699)
AUD	55,383	USD	42,038	Credit Suisse AG	12/21/16	(1,161)
AUD	4,639	USD	3,489	Credit Suisse AG	12/30/16	(66)
AUD	5,413	USD	4,088	Credit Suisse AG	12/30/16	(94)
AUD	9,279	USD	7,015	Credit Suisse AG	12/30/16	(168)
AUD	7,732	USD	5,925	Credit Suisse AG	12/30/16	(219)
AUD	6,959	USD	5,270	Credit Suisse AG	12/30/16	(134)
AUD	4,639	USD	3,524	Credit Suisse AG	12/30/16	(100)
USD	77,945	AUD	106,356	Credit Suisse AG	12/21/16	(554)
USD	119,026	AUD	156,459	Credit Suisse AG	12/30/16	3,572
USD	4,285	AUD	5,606	Credit Suisse AG	12/30/16	148
USD	64,034	AUD	83,824	Credit Suisse AG	12/30/16	2,178
USD	3,559	AUD	4,639	Credit Suisse AG	12/30/16	136
USD	3,983	AUD	5,413	Credit Suisse AG	12/30/16	(11)
USD	83,445	AUD	112,133	Credit Suisse AG	12/30/16	699
BRL	263,709	USD	80,253	UBS AG	12/21/16	(2,707)
USD	36,932	BRL	130,553	UBS AG	12/21/16	(1,458)
USD	40,711	BRL	133,156	UBS AG	12/21/16	1,555
CAD	66,078	USD	49,241	JPMorgan Chase Bank N.A.	12/21/16	(40)
CAD	109,046	USD	81,000	JPMorgan Chase Bank N.A.	12/21/16	194
CAD	110,399	USD	81,623	JPMorgan Chase Bank N.A.	12/21/16	579
CAD	110,555	USD	81,769	JPMorgan Chase Bank N.A.	12/21/16	548
USD	40,779	CAD	54,567	JPMorgan Chase Bank N.A.	12/21/16	150
USD	122,857	CAD	164,878	JPMorgan Chase Bank N.A.	12/21/16	91
CHF	79,339	USD	80,833	Credit Suisse AG	12/21/16	(2,691)
CHF	52,424	USD	51,880	Credit Suisse AG	12/21/16	(247)
CHF	80,962	USD	82,011	JPMorgan Chase Bank N.A.	12/21/16	(2,270)
USD	81,568	CHF	79,339	JPMorgan Chase Bank N.A.	12/21/16	3,425
CLP	16,759,806	USD	24,868	UBS AG	12/21/16	(109)
CLP	80,124,256	USD	123,208	UBS AG	12/21/16	(4,839)
USD	77,133	CLP	52,431,362	UBS AG	12/21/16	(325)
COP	250,131,813	USD	81,314	UBS AG	12/21/16	(256)
USD	82,614	COP	250,131,813	UBS AG	12/21/16	1,556
EUR	15,360	USD	17,303	JPMorgan Chase Bank N.A.	12/21/16	(1,007)
EUR	3,682	USD	3,909	UBS AG	12/30/16	—
EUR	4,195	USD	4,557	UBS AG	12/30/16	(103)
EUR	9,367	USD	10,482	UBS AG	12/30/16	(539)
EUR	6,300	USD	7,041	UBS AG	12/30/16	(353)
EUR	6,635	USD	7,338	UBS AG	12/30/16	(294)
EUR	1,823	USD	2,007	UBS AG	12/30/16	(72)
EUR	33,337	USD	36,445	UBS AG	12/30/16	(1,057)
EUR	4,615	USD	5,073	UBS AG	12/30/16	(175)
EUR	23	USD	26	UBS AG	12/30/16	(1)
EUR	4,335	USD	4,826	UBS AG	12/30/16	(224)
USD	17,332	EUR	15,360	JPMorgan Chase Bank N.A.	12/21/16	1,037
USD	167,926	EUR	149,369	UBS AG	12/30/16	9,368
USD	42,256	EUR	37,586	UBS AG	12/30/16	2,357
USD	84,012	EUR	74,588	UBS AG	12/30/16	4,835
USD	20,668	EUR	18,349	UBS AG	12/30/16	1,189
USD	4,396	EUR	3,908	UBS AG	12/30/16	248
USD	16,616	EUR	14,733	UBS AG	12/30/16	977

20

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,926	EUR	1,710	UBS AG	12/30/16	$111
USD	2,410	EUR	2,142	UBS AG	12/30/16	136
USD	2,430	EUR	2,191	UBS AG	12/30/16	104
USD	1,935	EUR	1,775	UBS AG	12/30/16	52
USD	2,516	EUR	2,317	UBS AG	12/30/16	57
USD	2,986	EUR	2,791	UBS AG	12/30/16	23
USD	2,390	EUR	2,246	UBS AG	12/30/16	5
USD	2,145	EUR	2,028	UBS AG	12/30/16	(9)
USD	3,264	EUR	3,077	UBS AG	12/30/16	(3)
USD	4,053	EUR	3,822	UBS AG	12/30/16	(4)
USD	90,037	EUR	84,983	UBS AG	12/30/16	(175)
USD	20,432	EUR	19,285	UBS AG	12/30/16	(40)
USD	2,584	EUR	2,341	UBS AG	12/30/16	99
USD	15,076	GBP	11,289	UBS AG	12/21/16	943
USD	81,469	HUF	22,643,200	JPMorgan Chase Bank N.A.	12/21/16	4,716
USD	54,459	HUF	15,951,261	JPMorgan Chase Bank N.A.	12/21/16	389
IDR	350,488,159	USD	25,849	UBS AG	12/21/16	(71)
IDR	2,659,295,194	USD	202,305	UBS AG	12/21/16	(6,713)
USD	78,849	IDR	1,078,263,727	UBS AG	12/21/16	(457)
USD	78,264	IDR	1,040,853,275	UBS AG	12/21/16	1,709
INR	1,793,740	USD	26,087	UBS AG	12/21/16	21
INR	2,855,842	USD	42,713	UBS AG	12/21/16	(1,147)
INR	10,879,596	USD	162,236	UBS AG	12/21/16	(3,886)
USD	161,612	INR	11,005,436	UBS AG	12/21/16	1,430
JPY	8,667,809	USD	82,072	Credit Suisse AG	12/21/16	(6,227)
USD	81,174	JPY	8,667,809	Credit Suisse AG	12/21/16	5,330
USD	3,276	JPY	341,859	Credit Suisse AG	12/30/16	283
USD	788	JPY	84,002	Credit Suisse AG	12/30/16	52
USD	178	JPY	19,305	Credit Suisse AG	12/30/16	9
USD	120	JPY	13,215	Credit Suisse AG	12/30/16	4
USD	182	JPY	20,475	Credit Suisse AG	12/30/16	3
USD	1,052	JPY	118,945	Credit Suisse AG	12/30/16	10
USD	51,771	KRW	60,445,337	UBS AG	12/21/16	434
USD	80,809	KRW	93,596,840	UBS AG	12/21/16	1,316
MXN	760,207	USD	35,646	JPMorgan Chase Bank N.A.	12/21/16	1,217
USD	37,916	MXN	760,207	JPMorgan Chase Bank N.A.	12/21/16	1,053
USD	121,925	MYR	511,817	UBS AG	12/21/16	7,657
USD	82,499	MYR	369,143	UBS AG	12/21/16	84
NZD	36,866	USD	26,253	UBS AG	12/21/16	(161)
NZD	111,461	USD	81,110	UBS AG	12/21/16	(2,224)
USD	39,682	NZD	55,251	UBS AG	12/21/16	578
USD	121,927	PHP	5,914,977	UBS AG	12/21/16	3,580
USD	78,319	PHP	3,903,411	UBS AG	12/21/16	219
USD	42,240	PLN	169,450	JPMorgan Chase Bank N.A.	12/21/16	1,933
USD	52,807	PLN	220,137	JPMorgan Chase Bank N.A.	12/21/16	443
USD	40,652	PLN	158,698	JPMorgan Chase Bank N.A.	12/21/16	2,903
RUB	3,357,069	USD	51,390	UBS AG	12/21/16	751
RUB	5,174,179	USD	80,288	UBS AG	12/21/16	77
USD	52,944	SEK	485,212	JPMorgan Chase Bank N.A.	12/21/16	272
USD	81,370	SEK	726,976	JPMorgan Chase Bank N.A.	12/21/16	2,453
SGD	12,504	USD	8,772	Credit Suisse AG	12/30/16	(47)
SGD	18,621	USD	13,155	Credit Suisse AG	12/30/16	(164)
SGD	13,852	USD	9,792	Credit Suisse AG	12/30/16	(128)
SGD	13,997	USD	10,118	Credit Suisse AG	12/30/16	(352)

21

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	10,450	USD	7,613	Credit Suisse AG	12/30/16	$(322)
SGD	7,464	USD	5,403	Credit Suisse AG	12/30/16	(195)
SGD	67,409	USD	48,402	Credit Suisse AG	12/30/16	(1,370)
USD	52,460	SGD	74,733	JPMorgan Chase Bank N.A.	12/21/16	319
USD	81,450	SGD	112,804	JPMorgan Chase Bank N.A.	12/21/16	2,747
USD	152,885	SGD	207,740	Credit Suisse AG	12/30/16	7,943
USD	81,110	SGD	110,233	Credit Suisse AG	12/30/16	4,200
USD	7,655	SGD	10,450	Credit Suisse AG	12/30/16	364
USD	5,377	SGD	7,464	Credit Suisse AG	12/30/16	169
USD	243,133	SGD	336,983	Credit Suisse AG	12/30/16	8,018
USD	8,580	SGD	12,213	Credit Suisse AG	12/30/16	59
USD	191,513	SGD	273,367	Credit Suisse AG	12/30/16	783
USD	55,194	TRY	189,067	JPMorgan Chase Bank N.A.	12/21/16	404
USD	41,106	TRY	133,555	JPMorgan Chase Bank N.A.	12/21/16	2,403
USD	40,393	TRY	127,015	JPMorgan Chase Bank N.A.	12/21/16	3,585
USD	49,925	TWD	1,587,709	UBS AG	12/21/16	212
USD	81,933	TWD	2,595,560	UBS AG	12/21/16	662
ZAR	1,098,670	USD	80,916	JPMorgan Chase Bank N.A.	12/21/16	(3,166)
USD	40,158	ZAR	581,093	JPMorgan Chase Bank N.A.	12/21/16	(965)
USD	23,080	ZAR	321,747	JPMorgan Chase Bank N.A.	12/21/16	311
USD	80,833	ZAR	1,098,670	JPMorgan Chase Bank N.A.	12/21/16	3,083
						$58,412

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 26 Index	$150,000	Sell	5.00%	6/20/21	3.58%	$6,275	$9,949
CDX North America High Yield 27 Index	150,000	Sell	5.00%	12/20/21	3.88%	1,350	8,680
CDX North America Investment Grade 27 Index	400,000	Sell	1.00%	12/20/21	0.73%	251	5,996
						$7,876	$24,625

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

22

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
EUR	-	Euro
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

(3)	Equity-linked debt security. The aggregated value of these securities at the period end was $550,450, which represented 1.0% of total net assets.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $961,860, which represented 1.8% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(7)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on swap agreements. At the period end, the aggregate value of securities pledged was $13,988.

(8)	The rate indicated is the yield to maturity at purchase.

(9)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities - unaffiliated, at value (cost of $37,682,914)	$37,701,006
Investment securities - affiliated, at value (cost of $23,344,847)	23,470,978
Total investment securities, at value (cost of $61,027,761)	61,171,984
Cash	18,592
Foreign currency holdings, at value (cost of $4,233)	4,208
Receivable for investments sold	401,096
Receivable for capital shares sold	63,719
Unrealized appreciation on forward foreign currency exchange contracts	110,560
Dividends and interest receivable	146,031
61,916,190

Liabilities
Payable for investments purchased	9,181,394
Payable for capital shares redeemed	10,286
Unrealized depreciation on forward foreign currency exchange contracts	52,148
Payable for variation margin on swap agreements	463
Accrued management fees	15,007
Distribution and service fees payable	2,632
9,261,930

Net Assets	$52,654,260

Net Assets Consist of:
Capital (par value and paid-in surplus)	$53,386,099
Undistributed net investment income	63,471
Accumulated net realized loss	(1,004,250)
Net unrealized appreciation	208,940
$52,654,260

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$43,297,122	4,469,460	$9.69
Institutional Class, $0.01 Par Value	$1,755,565	181,170	$9.69
A Class, $0.01 Par Value	$2,400,158	247,693	$9.69*
C Class, $0.01 Par Value	$1,765,111	182,211	$9.69
R Class, $0.01 Par Value	$1,729,649	178,529	$9.69
R6 Class, $0.01 Par Value	$1,706,655	176,133	$9.69
*Maximum offering price $10.28 (net asset value divided by 0.9425).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Income distributions from underlying funds (including $418,114 from affiliated funds)	$588,142
Dividends (net of foreign taxes withheld of $6,400)	410,751
Interest	93,505
1,092,398

Expenses:
Management fees	182,751
Distribution and service fees:
A Class	5,059
C Class	16,768
R Class	8,308
Directors' fees and expenses	684
Other expenses	3,226
216,796
Fees waived	(66,830)
149,966

Net investment income (loss)	942,432

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(481,537) from affiliated funds)	(647,642)
Swap agreement transactions	52
Foreign currency transactions	(53,733)
Capital gain distributions received from underlying funds (including $3,941 from affiliated funds)	24,911
(676,412)

Change in net unrealized appreciation (depreciation) on:
Investments	820,344
Swap agreements	7,039
Translation of assets and liabilities in foreign currencies	52,168
879,551

Net realized and unrealized gain (loss)	203,139

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,145,571

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$942,432	$617,419
Net realized gain (loss)	(676,412)	(303,615)
Change in net unrealized appreciation (depreciation)	879,551	(670,611)
Net increase (decrease) in net assets resulting from operations	1,145,571	(356,807)

Distributions to Shareholders
From net investment income:
Investor Class	(542,473)	(281,774)
Institutional Class	(91,140)	(83,600)
A Class	(84,948)	(62,070)
C Class	(59,003)	(49,716)
R Class	(67,155)	(56,994)
R6 Class	(80,939)	(69,100)
From tax return of capital:
Investor Class	—	(23,825)
Institutional Class	—	(6,506)
A Class	—	(4,790)
C Class	—	(3,672)
R Class	—	(4,322)
R6 Class	—	(5,403)
Decrease in net assets from distributions	(925,658)	(651,772)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	35,535,653	17,907,273

Net increase (decrease) in net assets	35,755,566	16,898,694

Net Assets
Beginning of period	16,898,694	—
End of period	$52,654,260	$16,898,694

Undistributed (distributions in excess of) net investment income	$63,471	$(6,957)

See Notes to Financial Statements.

26

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Income Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds, equity and debt securities, and certain derivative instruments. The fund may invest in affiliated and unaffiliated funds (collectively, the underlying funds) to an unlimited extent. The fund will assume the risks associated with the underlying funds. The fund's investment objective is to seek income. Long-term capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on December 1, 2014, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

27

Open-end management investment companies are valued at the reported net asset value per share. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

28

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds. ACIM owns 74% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.90% for the Investor Class, A Class, C Class and R Class, 0.70% for the Institutional Class and 0.55% for the R6 Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2016 was $39,081, $5,906, $6,322, $5,219, $5,169 and $5,133 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended November 30, 2016 was 0.59% for the Investor Class, A Class, C Class and R Class, 0.39% for the Institutional Class and 0.24% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

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Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended November 30, 2016.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2016 totaled $76,109,707, of which $219,667 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 totaled $43,722,079, of which $39,022 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		50,000,000
Sold	3,832,643	$37,402,279	1,113,759	$11,024,918
Issued in reinvestment of distributions	51,396	492,964	30,234	293,397
Redeemed	(325,053)	(3,105,776)	(233,519)	(2,271,960)
	3,558,986	34,789,467	910,474	9,046,355
Institutional Class/Shares Authorized	45,000,000		50,000,000
Sold	2,572	25,000	200,000	2,000,000
Issued in reinvestment of distributions	9,584	91,140	9,247	90,106
Redeemed	(40,233)	(400,000)	—	—
	(28,077)	(283,860)	209,247	2,090,106
A Class/Shares Authorized	45,000,000		50,000,000
Sold	63,714	619,774	168,393	1,683,070
Issued in reinvestment of distributions	8,877	84,948	6,865	66,860
Redeemed	(114)	(1,090)	(42)	(397)
	72,477	703,632	175,216	1,749,533
C Class/Shares Authorized	45,000,000		50,000,000
Sold	11,611	112,482	161,611	1,615,000
Issued in reinvestment of distributions	6,200	59,003	5,480	53,388
Redeemed	(2,691)	(26,634)	—	—
	15,120	144,851	167,091	1,668,388
R Class/Shares Authorized	45,000,000		50,000,000
Sold	3,501	34,253	161,768	1,617,112
Issued in reinvestment of distributions	7,051	67,155	6,294	61,316
Redeemed	(81)	(784)	(4)	(40)
	10,471	100,624	168,058	1,678,388
R6 Class/Shares Authorized	45,000,000		45,000,000
Sold	—	—	160,000	1,600,000
Issued in reinvestment of distributions	8,488	80,939	7,645	74,503
	8,488	80,939	167,645	1,674,503
Net increase (decrease)	3,637,465	$35,535,653	1,797,731	$17,907,273

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended November 30, 2016 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	$1,925,681	$5,118,276	$1,268,435	$(7,914)	$98,861	$5,806,261
Emerging Markets Value Fund Institutional Class	—	1,316,998	207	(12)	3	1,320,577
High-Yield Fund R6 Class	3,496,667	11,123,243	3,623,685	(216,404)	269,044	11,352,296
International Value Fund R6 Class	1,490,156	5,035,798	2,246,527	(257,246)	44,034	4,479,438
Utilities Fund Investor Class	163,513	412,995	74,729	39	10,113	512,406
	$7,076,017	$23,007,310	$7,213,583	$(481,537)	$422,055	$23,470,978

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Mutual Funds	$23,470,978	—	—
Common Stocks	11,473,256	$1,127,162	—
Preferred Stocks	2,862,457	2,745,226	—
Convertible Preferred Stocks	—	2,758,276	—
Convertible Bonds	—	2,249,545	—
Corporate Bonds	—	807,394	—
Collateralized Mortgage Obligations	—	607,887	—
Exchange-Traded Funds	313,031	—	—
Commercial Mortgage-Backed Securities	—	302,230	—
Asset-Backed Securities	—	250,389	—
U.S. Treasury Securities	—	157,239	—
Temporary Cash Investments	12,016,939	29,975	—
	$50,136,661	$11,035,323	—
Other Financial Instruments
Swap Agreements	—	$24,625	—
Forward Foreign Currency Exchange Contracts	—	110,560	—
	—	$135,185	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$52,148	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $258,875.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,290,945.

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Value of Derivative Instruments as of November 30, 2016
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$463
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$110,560	Unrealized depreciation on forward foreign currency exchange contracts	52,148
		$110,560		$52,611

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$52	Change in net unrealized appreciation (depreciation) on swap agreements	$7,039
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(58,988)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	53,562
		$(58,936)		$60,601

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

10. Federal Tax Information

On December 29, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 28, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.1189	$0.1206	$0.1167	$0.1103	$0.1146	$0.1219

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$925,658	$603,254
Long-term capital gains	—	—
Tax return of capital	—	$48,518

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$61,659,397
Gross tax appreciation of investments	$308,598
Gross tax depreciation of investments	(796,011)
Net tax appreciation (depreciation) of investments	(487,413)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	31,410
Net tax appreciation (depreciation)	$(456,003)
Undistributed ordinary income	$95,471
Accumulated short-term capital losses	$(227,143)
Accumulated long-term capital losses	$(144,164)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

11. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.40	0.42	0.31	0.73	(0.44)	—	(0.44)	$9.69	7.92%	0.61%	0.92%	4.50%	4.19%	195%	$43,297
2015	$10.00	0.39	(0.57)	(0.18)	(0.39)	(0.03)	(0.42)	$9.40	(1.84)%	0.59%	0.91%	4.08%	3.76%	127%	$8,559
Institutional Class
2016	$9.40	0.47	0.28	0.75	(0.46)	—	(0.46)	$9.69	8.14%	0.41%	0.72%	4.70%	4.39%	195%	$1,756
2015	$10.00	0.42	(0.58)	(0.16)	(0.41)	(0.03)	(0.44)	$9.40	(1.65)%	0.39%	0.71%	4.28%	3.96%	127%	$1,967
A Class
2016	$9.40	0.42	0.28	0.70	(0.41)	—	(0.41)	$9.69	7.65%	0.86%	1.17%	4.25%	3.94%	195%	$2,400
2015	$10.00	0.38	(0.58)	(0.20)	(0.37)	(0.03)	(0.40)	$9.40	(2.08)%	0.84%	1.16%	3.83%	3.51%	127%	$1,647
C Class
2016	$9.40	0.35	0.28	0.63	(0.34)	—	(0.34)	$9.69	6.83%	1.61%	1.92%	3.50%	3.19%	195%	$1,765
2015	$10.00	0.31	(0.58)	(0.27)	(0.31)	(0.03)	(0.33)	$9.40	(2.79)%	1.59%	1.91%	3.08%	2.76%	127%	$1,570
R Class
2016	$9.40	0.40	0.28	0.68	(0.39)	—	(0.39)	$9.69	7.37%	1.11%	1.42%	4.00%	3.69%	195%	$1,730
2015	$10.00	0.36	(0.58)	(0.22)	(0.35)	(0.03)	(0.38)	$9.40	(2.32)%	1.09%	1.41%	3.58%	3.26%	127%	$1,580
R6 Class
2016	$9.40	0.48	0.28	0.76	(0.47)	—	(0.47)	$9.69	8.30%	0.26%	0.57%	4.85%	4.54%	195%	$1,707
2015	$10.00	0.44	(0.58)	(0.14)	(0.43)	(0.03)	(0.46)	$9.40	(1.51)%	0.24%	0.56%	4.43%	4.11%	127%	$1,576

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Asset Income Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Asset Income Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

39

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

43

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

44

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

45

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For corporate taxpayers, the fund hereby designates $190,742, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2016 as qualified for the corporate dividends received deduction.

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Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91040 1701

Annual Report

November 30, 2016

Strategic Allocation: Aggressive Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.
Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	3.61%	8.85%	5.37%	—	2/15/96
S&P 500 Index	—	8.06%	14.43%	6.88%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	2.17%	2.42%	4.27%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.24%	0.08%	0.76%	—	—
Institutional Class	AAAIX	3.71%	9.07%	5.57%	—	8/1/00
A Class	ACVAX					10/2/96
No sales charge		3.44%	8.60%	5.11%	—
With sales charge		-2.49%	7.31%	4.49%	—
C Class	ASTAX	2.56%	7.79%	4.32%	—	11/27/01
R Class	AAARX	3.18%	8.31%	4.82%	—	3/31/05
R6 Class	AAAUX	4.02%	—	—	5.97%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $16,874

S&P 500 Index — $19,462

Bloomberg Barclays U.S. Aggregate Bond Index — $15,190

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,791

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.15%	0.95%	1.40%	2.15%	1.65%	0.80%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen
Performance Summary
Strategic Allocation: Aggressive returned 3.61%* for the fiscal year ended November 30, 2016. Despite early setbacks, U.S. stocks continued to set record levels following the presidential election, led by the financials, industrials, and energy sectors. Improved domestic economic data pushed up riskier assets, with small caps and value stocks leading the way. In the U.S., small- and mid-cap stocks beat large-cap equities; value outperformed growth across all market capitalizations. Non-U.S. emerging market stocks outperformed developed non-U.S. equities, as Europe continued to struggle from Brexit-related fallout and Japan-based stocks faced a strengthening yen. The real story, however, was in fixed income, as rates adjusted to the economic landscape, and investors grew confident that the Federal Reserve would raise interest rates in December 2016. After falling for the first seven months of 2016, the U.S. 10-Year Treasury yield climbed to 18-month highs in November.
Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.
Tactical Positioning
In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. For much of the reporting period, we maintained an overweight allocation to U.S. stocks with a corresponding underweight to U.S. bonds. Within the equity segment, the fund was overweight to U.S. equities for much of the reporting period, though this bias was removed during the year by shifting to underweight positions in large-cap core and large-cap value segments, and increasing the underweight in the mid-cap value segment. Conversely, we increased exposure to large-cap growth stocks, which was beneficial, and increased the slight overweight in the mid-cap growth equity segment. The underweight to non-U.S. developed large-cap stocks, which benefited returns, was removed during the period. Similarly, we increased exposure to emerging market equities, moving to a neutral position.
In the bond segment, the underweight to high-quality bonds was removed and exposure to high-yield bonds was decreased during the reporting period, moving the fixed-income segment to a neutral position. We retained a slight overweight to global real estate-related securities and a corresponding underweight to cash.
From a return perspective, an overweight to U.S. equities and an underweight to high-quality bonds added value. An underweight position in non-U.S. developed market stocks also helped. On the other hand, a tactical overweight to U.S. large-cap growth stocks, which was increased toward the year’s second half, detracted, particularly in the period’s last two months. A net underweight to small-cap stocks hampered returns as did underweight positions in emerging market equities and an overweight to global real estate stocks.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Equities Produced Mixed Returns
The U.S. equity portion of Strategic Allocation: Aggressive produced gains, with key contribution to total returns coming from large-cap value, large-cap core, and mid-cap value stocks. Conversely, non-U.S. developed market stocks generally detracted, particularly in the large-cap growth exposure. The exception was emerging markets equities, which gained and added value.
Overall, security selection negatively impacted portfolio results. The leading underlying component detractors included non-U.S. developed market growth stocks. Within the U.S. allocation, stock selection in underlying large-cap core equities also hampered performance. In addition, unsuccessful security selection in the mid-cap growth segment weighed on results.
Fixed-Income Components Gained
All fixed-income components produced positive returns during the reporting period, aiding the fund’s absolute results. The U.S. high-yield bond segment was a key contributor to total gains at the fund level, despite difficult security selection within the segment. On the other hand, strong security selection contributed to outperformance in the U.S. high-quality bond and non-U.S. bond segments.
Outlook
As we approach 2017, we believe there is potential for stronger growth in the developed world in the coming year. Growth expectations have improved in the U.S., the U.K., and the eurozone, which has been reflected in recent market performance. At the same time, post-election risks remain. The U.K.’s exit from the European Union (Brexit) has been delayed and president-elect Trump’s proposals are still just talk. How they, and other changes from populist movements, actually play out remains to be seen. The combination of a stronger dollar, weaker commodities, and Trump’s trade policy proposals makes the environment more challenging for emerging markets. This potentially signals a shift in growth leadership from emerging markets to developed markets. However, that assumes the ultimate impact of populist movement-driven changes won’t derail developed market growth. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.
By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.
It’s also important to note that when we overweight a particular asset class or style, we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of a given discipline. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	1.4%
Apple, Inc.	1.3%
Microsoft Corp.	1.1%
Amazon.com, Inc.	0.9%
PepsiCo, Inc.	0.7%
Facebook, Inc., Class A	0.6%
Procter & Gamble Co. (The)	0.6%
Oracle Corp.*	0.6%
Wal-Mart Stores, Inc.	0.5%
TOTAL SA*	0.5%
*Includes shares traded on all exchanges.

Geographic Composition of Common Stocks	% of net assets
United States	55.2%
United Kingdom	3.4%
Japan	3.0%
France	2.6%
Other Countries	14.6%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.0 years
Average Duration (effective)	5.4 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	55.2%
Foreign Common Stocks**	23.6%
Corporate Bonds	7.9%
U.S. Treasury Securities	6.1%
U.S. Government Agency Mortgage-Backed Securities	2.1%
Sovereign Governments and Agencies	1.4%
Collateralized Mortgage Obligations	0.5%
Commercial Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.5%
Exchange-Traded Funds	0.4%
Municipal Securities	0.3%
U.S. Government Agency Securities	0.1%
Commercial Paper	0.3%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.9)%
**Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,031.70	$5.64	1.11%
Investor Class (before waiver)	$1,000	$1,031.70(2)	$5.89	1.16%
Institutional Class (after waiver)	$1,000	$1,031.90	$4.62	0.91%
Institutional Class (before waiver)	$1,000	$1,031.90(2)	$4.88	0.96%
A Class (after waiver)	$1,000	$1,031.60	$6.91	1.36%
A Class (before waiver)	$1,000	$1,031.60(2)	$7.16	1.41%
C Class (after waiver)	$1,000	$1,026.90	$10.69	2.11%
C Class (before waiver)	$1,000	$1,026.90(2)	$10.95	2.16%
R Class (after waiver)	$1,000	$1,030.30	$8.17	1.61%
R Class (before waiver)	$1,000	$1,030.30(2)	$8.43	1.66%
R6 Class (after waiver)	$1,000	$1,033.30	$3.86	0.76%
R6 Class (before waiver)	$1,000	$1,033.30(2)	$4.12	0.81%
Hypothetical
Investor Class (after waiver)	$1,000	$1,019.45	$5.60	1.11%
Investor Class (before waiver)	$1,000	$1,019.20	$5.86	1.16%
Institutional Class (after waiver)	$1,000	$1,020.45	$4.60	0.91%
Institutional Class (before waiver)	$1,000	$1,020.20	$4.85	0.96%
A Class (after waiver)	$1,000	$1,018.20	$6.86	1.36%
A Class (before waiver)	$1,000	$1,017.95	$7.11	1.41%
C Class (after waiver)	$1,000	$1,014.45	$10.63	2.11%
C Class (before waiver)	$1,000	$1,014.20	$10.88	2.16%
R Class (after waiver)	$1,000	$1,016.95	$8.12	1.61%
R Class (before waiver)	$1,000	$1,016.70	$8.37	1.66%
R6 Class (after waiver)	$1,000	$1,021.20	$3.84	0.76%
R6 Class (before waiver)	$1,000	$1,020.95	$4.09	0.81%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

Schedule of Investments

NOVEMBER 30, 2016

	Shares/ Principal Amount	Value
COMMON STOCKS — 78.8%
Aerospace and Defense — 1.3%
Aerojet Rocketdyne Holdings, Inc.(1)	802	$16,297
Boeing Co. (The)	25,745	3,876,167
Cubic Corp.	1,135	52,551
Hexcel Corp.	955	49,393
L-3 Communications Holdings, Inc.	2,658	419,353
Lockheed Martin Corp.	7,609	2,018,287
Mercury Systems, Inc.(1)	2,914	86,575
Raytheon Co.	229	34,245
Safran SA	2,853	195,848
Textron, Inc.	31,946	1,470,474
Thales SA	9,930	969,604
United Technologies Corp.	26,742	2,880,648
		12,069,442
Air Freight and Logistics — 0.1%
Royal Mail plc	64,178	376,283
XPO Logistics, Inc.(1)	3,132	139,468
		515,751
Airlines — 0.8%
Delta Air Lines, Inc.	38,519	1,855,845
Hawaiian Holdings, Inc.(1)	13,989	718,335
Japan Airlines Co. Ltd.	18,200	538,499
JetBlue Airways Corp.(1)	72,652	1,459,579
Ryanair Holdings plc ADR(1)	10,244	817,881
Spirit Airlines, Inc.(1)	12,085	671,926
United Continental Holdings, Inc.(1)	19,219	1,325,150
		7,387,215
Auto Components — 1.0%
Adient plc(1)	494	26,459
BorgWarner, Inc.	14,280	508,368
Bridgestone Corp.	19,300	736,708
Cie Generale des Etablissements Michelin, Class B	530	56,734
Continental AG	760	134,838
Delphi Automotive plc	35,523	2,273,472
Dometic Group AB(1)	8,425	60,062
Drew Industries, Inc.	4,232	444,783
Faurecia	8,509	304,998
Hota Industrial Manufacturing Co. Ltd.	79,000	303,627
Koito Manufacturing Co. Ltd.	3,900	203,173
Lear Corp.	11,339	1,468,514
Minth Group Ltd.	112,000	366,763
Motherson Sumi Systems Ltd.	77,662	351,498

	Shares/ Principal Amount	Value
NGK Spark Plug Co. Ltd.	10,500	$215,314
Stoneridge, Inc.(1)	593	9,411
Tenneco, Inc.(1)	1,806	106,464
Toyota Boshoku Corp.	11,000	250,085
TS Tech Co. Ltd.	9,600	252,996
Tung Thih Electronic Co. Ltd.	26,000	224,328
Valeo SA	20,040	1,117,404
Visteon Corp.	3,433	270,074
		9,686,073
Automobiles — 0.9%
Astra International Tbk PT	2,363,000	1,316,410
Brilliance China Automotive Holdings Ltd.	184,000	257,621
Daimler AG	1,123	74,698
Ford Motor Co.	112,400	1,344,304
Fuji Heavy Industries Ltd.	16,100	653,682
Honda Motor Co. Ltd.	25,400	739,765
Honda Motor Co. Ltd. ADR	15,830	470,784
Isuzu Motors Ltd.	15,800	186,305
Mazda Motor Corp.	4,900	78,551
Peugeot SA(1)	42,206	622,670
Suzuki Motor Corp.	7,600	244,465
Tata Motors Ltd.	118,110	792,531
Tofas Turk Otomobil Fabrikasi AS	84,645	528,215
Toyota Motor Corp.	22,100	1,284,410
		8,594,411
Banks — 5.4%
Ameris Bancorp	1,703	76,380
Australia & New Zealand Banking Group Ltd.	55,601	1,166,474
Banco Santander SA	178,571	816,272
Bank Mandiri Persero Tbk PT	799,700	619,579
Bank of America Corp.	119,315	2,519,933
Bank of Hawaii Corp.	5,470	456,034
Bank of Ireland(1)	507,350	108,081
Bank of the Ozarks, Inc.	3,396	164,774
Bank Rakyat Indonesia Persero Tbk PT	541,200	435,276
Bankia SA	207,660	185,094
BankUnited, Inc.	17,152	607,695
BB&T Corp.	82,845	3,748,736
BNP Paribas SA	36,979	2,146,948
BOC Hong Kong Holdings Ltd.	162,000	607,774
Boston Private Financial Holdings, Inc.	4,456	66,840
Capital Bank Financial Corp., Class A	4,574	163,749
Capitec Bank Holdings Ltd.	13,719	633,730
Cathay General Bancorp	3,864	135,626
China Construction Bank Corp., H Shares	241,000	179,589
Citigroup, Inc.	41,450	2,337,366
Citizens Financial Group, Inc.	10,334	346,292

	Shares/ Principal Amount	Value
Comerica, Inc.	7,570	$482,588
Commerce Bancshares, Inc.	12,153	666,090
Commercial International Bank Egypt S.A.E.	66,288	256,024
Credicorp Ltd.	3,809	596,832
DNB ASA	43,480	640,426
Erste Group Bank AG	27,600	767,569
F.N.B. Corp.	4,989	76,232
FCB Financial Holdings, Inc., Class A(1)	4,997	221,117
First Financial Bankshares, Inc.	1,202	51,746
First Hawaiian, Inc.	2,406	72,156
Hang Seng Bank Ltd.	31,300	593,193
HDFC Bank Ltd.	79,267	1,579,690
HSBC Holdings plc	249,518	1,983,074
Industrial & Commercial Bank of China Ltd., H Shares	2,244,770	1,374,674
ING Groep NV	82,484	1,123,355
Itau Unibanco Holding SA ADR	99,820	1,032,139
JPMorgan Chase & Co.	21,812	1,748,668
Kasikornbank PCL	61,300	292,072
KBC Group NV	32,289	1,936,252
LegacyTexas Financial Group, Inc.	3,028	118,879
M&T Bank Corp.	11,238	1,617,598
Mitsubishi UFJ Financial Group, Inc.	107,600	629,959
Mizuho Financial Group, Inc.	238,200	421,829
Moneta Money Bank AS(1)	118,209	385,788
OTP Bank plc	22,517	606,914
PacWest Bancorp	389	19,936
PNC Financial Services Group, Inc. (The)	23,684	2,618,029
Prosperity Bancshares, Inc.	856	56,607
Sberbank of Russia PJSC ADR	77,363	775,564
Societe Generale SA	17,641	758,810
Southside Bancshares, Inc.	320	12,310
Sumitomo Mitsui Financial Group, Inc.	13,900	511,021
SunTrust Banks, Inc.	6,784	352,429
SVB Financial Group(1)	3,966	626,747
Texas Capital Bancshares, Inc.(1)	1,663	120,983
U.S. Bancorp	42,450	2,106,369
UMB Financial Corp.	7,243	550,613
United Overseas Bank Ltd.	8,800	125,306
Wells Fargo & Co.	69,974	3,703,024
Westamerica Bancorporation	9,937	616,392
Westpac Banking Corp.	33,749	779,309
Yes Bank Ltd.	9,374	160,757
Zions Bancorp	7,026	279,565
		50,970,877
Beverages — 1.2%
Coca-Cola Bottling Co. Consolidated	538	87,038
Coca-Cola Co. (The)	5,313	214,380

	Shares/ Principal Amount	Value
Constellation Brands, Inc., Class A	5,495	$830,514
Dr Pepper Snapple Group, Inc.	13,637	1,182,873
Fomento Economico Mexicano SAB de CV ADR	2,690	209,954
MGP Ingredients, Inc.	1,495	70,713
Molson Coors Brewing Co., Class B	7,055	691,602
Monster Beverage Corp.(1)	12,960	579,960
PepsiCo, Inc.	62,268	6,233,027
Treasury Wine Estates Ltd.	130,934	1,043,266
		11,143,327
Biotechnology — 2.3%
AbbVie, Inc.	46,524	2,828,659
Acceleron Pharma, Inc.(1)	548	18,462
Aimmune Therapeutics, Inc.(1)	1,572	35,684
Alder Biopharmaceuticals, Inc.(1)	998	23,503
Alexion Pharmaceuticals, Inc.(1)	2,893	354,653
Alkermes plc(1)	4,101	233,060
Amgen, Inc.	32,265	4,648,419
Biogen, Inc.(1)	11,031	3,243,886
BioMarin Pharmaceutical, Inc.(1)	4,613	395,011
Bluebird Bio, Inc.(1)	209	12,613
Celgene Corp.(1)	9,699	1,149,428
CSL Ltd.	5,860	424,077
Exact Sciences Corp.(1)	1,242	18,344
Exelixis, Inc.(1)	2,425	41,031
FibroGen, Inc.(1)	1,350	29,903
Flexion Therapeutics, Inc.(1)	1,422	23,463
Galapagos NV(1)	2,665	158,370
Genmab A/S(1)	2,047	354,562
Genomic Health, Inc.(1)	1,108	33,716
Gilead Sciences, Inc.	34,366	2,532,774
Halozyme Therapeutics, Inc.(1)	2,237	26,419
Incyte Corp.(1)	13,746	1,406,078
Kite Pharma, Inc.(1)	653	33,257
Ligand Pharmaceuticals, Inc., Class B(1)	255	26,622
Medy-Tox, Inc.	1,357	380,965
Neurocrine Biosciences, Inc.(1)	8,570	398,077
Ophthotech Corp.(1)	470	14,406
Portola Pharmaceuticals, Inc.(1)	562	10,110
Prothena Corp. plc(1)	599	35,353
Puma Biotechnology, Inc.(1)	9,455	407,038
Radius Health, Inc.(1)	667	35,498
Regeneron Pharmaceuticals, Inc.(1)	2,526	957,960
Sage Therapeutics, Inc.(1)	465	23,301
Sarepta Therapeutics, Inc.(1)	580	19,871
Shire plc	25,580	1,491,465
Spark Therapeutics, Inc.(1)	458	25,195
Synergy Pharmaceuticals, Inc.(1)	3,071	16,153

	Shares/ Principal Amount	Value
TESARO, Inc.(1)	369	$50,070
Ultragenyx Pharmaceutical, Inc.(1)	519	40,633
		21,958,089
Building Products — 0.9%
Apogee Enterprises, Inc.	1,694	80,804
Continental Building Products, Inc.(1)	1,473	32,995
CSW Industrials, Inc.(1)	3,285	119,902
Daikin Industries Ltd.	10,100	945,951
dormakaba Holding AG	217	156,768
Fortune Brands Home & Security, Inc.	12,220	673,933
Geberit AG	440	174,191
Johnson Controls International plc	86,463	3,889,106
Lennox International, Inc.	3,095	460,134
Masonite International Corp.(1)	1,160	75,168
NCI Building Systems, Inc.(1)	6,463	107,932
Owens Corning	23,384	1,201,470
PGT, Inc.(1)	7,463	82,839
USG Corp.(1)	13,629	390,335
		8,391,528
Capital Markets — 2.3%
3i Group plc	11,402	98,294
Affiliated Managers Group, Inc.(1)	6,231	922,811
Ameriprise Financial, Inc.	11,063	1,263,505
Ares Management LP	4,250	72,675
Azimut Holding SpA	18,160	270,996
Bank of New York Mellon Corp. (The)	40,280	1,910,078
Bats Global Markets, Inc.	1,801	57,272
BlackRock, Inc.	3,440	1,275,518
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	72,200	354,590
Charles Schwab Corp. (The)	32,532	1,257,687
China Galaxy Securities Co. Ltd., H Shares	54,000	53,607
Daiwa Securities Group, Inc.	86,000	516,729
Deutsche Boerse AG(1)	8,370	676,409
Eaton Vance Corp.	25,092	1,014,720
Evercore Partners, Inc., Class A	6,730	453,602
Goldman Sachs Group, Inc. (The)	7,012	1,537,661
Invesco Ltd.	57,829	1,810,626
Investec plc	67,542	439,444
Julius Baer Group Ltd.	22,090	976,201
London Stock Exchange Group plc	25,030	860,606
Man Group plc	32,719	46,424
Moscow Exchange MICEX-RTS PJSC	346,483	645,039
Northern Trust Corp.	23,625	1,940,794
Partners Group Holding AG	570	276,955
S&P Global, Inc.	8,557	1,018,197
SBI Holdings, Inc.	22,300	279,128
SEI Investments Co.	17,164	809,798

	Shares/ Principal Amount	Value
State Street Corp.	11,410	$899,108
T. Rowe Price Group, Inc.	6,012	445,249
UBS Group AG	4,768	75,832
		22,259,555
Chemicals — 1.7%
Air Products & Chemicals, Inc.	12,143	1,754,178
Arkema SA	10,130	970,345
Asahi Kasei Corp.	21,000	186,771
Axalta Coating Systems Ltd.(1)	21,864	577,647
BASF SE	2,770	237,769
Cabot Corp.	21,014	1,070,243
Celanese Corp.	5,400	428,328
Chase Corp.	330	26,598
Dow Chemical Co. (The)	68,129	3,796,148
E.I. du Pont de Nemours & Co.	6,082	447,696
Evonik Industries AG	4,149	115,693
FMC Corp.	624	35,019
Green Seal Holding Ltd.	61,000	275,594
Hitachi Chemical Co. Ltd.	11,800	258,887
HS Industries Co. Ltd.	35,615	281,800
Hyosung Corp.	1,196	142,204
Ingevity Corp.(1)	9,896	518,254
Innophos Holdings, Inc.	1,115	60,790
Innospec, Inc.	1,515	99,536
Koninklijke DSM NV	15,150	918,766
Lenzing AG	1,250	159,640
Lotte Chemical Corp.	332	91,303
LyondellBasell Industries NV, Class A	12,745	1,151,128
Minerals Technologies, Inc.	1,366	110,646
Mitsubishi Chemical Holdings Corp.	70,000	440,234
Mitsui Chemicals, Inc.	34,000	157,213
Monsanto Co.	796	81,757
Scotts Miracle-Gro Co. (The), Class A	5,133	468,489
Sensient Technologies Corp.	1,936	151,182
Sherwin-Williams Co. (The)	748	200,965
Symrise AG	3,986	241,265
Tosoh Corp.	17,000	114,121
Trinseo SA	1,383	80,975
Valvoline, Inc.(1)	2,829	59,381
W.R. Grace & Co.	3,509	228,997
		15,939,562
Commercial Services and Supplies — 0.3%
ABM Industries, Inc.	2,288	100,672
Advanced Disposal Services, Inc.(1)	4,717	94,623
Brady Corp., Class A	948	34,839
Brink's Co. (The)	1,001	40,440
Clean Harbors, Inc.(1)	4,754	251,249

	Shares/ Principal Amount	Value
Deluxe Corp.	420	$28,434
Downer EDI Ltd.	86,090	360,460
InnerWorkings, Inc.(1)	7,091	65,592
Interface, Inc.	3,148	54,775
KAR Auction Services, Inc.	12,985	547,447
Loomis AB, B Shares	4,675	123,683
Multi-Color Corp.	2,442	175,580
Rentokil Initial plc	69,410	186,197
Republic Services, Inc.	13,870	769,646
Serco Group plc(1)	55,600	92,524
		2,926,161
Communications Equipment — 0.4%
ARRIS International plc(1)	15,313	439,330
Ciena Corp.(1)	3,076	65,980
Cisco Systems, Inc.	110,820	3,304,652
NetScout Systems, Inc.(1)	2,484	77,501
		3,887,463
Construction and Engineering — 0.4%
ACS Actividades de Construccion y Servicios SA	8,901	262,116
AECOM(1)	6,608	240,201
China Railway Construction Corp. Ltd., H Shares	515,500	732,393
CIMIC Group Ltd.	8,923	203,079
Dycom Industries, Inc.(1)	324	23,726
Granite Construction, Inc.	2,009	118,511
Hyundai Development Co-Engineering & Construction	3,392	119,832
Larsen & Toubro Ltd.	24,483	494,586
Peab AB	22,129	170,836
Penta-Ocean Construction Co. Ltd.	8,200	40,210
Skanska AB, B Shares	23,260	534,666
Toshiba Plant Systems & Services Corp.	7,600	113,862
Valmont Industries, Inc.	612	91,127
Vinci SA	10,290	667,765
		3,812,910
Construction Materials — 0.6%
Anhui Conch Cement Co. Ltd., H Shares	188,000	544,137
Buzzi Unicem SpA	9,750	207,187
Cemex SAB de CV ADR(1)	179,562	1,402,379
CRH plc	41,600	1,388,607
Eagle Materials, Inc.	1,573	152,896
Forterra, Inc.(1)	3,603	71,376
HeidelbergCement AG	11,630	1,042,907
Summit Materials, Inc., Class A(1)	4,231	100,571
Vulcan Materials Co.	8,843	1,111,123
		6,021,183
Consumer Finance — 0.3%
American Express Co.	14,568	1,049,479
Bharat Financial Inclusion Ltd.(1)	52,930	571,838

	Shares/ Principal Amount	Value
Discover Financial Services	13,088	$886,974
Gentera SAB de CV	264,744	418,938
Srisawad Power 1979 PCL	311,822	358,320
		3,285,549
Containers and Packaging — 0.5%
Ball Corp.	18,389	1,380,278
Bemis Co., Inc.	4,911	245,894
Berry Plastics Group, Inc.(1)	86	4,280
CCL Industries, Inc., Class B	1,060	184,452
Graphic Packaging Holding Co.	13,879	174,459
Klabin SA	59,600	299,053
Multi Packaging Solutions International Ltd.(1)	12,783	178,451
Pact Group Holdings Ltd.	23,752	114,183
RPC Group plc	24,992	336,778
Sonoco Products Co.	8,121	439,590
WestRock Co.	26,991	1,381,939
		4,739,357
Distributors — 0.2%
Bapcor Ltd.	55,543	203,848
Jardine Cycle & Carriage Ltd.	7,314	204,875
LKQ Corp.(1)	33,459	1,098,459
		1,507,182
Diversified Consumer Services — 0.2%
AA plc	19,606	65,179
AcadeMedia AB(1)	17,891	98,933
Bright Horizons Family Solutions, Inc.(1)	2,018	138,879
Chegg, Inc.(1)	10,933	88,448
Kroton Educacional SA	62,300	266,180
New Oriental Education & Technology Group, Inc. ADR(1)	15,629	784,107
Nord Anglia Education, Inc.(1)	2,502	60,048
TAL Education Group ADR(1)	5,543	424,206
		1,925,980
Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B(1)	5,704	898,038
Compass Diversified Holdings	6,134	115,626
Fubon Financial Holding Co. Ltd.	35,000	54,301
ORIX Corp.	94,500	1,471,542
		2,539,507
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	21,539	832,052
Cellnex Telecom SA	28,391	397,792
Level 3 Communications, Inc.(1)	5,358	295,065
Nippon Telegraph & Telephone Corp.	14,100	570,014
Orange SA	30,678	447,231
PCCW Ltd.	193,000	112,219
SBA Communications Corp., Class A(1)	8,976	888,265
Telefonica SA	79,731	663,517

	Shares/ Principal Amount	Value
Telekomunikasi Indonesia Persero Tbk PT	1,857,700	$518,141
Telstra Corp. Ltd.	99,135	369,692
Verizon Communications, Inc.	33,750	1,684,125
		6,778,113
Electric Utilities — 0.7%
ALLETE, Inc.	532	32,888
Edison International	28,427	1,954,925
El Paso Electric Co.	176	7,929
Endesa SA	24,591	508,354
Enel SpA	183,390	741,311
Eversource Energy	4,891	252,473
HK Electric Investments & HK Electric Investments Ltd.	135,000	119,049
PG&E Corp.	14,644	861,067
PPL Corp.	16,630	556,440
Tata Power Co. Ltd.	107,746	116,563
Xcel Energy, Inc.	46,814	1,826,214
		6,977,213
Electrical Equipment — 0.6%
Acuity Brands, Inc.	2,179	547,822
AMETEK, Inc.	10,987	520,234
Eaton Corp. plc	9,832	653,926
Emerson Electric Co.	8,797	496,503
Gamesa Corp. Tecnologica SA	5,142	106,788
Havells India Ltd.	87,122	438,290
Hubbell, Inc.	6,468	726,227
Legrand SA	5,700	318,670
Mabuchi Motor Co. Ltd.	4,200	233,853
Melrose Industries plc	80,714	185,063
Nexans SA(1)	3,550	185,339
Rockwell Automation, Inc.	7,684	1,027,428
Schneider Electric SE	910	60,588
Vestas Wind Systems A/S	6,219	410,327
		5,911,058
Electronic Equipment, Instruments and Components — 1.1%
AAC Technologies Holdings, Inc.	76,000	687,836
Alps Electric Co. Ltd.	8,200	205,923
Belden, Inc.	1,677	123,930
CDW Corp.	27,228	1,395,163
Dolby Laboratories, Inc., Class A	11,682	539,124
Fabrinet(1)	1,361	58,251
Hexagon AB, B Shares	24,760	877,075
Ingram Micro, Inc., Class A	417	15,612
IPG Photonics Corp.(1)	578	55,442
KCE Electronics PCL	203,500	687,278
Keyence Corp.	1,200	820,559
Keysight Technologies, Inc.(1)	19,268	709,640
Largan Precision Co. Ltd.	3,000	347,316

	Shares/ Principal Amount	Value
Omron Corp.	4,700	$173,367
Orbotech Ltd.(1)	2,262	71,638
OSI Systems, Inc.(1)	1,223	92,581
Sunny Optical Technology Group Co. Ltd.	72,000	362,483
TE Connectivity Ltd.	25,850	1,748,494
Tongda Group Holdings Ltd.	854,000	251,031
Topcon Corp.	16,600	246,522
Trimble, Inc.(1)	22,395	631,315
TTM Technologies, Inc.(1)	5,343	72,505
VeriFone Systems, Inc.(1)	8,271	139,697
		10,312,782
Energy Equipment and Services — 1.2%
Baker Hughes, Inc.	55,172	3,549,215
Canadian Energy Services & Technology Corp.	2,400	12,489
Dril-Quip, Inc.(1)	10,172	575,227
FMC Technologies, Inc.(1)	39,023	1,336,928
Frank's International NV	23,075	290,514
Halliburton Co.	27,245	1,446,437
Mammoth Energy Services, Inc.(1)	2,441	39,129
Matrix Service Co.(1)	1,662	34,653
National Oilwell Varco, Inc.	13,782	514,896
Petrofac Ltd.	19,668	195,515
Rowan Cos. plc	7,416	132,153
Schlumberger Ltd.	34,810	2,925,780
Subsea 7 SA(1)	44,294	517,146
TGS Nopec Geophysical Co. ASA	5,670	111,419
US Silica Holdings, Inc.	1,310	66,299
		11,747,800
Equity Real Estate Investment Trusts (REITs) — 3.1%
Acadia Realty Trust	9,282	306,863
Activia Properties, Inc.	77	338,543
Advance Residence Investment Corp.	48	120,918
Alexandria Real Estate Equities, Inc.	6,610	724,390
American Campus Communities, Inc.	6,907	325,389
American Homes 4 Rent	18,318	385,960
American Tower Corp.	15,050	1,539,163
Apartment Investment & Management Co., Class A	15,553	654,781
Armada Hoffler Properties, Inc.	2,916	40,970
Boston Properties, Inc.	6,769	838,544
Brixmor Property Group, Inc.	23,180	564,433
BWP Trust	28,974	62,262
Camden Property Trust	3,739	294,297
Canadian Apartment Properties REIT	8,991	204,411
CareTrust REIT, Inc.	2,748	38,884
CBL & Associates Properties, Inc.	2,361	28,001
Chatham Lodging Trust	1,468	28,127
Colony Starwood Homes	12,708	388,229

	Shares/ Principal Amount	Value
Community Healthcare Trust, Inc.	1,272	$27,704
Crown Castle International Corp.	7,456	622,278
Dexus Property Group	71,213	479,596
DiamondRock Hospitality Co.	2,104	22,281
Digital Realty Trust, Inc.	4,442	410,130
Duke Realty Corp.	29,075	739,377
Easterly Government Properties, Inc.	748	14,511
Empire State Realty Trust, Inc.	36,081	727,754
EPR Properties	229	15,925
Equinix, Inc.	3,150	1,067,094
First Industrial Realty Trust, Inc.	561	14,838
Four Corners Property Trust, Inc.	839	16,092
Gecina SA	1,927	253,045
General Growth Properties, Inc.	20,517	519,901
GLP J-REIT	289	324,100
Goodman Group	79,722	393,256
Great Portland Estates plc	26,785	203,594
H&R Real Estate Investment Trust	11,199	181,828
HCP, Inc.	12,022	355,010
Host Hotels & Resorts, Inc.	63,190	1,127,310
Hudson Pacific Properties, Inc.	12,360	430,993
Hulic Reit, Inc.	235	381,858
Kite Realty Group Trust	5,279	126,960
Lamar Advertising Co., Class A	1,155	76,565
Lexington Realty Trust	4,157	42,942
Liberty Property Trust	7,745	305,153
Link REIT	140,500	967,279
Mack-Cali Realty Corp.	13,292	359,549
Mapletree Commercial Trust	193,322	194,893
Mapletree Greater China Commercial Trust	50,900	34,268
Mapletree Industrial Trust	230,200	263,389
MedEquities Realty Trust, Inc.	4,174	45,455
Medical Properties Trust, Inc.	2,847	33,936
MGM Growth Properties LLC, Class A	13,538	324,912
Mirvac Group	18,282	27,676
National Health Investors, Inc.	1,041	73,661
Outfront Media, Inc.	1,738	43,815
Physicians Realty Trust	11,664	211,352
Piedmont Office Realty Trust, Inc., Class A	25,019	491,373
Prologis, Inc.	9,926	505,233
PS Business Parks, Inc.	449	50,167
Public Storage	3,517	736,108
QTS Realty Trust, Inc., Class A	1,647	77,080
Quality Care Properties, Inc.(1)	4,950	74,250
Retail Properties of America, Inc.	20,543	313,486
RLJ Lodging Trust	1,104	25,160
Sabra Health Care REIT, Inc.	2,202	48,730

	Shares/ Principal Amount	Value
Safestore Holdings plc	41,187	$176,243
Scentre Group	104,390	326,848
Segro plc	103,348	540,512
Shaftesbury plc	19,940	229,031
Simon Property Group, Inc.	14,060	2,525,879
SL Green Realty Corp.	4,462	470,116
STORE Capital Corp.	5,463	135,045
Summit Hotel Properties, Inc.	3,123	44,409
Sun Communities, Inc.	941	67,912
Sunstone Hotel Investors, Inc.	1,166	16,954
Taubman Centers, Inc.	5,609	407,606
Unibail-Rodamco SE	2,666	588,423
Urban Edge Properties	8,990	243,539
Urstadt Biddle Properties, Inc., Class A	1,572	35,606
Vornado Realty Trust	9,385	917,384
Welltower, Inc.	2,481	155,757
Westfield Corp.	40,334	272,232
Weyerhaeuser Co.	31,661	976,109
WP Carey, Inc.	6,535	379,814
		29,175,451
Food and Staples Retailing — 1.8%
Alimentation Couche-Tard, Inc., B Shares	18,280	843,577
BGF retail Co. Ltd.	3,860	287,259
BIM Birlesik Magazalar AS	22,629	317,466
Costco Wholesale Corp.	3,742	561,712
CP ALL PCL	399,100	673,938
CVS Health Corp.	24,447	1,879,730
GS Retail Co. Ltd.	8,939	361,674
Jeronimo Martins SGPS SA	57,830	913,850
Koninklijke Ahold Delhaize NV	5,648	111,400
Kroger Co. (The)	40,984	1,323,783
Magnit PJSC GDR	9,310	375,007
METRO AG	16,013	478,508
President Chain Store Corp.	91,000	683,792
Raia Drogasil SA	30,100	573,956
Sundrug Co. Ltd.	700	48,704
Sysco Corp.	15,754	838,900
Wal-Mart Stores, Inc.	72,165	5,082,581
Walgreens Boots Alliance, Inc.	4,212	356,883
X5 Retail Group NV GDR(1)	33,569	1,007,070
		16,719,790
Food Products — 1.6%
a2 Milk Co. Ltd.(1)	94,430	165,962
AdvancePierre Foods Holdings, Inc.	2,718	73,576
B&G Foods, Inc.	1,871	80,079
Blue Buffalo Pet Products, Inc.(1)	21,946	514,195
Calbee, Inc.	22,600	704,244

	Shares/ Principal Amount	Value
Campbell Soup Co.	4,801	$273,129
Conagra Brands, Inc.	21,622	793,311
Danone SA	10,230	643,597
Ezaki Glico Co. Ltd.	3,400	158,996
General Mills, Inc.	11,778	717,751
Hershey Co. (The)	2,694	260,348
Hormel Foods Corp.	56,922	1,949,009
Indofood Sukses Makmur Tbk PT	951,700	531,941
Ingredion, Inc.	7,439	873,190
Inventure Foods, Inc.(1)	1,903	17,203
J.M. Smucker Co. (The)	3,213	404,677
Kellogg Co.	23,297	1,677,384
Lamb Weston Holdings, Inc.(1)	6,061	202,922
Maple Leaf Foods, Inc.	8,080	176,000
Marine Harvest ASA	10,866	195,401
Mead Johnson Nutrition Co.	7,622	549,470
Mondelez International, Inc., Class A	36,033	1,486,001
Nestle SA	4,140	278,525
Omega Protein Corp.(1)	1,689	40,451
Premium Brands Holdings Corp.	1,950	102,472
TreeHouse Foods, Inc.(1)	8,493	588,735
Tyson Foods, Inc., Class A	20,523	1,165,912
Ulker Biskuvi Sanayi AS	45,604	228,969
WH Group Ltd.	385,500	320,567
		15,174,017
Gas Utilities — 0.3%
Atmos Energy Corp.	5,015	356,667
China Gas Holdings Ltd.	320,000	423,284
ONE Gas, Inc.	8,406	504,444
Osaka Gas Co. Ltd.	106,000	400,818
Rubis SCA	2,168	177,111
Southwest Gas Corp.	6,299	466,945
Spire, Inc.	7,315	472,110
		2,801,379
Health Care Equipment and Supplies — 2.5%
Abbott Laboratories	42,647	1,623,571
Ambu A/S, B Shares	1,266	48,960
Asahi Intecc Co. Ltd.	1,800	69,936
Baxter International, Inc.	49,619	2,201,595
Becton Dickinson and Co.	9,403	1,590,047
BioMerieux	1,270	176,529
Boston Scientific Corp.(1)	9,581	196,027
C.R. Bard, Inc.	10,010	2,107,605
Danaher Corp.	17,631	1,378,215
Edwards Lifesciences Corp.(1)	19,497	1,615,326
Essilor International SA	8,298	880,343
Fisher & Paykel Healthcare Corp. Ltd.	4,140	23,983

	Shares/ Principal Amount	Value
Hologic, Inc.(1)	17,328	$663,316
Intuitive Surgical, Inc.(1)	2,082	1,340,267
Ion Beam Applications	3,987	171,328
Medtronic plc	42,219	3,082,409
Merit Medical Systems, Inc.(1)	5,063	119,234
Nevro Corp.(1)	6,118	465,152
NuVasive, Inc.(1)	11,790	765,171
STERIS plc	7,632	500,736
Sysmex Corp.	7,800	469,752
Teleflex, Inc.	6,764	1,000,599
Utah Medical Products, Inc.	709	48,354
West Pharmaceutical Services, Inc.	7,388	599,536
Zimmer Biomet Holdings, Inc.	29,202	2,974,516
		24,112,507
Health Care Providers and Services — 1.4%
American Renal Associates Holdings, Inc.(1)	3,450	84,249
AMN Healthcare Services, Inc.(1)	3,385	112,721
Amplifon SpA	12,800	122,773
Anthem, Inc.	5,090	725,478
BML, Inc.	3,500	80,582
Cardinal Health, Inc.	24,287	1,724,620
Chartwell Retirement Residences	26,279	284,446
CVS Group plc	8,280	110,333
Envision Healthcare Holdings, Inc.(1)	934	21,221
Express Scripts Holding Co.(1)	20,430	1,550,228
Fresenius Medical Care AG & Co. KGaA	8,990	701,264
HCA Holdings, Inc.(1)	11,090	786,170
HealthEquity, Inc.(1)	3,548	157,992
Humana, Inc.	1,844	392,108
LifePoint Health, Inc.(1)	19,284	1,059,656
Magellan Health, Inc.(1)	219	15,943
McKesson Corp.	6,590	947,708
Miraca Holdings, Inc.	4,700	210,341
Owens & Minor, Inc.	1,895	64,260
PharMerica Corp.(1)	3,484	83,790
Providence Service Corp. (The)(1)	2,051	75,292
Quest Diagnostics, Inc.	10,639	930,487
UDG Healthcare plc	21,390	175,968
UnitedHealth Group, Inc.	10,426	1,650,644
Universal Health Services, Inc., Class B	3,167	389,604
VCA, Inc.(1)	14,996	938,750
		13,396,628
Health Care Technology — 0.3%
Cerner Corp.(1)	37,594	1,871,429
CompuGroup Medical SE	4,609	181,741
Cotiviti Holdings, Inc.(1)	2,814	83,829
Evolent Health, Inc.(1)	2,082	39,142

	Shares/ Principal Amount	Value
Medidata Solutions, Inc.(1)	2,895	$159,891
RaySearch Laboratories AB	6,532	131,733
Vocera Communications, Inc.(1)	2,719	49,486
		2,517,251
Hotels, Restaurants and Leisure — 1.4%
Alsea SAB de CV	80,897	237,470
Carnival Corp.	32,309	1,661,006
Cedar Fair LP	1,886	115,084
China Lodging Group Ltd. ADR	10,323	540,719
Chipotle Mexican Grill, Inc.(1)	2,350	931,375
Churchill Downs, Inc.	1,605	245,726
ClubCorp Holdings, Inc.	13,224	171,912
Compass Group plc	33,200	569,511
Darden Restaurants, Inc.	21,831	1,600,212
Domino's Pizza Enterprises Ltd.	1,720	86,090
Flight Centre Travel Group Ltd.	4,659	114,911
Hilton Worldwide Holdings, Inc.	42,214	1,058,305
Jack in the Box, Inc.	614	63,868
Las Vegas Sands Corp.	14,010	878,007
Madison Square Garden Co. (The)(1)	241	41,847
Marriott International, Inc., Class A	11,376	896,201
McDonald's Corp.	876	104,481
MGM Resorts International(1)	37,729	1,083,200
Minor International PCL	234,900	246,885
Panera Bread Co., Class A(1)	2,498	529,851
Papa John's International, Inc.	6,398	565,327
Peak Resorts, Inc.	2,260	10,848
Red Robin Gourmet Burgers, Inc.(1)	1,638	84,275
Sands China Ltd.	178,400	878,602
Starbucks Corp.	8,298	481,035
Texas Roadhouse, Inc.	1,588	74,461
Vail Resorts, Inc.	3,300	522,720
		13,793,929
Household Durables — 0.4%
Cavco Industries, Inc.(1)	291	27,514
Century Communities, Inc.(1)	1,288	26,726
Installed Building Products, Inc.(1)	1,584	65,736
iRobot Corp.(1)	411	23,427
Mohawk Industries, Inc.(1)	1,340	264,569
Newell Brands, Inc.	45,709	2,148,780
Nien Made Enterprise Co. Ltd.	31,000	347,222
Persimmon plc	4,211	89,570
PulteGroup, Inc.	24,550	463,013
SEB SA	1,400	187,996
Sleep Country Canada Holdings, Inc.	10,800	236,534
SodaStream International Ltd.(1)	1,136	41,373

	Shares/ Principal Amount	Value
Universal Electronics, Inc.(1)	626	$42,161
		3,964,621
Household Products — 1.2%
Church & Dwight Co., Inc.	41,716	1,826,744
Energizer Holdings, Inc.	3,436	154,173
Kimberly-Clark Corp.	12,037	1,391,597
Procter & Gamble Co. (The)	68,215	5,625,009
Reckitt Benckiser Group plc	14,000	1,184,661
Spectrum Brands Holdings, Inc.	8,136	975,425
		11,157,609
Independent Power and Renewable Electricity Producers†
eRex Co. Ltd.	3,600	92,262
Meridian Energy Ltd.	52,992	96,449
Uniper SE(1)	6,757	84,182
		272,893
Industrial Conglomerates — 0.9%
3M Co.	21,386	3,672,832
Carlisle Cos., Inc.	12,168	1,364,884
DCC plc	3,288	252,185
General Electric Co.	61,344	1,886,941
Honeywell International, Inc.	4,438	505,666
Koninklijke Philips NV	23,257	668,972
Raven Industries, Inc.	1,295	32,440
Siemens AG	5,872	663,418
		9,047,338
Insurance — 2.7%
Admiral Group plc	17,106	406,871
Aflac, Inc.	28,020	2,000,068
AIA Group Ltd.	273,000	1,664,784
Allianz SE	8,111	1,287,747
Allied World Assurance Co. Holdings AG	7,702	360,531
Allstate Corp. (The)	13,077	914,344
American International Group, Inc.	9,955	630,450
Anicom Holdings, Inc.	3,800	89,681
Aon plc	3,070	350,287
Aspen Insurance Holdings Ltd.	1,713	87,277
Atlas Financial Holdings, Inc.(1)	1,697	28,679
Aviva plc	197,566	1,104,959
AXA SA	40,041	943,384
Brown & Brown, Inc.	11,989	519,723
China Life Insurance Co. Ltd.	45,000	48,003
Chubb Ltd.	22,630	2,896,640
CNP Assurances	4,857	85,297
Dai-ichi Life Holdings, Inc.	3,900	62,503
Discovery Holdings Ltd.	38,916	308,011
Endurance Specialty Holdings Ltd.	531	48,958
Everest Re Group Ltd.	1,245	262,135

	Shares/ Principal Amount	Value
First American Financial Corp.	1,100	$41,514
Hannover Rueck SE	5,965	633,149
Hanover Insurance Group, Inc. (The)	3,048	263,926
Infinity Property & Casualty Corp.	548	47,265
James River Group Holdings Ltd.	2,458	95,813
Kinsale Capital Group, Inc.	1,240	35,352
Legal & General Group plc	44,511	131,322
Lincoln National Corp.	450	28,845
Mapfre SA	49,431	148,262
MetLife, Inc.	31,885	1,753,994
MS&AD Insurance Group Holdings, Inc.	2,500	77,553
Muenchener Rueckversicherungs-Gesellschaft AG	1,070	194,885
NN Group NV	5,030	161,691
Ping An Insurance Group Co. of China Ltd., H Shares	187,000	1,034,268
Primerica, Inc.	5,813	410,979
Principal Financial Group, Inc.	13,578	783,315
ProAssurance Corp.	6,115	342,746
Reinsurance Group of America, Inc.	13,762	1,679,652
RLI Corp.	967	58,059
SCOR SE	2,704	85,875
Sompo Holdings, Inc.	1,100	35,845
Sony Financial Holdings, Inc.	4,900	70,670
St. James's Place plc	55,024	647,152
Storebrand ASA(1)	27,160	141,962
Swiss Re AG	9,579	881,867
Torchmark Corp.	3,017	211,462
Unum Group	14,667	619,974
Validus Holdings Ltd.	13,840	752,066
Zurich Insurance Group AG	890	233,289
		25,703,084
Internet and Direct Marketing Retail — 1.5%
Amazon.com, Inc.(1)	11,683	8,768,909
ASOS plc(1)	16,848	1,063,918
Ctrip.com International Ltd. ADR(1)	12,910	583,919
Duluth Holdings, Inc., Class B(1)	2,629	88,098
Expedia, Inc.	11,377	1,411,317
Shutterfly, Inc.(1)	5,321	269,615
Start Today Co. Ltd.	42,500	652,703
TripAdvisor, Inc.(1)	10,603	511,913
Zalando SE(1)	29,511	1,099,864
		14,450,256
Internet Software and Services — 3.6%
2U, Inc.(1)	2,561	84,667
Alibaba Group Holding Ltd. ADR(1)	32,615	3,066,462
Alphabet, Inc., Class A(1)	16,858	13,079,785
Auto Trader Group plc	151,960	759,959
Cornerstone OnDemand, Inc.(1)	526	18,889

	Shares/ Principal Amount	Value
CoStar Group, Inc.(1)	4,399	$840,693
Criteo SA ADR(1)	14,210	586,447
DeNA Co. Ltd.	6,000	182,772
Dip Corp.	3,000	63,013
eBay, Inc.(1)	55,640	1,547,348
Facebook, Inc., Class A(1)	51,261	6,070,328
Five9, Inc.(1)	5,558	87,983
GoDaddy, Inc., Class A(1)	1,641	57,993
Just Eat plc(1)	15,060	110,326
LogMeIn, Inc.	1,573	158,637
Mixi, Inc.	3,900	135,846
NAVER Corp.	1,231	840,287
NEXTDC Ltd.(1)	46,801	109,210
Q2 Holdings, Inc.(1)	2,651	78,205
Shopify, Inc., Class A(1)	1,111	46,295
SMS Co. Ltd.	4,300	107,420
Tencent Holdings Ltd.	174,000	4,345,233
VeriSign, Inc.(1)	10,203	804,507
Weibo Corp. ADR(1)	7,208	369,842
Wix.com Ltd.(1)	1,039	51,431
Yandex NV, A Shares(1)	23,338	443,655
		34,047,233
IT Services — 1.8%
Acxiom Corp.(1)	2,968	78,741
Alliance Data Systems Corp.	3,884	888,581
Booz Allen Hamilton Holding Corp.	27,764	1,049,757
Computer Sciences Corp.	16,273	986,632
Convergys Corp.	2,649	68,530
CSG Systems International, Inc.	5,628	250,446
CSRA, Inc.	3,597	115,140
EVERTEC, Inc.	7,252	132,349
Fidelity National Information Services, Inc.	14,721	1,136,314
Fiserv, Inc.(1)	16,418	1,717,651
Fujitsu Ltd.	22,000	129,763
Indra Sistemas SA(1)	6,496	67,127
International Business Machines Corp.	16,323	2,647,917
Jack Henry & Associates, Inc.	2,347	202,875
MAXIMUS, Inc.	1,315	72,706
My EG Services Bhd	319,600	161,017
Sabre Corp.	29,362	759,008
Science Applications International Corp.	1,891	156,140
Teradata Corp.(1)	3,583	96,203
Vantiv, Inc., Class A(1)	17,388	981,205
Visa, Inc., Class A	62,281	4,815,567
Worldpay Group plc	224,769	757,073
		17,270,742

	Shares/ Principal Amount	Value
Leisure Products — 0.3%
Brunswick Corp.	20,465	$1,025,706
Hasbro, Inc.	15,754	1,345,234
Malibu Boats, Inc.(1)	1,409	25,644
Mattel, Inc.	5,319	167,921
MCBC Holdings, Inc.	3,053	41,032
Polaris Industries, Inc.	658	57,154
Sega Sammy Holdings, Inc.	19,100	285,485
		2,948,176
Life Sciences Tools and Services — 0.4%
Agilent Technologies, Inc.	18,839	828,539
Eurofins Scientific SE	638	279,230
Illumina, Inc.(1)	1,707	227,270
INC Research Holdings, Inc., Class A(1)	2,634	130,383
Lonza Group AG	1,302	232,560
PAREXEL International Corp.(1)	746	44,014
Patheon NV(1)	4,012	109,768
Thermo Fisher Scientific, Inc.	9,309	1,304,284
Waters Corp.(1)	2,489	334,945
		3,490,993
Machinery — 2.5%
Albany International Corp., Class A	874	40,816
Caterpillar, Inc.	11,328	1,082,504
CIRCOR International, Inc.	1,023	64,828
CLARCOR, Inc.	616	43,397
Cummins, Inc.	9,700	1,375,266
EnPro Industries, Inc.	2,554	155,283
FANUC Corp.	2,600	438,731
Fortive Corp.	2,143	117,844
Global Brass & Copper Holdings, Inc.	1,993	57,099
Graham Corp.	2,621	58,239
Harsco Corp.	3,005	42,070
Hitachi Construction Machinery Co. Ltd.	20,400	419,751
Industria Macchine Automatiche SpA	1,830	113,365
Ingersoll-Rand plc	59,622	4,444,224
ITT, Inc.	5,824	235,115
John Bean Technologies Corp.	7,141	644,118
KION Group AG	4,284	242,820
Komatsu Ltd.	60,600	1,394,957
Konecranes Oyj	4,710	162,436
Middleby Corp. (The)(1)	10,653	1,459,248
Mueller Water Products, Inc., Class A	5,379	71,164
Nabtesco Corp.	1,400	35,586
NSK Ltd.	23,400	254,853
OKUMA Corp.	10,000	87,496
Oshkosh Corp.	5,743	402,010
Parker-Hannifin Corp.	11,377	1,580,607

	Shares/ Principal Amount	Value
Rexnord Corp.(1)	3,152	$69,344
Snap-on, Inc.	10,724	1,793,053
Stanley Black & Decker, Inc.	3,088	366,329
Takeuchi Manufacturing Co. Ltd.	9,900	210,972
Timken Co. (The)	5,621	219,500
Toro Co. (The)	25,453	1,347,227
WABCO Holdings, Inc.(1)	16,802	1,655,165
Wabtec Corp.	16,851	1,426,774
Weir Group plc (The)	58,910	1,332,644
Woodward, Inc.	1,469	99,495
Xylem, Inc.	9,433	486,554
		24,030,884
Marine†
Dfds A/S	2,973	122,387
Media — 1.5%
AMC Entertainment Holdings, Inc., Class A	2,352	79,850
APN Outdoor Group Ltd.	42,286	166,747
Charter Communications, Inc., Class A(1)	2,762	760,406
Comcast Corp., Class A	56,718	3,942,468
CyberAgent, Inc.	16,000	388,934
Entercom Communications Corp., Class A	706	10,731
Entravision Communications Corp., Class A	21,882	144,421
Gray Television, Inc.(1)	6,249	63,115
Innocean Worldwide, Inc.	8,131	432,615
Metropole Television SA	3,431	58,545
Naspers Ltd., N Shares	7,039	1,027,467
New Media Investment Group, Inc.	4,309	66,186
Omnicom Group, Inc.	9,003	782,721
ProSiebenSat.1 Media SE	4,712	161,481
Publicis Groupe SA	12,290	797,555
Sirius XM Holdings, Inc.	123,067	562,416
Television Broadcasts Ltd.	10,600	37,786
Time Warner, Inc.	5,556	510,152
Townsquare Media, Inc.(1)	2,122	18,525
Twenty-First Century Fox, Inc., Class A	34,315	964,595
Vivendi SA	48,720	928,930
Walt Disney Co. (The)	21,041	2,085,584
		13,991,230
Metals and Mining — 1.3%
Acerinox SA	12,780	160,507
Agnico Eagle Mines Ltd. New York Shares	2,035	83,537
Anglo American plc(1)	18,879	279,914
ArcelorMittal(1)	137,890	1,041,705
Barrick Gold Corp.	61,694	926,644
Bekaert SA	3,174	132,389
BHP Billiton plc	19,822	325,765
BlueScope Steel Ltd.	23,796	158,501

	Shares/ Principal Amount	Value
Boliden AB	6,842	$176,710
Centamin plc	32,272	52,452
Compass Minerals International, Inc.	137	10,624
Evraz plc(1)	102,517	307,590
Fortescue Metals Group Ltd.	238,084	1,032,023
Glencore plc(1)	118,393	413,736
Mineral Resources Ltd.	14,116	131,029
MMC Norilsk Nickel PJSC ADR	27,321	458,446
Newmont Mining Corp.	3,725	120,839
Nucor Corp.	20,591	1,280,554
OZ Minerals Ltd.	16,737	97,269
Regis Resources Ltd.	27,209	57,264
Reliance Steel & Aluminum Co.	4,401	356,921
Rio Tinto plc	60,064	2,247,046
Salzgitter AG	4,950	161,742
Steel Dynamics, Inc.	7,487	265,639
Vale SA ADR	154,447	1,311,255
Vedanta Resources plc	37,491	395,440
		11,985,541
Mortgage Real Estate Investment Trusts (REITs)†
Blackstone Mortgage Trust, Inc., Class A	4,180	125,734
MFA Financial, Inc.	1,852	14,483
New Residential Investment Corp.	1,072	16,562
Two Harbors Investment Corp.	6,559	56,867
		213,646
Multi-Utilities — 0.3%
Ameren Corp.	8,765	430,537
CenterPoint Energy, Inc.	1,179	28,131
Centrica plc	198,229	521,594
Consolidated Edison, Inc.	5,404	377,037
E.ON SE	13,927	91,914
Engie SA	47,737	589,421
NorthWestern Corp.	6,892	386,641
		2,425,275
Multiline Retail — 0.8%
Dollar General Corp.	6,557	506,987
Dollar Tree, Inc.(1)	30,379	2,678,213
Don Quijote Holdings Co. Ltd.	4,300	164,438
Marks & Spencer Group plc	37,697	155,036
Ollie's Bargain Outlet Holdings, Inc.(1)	2,206	66,290
Ryohin Keikaku Co. Ltd.	4,200	823,443
Seria Co. Ltd.	3,100	222,735
Target Corp.	33,419	2,581,284
		7,198,426
Oil, Gas and Consumable Fuels — 4.0%
Aegean Marine Petroleum Network, Inc.	2,265	25,481
Aker BP ASA	9,637	156,660

	Shares/ Principal Amount	Value
Anadarko Petroleum Corp.	24,461	$1,691,478
Ardmore Shipping Corp.	6,151	41,827
BP plc	133,398	766,857
Callon Petroleum Co.(1)	5,678	100,160
Chevron Corp.	34,140	3,808,658
Cimarex Energy Co.	1,791	246,943
CNOOC Ltd.	480,000	605,221
Comstock Resources, Inc.(1)	179	1,693
Concho Resources, Inc.(1)	14,197	2,030,455
Contango Oil & Gas Co.(1)	4,193	41,469
Devon Energy Corp.	13,090	632,640
Diamondback Energy, Inc.(1)	2,387	257,438
Earthstone Energy, Inc.(1)	965	14,031
Eclipse Resources Corp.(1)	15,269	45,044
Eni SpA	46,243	644,000
Enviva Partners, LP	1,937	54,623
EQT Corp.	15,122	1,059,750
Euronav NV(1)	1,772	12,581
Extraction Oil & Gas, Inc.(1)	2,115	49,766
Exxon Mobil Corp.	36,159	3,156,681
Gulfport Energy Corp.(1)	14,573	374,380
Imperial Oil Ltd.	82,597	2,827,839
Kinder Morgan, Inc.	38,432	853,190
Koninklijke Vopak NV	11,070	517,405
Lundin Petroleum AB(1)	43,427	818,365
Newfield Exploration Co.(1)	6,051	273,626
Noble Energy, Inc.	25,496	972,927
Novatek OJSC GDR	8,140	961,334
Occidental Petroleum Corp.	37,899	2,704,473
Repsol SA	30,291	404,509
Royal Dutch Shell plc, A Shares	30,200	767,539
Royal Dutch Shell plc ADR	13,230	716,669
Royal Dutch Shell plc, B Shares	71,409	1,892,814
RSP Permian, Inc.(1)	1,794	80,102
Scorpio Tankers, Inc.	8,181	34,606
Seven Generations Energy Ltd.(1)	11,477	264,348
SK Innovation Co. Ltd.	1,177	153,537
Spectra Energy Partners LP	3,306	140,472
Statoil ASA	42,920	735,524
TonenGeneral Sekiyu KK	6,000	57,113
TOTAL SA	48,691	2,319,909
TOTAL SA ADR	53,400	2,545,044
Tullow Oil plc(1)	334,227	1,245,354
Ultrapar Participacoes SA	35,100	717,142
World Fuel Services Corp.	13,610	605,101
		38,426,778

	Shares/ Principal Amount	Value
Paper and Forest Products — 0.1%
KapStone Paper and Packaging Corp.	7,928	$161,969
Nine Dragons Paper Holdings Ltd.	184,000	161,547
Sappi Ltd.(1)	111,783	661,447
UPM-Kymmene Oyj	9,446	216,245
		1,201,208
Personal Products — 0.3%
Amorepacific Corp.	1,060	297,404
Estee Lauder Cos., Inc. (The), Class A	15,590	1,211,343
Godrej Consumer Products Ltd.	29,242	622,508
Inter Parfums, Inc.	1,483	51,089
L'Oreal SA	3,240	553,032
Natural Health Trends Corp.	895	22,635
Nu Skin Enterprises, Inc., Class A	1,585	82,705
Unilever NV CVA	1,737	69,726
		2,910,442
Pharmaceuticals — 2.6%
Aerie Pharmaceuticals, Inc.(1)	689	25,596
Allergan plc(1)	4,444	863,469
Aspen Pharmacare Holdings Ltd.	30,575	629,701
AstraZeneca plc	6,439	334,303
Bristol-Myers Squibb Co.	37,781	2,132,360
Catalent, Inc.(1)	26,204	627,062
Daiichi Sankyo Co. Ltd.	6,100	127,007
Depomed, Inc.(1)	812	15,509
Dermira, Inc.(1)	684	21,874
Eli Lilly & Co.	2,461	165,182
GlaxoSmithKline plc	74,839	1,400,364
Horizon Pharma plc(1)	3,196	63,281
Indivior plc	9,511	38,390
Johnson & Johnson	27,726	3,085,904
Medicines Co. (The)(1)	983	34,503
Merck & Co., Inc.	67,341	4,120,596
Mylan NV(1)	18,273	668,974
Nippon Shinyaku Co. Ltd.	4,600	213,907
Pacira Pharmaceuticals, Inc.(1)	664	21,148
Pfizer, Inc.	108,569	3,489,408
Richter Gedeon Nyrt	32,463	648,328
Roche Holding AG	12,650	2,820,650
Sanofi	4,187	337,745
STADA Arzneimittel AG	3,354	163,838
Supernus Pharmaceuticals, Inc.(1)	896	19,309
Teva Pharmaceutical Industries Ltd. ADR	11,680	440,336
TherapeuticsMD, Inc.(1)	2,401	14,262
UCB SA	8,170	525,600
Zoetis, Inc.	29,766	1,499,611
		24,548,217

	Shares/ Principal Amount	Value
Professional Services — 0.3%
Capita plc	5,834	$38,286
Equifax, Inc.	9,013	1,031,538
FTI Consulting, Inc.(1)	1,992	85,058
Korn/Ferry International	2,035	51,648
On Assignment, Inc.(1)	1,308	54,007
RELX plc	13,910	239,308
Teleperformance	3,750	366,205
Temp Holdings Co. Ltd.	10,400	160,175
Verisk Analytics, Inc., Class A(1)	13,205	1,097,071
Yumeshin Holdings Co. Ltd.	18,100	118,183
		3,241,479
Real Estate Management and Development — 1.0%
Aroundtown Property Holdings plc	24,787	110,336
Ayala Land, Inc.	745,000	492,649
BR Malls Participacoes SA(1)	43,260	138,144
Bumi Serpong Damai Tbk PT	591,000	74,134
Cheung Kong Property Holdings Ltd.	65,500	448,405
China Overseas Land & Investment Ltd.	190,000	548,701
China Resources Land Ltd.	88,000	213,746
China Vanke Co. Ltd., H Shares	24,700	75,789
City Developments Ltd.	31,800	187,248
Corp. Inmobiliaria Vesta SAB de CV	81,279	97,056
Daito Trust Construction Co. Ltd.	8,300	1,289,563
Daiwa House Industry Co. Ltd.	5,600	159,182
Deutsche Wohnen AG	18,846	580,442
FirstService Corp.	1,529	66,394
Global Logistic Properties Ltd.	60,000	86,232
Hufvudstaden AB, A Shares	23,945	364,518
Hulic Co. Ltd.	56,900	534,160
Inmobiliaria Colonial SA	34,561	231,718
Kerry Properties Ltd.	18,000	51,518
Leopalace21 Corp.	60,500	328,399
Longfor Properties Co. Ltd.	56,500	72,624
Mitsubishi Estate Co. Ltd.	54,000	1,088,213
Multiplan Empreendimentos Imobiliarios SA	15,900	273,286
New World Development Co. Ltd.	110,000	122,530
Nexity SA	1,109	51,264
Realogy Holdings Corp.	10,008	241,693
Sponda Oyj	47,587	204,464
Sumitomo Realty & Development Co. Ltd.	11,000	303,737
Sun Hung Kai Properties Ltd.	20,000	261,716
Swire Properties Ltd.	42,800	129,396
UNITE Group plc (The)	27,912	195,222
Vonovia SE	11,918	384,370
Wharf Holdings Ltd. (The)	60,000	444,788

	Shares/ Principal Amount	Value
Wheelock & Co. Ltd.	18,000	$106,981
		9,958,618
Road and Rail — 0.8%
Canadian Pacific Railway Ltd., New York Shares	7,011	1,074,436
Central Japan Railway Co.	2,900	473,511
CJ Korea Express Corp.(1)	2,371	373,178
CSX Corp.	17,293	619,262
DSV A/S	26,733	1,202,925
Go-Ahead Group plc	4,124	107,275
Heartland Express, Inc.	32,959	708,948
Kyushu Railway Co.(1)	1,000	25,891
Norfolk Southern Corp.	8,246	877,869
Union Pacific Corp.	19,160	1,941,483
		7,404,778
Semiconductors and Semiconductor Equipment — 2.7%
Applied Materials, Inc.	131,128	4,222,322
ASML Holding NV	15,150	1,567,457
BE Semiconductor Industries NV	857	28,434
Broadcom Ltd.	13,942	2,376,972
Cavium, Inc.(1)	9,583	546,518
Cypress Semiconductor Corp.	8,759	98,539
Disco Corp.	1,500	177,789
Exar Corp.(1)	9,789	97,792
Infineon Technologies AG	33,950	567,794
Inphi Corp.(1)	1,466	66,219
Integrated Device Technology, Inc.(1)	1,002	23,447
Intel Corp.	90,397	3,136,776
KLA-Tencor Corp.	9,601	766,544
Kulicke & Soffa Industries, Inc.(1)	4,758	73,416
Lam Research Corp.	12,642	1,340,305
MACOM Technology Solutions Holdings, Inc.(1)	1,009	50,268
Marvell Technology Group Ltd.	36,411	522,134
Maxim Integrated Products, Inc.	41,383	1,625,110
Microsemi Corp.(1)	3,206	175,528
Monolithic Power Systems, Inc.	1,198	98,284
NVIDIA Corp.	16,720	1,541,584
QUALCOMM, Inc.	29,405	2,003,363
Semtech Corp.(1)	571	16,045
Sumco Corp.	10,100	110,618
Taiwan Semiconductor Manufacturing Co. Ltd.	503,425	2,890,433
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,553	164,869
Teradyne, Inc.	23,876	582,097
Texas Instruments, Inc.	5,589	413,195
Tower Semiconductor Ltd.(1)	2,443	44,189
Wonik Holdings Co. Ltd.(1)	55,763	290,012
Xilinx, Inc.	1,423	76,814
		25,694,867

	Shares/ Principal Amount	Value
Software — 3.5%
Adobe Systems, Inc.(1)	13,853	$1,424,227
BroadSoft, Inc.(1)	1,540	63,910
CDK Global, Inc.	11,029	636,373
Citrix Systems, Inc.(1)	7,905	685,601
Electronic Arts, Inc.(1)	34,451	2,729,897
Ellie Mae, Inc.(1)	551	45,485
Gigamon, Inc.(1)	702	37,452
Guidewire Software, Inc.(1)	9,506	529,579
Konami Holdings Corp.	2,500	84,568
LINE Corp.(1)	15,600	601,337
LINE Corp. ADR(1)	3,055	118,198
Manhattan Associates, Inc.(1)	3,737	195,819
Mentor Graphics Corp.	2,408	88,012
Microsoft Corp.	171,546	10,337,362
Mobileye NV(1)	17,830	663,811
Oracle Corp.	139,147	5,592,318
Oracle Corp. Japan	1,300	64,770
Proofpoint, Inc.(1)	754	58,066
RealPage, Inc.(1)	3,353	95,896
RingCentral, Inc., Class A(1)	4,609	99,324
salesforce.com, Inc.(1)	17,251	1,242,072
SAP SE	14,360	1,200,510
ServiceNow, Inc.(1)	9,070	754,171
Splunk, Inc.(1)	22,989	1,324,626
Symantec Corp.	48,206	1,175,744
Synchronoss Technologies, Inc.(1)	3,595	174,286
Synopsys, Inc.(1)	2,515	152,107
Tyler Technologies, Inc.(1)	5,946	885,359
VMware, Inc., Class A(1)	24,994	2,028,013
		33,088,893
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	8,927	1,515,090
AutoZone, Inc.(1)	987	772,999
Best Buy Co., Inc.	23,468	1,072,488
Burlington Stores, Inc.(1)	8,818	775,278
Camping World Holdings, Inc., Class A(1)	1,993	55,605
Children's Place, Inc. (The)	2,715	281,953
CST Brands, Inc.	11,853	569,300
Destination Maternity Corp.	1,712	11,470
Fast Retailing Co. Ltd.	1,700	587,990
Five Below, Inc.(1)	1,292	50,853
Genesco, Inc.(1)	1,354	85,573
Home Depot, Inc. (The)	9,564	1,237,582
Industria de Diseno Textil SA	33,855	1,158,066
Lowe's Cos., Inc.	5,870	414,128
Maisons du Monde SA(1)	5,321	138,449

	Shares/ Principal Amount	Value
MarineMax, Inc.(1)	2,439	$45,853
Michaels Cos., Inc. (The)(1)	15,279	372,502
Nitori Holdings Co. Ltd.	9,400	981,041
O'Reilly Automotive, Inc.(1)	13,292	3,648,654
Penske Automotive Group, Inc.	1,382	68,976
Ross Stores, Inc.	27,718	1,873,460
TJX Cos., Inc. (The)	21,807	1,708,360
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	2,488	645,636
Urban Outfitters, Inc.(1)	12,497	394,905
Williams-Sonoma, Inc.	15,243	835,011
		19,301,222
Technology Hardware, Storage and Peripherals — 2.0%
Apple, Inc.	114,713	12,678,081
Canon, Inc.	9,800	279,339
Cray, Inc.(1)	3,506	67,666
Hewlett Packard Enterprise Co.	21,404	509,415
HP, Inc.	69,248	1,066,419
Lite-On Technology Corp.	48,000	75,751
Logitech International SA	8,588	211,596
NetApp, Inc.	9,091	332,367
Quanta Computer, Inc.	97,000	180,774
Samsung Electronics Co. Ltd.	2,567	3,833,867
Seiko Epson Corp.	14,000	280,599
		19,515,874
Textiles, Apparel and Luxury Goods — 0.8%
adidas AG	6,690	985,565
Carter's, Inc.	9,024	823,801
Cie Financiere Richemont SA	5,920	386,923
Coach, Inc.	30,501	1,109,931
Culp, Inc.	783	26,426
HUGO BOSS AG	1,920	110,089
Kering	5,590	1,214,535
Pandora A/S	8,454	1,006,120
PRADA SpA	34,100	120,899
Ralph Lauren Corp.	3,451	361,009
Shenzhou International Group Holdings Ltd.	128,000	787,159
Taiwan Paiho Ltd.	200,000	608,038
Under Armour, Inc., Class A(1)	6,833	210,456
Under Armour, Inc., Class C(1)	12,528	322,972
		8,073,923
Thrifts and Mortgage Finance — 0.2%
Capitol Federal Financial, Inc.	40,968	651,801
Essent Group Ltd.(1)	33,425	1,020,131
		1,671,932
Tobacco — 0.5%
Altria Group, Inc.	27,517	1,759,162
British American Tobacco plc	24,480	1,345,701

	Shares/ Principal Amount	Value
Imperial Brands plc	10,497	$450,885
Philip Morris International, Inc.	12,338	1,089,198
		4,644,946
Trading Companies and Distributors — 0.5%
Ashtead Group plc	64,182	1,258,372
Bunzl plc	22,530	580,704
DXP Enterprises, Inc.(1)	1,670	56,262
GMS, Inc.(1)	2,754	69,153
Mitsubishi Corp.	4,600	99,374
MonotaRO Co. Ltd.	5,600	119,582
MRC Global, Inc.(1)	4,771	96,040
Rexel SA	27,810	430,032
SiteOne Landscape Supply, Inc.(1)	2,130	71,355
Toyota Tsusho Corp.	3,900	97,462
United Rentals, Inc.(1)	5,333	539,220
Wolseley plc	18,130	1,053,683
		4,471,239
Transportation Infrastructure — 0.1%
Airports of Thailand PCL	25,000	281,674
Grupo Aeroportuario del Centro Norte SAB de CV	120,421	567,634
		849,308
Water Utilities — 0.1%
Beijing Enterprises Water Group Ltd.	1,054,000	762,321

Wireless Telecommunication Services — 0.3%
China Mobile Ltd.	88,500	965,839
Drillisch AG	7,177	276,460
NTT DOCOMO, Inc.	49,500	1,135,335
StarHub Ltd.	31,500	63,292
Vodafone Group plc	91,576	222,170
		2,663,096
TOTAL COMMON STOCKS (Cost $626,582,627)		749,728,515
CORPORATE BONDS — 7.9%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	$30,000	29,507
Bombardier, Inc., 4.75%, 4/15/19(2)	60,000	60,075
Bombardier, Inc., 5.75%, 3/15/22(2)	125,000	110,000
Bombardier, Inc., 6.00%, 10/15/22(2)	30,000	26,475
Bombardier, Inc., 7.50%, 3/15/25(2)	55,000	49,165
KLX, Inc., 5.875%, 12/1/22(2)	70,000	71,925
Lockheed Martin Corp., 4.25%, 11/15/19	90,000	96,054
Lockheed Martin Corp., 3.55%, 1/15/26	20,000	20,540
Lockheed Martin Corp., 3.80%, 3/1/45	20,000	18,660
TransDigm, Inc., 6.00%, 7/15/22	155,000	160,138
TransDigm, Inc., 6.375%, 6/15/26(2)	50,000	51,125

		Shares/ Principal Amount	Value
United Technologies Corp., 6.05%, 6/1/36		$66,000	$82,063
			775,727
Air Freight and Logistics†
XPO Logistics, Inc., 6.50%, 6/15/22(2)		70,000	72,713
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)		125,000	124,688
Auto Components — 0.1%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22		75,000	75,750
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22		135,000	141,919
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		70,000	71,838
Schaeffler Finance BV, 4.25%, 5/15/21(2)		135,000	138,834
Tenneco, Inc., 5.00%, 7/15/26		80,000	78,827
ZF North America Capital, Inc., 4.50%, 4/29/22(2)		65,000	67,356
ZF North America Capital, Inc., 4.75%, 4/29/25(2)		110,000	110,687
			685,211
Automobiles — 0.1%
American Honda Finance Corp., 1.50%, 9/11/17(2)		30,000	30,065
American Honda Finance Corp., 2.125%, 10/10/18		50,000	50,423
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		175,000	177,538
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		20,000	20,810
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		330,000	364,621
General Motors Co., 5.00%, 4/1/35		30,000	28,869
General Motors Financial Co., Inc., 3.25%, 5/15/18		30,000	30,307
General Motors Financial Co., Inc., 3.10%, 1/15/19		90,000	90,821
General Motors Financial Co., Inc., 3.20%, 7/6/21		130,000	128,569
General Motors Financial Co., Inc., 5.25%, 3/1/26		60,000	62,763
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(2)		80,000	80,300
			1,065,086
Banks — 0.6%
Bank of America Corp., 5.75%, 12/1/17		30,000	31,175
Bank of America Corp., 5.70%, 1/24/22		105,000	118,275
Bank of America Corp., MTN, 4.00%, 4/1/24		30,000	31,027
Bank of America Corp., MTN, 4.20%, 8/26/24		180,000	183,073
Bank of America Corp., MTN, 4.00%, 1/22/25		70,000	69,984
Bank of America Corp., MTN, 5.00%, 1/21/44		40,000	43,348
Bank of America N.A., 5.30%, 3/15/17		510,000	515,646
Bank of Nova Scotia (The), 1.10%, 12/13/16		100,000	100,005
Bank of Nova Scotia (The), VRN, 1.27%, 12/13/16		100,000	100,016
Barclays Bank plc, 7.625%, 11/21/22		100,000	109,962
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	100,000	122,138
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	64,234
BPCE SA, VRN, 2.75%, 7/8/21	EUR	100,000	108,645
Branch Banking & Trust Co., 3.625%, 9/16/25		$30,000	30,544
Capital One Financial Corp., 4.20%, 10/29/25		225,000	225,424
CGG SA, 6.50%, 6/1/21		35,000	14,700
Citigroup, Inc., 1.75%, 5/1/18		160,000	159,793
Citigroup, Inc., 4.50%, 1/14/22		110,000	118,235

		Shares/ Principal Amount	Value
Citigroup, Inc., 4.05%, 7/30/22		$30,000	$30,995
Citigroup, Inc., 4.45%, 9/29/27		320,000	324,301
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	100,000	140,233
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$50,000	52,858
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21	EUR	100,000	109,751
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	188,000	228,443
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	57,000	70,229
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	125,000	180,685
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	225,000	271,454
Fifth Third Bancorp, 4.30%, 1/16/24		$40,000	41,583
Huntington Bancshares, Inc., 2.30%, 1/14/22		75,000	72,965
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	96,000	112,567
Intesa Sanpaolo SpA, 5.02%, 6/26/24(2)		$150,000	133,469
JPMorgan Chase & Co., 4.625%, 5/10/21		30,000	32,324
JPMorgan Chase & Co., 3.25%, 9/23/22		40,000	40,494
JPMorgan Chase & Co., 3.875%, 9/10/24		400,000	404,907
JPMorgan Chase & Co., 3.125%, 1/23/25		110,000	107,857
KeyCorp, MTN, 2.30%, 12/13/18		80,000	80,694
Kreditanstalt fuer Wiederaufbau, 3.875%, 1/21/19	EUR	80,000	92,770
Kreditanstalt fuer Wiederaufbau, MTN, 4.625%, 1/4/23	EUR	120,000	164,357
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	20,000	31,596
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(2)		$170,000	182,325
Royal Bank of Canada, MTN, VRN, 1.21%, 1/23/17		50,000	50,028
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		55,000	57,018
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17		100,000	92,440
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	200,000	201,460
U.S. Bancorp, MTN, 3.00%, 3/15/22		$50,000	51,095
U.S. Bancorp, MTN, 3.60%, 9/11/24		110,000	112,512
Wells Fargo & Co., 4.125%, 8/15/23		100,000	103,570
Wells Fargo & Co., 3.00%, 4/22/26		140,000	134,277
Wells Fargo & Co., MTN, 2.60%, 7/22/20		90,000	90,449
Wells Fargo & Co., MTN, 4.10%, 6/3/26		70,000	71,205
Wells Fargo & Co., MTN, 4.65%, 11/4/44		36,000	35,845
			6,052,980
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		70,000	70,874
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		150,000	151,008
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		130,000	139,300
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		110,000	108,397
Molson Coors Brewing Co., 3.00%, 7/15/26		50,000	47,125
			516,704
Biotechnology — 0.1%
AbbVie, Inc., 1.75%, 11/6/17		60,000	60,405
AbbVie, Inc., 2.90%, 11/6/22		170,000	167,786
AbbVie, Inc., 3.60%, 5/14/25		20,000	19,741
AbbVie, Inc., 4.40%, 11/6/42		80,000	75,190

	Shares/ Principal Amount	Value
AbbVie, Inc., 4.45%, 5/14/46	$10,000	$9,383
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(2)	60,000	57,300
Amgen, Inc., 4.66%, 6/15/51(2)	80,000	77,993
Biogen, Inc., 3.625%, 9/15/22	70,000	72,186
Celgene Corp., 3.25%, 8/15/22	50,000	50,584
Celgene Corp., 3.625%, 5/15/24	150,000	151,023
Celgene Corp., 3.875%, 8/15/25	40,000	40,682
Concordia International Corp., 7.00%, 4/15/23(2)	65,000	25,025
Concordia International Corp., 9.50%, 10/21/22(2)	45,000	19,800
Gilead Sciences, Inc., 4.40%, 12/1/21	40,000	43,229
Gilead Sciences, Inc., 3.65%, 3/1/26	230,000	232,143
		1,102,470
Building Products†
Masco Corp., 5.95%, 3/15/22	65,000	72,598
Masco Corp., 4.45%, 4/1/25	60,000	61,200
		133,798
Capital Markets†
Dresdner Funding Trust I, 8.15%, 6/30/31(2)	105,000	122,262
Jefferies Group LLC, 5.125%, 4/13/18	70,000	72,401
		194,663
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22	140,000	144,550
Blue Cube Spinco, Inc., 9.75%, 10/15/23	110,000	129,800
CF Industries, Inc., 3.45%, 6/1/23	45,000	40,860
Chemours Co. (The), 6.625%, 5/15/23	100,000	99,250
Dow Chemical Co. (The), 4.25%, 11/15/20	44,000	46,733
Ecolab, Inc., 4.35%, 12/8/21	30,000	32,302
Hexion, Inc., 8.875%, 2/1/18	175,000	170,187
Huntsman International LLC, 5.125%, 11/15/22	85,000	86,700
INEOS Group Holdings SA, 5.625%, 8/1/24(2)	120,000	117,576
LyondellBasell Industries NV, 4.625%, 2/26/55	20,000	18,182
Mosaic Co. (The), 5.625%, 11/15/43	40,000	37,675
Platform Specialty Products Corp., 6.50%, 2/1/22(2)	50,000	49,625
Tronox Finance LLC, 6.375%, 8/15/20	75,000	68,719
WR Grace & Co-Conn, 5.125%, 10/1/21(2)	60,000	63,150
		1,105,309
Commercial Services and Supplies — 0.1%
ACCO Brands Corp., 6.75%, 4/30/20	30,000	31,500
ADT Corp. (The), 6.25%, 10/15/21	100,000	108,250
Clean Harbors, Inc., 5.25%, 8/1/20	50,000	51,150
Covanta Holding Corp., 5.875%, 3/1/24	145,000	141,737
Envision Healthcare Corp., 5.125%, 7/1/22(2)	100,000	99,000
Iron Mountain, Inc., 5.75%, 8/15/24	155,000	158,069
Pitney Bowes, Inc., 4.625%, 3/15/24	36,000	35,474
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(2)	90,000	96,975
Republic Services, Inc., 3.55%, 6/1/22	100,000	103,755

	Shares/ Principal Amount	Value
Waste Management, Inc., 4.10%, 3/1/45	$40,000	$39,756
		865,666
Communications Equipment†
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	100,000	105,250
Avaya, Inc., 7.00%, 4/1/19(2)	85,000	74,375
CommScope, Inc., 5.50%, 6/15/24(2)	65,000	66,778
Nokia Oyj, 5.375%, 5/15/19	50,000	52,562
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	140,000	146,650
		445,615
Construction and Engineering†
SBA Communications Corp., 4.875%, 7/15/22	125,000	125,416
Construction Materials — 0.1%
Builders FirstSource, Inc., 10.75%, 8/15/23(2)	40,000	46,000
Builders FirstSource, Inc., 5.625%, 9/1/24(2)	100,000	101,000
Owens Corning, 4.20%, 12/15/22	50,000	51,877
Ply Gem Industries, Inc., 6.50%, 2/1/22	150,000	155,250
Standard Industries, Inc., 6.00%, 10/15/25(2)	60,000	62,700
USG Corp., 5.875%, 11/1/21(2)	25,000	26,102
USG Corp., 5.50%, 3/1/25(2)	135,000	139,063
		581,992
Consumer Finance — 0.2%
American Express Co., 1.55%, 5/22/18	50,000	49,925
American Express Credit Corp., 2.60%, 9/14/20	30,000	30,250
American Express Credit Corp., MTN, 2.25%, 5/5/21	140,000	138,561
CIT Group, Inc., 5.00%, 8/15/22	295,000	307,906
CIT Group, Inc., 5.00%, 8/1/23	50,000	51,625
Discover Financial Services, 3.75%, 3/4/25	150,000	145,709
Equifax, Inc., 3.30%, 12/15/22	60,000	60,999
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	70,000	73,501
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)	35,000	29,838
Navient Corp., 5.00%, 10/26/20	65,000	65,731
Navient Corp., 5.50%, 1/25/23	300,000	286,125
OneMain Financial Holdings LLC, 6.75%, 12/15/19(2)	75,000	76,594
PNC Bank N.A., 6.00%, 12/7/17	230,000	239,736
Springleaf Finance Corp., 7.75%, 10/1/21	25,000	25,125
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	125,000	130,625
Synchrony Financial, 2.60%, 1/15/19	30,000	30,126
Synchrony Financial, 3.00%, 8/15/19	10,000	10,145
		1,752,521
Containers and Packaging — 0.2%
AEP Industries, Inc., 8.25%, 4/15/19	63,000	64,681
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21(2)	150,000	153,562
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 6/30/21(2)	40,000	40,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 7.25%, 5/15/24(2)	200,000	209,750
Ball Corp., 5.00%, 3/15/22	40,000	42,300

		Shares/ Principal Amount	Value
Ball Corp., 4.00%, 11/15/23		$140,000	$137,638
Ball Corp., 5.25%, 7/1/25		35,000	36,553
Berry Plastics Corp., 5.50%, 5/15/22		85,000	88,825
Berry Plastics Corp., 5.125%, 7/15/23		100,000	101,375
BWAY Holding Co., 9.125%, 8/15/21(2)		120,000	125,400
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		190,000	193,325
Novelis Corp., 6.25%, 8/15/24(2)		50,000	51,875
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)		70,000	73,281
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20		30,000	30,900
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.25%, 2/15/21		31,211	32,242
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(2)		100,000	101,125
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(2)		200,000	211,675
Sealed Air Corp., 5.125%, 12/1/24(2)		105,000	107,100
WestRock RKT Co., 3.50%, 3/1/20		50,000	51,023
			1,853,130
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		40,000	39,157
Service Corp. International, 5.375%, 1/15/22		75,000	78,000
			117,157
Diversified Financial Services — 0.4%
Ally Financial, Inc., 6.25%, 12/1/17		100,000	103,625
Ally Financial, Inc., 3.60%, 5/21/18		70,000	70,525
Ally Financial, Inc., 4.75%, 9/10/18		150,000	154,515
Ally Financial, Inc., 8.00%, 3/15/20		141,000	156,862
Ally Financial, Inc., 4.625%, 3/30/25		155,000	150,447
Ally Financial, Inc., 5.75%, 11/20/25		110,000	109,037
Ally Financial, Inc., 8.00%, 11/1/31		70,000	79,800
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	100,000	107,677
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	79,517
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		$170,000	171,090
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		200,000	203,044
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		20,000	20,102
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	70,991
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$50,000	56,494
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		80,000	82,845
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		195,000	197,448
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		110,000	115,067
HSBC Holdings plc, 2.95%, 5/25/21		200,000	198,839
HUB International Ltd., 7.875%, 10/1/21(2)		75,000	76,781
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		90,000	89,775
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	77,700

	Shares/ Principal Amount	Value
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(2)	$70,000	$68,775
Morgan Stanley, 5.00%, 11/24/25	152,000	162,524
Morgan Stanley, MTN, 6.625%, 4/1/18	110,000	116,763
Morgan Stanley, MTN, 5.625%, 9/23/19	250,000	271,742
Morgan Stanley, MTN, 2.50%, 4/21/21	30,000	29,683
Morgan Stanley, MTN, 3.70%, 10/23/24	220,000	223,068
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21	70,000	70,875
Societe Generale SA, VRN, 5.92%, 4/5/17(2)	100,000	99,520
		3,415,131
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 5.00%, 3/1/21	70,000	75,508
AT&T, Inc., 3.60%, 2/17/23	80,000	80,146
AT&T, Inc., 4.45%, 4/1/24	50,000	51,992
AT&T, Inc., 3.40%, 5/15/25	145,000	139,597
AT&T, Inc., 6.55%, 2/15/39	91,000	105,643
AT&T, Inc., 4.30%, 12/15/42	60,000	52,521
British Telecommunications plc, 5.95%, 1/15/18	70,000	73,210
CenturyLink, Inc., 5.625%, 4/1/20	200,000	209,000
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)	90,000	94,500
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)	170,000	170,409
Frontier Communications Corp., 7.125%, 3/15/19	205,000	213,712
Frontier Communications Corp., 10.50%, 9/15/22	50,000	51,688
Frontier Communications Corp., 7.125%, 1/15/23	195,000	171,600
Frontier Communications Corp., 6.875%, 1/15/25	140,000	113,925
Frontier Communications Corp., 11.00%, 9/15/25	10,000	10,063
Hughes Satellite Systems Corp., 5.25%, 8/1/26(2)	100,000	94,875
Inmarsat Finance plc, 4.875%, 5/15/22(2)	50,000	47,875
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	105,000	82,950
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	175,000	128,406
Level 3 Financing, Inc., 5.375%, 8/15/22	100,000	102,000
Level 3 Financing, Inc., 5.375%, 5/1/25	55,000	54,863
Orange SA, 4.125%, 9/14/21	70,000	74,358
SoftBank Group Corp., 4.50%, 4/15/20(2)	140,000	143,150
Sprint Capital Corp., 8.75%, 3/15/32	100,000	105,250
Telecom Italia Capital SA, 6.375%, 11/15/33	100,000	96,000
Telefonica Emisiones SAU, 5.46%, 2/16/21	10,000	10,895
Verizon Communications, Inc., 3.65%, 9/14/18	138,000	142,351
Verizon Communications, Inc., 2.45%, 11/1/22	10,000	9,689
Verizon Communications, Inc., 5.15%, 9/15/23	130,000	144,001
Verizon Communications, Inc., 2.625%, 8/15/26	40,000	36,915
Verizon Communications, Inc., 5.05%, 3/15/34	170,000	177,940
Verizon Communications, Inc., 4.75%, 11/1/41	40,000	39,098
Verizon Communications, Inc., 4.86%, 8/21/46	33,000	33,210
Verizon Communications, Inc., 5.01%, 8/21/54	49,000	48,548
Windstream Services LLC, 7.75%, 10/15/20	65,000	66,340

		Shares/ Principal Amount	Value
Windstream Services LLC, 6.375%, 8/1/23		$95,000	$83,125
			3,335,353
Electric Utilities†
Terna Rete Elettrica Nazionale SpA, MTN, 2.875%, 2/16/18	EUR	100,000	109,694
Electronic Equipment, Instruments and Components†
Sanmina Corp., 4.375%, 6/1/19(2)		$125,000	129,062
Energy Equipment and Services — 0.1%
Basic Energy Services, Inc., 7.75%, 2/15/19(1)(3)		50,000	22,750
Ensco plc, 4.70%, 3/15/21		95,000	85,263
FTS International, Inc., 6.25%, 5/1/22		60,000	40,200
Halliburton Co., 3.80%, 11/15/25		60,000	60,286
Pacific Drilling SA, 5.375%, 6/1/20(2)		115,000	35,650
Paragon Offshore plc, 7.25%, 8/15/24(1)(2)(3)		90,000	17,550
Precision Drilling Corp., 5.25%, 11/15/24		105,000	93,975
SESI LLC, 6.375%, 5/1/19		50,000	49,625
Transocean, Inc., 4.25%, 10/15/17		105,000	105,472
Transocean, Inc., 6.00%, 3/15/18		40,000	40,450
Transocean, Inc., 9.00%, 7/15/23(2)		50,000	50,750
Weatherford International Ltd., 7.75%, 6/15/21		95,000	93,219
Weatherford International Ltd., 4.50%, 4/15/22		110,000	96,250
			791,440
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20		60,000	64,466
American Tower Corp., 3.375%, 10/15/26		70,000	66,294
AvalonBay Communities, Inc., MTN, 2.90%, 10/15/26		30,000	28,391
Boston Properties LP, 3.65%, 2/1/26		30,000	29,884
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23		135,000	142,087
CoreCivic, Inc., 4.125%, 4/1/20		70,000	69,825
Crown Castle International Corp., 5.25%, 1/15/23		45,000	49,086
Crown Castle International Corp., 4.45%, 2/15/26		80,000	82,332
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21		75,000	77,625
DDR Corp., 3.625%, 2/1/25		40,000	38,638
Equinix, Inc., 5.375%, 4/1/23		70,000	72,188
Essex Portfolio LP, 3.625%, 8/15/22		70,000	71,883
Essex Portfolio LP, 3.25%, 5/1/23		20,000	19,928
Hospitality Properties Trust, 4.65%, 3/15/24		160,000	158,794
Host Hotels & Resorts LP, 3.75%, 10/15/23		30,000	29,457
Kilroy Realty LP, 3.80%, 1/15/23		70,000	70,466
Kilroy Realty LP, 4.375%, 10/1/25		20,000	20,550
Kimco Realty Corp., 2.80%, 10/1/26		50,000	46,496
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24(2)		90,000	94,500
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21		75,000	76,500
Simon Property Group LP, 3.25%, 11/30/26		60,000	58,972

		Shares/ Principal Amount	Value
Welltower, Inc., 3.75%, 3/15/23		$60,000	$61,061
			1,429,423
Financial Services†
PetSmart, Inc., 7.125%, 3/15/23(2)		215,000	220,644
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(2)		60,000	66,600
			287,244
Food and Staples Retailing — 0.1%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24(2)		100,000	103,610
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(2)		40,000	32,000
CVS Health Corp., 3.50%, 7/20/22		50,000	51,367
CVS Health Corp., 5.125%, 7/20/45		40,000	43,940
Dollar General Corp., 3.25%, 4/15/23		50,000	49,585
Dollar Tree, Inc., 5.75%, 3/1/23		60,000	64,050
Horizon Pharma, Inc., 6.625%, 5/1/23		75,000	71,063
Kroger Co. (The), 3.30%, 1/15/21		70,000	71,808
Kroger Co. (The), 3.875%, 10/15/46		30,000	26,710
Rite Aid Corp., 6.125%, 4/1/23(2)		150,000	160,897
SUPERVALU, Inc., 6.75%, 6/1/21		50,000	49,750
Sysco Corp., 3.30%, 7/15/26		30,000	29,361
Target Corp., 2.50%, 4/15/26		60,000	57,010
Tesco plc, 6.15%, 11/15/37(2)		75,000	72,088
Tesco plc, MTN, 5.50%, 12/13/19	GBP	60,000	82,642
Wal-Mart Stores, Inc., 2.55%, 4/11/23		$20,000	19,812
Wal-Mart Stores, Inc., 4.30%, 4/22/44		95,000	99,588
			1,085,281
Food Products — 0.1%
JBS Investments GmbH, 7.25%, 4/3/24(2)		70,000	70,613
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(2)		70,000	72,625
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(2)		135,000	132,975
Kraft Heinz Foods Co., 3.95%, 7/15/25		120,000	122,411
Kraft Heinz Foods Co., 5.00%, 6/4/42		30,000	30,957
Kraft Heinz Foods Co., 5.20%, 7/15/45		30,000	31,998
Kraft Heinz Foods Co., 4.375%, 6/1/46		30,000	28,522
Nature's Bounty Co. (The), 7.625%, 5/15/21(2)		55,000	54,381
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)		215,000	215,538
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21		100,000	102,750
Post Holdings, Inc., 5.00%, 8/15/26(2)		205,000	194,955
Smithfield Foods, Inc., 6.625%, 8/15/22		75,000	79,406
			1,137,131
Gas Utilities — 0.4%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 12/15/20		70,000	71,575
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23		40,000	40,800
Enbridge Energy Partners LP, 6.50%, 4/15/18		90,000	95,016
Enbridge, Inc., 4.00%, 10/1/23		40,000	40,154

	Shares/ Principal Amount	Value
Enbridge, Inc., 4.50%, 6/10/44	$40,000	$35,560
Energy Transfer Equity LP, 5.875%, 1/15/24	110,000	114,125
Energy Transfer Equity LP, 5.50%, 6/1/27	75,000	73,828
Energy Transfer Partners LP, 4.15%, 10/1/20	70,000	72,423
Energy Transfer Partners LP, 5.20%, 2/1/22	30,000	32,185
Energy Transfer Partners LP, 3.60%, 2/1/23	60,000	58,340
Energy Transfer Partners LP, 6.50%, 2/1/42	40,000	41,568
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	124,538
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	45,000	46,237
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	130,000	127,400
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	50,000	55,038
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	90,000	94,186
Kinder Morgan, Inc., 4.30%, 6/1/25	20,000	20,191
Magellan Midstream Partners LP, 6.55%, 7/15/19	36,000	39,881
MPLX LP, 4.875%, 12/1/24	100,000	101,137
MPLX LP, 4.875%, 6/1/25	190,000	191,191
NGPL PipeCo LLC, 7.12%, 12/15/17(2)	100,000	104,250
NuStar Logistics LP, 4.75%, 2/1/22	40,000	39,700
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	90,000	90,125
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	50,000	51,694
Rockies Express Pipeline LLC, 5.625%, 4/15/20(2)	180,000	187,650
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	125,000	135,312
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	265,000	279,575
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	115,000	120,319
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	110,000	107,254
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	53,000	54,855
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	90,000	85,275
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25(2)	94,000	93,002
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	50,000	53,312
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	60,000	64,500
TransCanada PipeLines Ltd., 2.50%, 8/1/22	60,000	58,563
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	47,375
Williams Cos., Inc. (The), 4.55%, 6/24/24	290,000	284,200
Williams Cos., Inc. (The), 5.75%, 6/24/44	30,000	28,575
Williams Partners LP, 5.10%, 9/15/45	30,000	27,240
		3,388,149
Health Care Equipment and Supplies — 0.1%
Abbott Laboratories, 3.75%, 11/30/26	90,000	88,770
Alere, Inc., 6.50%, 6/15/20	50,000	50,000
Alere, Inc., 6.375%, 7/1/23(2)	135,000	136,856
Becton Dickinson and Co., 3.73%, 12/15/24	70,000	71,726

	Shares/ Principal Amount	Value
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(2)	$70,000	$61,558
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	50,000	46,875
Kinetic Concepts, Inc. / KCI USA, Inc., 9.625%, 10/1/21(2)	45,000	42,581
Mallinckrodt International Finance SA, 4.75%, 4/15/23	170,000	144,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(2)	105,000	99,094
Medtronic, Inc., 2.50%, 3/15/20	40,000	40,443
Medtronic, Inc., 3.50%, 3/15/25	130,000	133,364
Medtronic, Inc., 4.375%, 3/15/35	50,000	51,819
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(2)	50,000	41,875
St. Jude Medical, Inc., 2.00%, 9/15/18	20,000	20,080
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	65,000	67,463
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	27,000	27,463
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	40,000	44,356
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	30,000	30,000
		1,198,823
Health Care Providers and Services — 0.4%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	105,000	102,112
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	70,000	69,300
Aetna, Inc., 2.75%, 11/15/22	60,000	59,566
Aetna, Inc., 4.375%, 6/15/46	40,000	39,403
Amsurg Corp., 5.625%, 7/15/22	155,000	159,231
Ascension Health, 3.95%, 11/15/46	10,000	9,614
Centene Corp., 5.625%, 2/15/21	100,000	103,250
Centene Corp., 6.125%, 2/15/24	115,000	117,139
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	150,000	118,875
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	55,000	39,050
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	35,000	31,741
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	60,000	40,350
DaVita, Inc., 5.75%, 8/15/22	60,000	62,475
DaVita, Inc., 5.125%, 7/15/24	157,000	155,332
DaVita, Inc., 5.00%, 5/1/25	105,000	102,637
Express Scripts Holding Co., 3.40%, 3/1/27	130,000	123,249
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(2)	50,000	55,500
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(2)	100,000	100,500
HCA, Inc., 3.75%, 3/15/19	120,000	123,240
HCA, Inc., 4.25%, 10/15/19	125,000	129,062
HCA, Inc., 7.50%, 2/15/22	215,000	239,725
HCA, Inc., 4.75%, 5/1/23	180,000	181,800
HCA, Inc., 5.375%, 2/1/25	270,000	264,600
HCA, Inc., 4.50%, 2/15/27	60,000	56,700
HealthSouth Corp., 5.75%, 11/1/24	55,000	55,413
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	195,000	171,600

	Shares/ Principal Amount	Value
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	$95,000	$98,095
Kindred Healthcare, Inc., 8.00%, 1/15/20	60,000	57,450
Kindred Healthcare, Inc., 6.375%, 4/15/22	60,000	51,375
LifePoint Health, Inc., 5.50%, 12/1/21	75,000	76,734
Mylan NV, 3.95%, 6/15/26(2)	30,000	28,143
NYU Hospitals Center, 4.43%, 7/1/42	30,000	28,780
Tenet Healthcare Corp., 5.00%, 3/1/19	160,000	153,200
Tenet Healthcare Corp., 8.00%, 8/1/20	100,000	96,063
Tenet Healthcare Corp., 4.50%, 4/1/21	50,000	48,750
Tenet Healthcare Corp., 8.125%, 4/1/22	230,000	211,025
Tenet Healthcare Corp., 6.75%, 6/15/23	70,000	60,025
UnitedHealth Group, Inc., 2.875%, 3/15/22	80,000	81,200
UnitedHealth Group, Inc., 3.75%, 7/15/25	80,000	83,084
Universal Health Services, Inc., 5.00%, 6/1/26(2)	85,000	84,363
		3,869,751
Hotels, Restaurants and Leisure — 0.3%
1011778 BC ULC / New Red Finance, Inc., 6.00%, 4/1/22(2)	150,000	156,750
Aramark Services, Inc., 5.125%, 1/15/24(2)	65,000	66,896
Boyd Gaming Corp., 6.875%, 5/15/23	91,000	97,597
Boyd Gaming Corp., 6.375%, 4/1/26(2)	75,000	78,563
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.00%, 10/1/20	60,000	63,000
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.00%, 10/1/21	110,000	120,175
Eldorado Resorts, Inc., 7.00%, 8/1/23	100,000	106,250
Golden Nugget, Inc., 8.50%, 12/1/21(2)	175,000	184,187
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(2)	150,000	147,750
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	155,000	160,045
International Game Technology plc, 6.25%, 2/15/22(2)	240,000	256,200
International Game Technology plc, 6.50%, 2/15/25(2)	45,000	48,038
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(2)	25,000	25,188
McDonald's Corp., MTN, 3.375%, 5/26/25	30,000	29,515
MGM Resorts International, 5.25%, 3/31/20	140,000	147,262
MGM Resorts International, 6.00%, 3/15/23	210,000	226,275
MGM Resorts International, 4.625%, 9/1/26	50,000	47,875
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(2)	25,000	25,563
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	80,000	86,200
Scientific Games International, Inc., 6.25%, 9/1/20	40,000	32,800
Scientific Games International, Inc., 7.00%, 1/1/22(2)	195,000	206,700
Scientific Games International, Inc., 10.00%, 12/1/22	105,000	98,962
Station Casinos LLC, 7.50%, 3/1/21	145,000	151,979
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)	130,000	128,537
Yum! Brands, Inc., 3.75%, 11/1/21	50,000	50,500
		2,742,807

		Shares/ Principal Amount	Value
Household Durables — 0.2%
Beazer Homes USA, Inc., 7.25%, 2/1/23		$95,000	$95,475
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)		75,000	75,750
CalAtlantic Group, Inc., 5.375%, 10/1/22		45,000	46,130
Century Communities, Inc., 6.875%, 5/15/22		30,000	30,525
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(2)		75,000	60,375
KB Home, 4.75%, 5/15/19		35,000	35,613
KB Home, 7.00%, 12/15/21		55,000	58,658
Lennar Corp., 4.75%, 5/30/25		10,000	9,625
Newell Brands, Inc., 4.20%, 4/1/26		105,000	109,404
Newell Brands, Inc., 5.50%, 4/1/46		30,000	33,806
PulteGroup, Inc., 5.50%, 3/1/26		100,000	99,500
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)		100,000	97,750
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(2)		225,000	227,812
Toll Brothers Finance Corp., 4.00%, 12/31/18		50,000	51,531
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		150,000	152,812
WCI Communities, Inc., 6.875%, 8/15/21		100,000	105,500
William Lyon Homes, Inc., 8.50%, 11/15/20		125,000	130,625
			1,420,891
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(2)		65,000	65,162
Spectrum Brands, Inc., 6.625%, 11/15/22		130,000	138,450
Spectrum Brands, Inc., 5.75%, 7/15/25		40,000	41,700
			245,312
Industrial Conglomerates — 0.1%
General Electric Co., 4.125%, 10/9/42		90,000	89,747
General Electric Co., MTN, 5.625%, 9/15/17		212,000	219,371
General Electric Co., MTN, 4.375%, 9/16/20		220,000	237,135
HD Supply, Inc., 5.25%, 12/15/21(2)		50,000	52,938
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		50,000	50,636
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(2)		203,000	205,537
Wise Metals Group LLC / Wise Alloys Finance Corp., 8.75%, 12/15/18(2)		60,000	62,550
			917,914
Insurance — 0.2%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.50%, 5/15/21		100,000	103,375
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	100,000	122,340
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$30,000	31,519
American International Group, Inc., 4.125%, 2/15/24		140,000	145,745
American International Group, Inc., 4.50%, 7/16/44		40,000	39,051
AXA SA, 7.125%, 12/15/20	GBP	20,000	30,197
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		$70,000	75,429
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		8,000	8,175

		Shares/ Principal Amount	Value
Berkshire Hathaway, Inc., 2.75%, 3/15/23		$30,000	$29,892
Berkshire Hathaway, Inc., 4.50%, 2/11/43		50,000	52,784
Chubb INA Holdings, Inc., 3.15%, 3/15/25		70,000	70,012
Chubb INA Holdings, Inc., 3.35%, 5/3/26		30,000	30,182
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	100,000	104,786
Generali Finance BV, MTN, VRN, 4.60%, 11/21/25	EUR	100,000	98,630
Genworth Holdings, Inc., 7.625%, 9/24/21		$35,000	32,725
Genworth Holdings, Inc., VRN, 2.91%, 2/15/17		25,000	11,875
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		20,000	22,129
International Lease Finance Corp., 3.875%, 4/15/18		80,000	81,760
International Lease Finance Corp., 6.25%, 5/15/19		125,000	134,375
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)		60,000	58,744
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(2)		175,000	152,688
Lincoln National Corp., 6.25%, 2/15/20		40,000	44,145
Markel Corp., 4.90%, 7/1/22		70,000	75,486
Markel Corp., 3.625%, 3/30/23		20,000	20,134
MetLife, Inc., 4.125%, 8/13/42		30,000	28,934
MetLife, Inc., 4.875%, 11/13/43		30,000	32,247
Principal Financial Group, Inc., 3.30%, 9/15/22		30,000	30,518
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		60,000	65,633
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		70,000	79,946
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)		40,000	40,502
Travelers Cos., Inc. (The), 4.30%, 8/25/45		20,000	20,746
Voya Financial, Inc., 5.70%, 7/15/43		50,000	53,672
Voya Financial, Inc., VRN, 5.65%, 5/15/23		75,000	73,969
WR Berkley Corp., 4.625%, 3/15/22		40,000	42,928
WR Berkley Corp., 4.75%, 8/1/44		30,000	29,251
			2,074,524
Internet Software and Services†
Match Group, Inc., 6.75%, 12/15/22		80,000	84,300
Netflix, Inc., 5.375%, 2/1/21		40,000	43,000
Netflix, Inc., 5.75%, 3/1/24		100,000	106,000
VeriSign, Inc., 4.625%, 5/1/23		40,000	40,900
VeriSign, Inc., 5.25%, 4/1/25		40,000	41,500
			315,700
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23		15,000	15,112
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24		90,000	92,700
Fidelity National Information Services, Inc., 3.50%, 4/15/23		48,000	48,567
Fidelity National Information Services, Inc., 3.00%, 8/15/26		100,000	93,242
First Data Corp., 7.00%, 12/1/23(2)		200,000	209,876
First Data Corp., 5.00%, 1/15/24(2)		100,000	101,250
First Data Corp., 5.75%, 1/15/24(2)		180,000	182,925
Xerox Corp., 2.95%, 3/15/17		30,000	30,114
			773,786

	Shares/ Principal Amount	Value
Machinery†
Case New Holland Industrial, Inc., 7.875%, 12/1/17	$78,000	$82,494
CNH Industrial Capital LLC, 3.375%, 7/15/19	75,000	75,187
Navistar International Corp., 8.25%, 11/1/21	50,000	50,250
		207,931
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	220,000	214,500
Media — 0.8%
21st Century Fox America, Inc., 6.90%, 8/15/39	40,000	50,596
21st Century Fox America, Inc., 4.75%, 9/15/44	10,000	10,013
21st Century Fox America, Inc., 4.75%, 11/15/46(2)	20,000	20,241
Altice Financing SA, 6.625%, 2/15/23(2)	260,000	264,550
Altice Financing SA, 7.50%, 5/15/26(2)	50,000	50,960
Altice Finco SA, 7.625%, 2/15/25(2)	115,000	113,419
Altice Luxembourg SA, 7.75%, 5/15/22(2)	105,000	110,250
Altice Luxembourg SA, 7.625%, 2/15/25(2)	115,000	118,306
Altice US Finance I Corp., 5.375%, 7/15/23(2)	100,000	101,500
Altice US Finance I Corp., 5.50%, 5/15/26(2)	50,000	49,563
AMC Entertainment, Inc., 5.75%, 6/15/25	100,000	101,250
Cablevision Systems Corp., 5.875%, 9/15/22	75,000	70,125
CBS Corp., 3.50%, 1/15/25	50,000	49,449
CBS Corp., 4.85%, 7/1/42	30,000	29,294
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	250,000	260,000
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(2)	170,000	174,675
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(2)	70,000	72,100
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(2)	130,000	128,700
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25(2)	170,000	177,517
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45(2)	90,000	101,145
Cinemark USA, Inc., 5.125%, 12/15/22	55,000	56,788
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	220,000	217,800
Comcast Corp., 6.40%, 5/15/38	100,000	127,465
Comcast Corp., 4.75%, 3/1/44	30,000	31,669
CSC Holdings LLC, 10.125%, 1/15/23(2)	70,000	80,763
CSC Holdings LLC, 6.625%, 10/15/25(2)	100,000	108,250
CSC Holdings LLC, 7.625%, 7/15/18	50,000	53,125
CSC Holdings LLC, 6.75%, 11/15/21	120,000	126,450
CSC Holdings LLC, 10.875%, 10/15/25(2)	45,000	52,538
CSC Holdings LLC, 5.50%, 4/15/27(2)	90,000	89,550
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	50,000	19,750
Discovery Communications LLC, 5.625%, 8/15/19	50,000	54,278
Discovery Communications LLC, 3.25%, 4/1/23	40,000	38,991
Discovery Communications LLC, 4.90%, 3/11/26	30,000	31,502

	Shares/ Principal Amount	Value
DISH DBS Corp., 4.625%, 7/15/17	$130,000	$131,625
DISH DBS Corp., 6.75%, 6/1/21	100,000	107,750
DISH DBS Corp., 5.00%, 3/15/23	130,000	128,700
DISH DBS Corp., 5.875%, 11/15/24	130,000	132,275
Gray Television, Inc., 5.125%, 10/15/24(2)	100,000	93,750
Gray Television, Inc., 5.875%, 7/15/26(2)	25,000	23,930
iHeartCommunications, Inc., 10.00%, 1/15/18	85,000	62,263
iHeartCommunications, Inc., 9.00%, 3/1/21	135,000	100,069
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	30,000	31,143
Lamar Media Corp., 5.875%, 2/1/22	115,000	118,737
Lamar Media Corp., 5.00%, 5/1/23	90,000	92,025
Lamar Media Corp., 5.375%, 1/15/24	30,000	31,050
McClatchy Co. (The), 9.00%, 12/15/22	35,000	37,100
NBCUniversal Media LLC, 4.375%, 4/1/21	50,000	53,945
NBCUniversal Media LLC, 2.875%, 1/15/23	50,000	50,007
Nexstar Escrow Corp., 5.625%, 8/1/24(2)	115,000	114,137
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	160,000	163,800
Omnicom Group, Inc., 3.60%, 4/15/26	60,000	59,716
Regal Entertainment Group, 5.75%, 3/15/22	100,000	105,250
RR Donnelley & Sons Co., 6.00%, 4/1/24	90,000	81,675
SFR Group SA, 6.00%, 5/15/22(2)	290,000	293,262
SFR Group SA, 7.375%, 5/1/26(2)	140,000	140,175
Sinclair Television Group, Inc., 5.375%, 4/1/21	50,000	51,625
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)	80,000	79,200
Sirius XM Radio, Inc., 5.75%, 8/1/21(2)	125,000	130,810
Sirius XM Radio, Inc., 4.625%, 5/15/23(2)	95,000	93,694
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)	55,000	55,309
TEGNA, Inc., 5.50%, 9/15/24(2)	130,000	132,437
Time Warner Cable LLC, 6.75%, 7/1/18	35,000	37,515
Time Warner Cable LLC, 5.50%, 9/1/41	30,000	29,954
Time Warner Cable LLC, 4.50%, 9/15/42	30,000	26,504
Time Warner, Inc., 3.60%, 7/15/25	105,000	103,902
Time Warner, Inc., 3.80%, 2/15/27(4)	60,000	59,757
Time Warner, Inc., 7.70%, 5/1/32	55,000	72,674
Time Warner, Inc., 5.35%, 12/15/43	30,000	31,593
Unitymedia GmbH, 6.125%, 1/15/25(2)	90,000	92,025
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.00%, 1/15/25(2)	35,000	34,563
Univision Communications, Inc., 5.125%, 2/15/25(2)	170,000	161,712
UPCB Finance IV Ltd., 5.375%, 1/15/25(2)	125,000	123,827
Viacom, Inc., 3.125%, 6/15/22	10,000	9,946
Viacom, Inc., 4.25%, 9/1/23	55,000	56,585
Videotron Ltd., 5.00%, 7/15/22	75,000	76,781
Virgin Media Finance plc, 5.75%, 1/15/25(2)	200,000	198,750
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)	150,000	145,687
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	60,000	59,408

	Shares/ Principal Amount	Value
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	$30,000	$30,490
WideOpenWest Finance LLC / WideOpenWest Capital Corp., 10.25%, 7/15/19	75,000	79,125
Wind Acquisition Finance SA, 7.375%, 4/23/21(2)	190,000	194,275
WMG Acquisition Corp., 5.625%, 4/15/22(2)	144,000	148,860
Ziggo Bond Finance BV, 5.875%, 1/15/25(2)	85,000	83,938
		7,695,902
Metals and Mining — 0.3%
AK Steel Corp., 7.625%, 5/15/20	80,000	82,200
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)	75,000	80,625
Aleris International, Inc., 9.50%, 4/1/21(2)	40,000	43,000
Allegheny Technologies, Inc., 5.95%, 1/15/21	65,000	60,125
Anglo American Capital plc, 3.625%, 5/14/20(2)	125,000	125,625
ArcelorMittal, 6.50%, 3/1/21	100,000	109,000
ArcelorMittal, 6.125%, 6/1/25	75,000	82,125
ArcelorMittal, 7.75%, 3/1/41	140,000	144,536
Arconic, Inc., 5.40%, 4/15/21	45,000	47,700
Arconic, Inc., 5.125%, 10/1/24	160,000	164,000
Barrick North America Finance LLC, 4.40%, 5/30/21	14,000	14,876
Barrick North America Finance LLC, 5.75%, 5/1/43	30,000	32,094
Cliffs Natural Resources, Inc., 8.25%, 3/31/20(2)	100,000	110,250
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)	160,000	156,000
FMG Resources August 2006 Pty Ltd., 9.75%, 3/1/22(2)	115,000	133,239
Freeport-McMoRan, Inc., 3.55%, 3/1/22	220,000	209,528
Freeport-McMoRan, Inc., 3.875%, 3/15/23	4,000	3,758
Freeport-McMoRan, Inc., 5.40%, 11/14/34	275,000	242,000
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	50,000	52,370
HudBay Minerals, Inc., 9.50%, 10/1/20	70,000	73,719
Kinross Gold Corp., 5.125%, 9/1/21	25,000	25,250
Lundin Mining Corp., 7.875%, 11/1/22(2)	70,000	75,950
New Gold, Inc., 6.25%, 11/15/22(2)	35,000	35,350
Novelis Corp., 5.875%, 9/30/26(2)	150,000	150,187
Southern Copper Corp., 5.25%, 11/8/42	20,000	18,206
Steel Dynamics, Inc., 6.125%, 8/15/19	20,000	20,681
Steel Dynamics, Inc., 5.25%, 4/15/23	115,000	119,887
Teck Resources Ltd., 4.75%, 1/15/22	165,000	167,887
Teck Resources Ltd., 6.25%, 7/15/41	40,000	40,302
United States Steel Corp., 7.375%, 4/1/20	94,000	99,676
Vale Overseas Ltd., 5.625%, 9/15/19	30,000	31,463
		2,751,609
Multi-Utilities — 0.3%
AES Corp., 4.875%, 5/15/23	315,000	307,125
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	30,000	29,775
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	75,000	74,977
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	50,000	50,904
Calpine Corp., 5.375%, 1/15/23	150,000	145,561

		Shares/ Principal Amount	Value
Calpine Corp., 5.75%, 1/15/25		$250,000	$239,687
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42		10,000	9,294
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		40,000	38,472
Constellation Energy Group, Inc., 5.15%, 12/1/20		70,000	75,971
Dominion Resources, Inc., 6.40%, 6/15/18		120,000	127,957
Dominion Resources, Inc., 2.75%, 9/15/22		10,000	9,896
Dominion Resources, Inc., 3.625%, 12/1/24		50,000	50,402
Dominion Resources, Inc., 4.90%, 8/1/41		30,000	31,157
Duke Energy Florida LLC, 6.35%, 9/15/37		51,000	65,962
Duke Energy Florida LLC, 3.85%, 11/15/42		40,000	37,771
Duke Energy Progress LLC, 4.15%, 12/1/44		40,000	39,666
Dynegy, Inc., 7.375%, 11/1/22		180,000	171,900
Dynegy, Inc., 7.625%, 11/1/24		60,000	55,500
Edison International, 3.75%, 9/15/17		40,000	40,727
Exelon Corp., 4.45%, 4/15/46		20,000	19,412
Exelon Generation Co. LLC, 4.25%, 6/15/22		40,000	41,624
Exelon Generation Co. LLC, 5.60%, 6/15/42		30,000	28,488
FirstEnergy Corp., 4.25%, 3/15/23		70,000	72,588
Florida Power & Light Co., 4.125%, 2/1/42		75,000	77,083
GenOn Energy, Inc., 9.50%, 10/15/18		40,000	28,100
GenOn Energy, Inc., 9.875%, 10/15/20		30,000	20,250
Georgia Power Co., 4.30%, 3/15/42		30,000	29,977
MidAmerican Energy Co., 4.40%, 10/15/44		100,000	105,089
NiSource Finance Corp., 5.65%, 2/1/45		40,000	46,522
NRG Energy, Inc., 6.25%, 7/15/22		150,000	151,125
NRG Energy, Inc., 6.25%, 5/1/24		155,000	150,737
NRG Energy, Inc., 7.25%, 5/15/26(2)		75,000	73,688
Pacific Gas & Electric Co., 4.00%, 12/1/46(4)		30,000	29,212
Potomac Electric Power Co., 3.60%, 3/15/24		40,000	41,452
Progress Energy, Inc., 3.15%, 4/1/22		40,000	40,629
RWE AG, VRN, 3.50%, 4/21/25	EUR	40,000	35,619
Sempra Energy, 2.875%, 10/1/22		$70,000	69,839
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		20,000	18,373
Southern Power Co., 5.15%, 9/15/41		20,000	20,181
Talen Energy Supply LLC, 4.625%, 7/15/19(2)		80,000	76,500
Talen Energy Supply LLC, 6.50%, 6/1/25		95,000	75,525
Virginia Electric & Power Co., 4.45%, 2/15/44		20,000	21,012
Xcel Energy, Inc., 3.35%, 12/1/26(4)		30,000	29,993
Xcel Energy, Inc., 4.80%, 9/15/41		20,000	21,232
			2,926,954
Multiline Retail†
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21		70,000	35,000
J.C. Penney Corp., Inc., 5.65%, 6/1/20		70,000	70,000
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		80,000	76,046
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(2)		60,000	47,700
			228,746

	Shares/ Principal Amount	Value
Oil, Gas and Consumable Fuels — 0.6%
Anadarko Petroleum Corp., 5.55%, 3/15/26	$30,000	$32,790
Anadarko Petroleum Corp., 6.45%, 9/15/36	40,000	45,046
Antero Resources Corp., 5.125%, 12/1/22	145,000	147,900
Antero Resources Corp., 5.625%, 6/1/23	35,000	35,788
Apache Corp., 4.75%, 4/15/43	30,000	29,677
BP Capital Markets plc, 2.75%, 5/10/23	50,000	48,835
California Resources Corp., 8.00%, 12/15/22(2)	106,000	85,860
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	70,000	57,575
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	100,000	103,750
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	70,000	71,750
Cenovus Energy, Inc., 6.75%, 11/15/39	150,000	158,010
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24(2)	50,000	53,781
Chesapeake Energy Corp., 8.00%, 12/15/22(2)	155,000	160,812
Chevron Corp., 2.10%, 5/16/21	50,000	49,450
Cimarex Energy Co., 4.375%, 6/1/24	50,000	51,300
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	50,000	51,494
Comstock Resources, Inc., PIK, 10.00%, 3/15/20	65,000	64,350
Concho Resources, Inc., 6.50%, 1/15/22	30,000	31,163
Concho Resources, Inc., 5.50%, 10/1/22	50,000	52,063
Concho Resources, Inc., 5.50%, 4/1/23	195,000	201,464
ConocoPhillips Holding Co., 6.95%, 4/15/29	30,000	36,766
CONSOL Energy, Inc., 5.875%, 4/15/22	90,000	86,850
Continental Resources, Inc., 5.00%, 9/15/22	165,000	165,206
Continental Resources, Inc., 3.80%, 6/1/24	125,000	116,250
Denbury Resources, Inc., 4.625%, 7/15/23	75,000	58,125
Diamondback Energy, Inc., 4.75%, 11/1/24(2)	105,000	105,262
Ecopetrol SA, 5.875%, 9/18/23	40,000	41,420
Ecopetrol SA, 4.125%, 1/16/25	30,000	27,404
Encana Corp., 6.50%, 2/1/38	20,000	20,375
EOG Resources, Inc., 5.625%, 6/1/19	120,000	129,770
EOG Resources, Inc., 4.10%, 2/1/21	40,000	42,161
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	80,000	67,424
Exxon Mobil Corp., 2.71%, 3/6/25	80,000	78,135
Exxon Mobil Corp., 3.04%, 3/1/26	90,000	89,194
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	160,000	151,600
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	105,000	98,175
Gulfport Energy Corp., 6.00%, 10/15/24(2)	50,000	50,938
Halcon Resources Corp., 8.625%, 2/1/20(2)	90,000	92,745
Halcon Resources Corp., 12.00%, 2/15/22(2)	33,000	34,815
Hess Corp., 6.00%, 1/15/40	40,000	38,464
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	70,000	71,400
Laredo Petroleum, Inc., 6.25%, 3/15/23	80,000	81,800
Marathon Oil Corp., 3.85%, 6/1/25	20,000	18,612
MEG Energy Corp., 7.00%, 3/31/24(2)	100,000	87,750

	Shares/ Principal Amount	Value
Newfield Exploration Co., 5.75%, 1/30/22	$85,000	$88,400
Newfield Exploration Co., 5.625%, 7/1/24	88,000	91,190
Noble Energy, Inc., 4.15%, 12/15/21	60,000	62,124
Oasis Petroleum, Inc., 6.875%, 3/15/22	125,000	129,375
Petrobras Global Finance BV, 8.375%, 5/23/21	40,000	43,000
Petroleos Mexicanos, 6.00%, 3/5/20	80,000	83,600
Petroleos Mexicanos, 4.875%, 1/24/22	20,000	19,460
Petroleos Mexicanos, 3.50%, 1/30/23	30,000	26,700
Petroleos Mexicanos, 6.625%, 6/15/35	30,000	27,678
Petroleos Mexicanos, 5.50%, 6/27/44	60,000	46,710
Phillips 66, 4.30%, 4/1/22	70,000	75,416
QEP Resources, Inc., 5.375%, 10/1/22	150,000	147,000
Range Resources Corp., 5.00%, 8/15/22(2)	155,000	150,350
Rice Energy, Inc., 6.25%, 5/1/22	50,000	51,375
Shell International Finance BV, 2.375%, 8/21/22	80,000	78,328
Shell International Finance BV, 3.625%, 8/21/42	55,000	48,493
Shell International Finance BV, 4.55%, 8/12/43	4,000	4,020
SM Energy Co., 6.50%, 1/1/23	45,000	45,450
SM Energy Co., 5.00%, 1/15/24	70,000	66,325
Statoil ASA, 2.45%, 1/17/23	80,000	78,200
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	50,000	50,375
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	135,000	136,350
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20	100,000	100,625
Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23	68,000	68,510
Tesoro Corp., 4.25%, 10/1/17	50,000	51,063
Tesoro Corp., 5.375%, 10/1/22	20,000	20,875
Total Capital Canada Ltd., 2.75%, 7/15/23	40,000	39,451
Total Capital SA, 2.125%, 8/10/18	50,000	50,406
Whiting Petroleum Corp., 5.75%, 3/15/21	100,000	99,000
WPX Energy, Inc., 6.00%, 1/15/22	50,000	51,485
WPX Energy, Inc., 8.25%, 8/1/23	65,000	71,987
		5,426,820
Paper and Forest Products†
Georgia-Pacific LLC, 2.54%, 11/15/19(2)	170,000	171,781
International Paper Co., 6.00%, 11/15/41	30,000	33,443
International Paper Co., 4.40%, 8/15/47	50,000	45,767
		250,991
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23	85,000	78,413
Pharmaceuticals — 0.2%
Actavis Funding SCS, 3.85%, 6/15/24	120,000	121,410
Actavis Funding SCS, 4.55%, 3/15/35	40,000	39,312
Actavis, Inc., 1.875%, 10/1/17	70,000	70,144
Actavis, Inc., 3.25%, 10/1/22	18,000	18,023
Actavis, Inc., 4.625%, 10/1/42	30,000	28,896

	Shares/ Principal Amount	Value
Capsugel SA, PIK, 7.00%, 5/15/19(2)	$31,000	$31,028
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(2)	130,000	114,075
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(2)	35,000	31,325
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.50%, 2/1/25(2)	130,000	111,637
Merck & Co., Inc., 2.40%, 9/15/22	60,000	59,544
Quintiles IMS, Inc., 4.875%, 5/15/23(2)	90,000	92,205
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	200,000	193,486
Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/20(2)	100,000	84,250
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(2)	115,000	96,600
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(2)	210,000	173,250
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(2)	150,000	111,000
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(2)	120,000	89,100
		1,465,285
Real Estate Management and Development†
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(2)	110,000	113,163
Road and Rail†
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	103,000	107,270
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	30,000	32,892
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	12,000	12,396
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	55,000	54,752
CSX Corp., 4.25%, 6/1/21	50,000	53,502
CSX Corp., 3.40%, 8/1/24	60,000	61,378
Norfolk Southern Corp., 5.75%, 4/1/18	20,000	21,087
Union Pacific Corp., 4.75%, 9/15/41	80,000	85,921
		429,198
Semiconductors and Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	23,000	24,725
Advanced Micro Devices, Inc., 7.00%, 7/1/24	70,000	71,050
Amkor Technology, Inc., 6.375%, 10/1/22	75,000	77,438
Lam Research Corp., 2.80%, 6/15/21	70,000	69,587
Micron Technology, Inc., 5.25%, 8/1/23(2)	100,000	99,250
Micron Technology, Inc., 5.50%, 2/1/25	85,000	83,937
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(2)	50,000	51,938
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)	75,000	76,875
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(2)	75,000	79,500
		634,300
Software — 0.1%
Inception Merger Sub, Inc. / Rackspace Hosting, Inc., 8.625%, 11/15/24(2)	75,000	75,187
Infor US, Inc., 6.50%, 5/15/22	263,000	272,205
Intuit, Inc., 5.75%, 3/15/17	172,000	174,234
Microsoft Corp., 2.70%, 2/12/25	50,000	49,094
Microsoft Corp., 3.125%, 11/3/25	90,000	91,060

	Shares/ Principal Amount	Value
Nuance Communications, Inc., 5.375%, 8/15/20(2)	$50,000	$51,156
Oracle Corp., 3.625%, 7/15/23	90,000	93,816
Oracle Corp., 2.65%, 7/15/26	50,000	47,526
Oracle Corp., 4.00%, 7/15/46	100,000	95,030
Quintiles IMS, Inc., 5.00%, 10/15/26(2)	45,000	44,438
		993,746
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	100,000	101,250
Ashtead Capital, Inc., 5.625%, 10/1/24(2)	168,000	175,560
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(2)	100,000	96,875
Claire's Stores, Inc., 9.00%, 3/15/19(2)	40,000	19,650
Herc Rentals, Inc., 7.50%, 6/1/22(2)	75,000	77,719
Hertz Corp. (The), 6.75%, 4/15/19	45,000	45,548
Hertz Corp. (The), 6.25%, 10/15/22	65,000	61,587
Home Depot, Inc. (The), 3.35%, 9/15/25	130,000	132,999
Home Depot, Inc. (The), 5.95%, 4/1/41	70,000	87,988
Michaels Stores, Inc., 5.875%, 12/15/20(2)	105,000	108,229
Party City Holdings, Inc., 6.125%, 8/15/23(2)	75,000	78,187
Rent-A-Center, Inc., 6.625%, 11/15/20	70,000	65,100
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	75,000	78,375
Sonic Automotive, Inc., 5.00%, 5/15/23	125,000	121,250
United Rentals North America, Inc., 6.125%, 6/15/23	25,000	26,413
United Rentals North America, Inc., 4.625%, 7/15/23	160,000	165,400
United Rentals North America, Inc., 5.50%, 7/15/25	200,000	202,250
		1,644,380
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 1.00%, 5/3/18	12,000	11,948
Apple, Inc., 2.85%, 5/6/21	60,000	61,345
Apple, Inc., 2.50%, 2/9/25	205,000	196,352
Apple, Inc., 4.65%, 2/23/46	10,000	10,575
CommScope Technologies Finance LLC, 6.00%, 6/15/25(2)	195,000	204,019
Dell, Inc., 5.875%, 6/15/19	120,000	127,421
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/24(2)	245,000	267,698
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(2)	160,000	167,832
Hewlett Packard Enterprise Co., 3.85%, 10/15/20(2)	80,000	82,329
Hewlett Packard Enterprise Co., 5.15%, 10/15/25(2)	50,000	51,165
NCR Corp., 5.00%, 7/15/22	90,000	90,450
Seagate HDD Cayman, 4.75%, 6/1/23	50,000	48,594
Western Digital Corp., 10.50%, 4/1/24(2)	205,000	237,800
		1,557,528
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(2)	90,000	90,450
L Brands, Inc., 5.625%, 2/15/22	140,000	148,575
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	195,000	178,425
		417,450

	Shares/ Principal Amount	Value
Tobacco†
Altria Group, Inc., 2.85%, 8/9/22	$140,000	$140,076
Philip Morris International, Inc., 4.125%, 5/17/21	110,000	117,518
		257,594
Wireless Telecommunication Services — 0.2%
Sprint Communications, Inc., 9.00%, 11/15/18(2)	100,000	110,000
Sprint Communications, Inc., 6.00%, 11/15/22	220,000	212,850
Sprint Corp., 7.25%, 9/15/21	215,000	220,912
Sprint Corp., 7.875%, 9/15/23	70,000	72,450
Sprint Corp., 7.125%, 6/15/24	255,000	253,725
T-Mobile USA, Inc., 6.625%, 11/15/20	125,000	127,969
T-Mobile USA, Inc., 6.63%, 4/28/21	120,000	125,550
T-Mobile USA, Inc., 6.125%, 1/15/22	75,000	78,726
T-Mobile USA, Inc., 6.625%, 4/1/23	145,000	154,016
T-Mobile USA, Inc., 6.375%, 3/1/25	130,000	139,263
T-Mobile USA, Inc., 6.50%, 1/15/26	50,000	54,125
		1,549,586
TOTAL CORPORATE BONDS (Cost $75,582,648)		75,082,358
U.S. TREASURY SECURITIES — 6.1%
U.S. Treasury Bonds, 3.50%, 2/15/39	700,000	769,194
U.S. Treasury Bonds, 2.875%, 5/15/43	950,000	921,815
U.S. Treasury Bonds, 3.75%, 11/15/43	40,000	45,584
U.S. Treasury Bonds, 3.00%, 11/15/44	100,000	99,217
U.S. Treasury Bonds, 2.50%, 2/15/45	2,010,000	1,797,145
U.S. Treasury Bonds, 3.00%, 5/15/45	50,000	49,525
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	2,561,620	2,951,932
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	239,436	282,186
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	3,991,940	4,846,769
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	402,120	503,738
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	1,239,402	1,188,777
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	325,528	302,450
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	1,191,297	1,316,051
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	1,250,805	1,192,402
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	1,305,525	1,314,472
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	875,789	884,786
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	4,123,800	4,160,019
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	2,538,418	2,660,186
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,386,697	1,389,476
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,414,678	2,422,953
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	1,516,628	1,506,762
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23(5)	1,452,402	1,467,694
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	776,025	791,022
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	2,033,540	2,000,391
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	1,150,419	1,146,671
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/26	2,250,340	2,547,398
U.S. Treasury Notes, 1.00%, 2/15/18	60,000	60,033

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 1.00%, 3/15/18	$4,300,000	$4,301,849
U.S. Treasury Notes, 0.75%, 4/15/18	500,000	498,311
U.S. Treasury Notes, 1.375%, 9/30/18	4,300,000	4,320,576
U.S. Treasury Notes, 1.25%, 11/30/18	200,000	200,500
U.S. Treasury Notes, 1.25%, 12/15/18	1,100,000	1,102,428
U.S. Treasury Notes, 1.50%, 2/28/19	120,000	120,830
U.S. Treasury Notes, 1.75%, 9/30/19	900,000	909,703
U.S. Treasury Notes, 1.50%, 11/30/19	1,350,000	1,353,164
U.S. Treasury Notes, 1.625%, 12/31/19	350,000	352,017
U.S. Treasury Notes, 1.375%, 2/29/20	350,000	348,571
U.S. Treasury Notes, 1.50%, 5/31/20	100,000	99,715
U.S. Treasury Notes, 1.625%, 6/30/20	450,000	450,334
U.S. Treasury Notes, 1.375%, 9/30/20	500,000	494,473
U.S. Treasury Notes, 2.00%, 11/30/20	250,000	252,739
U.S. Treasury Notes, 1.75%, 12/31/20	100,000	100,055
U.S. Treasury Notes, 2.25%, 4/30/21	150,000	152,833
U.S. Treasury Notes, 1.375%, 5/31/21	250,000	245,376
U.S. Treasury Notes, 2.00%, 10/31/21	3,650,000	3,666,538
U.S. Treasury Notes, 1.75%, 9/30/22(5)	100,000	98,254
U.S. Treasury Notes, 1.25%, 7/31/23	50,000	47,140
TOTAL U.S. TREASURY SECURITIES (Cost $57,098,704)		57,734,054
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(6) — 2.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.3%
FHLMC, VRN, 1.81%, 12/15/16	42,283	43,590
FHLMC, VRN, 1.91%, 12/15/16	63,647	65,504
FHLMC, VRN, 1.99%, 12/15/16	68,908	71,059
FHLMC, VRN, 2.32%, 12/15/16	171,629	172,989
FHLMC, VRN, 2.68%, 12/15/16	83,820	88,581
FHLMC, VRN, 2.75%, 12/15/16	42,924	45,443
FHLMC, VRN, 2.76%, 12/15/16	183,484	194,065
FHLMC, VRN, 2.81%, 12/15/16	88,213	93,115
FHLMC, VRN, 2.87%, 12/15/16	26,361	27,870
FHLMC, VRN, 3.01%, 12/15/16	17,650	18,612
FHLMC, VRN, 3.05%, 12/15/16	56,369	59,620
FHLMC, VRN, 3.14%, 12/15/16	58,553	61,681
FHLMC, VRN, 3.67%, 12/15/16	54,903	56,836
FHLMC, VRN, 4.06%, 12/15/16	56,672	58,799
FHLMC, VRN, 4.24%, 12/15/16	72,617	75,801
FHLMC, VRN, 4.78%, 12/15/16	58,955	61,421
FHLMC, VRN, 5.14%, 12/15/16	3,872	4,016
FNMA, VRN, 2.54%, 12/25/16	30,045	31,338
FNMA, VRN, 2.58%, 12/25/16	74,910	78,742
FNMA, VRN, 2.60%, 12/25/16	30,774	32,538
FNMA, VRN, 2.62%, 12/25/16	196,147	204,898
FNMA, VRN, 2.625%, 12/25/16	115,395	120,521
FNMA, VRN, 2.65%, 12/25/16	119,285	124,666

	Shares/ Principal Amount	Value
FNMA, VRN, 2.65%, 12/25/16	$173,092	$180,505
FNMA, VRN, 2.73%, 12/25/16	109,397	115,887
FNMA, VRN, 2.89%, 12/25/16	41,083	43,361
FNMA, VRN, 3.05%, 12/25/16	31,740	33,656
FNMA, VRN, 3.33%, 12/25/16	72,839	75,423
FNMA, VRN, 3.60%, 12/25/16	44,229	46,160
FNMA, VRN, 3.93%, 12/25/16	55,391	57,572
FNMA, VRN, 4.74%, 12/25/16	79,475	84,046
		2,428,315
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 1.8%
FHLMC, 4.50%, 1/1/19	26,926	27,673
FHLMC, 7.00%, 8/1/29	782	842
FHLMC, 8.00%, 7/1/30	8,029	9,911
FHLMC, 5.50%, 12/1/33	48,725	55,203
FHLMC, 6.00%, 11/1/38	233,341	265,258
FHLMC, 6.50%, 7/1/47	5,239	5,725
FNMA, 5.50%, 12/1/16	26	26
FNMA, 3.00%, 12/13/16(7)	1,200,000	1,193,719
FNMA, 3.50%, 12/13/16(7)	2,985,000	3,062,657
FNMA, 4.00%, 12/13/16(7)	1,850,000	1,946,361
FNMA, 4.50%, 12/13/16(7)	500,000	539,297
FNMA, 5.00%, 9/1/20	22,108	23,123
FNMA, 7.00%, 6/1/26	349	399
FNMA, 7.50%, 3/1/27	596	598
FNMA, 7.00%, 1/1/29	4,055	4,428
FNMA, 6.50%, 4/1/29	9,392	10,643
FNMA, 6.50%, 8/1/29	5,107	5,787
FNMA, 6.50%, 12/1/29	13,355	15,135
FNMA, 7.00%, 3/1/30	3,139	3,494
FNMA, 8.00%, 7/1/30	5,318	5,472
FNMA, 7.50%, 9/1/30	1,921	2,309
FNMA, 5.00%, 7/1/31	7,324	8,051
FNMA, 7.00%, 9/1/31	9,879	10,903
FNMA, 6.50%, 1/1/32	3,178	3,602
FNMA, 6.50%, 8/1/32	5,356	6,154
FNMA, 6.50%, 11/1/32	51,933	58,856
FNMA, 5.50%, 6/1/33	17,497	19,743
FNMA, 5.50%, 8/1/33	27,627	30,813
FNMA, 5.00%, 11/1/33	218,677	241,855
FNMA, 4.50%, 9/1/35	117,050	126,493
FNMA, 5.00%, 2/1/36	166,698	183,061
FNMA, 5.50%, 1/1/37	113,759	127,440
FNMA, 6.50%, 8/1/37	119,590	132,511
FNMA, 5.00%, 4/1/40	426,349	468,271
FNMA, 4.00%, 1/1/41	1,264,587	1,346,844
FNMA, 4.50%, 7/1/41	564,360	613,086
FNMA, 4.50%, 9/1/41	51,334	55,596

		Shares/ Principal Amount	Value
FNMA, 4.00%, 12/1/41		$371,481	$394,120
FNMA, 3.50%, 5/1/42		287,147	295,839
FNMA, 3.50%, 6/1/42		165,044	170,342
FNMA, 3.00%, 11/1/42		575,952	576,063
FNMA, 3.50%, 5/1/45		821,624	845,766
FNMA, 3.50%, 2/1/46		1,411,814	1,452,952
FNMA, 6.50%, 8/1/47		14,706	16,209
FNMA, 6.50%, 9/1/47		31,509	34,712
FNMA, 6.50%, 9/1/47		1,572	1,733
FNMA, 6.50%, 9/1/47		17,238	18,954
FNMA, 6.50%, 9/1/47		4,600	5,047
GNMA, 2.50%, 12/21/16(7)		35,000	34,026
GNMA, 3.00%, 12/21/16(7)		700,000	709,980
GNMA, 3.50%, 12/21/16(7)		275,000	286,011
GNMA, 4.00%, 12/21/16(7)		85,000	90,014
GNMA, 7.50%, 10/15/25		1,212	1,254
GNMA, 6.00%, 3/15/26		3,652	4,169
GNMA, 7.00%, 12/15/27		3,190	3,230
GNMA, 6.50%, 2/15/28		635	725
GNMA, 7.50%, 5/15/30		2,930	3,031
GNMA, 7.00%, 5/15/31		13,726	16,139
GNMA, 5.50%, 11/15/32		28,208	31,922
GNMA, 6.50%, 10/15/38		443,155	515,179
GNMA, 4.50%, 5/20/41		377,317	410,542
GNMA, 4.50%, 6/15/41		430,104	478,852
GNMA, 3.50%, 4/20/45		122,391	127,418
GNMA, 2.50%, 7/20/46		147,638	143,743
GNMA, 2.50%, 8/20/46		322,021	313,526
			17,592,837
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $19,822,051)			20,021,152
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.4%
Australia†
Australia Government Bond, 5.75%, 5/15/21	AUD	90,000	76,594
Australia Government Bond, 2.75%, 4/21/24	AUD	177,000	132,301
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	110,000	81,250
			290,145
Austria†
Republic of Austria Government Bond, 3.50%, 9/15/21(2)	EUR	75,000	94,157
Republic of Austria Government Bond, 0.75%, 10/20/26(2)	EUR	50,000	54,136
Republic of Austria Government Bond, 4.15%, 3/15/37(2)	EUR	23,000	38,051
			186,344
Belgium†
Kingdom of Belgium Government Bond, 2.25%, 6/22/23	EUR	70,000	85,456
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	23,000	39,352
			124,808

		Shares/ Principal Amount	Value
Canada — 0.1%
Canadian Government Bond, 4.00%, 6/1/41	CAD	100,000	$99,855
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	80,000	64,339
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	170,000	132,878
Province of Quebec Canada, 3.00%, 9/1/23	CAD	155,000	122,560
Province of Quebec Canada, 5.75%, 12/1/36	CAD	100,000	103,834
Province of Quebec Canada, 5.00%, 12/1/41	CAD	17,000	16,711
Province of Quebec Canada, 3.50%, 12/1/48	CAD	20,000	16,026
			556,203
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$100,000	104,125
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	119,001
			223,126
Czech†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	1,000,000	49,924
Denmark†
Denmark Government Bond, 7.00%, 11/10/24	DKK	147,000	32,399
Denmark Government Bond, 1.75%, 11/15/25	DKK	215,000	34,380
Denmark Government Bond, 4.50%, 11/15/39	DKK	62,000	15,303
			82,082
Finland†
Finland Government Bond, 1.625%, 9/15/22(2)	EUR	95,000	111,216
France†
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	35,000	41,151
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	42,000	68,673
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	140,000	203,919
			313,743
Germany — 0.1%
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	225,000	248,099
Bundesrepublik Deutschland, 4.75%, 7/4/28	EUR	82,000	129,745
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	54,000	96,222
			474,066
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	81,000	103,867
Italy — 0.1%
Italy Buoni Poliennali Del Tesoro, 0.45%, 6/1/21	EUR	550,000	574,797
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	215,000	230,354
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	75,000	104,838
Republic of Italy Government International Bond, 6.875%, 9/27/23		$60,000	70,682
			980,671
Japan — 0.4%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	144,700,000	1,334,666
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	34,800,000	321,589
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	64,900,000	778,669
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	29,100,000	340,609
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	25,500,000	272,385

		Shares/ Principal Amount	Value
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	97,500,000	$1,028,569
			4,076,487
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	300,000	64,478
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	1,700,000	80,532
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$200,000	216,750
Mexico Government International Bond, 5.125%, 1/15/20		$70,000	75,425
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$48,000	42,720
			415,427
Netherlands†
Netherlands Government Bond, 0.01%, 1/15/22(2)	EUR	275,000	296,019
Netherlands Government Bond, 0.50%, 7/15/26(2)	EUR	30,000	32,044
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	11,000	16,833
			344,896
New Zealand†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	57,000	42,910
Norway — 0.2%
Norway Government Bond, 3.75%, 5/25/21(2)	NOK	10,787,000	1,412,876
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$40,000	50,800
Peruvian Government International Bond, 5.625%, 11/18/50		$60,000	68,550
			119,350
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	200,000	49,504
Republic of Poland Government International Bond, 5.125%, 4/21/21		$70,000	76,809
			126,313
Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(2)	EUR	435,000	436,548
Russia†
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$200,000	337,638
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	50,000	37,147
South Africa†
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	1,500,000	101,798
Spain — 0.1%
Spain Government Bond, 4.30%, 10/31/19(2)	EUR	115,000	136,269
Spain Government Bond, 0.75%, 7/30/21	EUR	550,000	589,338
Spain Government Bond, 1.60%, 4/30/25(2)	EUR	120,000	129,381
Spain Government Bond, 5.15%, 10/31/28(2)	EUR	25,000	35,991
Spain Government Bond, 4.20%, 1/31/37(2)	EUR	30,000	41,161
Spain Government Bond, 5.15%, 10/31/44(2)	EUR	55,000	86,011
			1,018,151
Sweden†
Sweden Government Bond, 3.50%, 6/1/22	SEK	875,000	114,080

		Shares/ Principal Amount	Value
Switzerland — 0.1%
Swiss Confederation Government Bond, 2.00%, 4/28/21	CHF	302,000	$333,144
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	30,000	33,535
			366,679
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	2,200,000	67,787
Turkey†
Turkey Government Bond, 8.00%, 3/12/25	TRY	200,000	49,268
United Kingdom — 0.1%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	45,000	59,271
United Kingdom Gilt, 5.00%, 3/7/25	GBP	85,000	138,063
United Kingdom Gilt, 6.00%, 12/7/28	GBP	20,000	37,175
United Kingdom Gilt, 4.25%, 3/7/36	GBP	48,000	82,258
United Kingdom Gilt, 4.50%, 12/7/42	GBP	285,000	535,772
United Kingdom Gilt, 4.25%, 12/7/55	GBP	10,000	20,852
			873,391
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$30,000	24,937
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $13,833,265)			13,526,356
COLLATERALIZED MORTGAGE OBLIGATIONS(6) — 0.5%
Private Sponsor Collateralized Mortgage Obligations — 0.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33		15,604	15,862
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.19%, 12/1/16		31,479	31,315
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 3.27%, 12/1/16		75,348	74,998
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 3.34%, 12/1/16		144,652	143,285
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35		42,581	43,838
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.31%, 12/1/16		41,284	39,734
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.67%, 12/1/16		57,689	55,914
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.53%, 12/1/16		118,764	117,107
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 12/1/16		47,625	46,616
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.45%, 12/1/16		101,719	98,012
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.84%, 12/1/16		106,354	104,488
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.86%, 12/1/16		38,001	36,776
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.71%, 12/1/16		70,560	68,577
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.06%, 12/1/16		113,341	112,700
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.01%, 12/1/16		105,661	104,629

	Shares/ Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.02%, 12/1/16	$154,006	$159,916
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.08%, 12/1/16	53,313	53,484
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.99%, 12/1/16	44,894	44,710
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.14%, 12/1/16	34,139	33,906
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.03%, 12/1/16	84,666	85,077
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/16(2)	110,704	108,875
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.05%, 12/1/16	219,526	224,656
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.86%, 12/25/16	105,172	103,457
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.65%, 12/1/16	65,174	63,858
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.65%, 12/1/16	26,070	26,124
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 12/1/16	22,982	23,309
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/16	24,210	24,422
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	85,475	87,036
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.99%, 12/1/16	114,979	114,844
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.92%, 12/1/16	63,185	62,952
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.62%, 12/1/16	79,605	80,745
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.33%, 12/27/16	86,535	79,594
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	61,341	64,188
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.79%, 12/1/16	193,107	188,809
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.77%, 12/1/16	68,217	68,333
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.04%, 12/1/16	88,300	90,033
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.98%, 12/1/16	111,548	113,766
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	54,903	53,917
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	99,432	102,374
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.00%, 12/1/16	205,337	213,600
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.99%, 12/1/16	91,629	94,642
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 2.97%, 12/1/16	30,562	31,385
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.08%, 12/1/16	58,017	58,288

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.00%, 12/1/16	$61,514	$61,588
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.09%, 12/1/16	141,688	141,368
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	87,714	87,655
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.02%, 12/1/16	86,225	83,008
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.21%, 12/1/16	84,693	80,085
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.06%, 12/1/16	68,895	64,529
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	44,452	44,870
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	26,560	27,280
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	58,179	57,761
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	23,035	23,948
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.31%, 12/1/16	84,370	82,065
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 3.15%, 12/1/16	58,384	54,021
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	53,436	56,214
		4,414,543
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	184,531	200,009
FNMA, Series 2016-C04, Class 1M1, VRN, 2.04%, 12/27/16	156,931	157,704
FNMA, Series 2016-C04, Class 1M2, VRN, 4.84%, 12/27/16	80,000	80,991
FNMA, Series 2016-C05, Class 2M1, VRN, 1.94%, 12/27/16	78,198	78,453
FNMA, Series 2016-C05, Class 2M2, VRN, 5.04%, 12/27/16	130,000	132,296
		649,453
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,074,765)		5,063,996
COMMERCIAL MORTGAGE-BACKED SECURITIES(6) — 0.5%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.34%, 12/15/16(2)	275,000	274,929
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	225,000	227,519
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	275,000	281,372
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.49%, 12/15/16(2)	408,095	407,853
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.34%, 12/15/16(2)	125,000	124,419
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 12/1/16	250,000	268,787
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 12/1/16	225,000	236,558
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 12/1/16	200,000	208,554

	Shares/ Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 12/1/16	$275,000	$278,790
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.80%, 12/1/16	50,000	53,121
Commercial Mortgage Trust, Series 2016-CD2, Class A4, 3.53%, 11/10/49(4)	200,000	206,273
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	300,000	303,039
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	75,000	76,402
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, 3.76%, 5/10/49	200,000	203,525
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/16(2)	350,000	355,323
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 12/1/16	100,000	105,329
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	100,000	108,378
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.44%, 12/15/16(2)	400,000	396,764
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	100,000	97,317
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, VRN, 3.46%, 12/15/16	75,000	74,336
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.56%, 12/1/16(2)	225,000	227,751
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,483,812)		4,516,339
ASSET-BACKED SECURITIES(6) — 0.5%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(2)	44,880	46,507
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.55%, 12/17/16(2)	502,007	501,107
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(2)	225,000	225,735
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(2)	100,000	100,180
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	75,000	74,738
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.90%, 12/15/16	225,000	225,068
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.95%, 12/7/16(2)	157,057	157,047
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 1.79%, 12/17/16(2)	360,000	360,770
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.47%, 12/22/16(2)	74,303	74,426
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	11,657	11,651
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	215,784	216,038
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	225,000	225,240
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.94%, 12/12/16(2)	120,401	120,348
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	43,114	42,838

	Shares/ Principal Amount	Value
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	$215,922	$212,396
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.55%, 12/17/16(2)	121,706	121,325
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.75%, 12/17/16(2)	249,002	249,268
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(2)	126,785	125,696
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	119,765	119,476
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	119,900	118,066
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 1.94%, 1/17/17(2)(4)	175,000	175,000
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(2)	53,657	53,396
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(2)	31,883	31,851
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	155,560	154,601
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	164,023	163,760
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	81,126	80,054
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.87%, 12/15/16	49,494	49,513
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	73,594	78,286
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	50,344	51,978
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(2)	26,019	26,015
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	283,402	281,366
TOTAL ASSET-BACKED SECURITIES (Cost $4,477,165)		4,473,740
EXCHANGE-TRADED FUNDS — 0.4%
iShares MSCI EAFE ETF	4,000	227,160
iShares MSCI EAFE Value ETF	6,300	289,485
iShares MSCI Japan ETF	6,099	304,279
iShares Russell 1000 Growth ETF	6,284	653,347
iShares Russell 2000 Value ETF	3,214	422,995
iShares Russell Mid-Cap Value ETF	21,436	1,706,306
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,301,071)		3,603,572
MUNICIPAL SECURITIES — 0.3%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$100,000	136,915
Chicago Midway International Airport Rev., VRDN, 0.55%, 12/1/16 (LOC: Bank of Montreal)	450,000	450,000
Los Angeles Community College District GO, 6.68%, 8/1/36	50,000	66,227
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39	35,000	42,483
Massachusetts Health & Educational Facilities Authority Rev., (Harrington Memorial Hospital, Inc.), VRDN, 0.57%, 12/7/16 (LOC: TD Bank N.A.)	300,000	300,000

	Shares/ Principal Amount	Value
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	$15,000	$19,846
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	10,000	13,380
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	70,000	101,280
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	30,000	42,096
New York City GO, 6.27%, 12/1/37	5,000	6,555
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	90,597
Pasadena Public Financing Authority Rev., VRDN, 0.70%, 12/1/16 (SBBPA: Bank of the West)	585,000	585,000
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	10,000	10,087
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 0.56%, 12/7/16 (SBBPA: Northern Trust Company)	500,000	500,000
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40	90,000	106,362
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	140,000	171,157
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	45,000	52,187
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	10,000	12,234
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	5,000	7,026
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	55,000	67,130
State of California GO, 6.65%, 3/1/22	20,000	23,829
State of California GO, 7.55%, 4/1/39	20,000	29,647
State of California GO, 7.30%, 10/1/39	45,000	63,609
State of California GO, 7.60%, 11/1/40	40,000	60,077
State of Illinois GO, 5.10%, 6/1/33	45,000	40,438
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	50,000	55,672
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	50,000	63,169
State of Washington GO, 5.14%, 8/1/40	20,000	24,064
Utah Housing Corp. Rev., (BP-UT 2 LLC), VRDN, 0.95%, 12/7/16 (LOC: Citibank N.A.)	140,000	140,000
TOTAL MUNICIPAL SECURITIES (Cost $3,041,524)		3,281,067
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
FNMA, 2.125%, 4/24/26	80,000	76,305
FNMA, 6.625%, 11/15/30	980,000	1,380,193
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,400,410)		1,456,498
COMMERCIAL PAPER(8) — 0.3%
American Honda Finance Corp., 0.55%, 12/6/16	485,000	484,971
BASF SE, 0.68%, 1/9/17(2)	250,000	249,858
Charta LLC, 0.92%, 12/5/16(2)	361,000	360,976
Coca-Cola Co., 0.64%, 1/13/17(2)	485,000	484,746
Liberty Street Funding LLC, 0.92%, 12/12/16(2)	485,000	484,918
San Francisco City & County Public Utilities Commission, 0.60%, 12/15/16	400,000	400,012

	Shares/ Principal Amount	Value
University of Texas System (The), 0.61%, 2/6/17	$400,000	$399,944
TOTAL COMMERCIAL PAPER (Cost $2,865,248)		2,865,425
TEMPORARY CASH INVESTMENTS — 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $19,371,175)	19,371,175	19,371,175
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $836,934,465)		960,724,247
OTHER ASSETS AND LIABILITIES — (0.9)%		(9,040,911)
TOTAL NET ASSETS — 100.0%		$951,683,336

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	15,961	USD	12,131	UBS AG	12/21/16	$(350)
AUD	75,007	USD	56,311	UBS AG	12/21/16	(950)
AUD	11,093	USD	8,192	UBS AG	12/21/16	(5)
USD	120,638	AUD	157,699	UBS AG	12/21/16	4,244
USD	80,669	AUD	107,764	UBS AG	12/21/16	1,131
USD	86,921	AUD	118,281	UBS AG	12/21/16	(380)
BRL	198,150	USD	57,761	UBS AG	12/21/16	506
USD	60,643	BRL	198,150	UBS AG	12/21/16	2,376
CAD	40,551	USD	30,762	JPMorgan Chase Bank N.A.	12/21/16	(568)
CAD	10,155	USD	7,580	JPMorgan Chase Bank N.A.	12/21/16	(19)
CAD	113,235	USD	84,890	JPMorgan Chase Bank N.A.	12/21/16	(576)
CAD	85,353	USD	63,120	JPMorgan Chase Bank N.A.	12/21/16	433
CAD	82,015	USD	60,677	JPMorgan Chase Bank N.A.	12/21/16	390
CAD	69,786	USD	51,783	JPMorgan Chase Bank N.A.	12/21/16	179
CAD	23,114	USD	17,194	JPMorgan Chase Bank N.A.	12/21/16	16
CAD	89,473	USD	68,497	JPMorgan Chase Bank N.A.	12/21/16	(1,877)
CAD	3,783	USD	2,862	Morgan Stanley	12/30/16	(45)
CAD	29,912	USD	22,433	Morgan Stanley	12/30/16	(158)
CAD	51,227	USD	38,352	Morgan Stanley	12/30/16	(204)
CAD	9,264	USD	6,925	Morgan Stanley	12/30/16	(26)
CAD	88,995	USD	66,523	Morgan Stanley	12/30/16	(251)
CAD	2,339	USD	1,746	Morgan Stanley	12/30/16	(4)
CAD	78,941	USD	58,933	Morgan Stanley	12/30/16	(147)
CAD	39,100	USD	29,190	Morgan Stanley	12/30/16	(73)
CAD	2,738	USD	2,045	Morgan Stanley	12/30/16	(6)
CAD	31,572	USD	23,580	Morgan Stanley	12/30/16	(69)
CAD	34,254	USD	25,634	Morgan Stanley	12/30/16	(125)
CAD	41,381	USD	30,506	Morgan Stanley	12/30/16	309
CAD	67,513	USD	49,770	Morgan Stanley	12/30/16	505
CAD	36,455	USD	27,170	Morgan Stanley	12/30/16	(23)
CAD	33,729	USD	25,157	Morgan Stanley	12/30/16	(40)
CAD	91,957	USD	68,587	Morgan Stanley	12/30/16	(110)
CAD	4,020	USD	3,056	Morgan Stanley	12/30/16	(63)
CAD	65,946	USD	50,248	Morgan Stanley	12/30/16	(1,140)
CAD	34,547	USD	26,323	Morgan Stanley	12/30/16	(597)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	44,618	USD	34,022	Morgan Stanley	12/30/16	$(796)
USD	709,108	CAD	914,191	JPMorgan Chase Bank N.A.	12/21/16	28,412
USD	38,124	CAD	50,354	JPMorgan Chase Bank N.A.	12/21/16	631
USD	30,258	CAD	39,991	JPMorgan Chase Bank N.A.	12/21/16	481
USD	66,689	CAD	88,673	JPMorgan Chase Bank N.A.	12/21/16	665
USD	17,130	CAD	22,943	JPMorgan Chase Bank N.A.	12/21/16	47
USD	864,459	CAD	1,144,484	Morgan Stanley	12/30/16	12,192
USD	1,149,597	CAD	1,521,986	Morgan Stanley	12/30/16	16,213
USD	71,773	CAD	95,023	Morgan Stanley	12/30/16	1,012
USD	1,650,800	CAD	2,185,544	Morgan Stanley	12/30/16	23,282
USD	23,150	CAD	30,342	Morgan Stanley	12/30/16	555
USD	26,466	CAD	34,970	Morgan Stanley	12/30/16	425
USD	24,331	CAD	32,562	Morgan Stanley	12/30/16	82
USD	1,693	CAD	2,257	Morgan Stanley	12/30/16	13
USD	35,922	CAD	48,594	Morgan Stanley	12/30/16	(264)
USD	35,644	CAD	47,800	Morgan Stanley	12/30/16	49
USD	23,272	CAD	31,390	Morgan Stanley	12/30/16	(103)
USD	31,280	CAD	42,191	Morgan Stanley	12/30/16	(139)
USD	2,552	CAD	3,426	Morgan Stanley	12/30/16	—
USD	27,726	CAD	37,172	Morgan Stanley	12/30/16	44
CHF	88,249	USD	90,640	JPMorgan Chase Bank N.A.	12/21/16	(3,722)
CHF	59,666	USD	60,529	JPMorgan Chase Bank N.A.	12/21/16	(1,762)
USD	89,495	CHF	86,314	JPMorgan Chase Bank N.A.	12/21/16	4,482
USD	35,898	CHF	35,372	JPMorgan Chase Bank N.A.	12/21/16	1,059
USD	357,749	CHF	344,933	UBS AG	12/21/16	18,018
CLP	59,684,577	USD	89,101	UBS AG	12/21/16	(928)
CLP	50,019,958	USD	73,537	UBS AG	12/21/16	358
CLP	49,209,090	USD	72,823	UBS AG	12/21/16	(125)
USD	118,734	CLP	79,338,077	UBS AG	12/21/16	1,526
USD	118,522	CLP	79,575,548	UBS AG	12/21/16	963
COP	257,310,302	USD	88,362	UBS AG	12/21/16	(4,977)
COP	297,429,340	USD	101,356	UBS AG	12/21/16	(4,970)
COP	136,323,914	USD	45,532	UBS AG	12/21/16	(1,355)
USD	85,630	COP	255,109,562	UBS AG	12/21/16	2,959
USD	64,212	COP	205,479,973	UBS AG	12/21/16	(2,376)
USD	72,326	COP	230,474,021	UBS AG	12/21/16	(2,362)
USD	55,792	CZK	1,336,206	UBS AG	12/21/16	3,327
USD	54,919	DKK	362,323	JPMorgan Chase Bank N.A.	12/21/16	3,256
USD	38,023	DKK	251,790	JPMorgan Chase Bank N.A.	12/21/16	2,121
EUR	184,813	USD	208,643	JPMorgan Chase Bank N.A.	12/21/16	(12,573)
EUR	28,788	USD	32,493	JPMorgan Chase Bank N.A.	12/21/16	(1,952)
EUR	40,362	USD	45,225	JPMorgan Chase Bank N.A.	12/21/16	(2,405)
EUR	59,779	USD	66,982	JPMorgan Chase Bank N.A.	12/21/16	(3,562)
EUR	60,066	USD	67,371	JPMorgan Chase Bank N.A.	12/21/16	(3,646)
EUR	144,613	USD	162,200	JPMorgan Chase Bank N.A.	12/21/16	(8,778)
EUR	159,002	USD	179,114	JPMorgan Chase Bank N.A.	12/21/16	(10,427)
EUR	111,262	USD	125,382	JPMorgan Chase Bank N.A.	12/21/16	(7,342)
EUR	98,725	USD	111,012	JPMorgan Chase Bank N.A.	12/21/16	(6,273)
EUR	35,330	USD	39,844	JPMorgan Chase Bank N.A.	12/21/16	(2,362)
EUR	16,410	USD	17,872	JPMorgan Chase Bank N.A.	12/21/16	(462)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	416,571	USD	454,510	JPMorgan Chase Bank N.A.	12/21/16	$(12,566)
EUR	98,859	USD	107,850	JPMorgan Chase Bank N.A.	12/21/16	(2,969)
EUR	27,885	USD	30,421	JPMorgan Chase Bank N.A.	12/21/16	(837)
EUR	108,915	USD	119,641	JPMorgan Chase Bank N.A.	12/21/16	(4,092)
EUR	220,016	USD	242,703	JPMorgan Chase Bank N.A.	12/21/16	(9,285)
EUR	11,133	USD	12,152	JPMorgan Chase Bank N.A.	12/21/16	(340)
EUR	26,981	USD	29,420	JPMorgan Chase Bank N.A.	12/21/16	(796)
EUR	492,562	USD	523,376	JPMorgan Chase Bank N.A.	12/21/16	(812)
EUR	17,861	USD	18,968	JPMorgan Chase Bank N.A.	12/21/16	(19)
EUR	89,717	USD	95,245	JPMorgan Chase Bank N.A.	12/21/16	(63)
EUR	627	USD	694	JPMorgan Chase Bank N.A.	12/21/16	(29)
EUR	139,577	USD	153,738	JPMorgan Chase Bank N.A.	12/21/16	(5,660)
EUR	528,182	USD	581,772	JPMorgan Chase Bank N.A.	12/21/16	(21,418)
EUR	10,427	USD	11,221	UBS AG	12/21/16	(158)
EUR	557	USD	628	UBS AG	12/30/16	(37)
EUR	21,354	USD	23,259	UBS AG	12/30/16	(591)
EUR	22,306	USD	24,386	UBS AG	12/30/16	(708)
EUR	442	USD	483	UBS AG	12/30/16	(14)
EUR	46,826	USD	51,492	UBS AG	12/30/16	(1,786)
EUR	97,233	USD	108,250	UBS AG	12/30/16	(5,035)
EUR	864	USD	962	UBS AG	12/30/16	(45)
EUR	19,324	USD	21,532	UBS AG	12/30/16	(1,020)
EUR	16,427	USD	18,305	UBS AG	12/30/16	(867)
EUR	240	USD	258	UBS AG	12/30/16	(4)
EUR	13,385	USD	14,408	UBS AG	12/30/16	(200)
EUR	335	USD	357	UBS AG	12/30/16	(1)
EUR	15,755	USD	17,606	UBS AG	12/30/16	(882)
EUR	18,322	USD	20,475	UBS AG	12/30/16	(1,026)
EUR	261	USD	288	UBS AG	12/30/16	(12)
EUR	15,496	USD	17,169	UBS AG	12/30/16	(720)
EUR	298	USD	331	UBS AG	12/30/16	(14)
EUR	21,588	USD	23,920	UBS AG	12/30/16	(1,003)
EUR	31,869	USD	35,145	UBS AG	12/30/16	(1,316)
EUR	70,362	USD	77,476	UBS AG	12/30/16	(2,785)
USD	6,930,007	EUR	6,141,473	JPMorgan Chase Bank N.A.	12/21/16	414,458
USD	1,619,929	EUR	1,435,605	JPMorgan Chase Bank N.A.	12/21/16	96,882
USD	31,678	EUR	28,074	JPMorgan Chase Bank N.A.	12/21/16	1,893
USD	177,478	EUR	157,492	JPMorgan Chase Bank N.A.	12/21/16	10,393
USD	49,617	EUR	44,213	JPMorgan Chase Bank N.A.	12/21/16	2,711
USD	16,760	EUR	14,915	JPMorgan Chase Bank N.A.	12/21/16	936
USD	35,529	EUR	31,740	JPMorgan Chase Bank N.A.	12/21/16	1,856
USD	44,917	EUR	40,166	JPMorgan Chase Bank N.A.	12/21/16	2,304
USD	306,677	EUR	281,010	JPMorgan Chase Bank N.A.	12/21/16	8,551
USD	25,741	EUR	23,508	JPMorgan Chase Bank N.A.	12/21/16	801
USD	37,190	EUR	33,935	JPMorgan Chase Bank N.A.	12/21/16	1,188
USD	25,231	EUR	22,670	JPMorgan Chase Bank N.A.	12/21/16	1,181
USD	670,532	EUR	627,466	JPMorgan Chase Bank N.A.	12/21/16	4,847
USD	67,724	EUR	63,842	JPMorgan Chase Bank N.A.	12/21/16	(7)
USD	49,944	EUR	46,958	JPMorgan Chase Bank N.A.	12/21/16	125
USD	679,262	EUR	604,197	UBS AG	12/30/16	37,892

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,228,162	EUR	1,981,928	UBS AG	12/30/16	$124,295
USD	11,841	EUR	10,532	UBS AG	12/30/16	661
USD	871,501	EUR	775,191	UBS AG	12/30/16	48,616
USD	55,467	EUR	49,179	UBS AG	12/30/16	3,262
USD	287	EUR	255	UBS AG	12/30/16	16
USD	419	EUR	375	UBS AG	12/30/16	22
USD	620	EUR	553	UBS AG	12/30/16	33
USD	72,416	EUR	65,299	UBS AG	12/30/16	3,099
USD	337	EUR	306	UBS AG	12/30/16	12
USD	35,959	EUR	32,827	UBS AG	12/30/16	1,112
USD	343	EUR	314	UBS AG	12/30/16	9
USD	26,703	EUR	24,464	UBS AG	12/30/16	734
USD	20,928	EUR	18,962	UBS AG	12/30/16	799
USD	503	EUR	463	UBS AG	12/30/16	11
USD	100,206	EUR	93,088	UBS AG	12/30/16	1,391
USD	57,963	EUR	54,186	UBS AG	12/30/16	443
USD	468	EUR	439	UBS AG	12/30/16	2
USD	29,249	EUR	27,550	UBS AG	12/30/16	4
USD	21,421	EUR	20,177	UBS AG	12/30/16	2
USD	284	EUR	267	UBS AG	12/30/16	1
GBP	52,598	USD	64,281	JPMorgan Chase Bank N.A.	12/21/16	1,567
GBP	39,802	USD	48,993	JPMorgan Chase Bank N.A.	12/21/16	836
GBP	18,621	USD	24,224	UBS AG	12/21/16	(912)
GBP	38,778	USD	47,009	UBS AG	12/21/16	1,538
GBP	107,467	USD	134,867	UBS AG	12/21/16	(328)
GBP	11,604	USD	14,503	UBS AG	12/21/16	24
GBP	20,396	USD	25,367	UBS AG	12/21/16	167
GBP	14,582	USD	19,019	Credit Suisse AG	12/30/16	(757)
GBP	20,343	USD	26,219	Credit Suisse AG	12/30/16	(742)
GBP	19,079	USD	23,252	Credit Suisse AG	12/30/16	641
GBP	49,669	USD	60,860	Credit Suisse AG	12/30/16	1,343
GBP	18,460	USD	23,022	Credit Suisse AG	12/30/16	96
GBP	19,039	USD	23,623	Credit Suisse AG	12/30/16	221
GBP	28,269	USD	35,358	Credit Suisse AG	12/30/16	45
GBP	17,181	USD	21,484	Credit Suisse AG	12/30/16	34
GBP	49,139	USD	62,667	Credit Suisse AG	12/30/16	(1,127)
GBP	18,610	USD	22,721	Credit Suisse AG	12/30/16	585
USD	59,780	GBP	48,488	JPMorgan Chase Bank N.A.	12/21/16	(923)
USD	30,804	GBP	24,680	JPMorgan Chase Bank N.A.	12/21/16	(93)
USD	1,702,412	GBP	1,274,757	UBS AG	12/21/16	106,532
USD	20,169	GBP	16,219	UBS AG	12/21/16	(136)
USD	59,443	GBP	47,566	UBS AG	12/21/16	(105)
USD	819,997	GBP	629,822	Credit Suisse AG	12/30/16	31,233
USD	29,193	GBP	22,482	Credit Suisse AG	12/30/16	1,037
USD	26,167	GBP	20,732	Credit Suisse AG	12/30/16	203
USD	34,492	GBP	28,388	Credit Suisse AG	12/30/16	(1,060)
USD	15,706	GBP	12,669	Credit Suisse AG	12/30/16	(159)
USD	17,241	GBP	13,825	Credit Suisse AG	12/30/16	(73)
HUF	24,960,756	USD	90,304	UBS AG	12/21/16	(5,696)
USD	148,146	HUF	41,406,902	UBS AG	12/21/16	7,791

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	59,628	HUF	17,239,761	UBS AG	12/21/16	$1,191
IDR	1,570,846,360	USD	119,275	UBS AG	12/21/16	(3,739)
IDR	365,402,442	USD	27,962	UBS AG	12/21/16	(1,086)
USD	141,404	IDR	1,936,248,802	UBS AG	12/21/16	(1,007)
USD	59,631	ILS	223,545	JPMorgan Chase Bank N.A.	12/21/16	1,260
USD	59,933	ILS	224,618	UBS AG	12/21/16	1,282
INR	5,971,673	USD	88,871	UBS AG	12/21/16	(1,954)
INR	3,962,904	USD	58,954	UBS AG	12/21/16	(1,275)
USD	60,031	INR	4,087,965	UBS AG	12/21/16	531
USD	85,771	INR	5,846,612	UBS AG	12/21/16	675
JPY	3,725,070	USD	36,581	JPMorgan Chase Bank N.A.	12/21/16	(3,986)
JPY	6,871,921	USD	68,772	JPMorgan Chase Bank N.A.	12/21/16	(8,642)
JPY	1,582,713	USD	15,071	JPMorgan Chase Bank N.A.	12/21/16	(1,222)
JPY	2,223,984	USD	21,201	JPMorgan Chase Bank N.A.	12/21/16	(1,741)
JPY	5,904,838	USD	57,244	JPMorgan Chase Bank N.A.	12/21/16	(5,576)
JPY	3,163,534	USD	29,716	JPMorgan Chase Bank N.A.	12/21/16	(2,035)
JPY	4,775,125	USD	41,936	JPMorgan Chase Bank N.A.	12/21/16	(153)
JPY	7,562,895	USD	73,979	JPMorgan Chase Bank N.A.	12/21/16	(7,803)
JPY	1,426,256	USD	13,846	Credit Suisse AG	12/30/16	(1,359)
USD	4,370,044	JPY	442,823,073	JPMorgan Chase Bank N.A.	12/21/16	495,290
USD	22,317	JPY	2,260,370	JPMorgan Chase Bank N.A.	12/21/16	2,538
USD	39,471	JPY	4,035,874	JPMorgan Chase Bank N.A.	12/21/16	4,156
USD	60,979	JPY	6,112,812	JPMorgan Chase Bank N.A.	12/21/16	7,492
USD	68,625	JPY	7,114,403	JPMorgan Chase Bank N.A.	12/21/16	6,373
USD	24,360	JPY	2,511,748	JPMorgan Chase Bank N.A.	12/21/16	2,382
USD	34,481	JPY	3,557,535	JPMorgan Chase Bank N.A.	12/21/16	3,352
USD	27,460	JPY	2,881,964	JPMorgan Chase Bank N.A.	12/21/16	2,243
USD	21,285	JPY	2,196,089	JPMorgan Chase Bank N.A.	12/21/16	2,069
USD	102,262	JPY	11,068,155	JPMorgan Chase Bank N.A.	12/21/16	5,415
USD	108,343	JPY	11,955,576	JPMorgan Chase Bank N.A.	12/21/16	3,730
USD	26,310	JPY	2,961,688	JPMorgan Chase Bank N.A.	12/21/16	395
USD	50,153	JPY	5,729,650	JPMorgan Chase Bank N.A.	12/21/16	18
USD	248,895	JPY	24,874,200	Credit Suisse AG	12/30/16	31,104
USD	8,631	JPY	874,420	Credit Suisse AG	12/30/16	975
USD	13,536	JPY	1,401,909	Credit Suisse AG	12/30/16	1,262
USD	10,716	JPY	1,118,226	Credit Suisse AG	12/30/16	925
USD	11,018	JPY	1,170,570	Credit Suisse AG	12/30/16	769
USD	12,755	JPY	1,403,493	Credit Suisse AG	12/30/16	466
USD	10,946	JPY	1,235,545	Credit Suisse AG	12/30/16	128
USD	121,507	KRW	132,266,040	UBS AG	12/21/16	9,172
USD	31,609	KRW	35,601,288	UBS AG	12/21/16	1,373
USD	45,530	KRW	52,086,804	UBS AG	12/21/16	1,293
MXN	2,528,055	USD	136,241	JPMorgan Chase Bank N.A.	12/21/16	(13,655)
USD	16,358	MXN	317,867	JPMorgan Chase Bank N.A.	12/21/16	944
USD	61,726	MXN	1,204,070	JPMorgan Chase Bank N.A.	12/21/16	3,340
USD	61,833	MXN	1,151,876	JPMorgan Chase Bank N.A.	12/21/16	5,978
USD	31,604	MXN	588,773	JPMorgan Chase Bank N.A.	12/21/16	3,054
USD	54,548	MXN	1,109,236	JPMorgan Chase Bank N.A.	12/21/16	761
MYR	174,888	USD	43,071	UBS AG	12/21/16	(4,025)
USD	53,145	MYR	231,978	UBS AG	12/21/16	1,354

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	54,296	MYR	245,824	UBS AG	12/21/16	$(587)
USD	57,676	MYR	259,878	UBS AG	12/21/16	(344)
NOK	303,034	USD	37,257	JPMorgan Chase Bank N.A.	12/21/16	(1,659)
NOK	961,933	USD	119,373	JPMorgan Chase Bank N.A.	12/21/16	(6,376)
NOK	534,195	USD	65,432	JPMorgan Chase Bank N.A.	12/21/16	(2,680)
USD	1,520,307	NOK	12,444,476	JPMorgan Chase Bank N.A.	12/21/16	58,464
USD	79,828	NOK	678,828	JPMorgan Chase Bank N.A.	12/21/16	87
NZD	123,629	USD	89,718	JPMorgan Chase Bank N.A.	12/21/16	(2,220)
USD	86,937	NZD	123,587	JPMorgan Chase Bank N.A.	12/21/16	(531)
USD	46,539	NZD	62,784	UBS AG	12/21/16	2,104
USD	118,951	PHP	5,576,402	UBS AG	12/21/16	7,378
USD	33,494	PHP	1,626,803	UBS AG	12/21/16	945
USD	27,813	PHP	1,376,343	UBS AG	12/21/16	275
PLN	230,365	USD	60,299	UBS AG	12/21/16	(5,503)
PLN	2,835,576	USD	679,945	UBS AG	12/21/16	(5,458)
PLN	568,607	USD	144,636	UBS AG	12/21/16	(9,384)
USD	118,259	PLN	455,937	UBS AG	12/21/16	9,807
USD	59,508	PLN	228,672	UBS AG	12/21/16	5,115
USD	29,763	PLN	114,627	UBS AG	12/21/16	2,497
USD	57,644	PLN	223,138	UBS AG	12/21/16	4,567
USD	769,342	PLN	3,027,975	UBS AG	12/21/16	49,089
RUB	3,860,552	USD	58,566	UBS AG	12/21/16	1,396
RUB	2,828,794	USD	43,987	UBS AG	12/21/16	(50)
RUB	4,701,890	USD	72,342	UBS AG	12/21/16	687
USD	60,399	RUB	3,860,552	UBS AG	12/21/16	437
USD	37,677	SEK	316,777	JPMorgan Chase Bank N.A.	12/21/16	3,289
USD	84,397	SEK	759,282	JPMorgan Chase Bank N.A.	12/21/16	1,973
SGD	121,192	USD	87,519	JPMorgan Chase Bank N.A.	12/21/16	(2,963)
USD	41,239	SGD	55,556	JPMorgan Chase Bank N.A.	12/21/16	2,478
USD	59,861	SGD	81,408	JPMorgan Chase Bank N.A.	12/21/16	3,063
USD	89,176	SGD	122,168	JPMorgan Chase Bank N.A.	12/21/16	3,940
USD	43,833	SGD	60,956	JPMorgan Chase Bank N.A.	12/21/16	1,304
USD	47,116	SGD	67,310	JPMorgan Chase Bank N.A.	12/21/16	154
THB	3,173,721	USD	89,514	UBS AG	12/21/16	(577)
USD	72,519	THB	2,513,504	UBS AG	12/21/16	2,083
USD	63,566	TRY	190,762	JPMorgan Chase Bank N.A.	12/21/16	8,284
USD	52,230	TRY	172,835	JPMorgan Chase Bank N.A.	12/21/16	2,143
USD	57,762	TRY	195,666	JPMorgan Chase Bank N.A.	12/21/16	1,059
TWD	3,706,423	USD	116,530	UBS AG	12/21/16	(477)
USD	121,271	TWD	3,758,986	UBS AG	12/21/16	3,572
USD	56,590	TWD	1,799,498	UBS AG	12/21/16	245
ZAR	599,470	USD	44,775	JPMorgan Chase Bank N.A.	12/21/16	(2,352)
USD	46,838	ZAR	671,840	JPMorgan Chase Bank N.A.	12/21/16	(707)
USD	58,262	ZAR	812,979	JPMorgan Chase Bank N.A.	12/21/16	730
USD	43,582	ZAR	592,821	JPMorgan Chase Bank N.A.	12/21/16	1,629
						$1,556,959

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
1	Euro-Bund 10-Year Bonds	December 2016	$170,699	$(2,556)
20	Euro-Schatz 2-Year Bonds	December 2016	2,380,317	5,703
3	Korean Treasury 10-Year Bonds	December 2016	321,723	(14,020)
20	U.S. Treasury 2-Year Notes	March 2017	4,336,250	1,473
8	U.S. Treasury 5-Year Notes	March 2017	942,750	(979)
2	U.S. Treasury 10-Year Notes	March 2017	249,031	(1,129)
1	U.S. Treasury Ultra Bonds	March 2017	161,406	1,185
13	U.S. Treasury 10-Year Ultra Notes	March 2017	1,747,688	(760)
			$10,309,864	$(11,083)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
9	Euro-Bobl 5-Year Bonds	December 2016	$1,253,665	$(459)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 26 Index	$1,305,000	Sell	5.00%	6/20/21	3.58%	$66,435	$86,554
CDX North America High Yield 27 Index	1,490,000	Sell	5.00%	12/20/21	3.88%	34,920	86,225
						$101,355	$172,779

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	LOC	-	Letter of Credit
AUD	-	Australian Dollar	MTN	-	Medium Term Note
BRL	-	Brazilian Real	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PHP	-	Philippine Peso
COP	-	Colombian Peso	PIK	-	Payment in Kind
CVA	-	Certificaten Van Aandelen	PLN	-	Polish Zloty
CZK	-	Czech Koruna	RUB	-	Russian Ruble
DKK	-	Danish Krone	SBBPA	-	Standby Bond Purchase Agreement
EUR	-	Euro	SEK	-	Swedish Krona
FHLMC	-	Federal Home Loan Mortgage Corporation	SEQ	-	Sequential Payer
FNMA	-	Federal National Mortgage Association	SGD	-	Singapore Dollar
GBP	-	British Pound	THB	-	Thai Baht
GDR	-	Global Depositary Receipt	TRY	-	Turkish Lira
GNMA	-	Government National Mortgage Association	TWD	-	Taiwanese Dollar
GO	-	General Obligation	USD	-	United States Dollar
HUF	-	Hungarian Forint	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
INR	-	Indian Rupee
JPY	-	Japanese Yen	ZAR	-	South African Rand
KRW	-	South Korean Won

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $31,653,439, which represented 3.3% of total net assets.

(3)	Security is in default.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $80,391.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	Forward commitment. Settlement date is indicated.

(8)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $836,934,465)	$960,724,247
Foreign currency holdings, at value (cost of $192,861)	177,282
Foreign deposits with broker for futures contracts, at value (cost of $8,018)	7,397
Deposits with broker for futures contracts and swap agreements	158,544
Receivable for investments sold	6,684,600
Receivable for capital shares sold	221,908
Receivable for variation margin on swap agreements	7,801
Unrealized appreciation on forward foreign currency exchange contracts	1,838,780
Dividends and interest receivable	3,088,105
Other assets	24,017
972,932,681

Liabilities
Disbursements in excess of demand deposit cash	553,084
Payable for investments purchased	14,883,621
Payable for capital shares redeemed	4,573,940
Payable for variation margin on futures contracts	17,381
Unrealized depreciation on forward foreign currency exchange contracts	281,821
Accrued management fees	823,227
Distribution and service fees payable	116,271
21,249,345

Net Assets	$951,683,336

Net Assets Consist of:
Capital (par value and paid-in surplus)	$815,208,164
Undistributed net investment income	9,207,648
Undistributed net realized gain	1,900,378
Net unrealized appreciation	125,367,146
$951,683,336

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$438,000,867	56,182,409	$7.80
Institutional Class, $0.01 Par Value	$123,699,316	15,931,422	$7.76
A Class, $0.01 Par Value	$245,954,936	31,390,671	$7.84*
C Class, $0.01 Par Value	$67,919,879	8,893,673	$7.64
R Class, $0.01 Par Value	$24,678,177	3,157,770	$7.82
R6 Class, $0.01 Par Value	$51,430,161	6,629,383	$7.76
*Maximum offering price $8.32 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $595,901)	$16,539,444
Interest	6,343,500
22,882,944

Expenses:
Management fees	10,862,846
Distribution and service fees:
A Class	651,028
C Class	712,608
R Class	118,887
Directors' fees and expenses	32,755
Other expenses	21,580
12,399,704
Fees waived	(490,112)
11,909,592

Net investment income (loss)	10,973,352

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $16,275)	15,177,308
Futures contract transactions	(270,424)
Swap agreement transactions	42,925
Foreign currency transactions	(944,173)
Capital gain distributions received from underlying funds	76,001
14,081,637

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $72,425)	3,741,868
Futures contracts	(7,736)
Swap agreements	121,760
Translation of assets and liabilities in foreign currencies	841,138
4,697,030

Net realized and unrealized gain (loss)	18,778,667

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,752,019

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$10,973,352	$9,236,733
Net realized gain (loss)	14,081,637	74,483,332
Change in net unrealized appreciation (depreciation)	4,697,030	(88,447,501)
Net increase (decrease) in net assets resulting from operations	29,752,019	(4,727,436)

Distributions to Shareholders
From net investment income:
Investor Class	(5,071,352)	(1,728,328)
Institutional Class	(1,777,887)	(704,189)
A Class	(2,282,641)	(296,716)
C Class	(54,355)	—
R Class	(133,864)	—
R6 Class	(518,683)	(34,115)
From net realized gains:
Investor Class	(33,343,841)	(52,269,018)
Institutional Class	(9,845,003)	(13,382,526)
A Class	(19,567,988)	(34,189,955)
B Class	—	(672,235)
C Class	(5,262,095)	(7,788,030)
R Class	(1,648,355)	(2,350,065)
R6 Class	(2,570,523)	(507,431)
Decrease in net assets from distributions	(82,076,587)	(113,922,608)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(50,282,982)	49,060,546

Net increase (decrease) in net assets	(102,607,550)	(69,589,498)

Net Assets
Beginning of period	1,054,290,886	1,123,880,384
End of period	$951,683,336	$1,054,290,886

Undistributed net investment income	$9,207,648	$7,503,637

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Income and capital gain distributions, if any, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.15% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.70% to 0.95% for the Institutional Class and 0.55% to 0.80% for the R6 Class. During the year ended November 30, 2016 , the investment advisor agreed to waive 0.05% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2016 was $227,331, $63,333, $130,206, $35,630, $11,889 and $21,723 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2016 was 1.15% for the Investor Class, A Class, C Class and R Class, 0.95% for the Institutional Class and 0.80% for the R6 Class. The effective annual management fee after waiver for each class for the year ended November

30, 2016 was 1.10% for the Investor Class, A Class, C Class and R Class, 0.90% for the Institutional Class and 0.75% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,369,240 and $8,319,486, respectively. The effect of interfund transactions on the Statement of Operations was $651,866 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2016 totaled $796,849,591, of which $94,597,464 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 totaled $914,806,811, of which $94,395,669 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		310,000,000
Sold	5,813,408	$43,576,048	8,161,770	$67,857,160
Issued in reinvestment of distributions	5,139,942	37,829,972	6,740,901	53,253,120
Redeemed	(14,918,716)	(112,567,049)	(12,175,428)	(101,148,913)
	(3,965,366)	(31,161,029)	2,727,243	19,961,367
Institutional Class/Shares Authorized	150,000,000		75,000,000
Sold	2,953,484	22,074,915	4,000,421	33,607,292
Issued in reinvestment of distributions	1,571,260	11,501,624	1,771,831	13,926,597
Redeemed	(6,311,299)	(46,003,969)	(2,760,979)	(22,701,553)
	(1,786,555)	(12,427,430)	3,011,273	24,832,336
A Class/Shares Authorized	375,000,000		225,000,000
Sold	3,120,587	23,438,961	5,360,046	44,840,126
Issued in reinvestment of distributions	2,884,961	21,406,412	4,226,671	33,644,301
Redeemed	(10,943,818)	(82,826,224)	(10,873,441)	(90,741,582)
	(4,938,270)	(37,980,851)	(1,286,724)	(12,257,155)
B Class/Shares Authorized	N/A		25,000,000
Sold			7,754	65,288
Issued in reinvestment of distributions			83,692	656,983
Redeemed			(885,298)	(7,269,752)
			(793,852)	(6,547,481)
C Class/Shares Authorized	80,000,000		50,000,000
Sold	999,782	7,311,612	1,448,409	11,860,065
Issued in reinvestment of distributions	703,385	5,120,645	958,781	7,497,670
Redeemed	(2,262,926)	(16,840,664)	(1,537,460)	(12,604,489)
	(559,759)	(4,408,407)	869,730	6,753,246
R Class/Shares Authorized	50,000,000		25,000,000
Sold	800,919	6,089,598	638,792	5,329,259
Issued in reinvestment of distributions	239,573	1,775,235	295,217	2,349,929
Redeemed	(821,189)	(6,198,433)	(611,080)	(5,108,947)
	219,303	1,666,400	322,929	2,570,241
R6 Class/Shares Authorized	50,000,000		10,000,000
Sold	5,277,365	40,872,583	1,898,404	15,306,931
Issued in reinvestment of distributions	423,179	3,089,206	69,074	541,546
Redeemed	(1,345,995)	(9,933,454)	(253,506)	(2,100,485)
	4,354,549	34,028,335	1,713,972	13,747,992
Net increase (decrease)	(6,676,098)	$(50,282,982)	6,564,571	$49,060,546

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$537,180,793	$212,547,722	—
Corporate Bonds	—	75,082,358	—
U.S. Treasury Securities	—	57,734,054	—
U.S. Government Agency Mortgage-Backed Securities	—	20,021,152	—
Sovereign Governments and Agencies	—	13,526,356	—
Collateralized Mortgage Obligations	—	5,063,996	—
Commercial Mortgage-Backed Securities	—	4,516,339	—
Asset-Backed Securities	—	4,473,740	—
Exchange-Traded Funds	3,603,572	—	—
Municipal Securities	—	3,281,067	—
U.S. Government Agency Securities	—	1,456,498	—
Commercial Paper	—	2,865,425	—
Temporary Cash Investments	19,371,175	—	—
	$560,155,540	$400,568,707	—
Other Financial Instruments
Futures Contracts	$2,658	$5,703	—
Swap Agreements	—	172,779	—
Forward Foreign Currency Exchange Contracts	—	1,838,780	—
	$2,658	$2,017,262	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,868	$17,035	—
Forward Foreign Currency Exchange Contracts	—	281,821	—
	$2,868	$298,856	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,196,358.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $35,180,397.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 100 contracts.

Value of Derivative Instruments as of November 30, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$7,801	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,838,780	Unrealized depreciation on forward foreign currency exchange contracts	$281,821
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	17,381
		$1,846,581		$299,202

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$42,925	Change in net unrealized appreciation (depreciation) on swap agreements	$121,760
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(695,529)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	868,061
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(270,424)	Change in net unrealized appreciation (depreciation) on futures contracts	(7,736)
		$(923,028)		$982,085

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 20, 2016, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 19, 2016 of $0.1178 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.1074	$0.1232	$0.0877	$0.0284	$0.0679	$0.1351

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$9,838,782	$13,191,779
Long-term capital gains	$72,237,805	$100,730,829

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$850,423,596
Gross tax appreciation of investments	$132,280,068
Gross tax depreciation of investments	(21,979,417)
Net tax appreciation (depreciation) of investments	110,300,651
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	11,955
Net tax appreciation (depreciation)	$110,312,606
Other book-to-tax adjustments	$(36,216)
Undistributed ordinary income	$11,881,671
Accumulated long-term gains	$14,317,111

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$8.19	0.09	0.17	0.26	(0.09)	(0.56)	(0.65)	$7.80	3.61%	1.11%	1.16%	1.23%	1.18%	82%	$438,001
2015	$9.19	0.08	(0.14)	(0.06)	(0.03)	(0.91)	(0.94)	$8.19	(0.27)%	1.13%	1.15%	0.98%	0.96%	94%	$492,452
2014	$9.46	0.07	0.71	0.78	(0.12)	(0.93)	(1.05)	$9.19	9.47%	1.17%	1.17%	0.76%	0.76%	77%	$527,740
2013	$8.31	0.08	1.48	1.56	(0.11)	(0.30)	(0.41)	$9.46	19.71%	1.20%	1.20%	0.96%	0.96%	79%	$507,497
2012	$7.46	0.10	0.85	0.95	(0.10)	—	(0.10)	$8.31	12.92%	1.20%	1.20%	1.30%	1.30%	80%	$442,983
Institutional Class
2016	$8.16	0.11	0.15	0.26	(0.10)	(0.56)	(0.66)	$7.76	3.71%	0.91%	0.96%	1.43%	1.38%	82%	$123,699
2015	$9.16	0.10	(0.14)	(0.04)	(0.05)	(0.91)	(0.96)	$8.16	(0.06)%	0.93%	0.95%	1.18%	1.16%	94%	$144,546
2014	$9.44	0.08	0.71	0.79	(0.14)	(0.93)	(1.07)	$9.16	9.62%	0.97%	0.97%	0.96%	0.96%	77%	$134,763
2013	$8.28	0.10	1.48	1.58	(0.12)	(0.30)	(0.42)	$9.44	20.13%	1.00%	1.00%	1.16%	1.16%	79%	$104,332
2012	$7.44	0.12	0.85	0.97	(0.13)	—	(0.13)	$8.28	13.13%	1.00%	1.00%	1.50%	1.50%	80%	$163,871

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$8.22	0.07	0.18	0.25	(0.07)	(0.56)	(0.63)	$7.84	3.44%	1.36%	1.41%	0.98%	0.93%	82%	$245,955
2015	$9.22	0.06	(0.14)	(0.08)	(0.01)	(0.91)	(0.92)	$8.22	(0.56)%	1.38%	1.40%	0.73%	0.71%	94%	$298,762
2014	$9.49	0.05	0.70	0.75	(0.09)	(0.93)	(1.02)	$9.22	9.13%	1.42%	1.42%	0.51%	0.51%	77%	$346,972
2013	$8.34	0.06	1.50	1.56	(0.11)	(0.30)	(0.41)	$9.49	19.54%	1.45%	1.45%	0.71%	0.71%	79%	$391,638
2012	$7.47	0.08	0.85	0.93	(0.06)	—	(0.06)	$8.34	12.61%	1.45%	1.45%	1.05%	1.05%	80%	$351,492
C Class
2016	$8.03	0.02	0.16	0.18	(0.01)	(0.56)	(0.57)	$7.64	2.56%	2.11%	2.16%	0.23%	0.18%	82%	$67,920
2015	$9.08	—(3)	(0.14)	(0.14)	—	(0.91)	(0.91)	$8.03	(1.27)%	2.13%	2.15%	(0.02)%	(0.04)%	94%	$75,881
2014	$9.35	(0.02)	0.70	0.68	(0.02)	(0.93)	(0.95)	$9.08	8.36%	2.17%	2.17%	(0.24)%	(0.24)%	77%	$77,937
2013	$8.27	—(3)	1.47	1.47	(0.09)	(0.30)	(0.39)	$9.35	18.57%	2.20%	2.20%	(0.04)%	(0.04)%	79%	$72,756
2012	$7.39	0.02	0.86	0.88	—	—	—	$8.27	11.91%	2.20%	2.20%	0.30%	0.30%	80%	$57,519
R Class
2016	$8.20	0.06	0.17	0.23	(0.05)	(0.56)	(0.61)	$7.82	3.18%	1.61%	1.66%	0.73%	0.68%	82%	$24,678
2015	$9.22	0.04	(0.15)	(0.11)	—	(0.91)	(0.91)	$8.20	(0.89)%	1.63%	1.65%	0.48%	0.46%	94%	$24,106
2014	$9.48	0.02	0.72	0.74	(0.07)	(0.93)	(1.00)	$9.22	8.96%	1.67%	1.67%	0.26%	0.26%	77%	$24,106
2013	$8.35	0.04	1.49	1.53	(0.10)	(0.30)	(0.40)	$9.48	19.18%	1.70%	1.70%	0.46%	0.46%	79%	$22,513
2012	$7.47	0.06	0.85	0.91	(0.03)	—	(0.03)	$8.35	12.30%	1.70%	1.70%	0.80%	0.80%	80%	$21,458

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2016	$8.15	0.12	0.16	0.28	(0.11)	(0.56)	(0.67)	$7.76	4.02%	0.76%	0.81%	1.58%	1.53%	82%	$51,430
2015	$9.16	0.11	(0.15)	(0.04)	(0.06)	(0.91)	(0.97)	$8.15	0.00%	0.78%	0.80%	1.33%	1.31%	94%	$18,544
2014	$9.44	0.08	0.72	0.80	(0.15)	(0.93)	(1.08)	$9.16	9.82%	0.80%	0.80%	1.13%	1.13%	77%	$5,136
2013(4)	$8.88	0.03	0.53	0.56	—	—	—	$9.44	6.31%	0.85%(5)	0.85%(5)	1.12%(5)	1.12%(5)	79%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

97

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

99

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.05% (e.g., the Investor Class unified fee will be

100

reduced from 1.00% to 0.95%), beginning August 1, 2016. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

101

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

102

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For corporate taxpayers, the fund hereby designates $8,094,632, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $72,237,805, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2016.

103

Notes

104

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91037 1701

Annual Report

November 30, 2016

Strategic Allocation: Conservative Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	2.96%	5.76%	4.52%	—	2/15/96
S&P 500 Index	—	8.06%	14.43%	6.88%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	2.17%	2.42%	4.27%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.24%	0.08%	0.76%	—	—
Institutional Class	ACCIX	3.27%	6.00%	4.73%	—	8/1/00
A Class	ACCAX					10/2/96
No sales charge		2.94%	5.51%	4.27%	—
With sales charge		-2.91%	4.28%	3.65%	—
C Class	AACCX	2.06%	4.72%	3.49%	—	9/30/04
R Class	AACRX	2.59%	5.27%	4.01%	—	3/31/05
R6 Class	AACDX	3.50%	—	—	4.24%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $15,573

S&P 500 Index — $19,462

Bloomberg Barclays U.S. Aggregate Bond Index — $15,190

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,971

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	1.50%	0.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen
Performance Summary
Strategic Allocation: Conservative returned 2.96%* for the fiscal year ended November 30, 2016. Despite early setbacks, U.S. stocks continued to set record levels following the presidential election, led by the financials, industrials, and energy sectors. Improved domestic economic data pushed up riskier assets, with small caps and value stocks leading the way. In the U.S., small- and mid-cap stocks beat large-cap equities; value outperformed growth across all market capitalizations. Non-U.S. emerging market stocks outperformed developed non-U.S. equities, as Europe continued to struggle from Brexit-related fallout and Japan-based stocks faced a strengthening yen. The real story, however, was in fixed income, as rates adjusted to the economic landscape, and investors grew confident that the Federal Reserve would raise interest rates in December 2016. After falling for the first seven months of 2016, the U.S. 10-Year Treasury yield climbed to 18-month highs in November.
Strategic Allocation: Conservative's neutral asset mix throughout the period was 45% stocks, 49% bonds, and 6% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.
Tactical Positioning
In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. For much of the reporting period, we maintained an overweight allocation to stocks with a corresponding underweight to bonds. Within the equity segment, the fund was overweight to U.S. equities for much of the reporting period, though this bias was removed during the year by shifting to underweight positions in the large-cap core, large-cap value, and mid-cap value segments. Conversely, we increased exposure to large-cap growth stocks, which was beneficial, and slightly increased the overweight in the mid-cap growth equity segment. The underweight to non-U.S. developed large-cap stocks, which benefited returns, was removed during the period.
In the bond segment, the underweight to high-quality bonds was removed and exposure to high-yield bonds was decreased during the reporting period, moving the fixed-income segment to a neutral position. We retained a slight overweight to global real estate-related securities and a corresponding underweight to cash.
From a return perspective, an overweight to U.S. equities and an underweight to high-quality bonds added value. An underweight position in non-U.S. developed market stocks also helped. On the other hand, a tactical overweight to U.S. large-cap growth stocks, which was increased toward the year’s second half, detracted, particularly in the period’s last two months. A net underweight to small-cap stocks hampered returns as did an overweight to global real estate stocks.
Equities Produced Mixed Returns
The U.S. equity portion of Strategic Allocation: Conservative produced gains, with key contribution to total returns coming from large-cap value, large-cap core, and mid-cap value stocks. Conversely, non-U.S. developed market stocks generally detracted, particularly in the large-cap growth exposure.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Overall, security selection negatively impacted portfolio results. The leading underlying component detractors included non-U.S. developed market growth stocks. Within the U.S. allocation, stock selection in underlying large-cap core equities also hampered performance. In addition, unsuccessful security selection in the mid-cap growth segment weighed on results.
Fixed-Income Components Gained
All fixed-income components produced positive returns during the reporting period, aiding the fund’s absolute results. The U.S. high-quality bond segment was a key contributor to total gains at the fund level, aided by positive security selection within the segment. A portfolio-only allocation to inflation-adjusted bonds also added value.
Outlook
As we approach 2017, we believe there is potential for stronger growth in the developed world in the coming year. Growth expectations have improved in the U.S., the U.K., and the eurozone, which has been reflected in recent market performance. At the same time, post-election risks remain. The U.K.’s exit from the European Union (Brexit) has been delayed and president-elect Trump’s proposals are still just talk. How they, and other changes from populist movements, actually play out remains to be seen. The combination of a stronger dollar, weaker commodities, and Trump’s trade policy proposals makes the environment more challenging for emerging markets. This potentially signals a shift in growth leadership from emerging markets to developed markets. However, that assumes the ultimate impact of populist movement-driven changes won’t derail developed market growth. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.
By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.
It’s also important to note that when we overweight a particular asset class or style, we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of a given discipline. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	0.8%
Apple, Inc.	0.8%
Microsoft Corp.	0.6%
Amazon.com, Inc.	0.5%
PepsiCo, Inc.	0.4%
Procter & Gamble Co. (The)	0.4%
Oracle Corp.*	0.4%
TOTAL SA*	0.4%
Facebook, Inc., Class A	0.4%
Wal-Mart Stores, Inc.	0.3%
*Includes shares traded on all exchanges.

Geographic Composition of Common Stocks	% of net assets
United States	33.9%
United Kingdom	2.1%
France	2.0%
Japan	1.5%
Other Countries	5.3%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.5 years
Average Duration (effective)	5.0 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	33.9%
Foreign Common Stocks**	10.9%
U.S. Treasury Securities	18.3%
Corporate Bonds	12.1%
Sovereign Governments and Agencies	7.9%
U.S. Government Agency Mortgage-Backed Securities	6.1%
Municipal Securities	2.9%
Collateralized Mortgage Obligations	1.5%
Asset-Backed Securities	1.4%
Commercial Mortgage-Backed Securities	1.4%
U.S. Government Agency Securities	0.5%
Exchange-Traded Funds	0.3%
Commercial Paper	2.0%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	(1.6)%
**Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,010.80	$5.03	1.00%
Institutional Class	$1,000	$1,014.10	$4.03	0.80%
A Class	$1,000	$1,010.80	$6.28	1.25%
C Class	$1,000	$1,007.30	$10.04	2.00%
R Class	$1,000	$1,010.80	$7.54	1.50%
R6 Class	$1,000	$1,015.20	$3.27	0.65%
Hypothetical
Investor Class	$1,000	$1,020.00	$5.05	1.00%
Institutional Class	$1,000	$1,021.00	$4.04	0.80%
A Class	$1,000	$1,018.75	$6.31	1.25%
C Class	$1,000	$1,015.00	$10.08	2.00%
R Class	$1,000	$1,017.50	$7.57	1.50%
R6 Class	$1,000	$1,021.75	$3.29	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares/ Principal Amount	Value
COMMON STOCKS — 44.8%
Aerospace and Defense — 0.8%
Aerojet Rocketdyne Holdings, Inc.(1)	226	$4,592
Boeing Co. (The)	8,305	1,250,401
Cubic Corp.	424	19,631
Hexcel Corp.	488	25,239
L-3 Communications Holdings, Inc.	595	93,873
Lockheed Martin Corp.	2,275	603,444
Mercury Systems, Inc.(1)	1,087	32,295
Raytheon Co.	66	9,870
Safran SA	1,028	70,569
Textron, Inc.	14,085	648,332
Thales SA	3,630	354,448
United Technologies Corp.	9,593	1,033,358
		4,146,052
Air Freight and Logistics†
Royal Mail plc	21,488	125,987
XPO Logistics, Inc.(1)	1,174	52,278
		178,265
Airlines — 0.4%
Delta Air Lines, Inc.	11,548	556,383
Hawaiian Holdings, Inc.(1)	4,401	225,991
Japan Airlines Co. Ltd.	5,900	174,568
JetBlue Airways Corp.(1)	23,410	470,307
Ryanair Holdings plc ADR(1)	3,434	274,171
Spirit Airlines, Inc.(1)	2,960	164,576
United Continental Holdings, Inc.(1)	6,533	450,450
		2,316,446
Auto Components — 0.5%
Adient plc(1)	260	13,925
BorgWarner, Inc.	5,330	189,748
Bridgestone Corp.	6,300	240,480
Cie Generale des Etablissements Michelin, Class B	170	18,198
Continental AG	213	37,790
Delphi Automotive plc	13,262	848,768
Dometic Group AB(1)	2,238	15,955
Drew Industries, Inc.	1,410	148,191
Faurecia	2,651	95,023
Koito Manufacturing Co. Ltd.	1,000	52,096
Lear Corp.	3,643	471,805
NGK Spark Plug Co. Ltd.	2,700	55,366
Stoneridge, Inc.(1)	167	2,650
Tenneco, Inc.(1)	718	42,326

10

	Shares/ Principal Amount	Value
Toyota Boshoku Corp.	3,600	$81,846
TS Tech Co. Ltd.	3,000	79,061
Valeo SA	7,228	403,024
Visteon Corp.	976	76,782
		2,873,034
Automobiles — 0.4%
Brilliance China Automotive Holdings Ltd.	10,000	14,001
Daimler AG	383	25,476
Ford Motor Co.	38,963	465,997
Fuji Heavy Industries Ltd.	5,700	231,428
Honda Motor Co. Ltd.	8,100	235,909
Honda Motor Co. Ltd. ADR	8,328	247,675
Isuzu Motors Ltd.	5,700	67,211
Mazda Motor Corp.	1,700	27,252
Peugeot SA(1)	13,510	199,315
Suzuki Motor Corp.	2,400	77,199
Toyota Motor Corp.	7,000	406,827
		1,998,290
Banks — 3.0%
Ameris Bancorp	635	28,480
Australia & New Zealand Banking Group Ltd.	17,455	366,195
Banco Santander SA	56,740	259,366
Bank of America Corp.	43,682	922,564
Bank of Hawaii Corp.	2,844	237,104
Bank of Ireland(1)	134,790	28,714
Bank of the Ozarks, Inc.	1,755	85,153
Bankia SA	55,190	49,193
BankUnited, Inc.	5,439	192,704
BB&T Corp.	33,098	1,497,685
BNP Paribas SA	14,759	856,886
BOC Hong Kong Holdings Ltd.	51,500	193,212
Boston Private Financial Holdings, Inc.	2,294	34,410
Capital Bank Financial Corp., Class A	2,371	84,882
Cathay General Bancorp	1,446	50,755
China Construction Bank Corp., H Shares	88,000	65,576
Citigroup, Inc.	13,916	784,723
Citizens Financial Group, Inc.	3,089	103,512
Comerica, Inc.	3,771	240,401
Commerce Bancshares, Inc.	6,587	361,014
DNB ASA	16,560	243,916
Erste Group Bank AG(1)	11,070	307,862
F.N.B. Corp.	2,579	39,407
FCB Financial Holdings, Inc., Class A(1)	2,167	95,890
First Financial Bankshares, Inc.	623	26,820
First Hawaiian, Inc.	1,253	37,577
Hang Seng Bank Ltd.	10,000	189,518
HSBC Holdings plc	79,662	633,123

11

	Shares/ Principal Amount	Value
Industrial & Commercial Bank of China Ltd., H Shares	78,000	$47,766
ING Groep NV	26,445	360,156
JPMorgan Chase & Co.	7,756	621,799
KBC Group NV	11,236	673,781
LegacyTexas Financial Group, Inc.	1,557	61,128
M&T Bank Corp.	4,845	697,389
Mitsubishi UFJ Financial Group, Inc.	34,300	200,814
Mizuho Financial Group, Inc.	75,400	133,526
PacWest Bancorp	202	10,353
PNC Financial Services Group, Inc. (The)	9,961	1,101,089
Prosperity Bancshares, Inc.	442	29,229
Societe Generale SA	5,614	241,481
Southside Bancshares, Inc.	168	6,463
Sumitomo Mitsui Financial Group, Inc.	4,500	165,439
SunTrust Banks, Inc.	3,512	182,448
SVB Financial Group(1)	976	154,237
Texas Capital Bancshares, Inc.(1)	860	62,565
U.S. Bancorp	15,860	786,973
UMB Financial Corp.	3,797	288,648
United Overseas Bank Ltd.	3,200	45,566
Wells Fargo & Co.	25,716	1,360,891
Westamerica Bancorporation	5,228	324,293
Westpac Banking Corp.	11,218	259,039
Yes Bank Ltd.	3,023	51,842
Zions Bancorp	1,736	69,075
		15,952,632
Beverages — 0.7%
Coca-Cola Amatil Ltd.	22,310	157,993
Coca-Cola Bottling Co. Consolidated	202	32,680
Coca-Cola Co. (The)	1,200	48,420
Constellation Brands, Inc., Class A	1,407	212,654
Dr Pepper Snapple Group, Inc.	4,074	353,379
MGP Ingredients, Inc.	560	26,488
Molson Coors Brewing Co., Class B	1,751	171,651
Monster Beverage Corp.(1)	3,154	141,141
PepsiCo, Inc.	19,785	1,980,478
Treasury Wine Estates Ltd.	45,663	363,837
		3,488,721
Biotechnology — 1.3%
AbbVie, Inc.	15,578	947,142
Acceleron Pharma, Inc.(1)	212	7,142
Aimmune Therapeutics, Inc.(1)	588	13,348
Alder Biopharmaceuticals, Inc.(1)	373	8,784
Alexion Pharmaceuticals, Inc.(1)	756	92,678
Alkermes plc(1)	1,040	59,103
Amgen, Inc.	10,064	1,449,921
Biogen, Inc.(1)	3,479	1,023,070

12

	Shares/ Principal Amount	Value
BioMarin Pharmaceutical, Inc.(1)	1,136	$97,276
Bluebird Bio, Inc.(1)	76	4,587
Celgene Corp.(1)	3,073	364,181
CSL Ltd.	2,710	196,118
Exact Sciences Corp.(1)	468	6,912
Exelixis, Inc.(1)	898	15,194
FibroGen, Inc.(1)	497	11,009
Flexion Therapeutics, Inc.(1)	532	8,778
Galapagos NV(1)	713	42,371
Genmab A/S(1)	541	93,707
Genomic Health, Inc.(1)	416	12,659
Gilead Sciences, Inc.	10,747	792,054
Halozyme Therapeutics, Inc.(1)	834	9,850
Incyte Corp.(1)	3,658	374,177
Kite Pharma, Inc.(1)	243	12,376
Ligand Pharmaceuticals, Inc., Class B(1)	95	9,918
Neurocrine Biosciences, Inc.(1)	2,369	110,040
Ophthotech Corp.(1)	173	5,302
Portola Pharmaceuticals, Inc.(1)	200	3,598
Prothena Corp. plc(1)	223	13,161
Puma Biotechnology, Inc.(1)	2,344	100,909
Radius Health, Inc.(1)	250	13,305
Regeneron Pharmaceuticals, Inc.(1)	739	280,258
Sage Therapeutics, Inc.(1)	176	8,819
Sarepta Therapeutics, Inc.(1)	212	7,263
Shire plc	9,230	538,163
Spark Therapeutics, Inc.(1)	175	9,627
Synergy Pharmaceuticals, Inc.(1)	1,150	6,049
TESARO, Inc.(1)	138	18,725
Ultragenyx Pharmaceutical, Inc.(1)	196	15,345
		6,782,919
Building Products — 0.6%
Apogee Enterprises, Inc.	878	41,881
Continental Building Products, Inc.(1)	757	16,957
CSW Industrials, Inc.(1)	1,691	61,721
Daikin Industries Ltd.	3,600	337,170
dormakaba Holding AG(1)	62	44,791
Fortune Brands Home & Security, Inc.	2,913	160,652
Geberit AG	120	47,507
Johnson Controls International plc	38,053	1,711,624
Lennox International, Inc.	865	128,599
Masonite International Corp.(1)	435	28,188
NCI Building Systems, Inc.(1)	2,261	37,759
Owens Corning	7,799	400,713
PGT, Inc.(1)	3,016	33,478
USG Corp.(1)	4,579	131,142
		3,182,182

13

	Shares/ Principal Amount	Value
Capital Markets — 1.5%
3i Group plc	3,359	$28,957
Affiliated Managers Group, Inc.(1)	1,595	236,219
Ameriprise Financial, Inc.	4,956	566,025
Ares Management LP	2,200	37,620
Azimut Holding SpA	6,460	96,401
Bank of New York Mellon Corp. (The)	15,050	713,671
Bats Global Markets, Inc.	664	21,115
BlackRock, Inc.	1,290	478,319
Charles Schwab Corp. (The)	9,750	376,935
China Galaxy Securities Co. Ltd., H Shares	17,000	16,876
Daiwa Securities Group, Inc.	25,000	150,212
Deutsche Boerse AG(1)	3,010	243,249
Eaton Vance Corp.	8,334	337,027
Evercore Partners, Inc., Class A	2,349	158,323
Goldman Sachs Group, Inc. (The)	2,333	511,604
Invesco Ltd.	24,766	775,423
Investec plc	21,700	141,185
Julius Baer Group Ltd.(1)	8,910	393,751
London Stock Exchange Group plc	9,160	314,948
Man Group plc	11,006	15,616
Northern Trust Corp.	12,481	1,025,314
Partners Group Holding AG	170	82,601
S&P Global, Inc.	2,147	255,471
SBI Holdings, Inc.	6,900	86,367
SEI Investments Co.	4,018	189,569
State Street Corp.	5,086	400,777
T. Rowe Price Group, Inc.	3,165	234,400
UBS Group AG	1,335	21,232
		7,909,207
Chemicals — 0.9%
Air Products & Chemicals, Inc.	3,949	570,473
Arkema SA	3,500	335,262
Asahi Kasei Corp.	7,000	62,257
Axalta Coating Systems Ltd.(1)	5,630	148,745
BASF SE	851	73,048
Cabot Corp.	7,003	356,663
Celanese Corp.	1,796	142,459
Chase Corp.	168	13,541
Dow Chemical Co. (The)	22,407	1,248,518
E.I. du Pont de Nemours & Co.	2,031	149,502
Evonik Industries AG	1,200	33,462
FMC Corp.	177	9,933
Hitachi Chemical Co. Ltd.	4,000	87,758
Hyosung Corp.	375	44,588
Ingevity Corp.(1)	2,708	141,818
Innophos Holdings, Inc.	577	31,458

14

	Shares/ Principal Amount	Value
Innospec, Inc.	783	$51,443
Koninklijke DSM NV	5,230	317,171
Lenzing AG	330	42,145
Lotte Chemical Corp.	107	29,426
LyondellBasell Industries NV, Class A	3,810	344,119
Minerals Technologies, Inc.	704	57,024
Mitsubishi Chemical Holdings Corp.	22,400	140,875
Mitsui Chemicals, Inc.	10,000	46,239
Monsanto Co.	226	23,212
Scotts Miracle-Gro Co. (The), Class A	1,152	105,143
Sensient Technologies Corp.	727	56,771
Sherwin-Williams Co. (The)	224	60,182
Symrise AG	1,688	102,171
Tosoh Corp.	6,000	40,278
Trinseo SA	396	23,186
Valvoline, Inc.(1)	1,059	22,228
W.R. Grace & Co.	997	65,064
		4,976,162
Commercial Services and Supplies — 0.2%
ABM Industries, Inc.	864	38,016
Advanced Disposal Services, Inc.(1)	1,764	35,386
Brady Corp., Class A	270	9,923
Brink's Co. (The)	518	20,927
Clean Harbors, Inc.(1)	2,512	132,759
Deluxe Corp.	215	14,556
Downer EDI Ltd.	27,504	115,160
InnerWorkings, Inc.(1)	3,672	33,966
Interface, Inc.	1,626	28,292
KAR Auction Services, Inc.	3,462	145,958
Loomis AB, B Shares	1,238	32,753
Multi-Color Corp.	1,065	76,573
Rentokil Initial plc	18,280	49,037
Republic Services, Inc.	7,300	405,077
Serco Group plc(1)	14,780	24,595
		1,162,978
Communications Equipment — 0.3%
ARRIS International plc(1)	3,581	102,739
Ciena Corp.(1)	1,134	24,324
Cisco Systems, Inc.	39,953	1,191,399
NetScout Systems, Inc.(1)	1,286	40,123
		1,358,585
Construction and Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA	2,858	84,162
AECOM(1)	2,373	86,259
CIMIC Group Ltd.	2,897	65,933
Dycom Industries, Inc.(1)	168	12,303
Granite Construction, Inc.	755	44,538

15

	Shares/ Principal Amount	Value
Hyundai Development Co-Engineering & Construction	1,071	$37,836
Peab AB	7,049	54,418
Penta-Ocean Construction Co. Ltd.	2,500	12,259
Skanska AB, B Shares	7,565	173,893
Toshiba Plant Systems & Services Corp.	2,300	34,458
Valmont Industries, Inc.	316	47,052
Vinci SA	3,870	251,142
		904,253
Construction Materials — 0.3%
Buzzi Unicem SpA	2,360	50,150
CRH plc	15,310	511,047
Eagle Materials, Inc.	447	43,449
Forterra, Inc.(1)	1,353	26,803
HeidelbergCement AG	4,900	439,402
Summit Materials, Inc., Class A(1)	1,591	37,818
Vulcan Materials Co.	2,177	273,540
		1,382,209
Consumer Finance — 0.1%
American Express Co.	4,380	315,535
Discover Financial Services	3,349	226,962
		542,497
Containers and Packaging — 0.4%
Amcor Ltd.	27,060	287,348
Ball Corp.	4,491	337,094
Bemis Co., Inc.	2,595	129,932
Berry Plastics Group, Inc.(1)	42	2,090
CCL Industries, Inc., Class B	280	48,723
Graphic Packaging Holding Co.	7,153	89,913
Multi Packaging Solutions International Ltd.(1)	6,627	92,513
Pact Group Holdings Ltd.	6,308	30,325
RPC Group plc	6,611	89,086
Sonoco Products Co.	4,046	219,010
WestRock Co.	12,602	645,222
		1,971,256
Distributors — 0.1%
Bapcor Ltd.	14,754	54,149
Jardine Cycle & Carriage Ltd.	2,269	63,558
LKQ Corp.(1)	8,644	283,782
		401,489
Diversified Consumer Services†
AA plc	6,259	20,808
AcadeMedia AB(1)	4,724	26,122
Bright Horizons Family Solutions, Inc.(1)	757	52,097
Chegg, Inc.(1)	4,092	33,104
Nord Anglia Education, Inc.(1)	941	22,584
		154,715

16

	Shares/ Principal Amount	Value
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	1,916	$301,655
Compass Diversified Holdings	3,176	59,868
Fubon Financial Holding Co. Ltd.	11,000	17,066
ORIX Corp.	33,300	518,543
		897,132
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	7,320	282,772
Cellnex Telecom SA	10,676	149,584
Level 3 Communications, Inc.(1)	2,822	155,407
Nippon Telegraph & Telephone Corp.	4,500	181,919
Orange SA	9,908	144,441
PCCW Ltd.	62,000	36,050
SBA Communications Corp., Class A(1)	2,211	218,801
Telefonica SA	25,583	212,900
Telstra Corp. Ltd.	30,108	112,278
Verizon Communications, Inc.	11,841	590,866
		2,085,018
Electric Utilities — 0.5%
ALLETE, Inc.	270	16,691
Edison International	12,295	845,527
El Paso Electric Co.	88	3,964
Endesa SA	7,789	161,017
Enel SpA	58,650	237,079
Eversource Energy	2,527	130,444
HK Electric Investments & HK Electric Investments Ltd.	41,000	36,156
PG&E Corp.	7,532	442,882
PPL Corp.	6,210	207,787
Tata Power Co. Ltd.	34,307	37,114
Xcel Energy, Inc.	20,500	799,705
		2,918,366
Electrical Equipment — 0.4%
Acuity Brands, Inc.	537	135,007
AMETEK, Inc.	2,898	137,220
Eaton Corp. plc	3,217	213,963
Emerson Electric Co.	4,442	250,706
Gamesa Corp. Tecnologica SA	1,239	25,731
Hubbell, Inc.	3,435	385,682
Legrand SA	2,020	112,932
Mabuchi Motor Co. Ltd.	1,100	61,247
Melrose Industries plc	21,469	49,225
Nexans SA(1)	949	49,546
Rockwell Automation, Inc.	3,234	432,418
Schneider Electric SE	291	19,375
Vestas Wind Systems A/S	1,987	131,102
		2,004,154
17

	Shares/ Principal Amount	Value
Electronic Equipment, Instruments and Components — 0.5%
Alps Electric Co. Ltd.	2,300	$57,759
Belden, Inc.	626	46,261
CDW Corp.	7,375	377,895
Dolby Laboratories, Inc., Class A	3,275	151,141
Fabrinet(1)	510	21,828
Hexagon AB, B Shares	9,550	338,290
Ingram Micro, Inc., Class A	217	8,125
IPG Photonics Corp.(1)	298	28,584
Keyence Corp.	400	273,520
Keysight Technologies, Inc.(1)	10,179	374,893
Omron Corp.	1,200	44,264
Orbotech Ltd.(1)	842	26,666
OSI Systems, Inc.(1)	630	47,691
TE Connectivity Ltd.	10,994	743,634
Tongda Group Holdings Ltd.	210,000	61,729
Topcon Corp.	4,300	63,858
Trimble, Inc.(1)	5,388	151,888
TTM Technologies, Inc.(1)	1,982	26,896
VeriFone Systems, Inc.(1)	4,278	72,255
		2,917,177
Energy Equipment and Services — 0.9%
Baker Hughes, Inc.	22,035	1,417,512
Canadian Energy Services & Technology Corp.	600	3,122
Dril-Quip, Inc.(1)	3,719	210,309
FMC Technologies, Inc.(1)	13,736	470,595
Frank's International NV	12,422	156,393
Halliburton Co.	10,376	550,862
Mammoth Energy Services, Inc.(1)	1,262	20,230
Matrix Service Co.(1)	863	17,994
National Oilwell Varco, Inc.	7,258	271,159
Petrofac Ltd.	6,376	63,382
Rowan Cos. plc	2,714	48,363
Schlumberger Ltd.	13,000	1,092,650
Subsea 7 SA(1)	14,053	164,073
TGS Nopec Geophysical Co. ASA	1,510	29,673
US Silica Holdings, Inc.	488	24,698
		4,541,015
Equity Real Estate Investment Trusts (REITs) — 2.3%
Acadia Realty Trust	4,026	133,100
Activia Properties, Inc.	34	149,486
Advance Residence Investment Corp.	21	52,902
Alexandria Real Estate Equities, Inc.	2,867	314,195
American Campus Communities, Inc.	2,995	141,094
American Homes 4 Rent	8,107	170,814
American Tower Corp.	4,843	495,294
Apartment Investment & Management Co., Class A	6,745	283,964

18

	Shares/ Principal Amount	Value
Armada Hoffler Properties, Inc.	1,514	$21,272
Boston Properties, Inc.	2,689	333,113
Brixmor Property Group, Inc.	10,055	244,839
BWP Trust	8,988	19,314
Camden Property Trust	1,622	127,668
Canadian Apartment Properties REIT	3,900	88,667
CareTrust REIT, Inc.	1,423	20,135
CBL & Associates Properties, Inc.	1,224	14,517
Chatham Lodging Trust	760	14,562
Colony Starwood Homes	5,512	168,392
Community Healthcare Trust, Inc.	657	14,309
Crown Castle International Corp.	1,697	141,632
Dexus Property Group	28,819	194,086
DiamondRock Hospitality Co.	1,089	11,532
Digital Realty Trust, Inc.	1,926	177,828
Duke Realty Corp.	12,612	320,723
Easterly Government Properties, Inc.	396	7,682
Empire State Realty Trust, Inc.	16,700	336,839
EPR Properties	119	8,275
Equinix, Inc.	738	250,005
First Industrial Realty Trust, Inc.	302	7,988
Four Corners Property Trust, Inc.	434	8,324
Gecina SA	838	110,042
General Growth Properties, Inc.	8,900	225,526
GLP J-REIT	125	140,182
Goodman Group	34,575	170,553
Great Portland Estates plc	11,617	88,301
H&R Real Estate Investment Trust	4,858	78,875
HCP, Inc.	5,214	153,969
Host Hotels & Resorts, Inc.	29,478	525,888
Hudson Pacific Properties, Inc.	5,361	186,938
Hulic Reit, Inc.	102	165,743
Kite Realty Group Trust	2,732	65,705
Lamar Advertising Co., Class A	253	16,771
Lexington Realty Trust	2,151	22,220
Liberty Property Trust	3,359	132,345
Link REIT	56,500	388,977
Mack-Cali Realty Corp.	5,758	155,754
Mapletree Commercial Trust	83,788	84,469
Mapletree Greater China Commercial Trust	15,000	10,099
Mapletree Industrial Trust	99,800	114,188
MedEquities Realty Trust, Inc.	2,154	23,457
Medical Properties Trust, Inc.	1,474	17,570
MGM Growth Properties LLC, Class A	7,132	171,168
Mirvac Group	5,861	8,873
National Health Investors, Inc.	389	27,526
Outfront Media, Inc.	902	22,739

19

	Shares/ Principal Amount	Value
Physicians Realty Trust	5,059	$91,669
Piedmont Office Realty Trust, Inc., Class A	13,087	257,029
Prologis, Inc.	4,376	222,738
PS Business Parks, Inc.	168	18,771
Public Storage	1,525	319,182
QTS Realty Trust, Inc., Class A	615	28,782
Quality Care Properties, Inc.(1)	2,143	32,145
Retail Properties of America, Inc.	8,909	135,951
RLJ Lodging Trust	572	13,036
Sabra Health Care REIT, Inc.	1,125	24,896
Safestore Holdings plc	18,052	77,246
Scentre Group	43,306	135,592
Segro plc	44,830	234,462
Shaftesbury plc	8,648	99,331
Simon Property Group, Inc.	5,220	937,773
SL Green Realty Corp.	1,935	203,872
STORE Capital Corp.	2,369	58,562
Summit Hotel Properties, Inc.	1,616	22,980
Sun Communities, Inc.	356	25,693
Sunstone Hotel Investors, Inc.	611	8,884
Taubman Centers, Inc.	2,433	176,806
Unibail-Rodamco SE	1,156	255,145
Urban Edge Properties	3,903	105,732
Urstadt Biddle Properties, Inc., Class A	827	18,732
Vornado Realty Trust	4,071	397,940
Welltower, Inc.	1,311	82,305
Westfield Corp.	17,495	118,081
Weyerhaeuser Co.	16,657	513,535
WP Carey, Inc.	2,393	139,081
		12,136,380
Food and Staples Retailing — 0.7%
Costco Wholesale Corp.	1,027	154,163
CVS Health Corp.	8,841	679,785
Jeronimo Martins SGPS SA	21,300	336,590
Koninklijke Ahold Delhaize NV	1,803	35,562
Kroger Co. (The)	12,234	395,158
METRO AG	5,320	158,975
Sundrug Co. Ltd.	200	13,915
Sysco Corp.	6,772	360,609
Wal-Mart Stores, Inc.	24,593	1,732,085
Walgreens Boots Alliance, Inc.	1,322	112,013
		3,978,855
Food Products — 1.0%
a2 Milk Co. Ltd.(1)	25,010	43,955
AdvancePierre Foods Holdings, Inc.	1,017	27,530
B&G Foods, Inc.	704	30,131
Blue Buffalo Pet Products, Inc.(1)	5,425	127,108

20

	Shares/ Principal Amount	Value
Calbee, Inc.	8,300	$258,638
Campbell Soup Co.	1,365	77,655
Chocoladefabriken Lindt & Spruengli AG	10	49,277
Conagra Brands, Inc.	11,544	423,549
Danone SA	3,310	208,241
Ezaki Glico Co. Ltd.	900	42,087
General Mills, Inc.	5,462	332,854
Hershey Co. (The)	767	74,123
Hormel Foods Corp.	17,865	611,698
Ingredion, Inc.	2,572	301,901
Inventure Foods, Inc.(1)	953	8,615
J.M. Smucker Co. (The)	1,679	211,470
Kellogg Co.	7,209	519,048
Kerry Group plc, A Shares	3,590	254,279
Lamb Weston Holdings, Inc.(1)	3,296	110,350
Maple Leaf Foods, Inc.	2,110	45,961
Marine Harvest ASA	2,908	52,294
Mead Johnson Nutrition Co.	3,224	232,418
Mondelez International, Inc., Class A	16,286	671,635
Nestle SA	1,324	89,074
Omega Protein Corp.(1)	484	11,592
Premium Brands Holdings Corp.	550	28,902
TreeHouse Foods, Inc.(1)	2,312	160,268
Tyson Foods, Inc., Class A	6,676	379,264
WH Group Ltd.	131,000	108,935
		5,492,852
Gas Utilities — 0.2%
Atmos Energy Corp.	2,641	187,828
ONE Gas, Inc.	2,730	163,827
Osaka Gas Co. Ltd.	34,000	128,564
Rubis SCA	594	48,526
Southwest Gas Corp.	2,103	155,896
Spire, Inc.	3,895	251,383
		936,024
Health Care Equipment and Supplies — 1.5%
Abbott Laboratories	17,874	680,463
Ambu A/S, B Shares	331	12,801
Asahi Intecc Co. Ltd.	500	19,427
Baxter International, Inc.	16,162	717,108
Becton Dickinson and Co.	3,034	513,049
BioMerieux	340	47,260
Boston Scientific Corp.(1)	3,074	62,894
C.R. Bard, Inc.	3,127	658,390
Danaher Corp.	5,734	448,227
Edwards Lifesciences Corp.(1)	5,632	466,611
Essilor International SA	3,144	333,550
Fisher & Paykel Healthcare Corp. Ltd.	1,100	6,372

21

	Shares/ Principal Amount	Value
Hologic, Inc.(1)	5,621	$215,172
Intuitive Surgical, Inc.(1)	621	399,763
Ion Beam Applications	1,068	45,894
Medtronic plc	14,896	1,087,557
Merit Medical Systems, Inc.(1)	1,886	44,415
Nevro Corp.(1)	1,642	124,841
NuVasive, Inc.(1)	3,018	195,868
STERIS plc	3,809	249,908
Sysmex Corp.	2,800	168,629
Teleflex, Inc.	1,706	252,369
Utah Medical Products, Inc.	367	25,029
West Pharmaceutical Services, Inc.	1,713	139,010
Zimmer Biomet Holdings, Inc.	12,023	1,224,663
		8,139,270
Health Care Providers and Services — 0.9%
American Renal Associates Holdings, Inc.(1)	1,294	31,599
AMN Healthcare Services, Inc.(1)	1,743	58,042
Amplifon SpA	3,415	32,755
Anthem, Inc.	1,900	270,807
BML, Inc.	900	20,721
Cardinal Health, Inc.	8,631	612,887
Chartwell Retirement Residences	11,399	123,384
CVS Group plc	2,240	29,849
Envision Healthcare Holdings, Inc.(1)	343	7,793
Express Scripts Holding Co.(1)	7,081	537,306
Fresenius Medical Care AG & Co. KGaA	3,200	249,616
HCA Holdings, Inc.(1)	4,140	293,485
HealthEquity, Inc.(1)	1,328	59,136
Humana, Inc.	454	96,539
LifePoint Health, Inc.(1)	10,129	556,588
Magellan Health, Inc.(1)	117	8,518
McKesson Corp.	2,844	408,996
Miraca Holdings, Inc.	1,500	67,130
Owens & Minor, Inc.	974	33,028
PharMerica Corp.(1)	1,799	43,266
Providence Service Corp. (The)(1)	1,062	38,986
Quest Diagnostics, Inc.	4,486	392,345
UDG Healthcare plc	5,690	46,810
UnitedHealth Group, Inc.	3,347	529,897
Universal Health Services, Inc., Class B	855	105,182
VCA, Inc.(1)	4,395	275,127
		4,929,792
Health Care Technology — 0.1%
Cerner Corp.(1)	11,786	586,707
CompuGroup Medical SE	1,193	47,042
Cotiviti Holdings, Inc.(1)	1,051	31,309
Evolent Health, Inc.(1)	779	14,645

22

	Shares/ Principal Amount	Value
Medidata Solutions, Inc.(1)	825	$45,565
RaySearch Laboratories AB	1,744	35,172
Vocera Communications, Inc.(1)	1,016	18,491
		778,931
Hotels, Restaurants and Leisure — 0.9%
Carnival Corp.	12,868	661,544
Cedar Fair LP	709	43,263
Chipotle Mexican Grill, Inc.(1)	620	245,725
Churchill Downs, Inc.	457	69,967
ClubCorp Holdings, Inc.	6,146	79,898
Compass Group plc	11,400	195,555
Darden Restaurants, Inc.	7,098	520,283
Domino's Pizza Enterprises Ltd.	6,080	304,317
Domino's Pizza Group plc	53,560	234,550
Flight Centre Travel Group Ltd.	1,482	36,552
Hilton Worldwide Holdings, Inc.	14,877	372,966
Jack in the Box, Inc.	230	23,925
Las Vegas Sands Corp.	4,123	258,388
Madison Square Garden Co. (The)(1)	91	15,801
Marriott International, Inc., Class A	4,583	361,049
McDonald's Corp.	247	29,460
MGM Resorts International(1)	11,387	326,921
Panera Bread Co., Class A(1)	583	123,660
Papa John's International, Inc.	1,656	146,324
Peak Resorts, Inc.	1,170	5,616
Red Robin Gourmet Burgers, Inc.(1)	845	43,475
Sands China Ltd.	62,000	305,344
Starbucks Corp.	2,357	136,635
Texas Roadhouse, Inc.	587	27,525
Vail Resorts, Inc.	842	133,373
		4,702,116
Household Durables — 0.2%
Cavco Industries, Inc.(1)	151	14,277
Century Communities, Inc.(1)	668	13,861
Installed Building Products, Inc.(1)	593	24,609
iRobot Corp.(1)	116	6,612
Mohawk Industries, Inc.(1)	382	75,422
Newell Brands, Inc.	11,025	518,285
Persimmon plc	1,124	23,908
PulteGroup, Inc.	12,912	243,520
SEB SA	380	51,028
Sleep Country Canada Holdings, Inc.	2,870	62,857
SodaStream International Ltd.(1)	435	15,843
Universal Electronics, Inc.(1)	235	15,827
		1,066,049
Household Products — 0.7%
Church & Dwight Co., Inc.	13,108	573,999

23

	Shares/ Principal Amount	Value
Energizer Holdings, Inc.	1,194	$53,575
Kimberly-Clark Corp.	3,945	456,082
Procter & Gamble Co. (The)	23,709	1,955,044
Reckitt Benckiser Group plc	4,480	379,091
Spectrum Brands Holdings, Inc.	2,628	315,071
		3,732,862
Independent Power and Renewable Electricity Producers†
eRex Co. Ltd.	1,100	28,191
Meridian Energy Ltd.	16,902	30,763
Uniper SE(1)	2,183	27,197
		86,151
Industrial Conglomerates — 0.6%
3M Co.	6,740	1,157,528
Carlisle Cos., Inc.	3,933	441,165
DCC plc	876	67,188
General Electric Co.	22,250	684,410
Honeywell International, Inc.	1,663	189,482
Koninklijke Philips NV	12,232	351,845
Raven Industries, Inc.	666	16,683
Siemens AG	1,877	212,063
		3,120,364
Insurance — 1.8%
Admiral Group plc	5,102	121,353
Aflac, Inc.	10,465	746,992
AIA Group Ltd.	87,000	530,536
Allianz SE	2,600	412,790
Allied World Assurance Co. Holdings AG	3,395	158,920
Allstate Corp. (The)	5,405	377,918
American International Group, Inc.	2,976	188,470
Anicom Holdings, Inc.	1,000	23,600
Aon plc	1,034	117,979
Aspen Insurance Holdings Ltd.	737	37,550
Atlas Financial Holdings, Inc.(1)	878	14,838
Aviva plc	74,725	417,927
AXA SA	12,930	304,637
Brown & Brown, Inc.	6,363	275,836
China Life Insurance Co. Ltd.	14,000	14,934
Chubb Ltd.	9,643	1,234,304
CNP Assurances	1,583	27,800
Dai-ichi Life Holdings, Inc.	1,200	19,232
Endurance Specialty Holdings Ltd.	273	25,171
Everest Re Group Ltd.	445	93,695
First American Financial Corp.	412	15,549
Hannover Rueck SE	1,911	202,841
Hanover Insurance Group, Inc. (The)	1,410	122,092
Hiscox Ltd.	16,514	216,334
Infinity Property & Casualty Corp.	287	24,754

24

	Shares/ Principal Amount	Value
James River Group Holdings Ltd.	1,045	$40,734
Kinsale Capital Group, Inc.	657	18,731
Legal & General Group plc	14,430	42,573
Lincoln National Corp.	129	8,269
Mapfre SA	15,930	47,780
MetLife, Inc.	12,925	711,004
MS&AD Insurance Group Holdings, Inc.	600	18,613
Muenchener Rueckversicherungs-Gesellschaft AG	332	60,469
NN Group NV	1,558	50,082
Primerica, Inc.	1,945	137,511
Principal Financial Group, Inc.	4,562	263,182
ProAssurance Corp.	3,046	170,728
Reinsurance Group of America, Inc.	5,580	681,039
RLI Corp.	501	30,080
SCOR SE	895	28,424
Sompo Holdings, Inc.	300	9,776
Sony Financial Holdings, Inc.	1,200	17,307
St. James's Place plc	19,605	230,580
Storebrand ASA(1)	7,210	37,686
Swiss Re AG	3,054	281,159
Torchmark Corp.	1,634	114,527
Unum Group	7,723	326,451
Validus Holdings Ltd.	5,229	284,144
Zurich Insurance Group AG(1)	370	96,985
		9,433,886
Internet and Direct Marketing Retail — 0.8%
Amazon.com, Inc.(1)	3,622	2,718,565
ASOS plc(1)	6,586	415,893
Duluth Holdings, Inc., Class B(1)	836	28,014
Expedia, Inc.	3,149	390,633
Shutterfly, Inc.(1)	1,514	76,714
Start Today Co. Ltd.	14,900	228,830
TripAdvisor, Inc.(1)	3,120	150,634
Zalando SE(1)	11,218	418,091
		4,427,374
Internet Software and Services — 1.5%
2U, Inc.(1)	966	31,936
Alphabet, Inc., Class A(1)	5,209	4,041,559
Auto Trader Group plc	55,055	275,333
Cornerstone OnDemand, Inc.(1)	200	7,182
CoStar Group, Inc.(1)	1,065	203,532
Criteo SA ADR(1)	4,950	204,287
DeNA Co. Ltd.	1,600	48,739
Dip Corp.	900	18,904
eBay, Inc.(1)	15,272	424,714
Facebook, Inc., Class A(1)	16,089	1,905,259
Five9, Inc.(1)	2,082	32,958

25

	Shares/ Principal Amount	Value
GoDaddy, Inc., Class A(1)	469	$16,574
Just Eat plc(1)	4,010	29,376
LogMeIn, Inc.	588	59,300
Mixi, Inc.	1,300	45,282
NEXTDC Ltd.(1)	20,295	47,358
Q2 Holdings, Inc.(1)	991	29,235
Shopify, Inc., Class A(1)	418	17,418
SMS Co. Ltd.	1,200	29,978
VeriSign, Inc.(1)	3,008	237,181
Wix.com Ltd.(1)	387	19,157
		7,725,262
IT Services — 0.9%
Acxiom Corp.(1)	1,111	29,475
Alliance Data Systems Corp.	912	208,647
Booz Allen Hamilton Holding Corp.	7,256	274,349
Computer Sciences Corp.	4,259	258,223
Convergys Corp.	750	19,403
CSG Systems International, Inc.	1,605	71,423
CSRA, Inc.	1,858	59,475
EVERTEC, Inc.	3,757	68,565
Fidelity National Information Services, Inc.	3,521	271,786
Fiserv, Inc.(1)	4,936	516,404
Fujitsu Ltd.	7,000	41,288
Indra Sistemas SA(1)	2,167	22,393
International Business Machines Corp.	5,290	858,144
Jack Henry & Associates, Inc.	670	57,915
MAXIMUS, Inc.	486	26,871
Sabre Corp.	7,090	183,277
Science Applications International Corp.	709	58,542
Teradata Corp.(1)	1,020	27,387
Vantiv, Inc., Class A(1)	4,282	241,633
Visa, Inc., Class A	18,634	1,440,781
Worldpay Group plc	83,283	280,516
		5,016,497
Leisure Products — 0.2%
Brunswick Corp.	6,827	342,169
Hasbro, Inc.	5,100	435,489
Malibu Boats, Inc.(1)	728	13,250
Mattel, Inc.	2,741	86,533
MCBC Holdings, Inc.	1,597	21,464
Polaris Industries, Inc.	347	30,140
Sega Sammy Holdings, Inc.	6,100	91,176
		1,020,221
Life Sciences Tools and Services — 0.2%
Agilent Technologies, Inc.	5,555	244,309
Eurofins Scientific SE	165	72,215
Illumina, Inc.(1)	475	63,241

26

	Shares/ Principal Amount	Value
INC Research Holdings, Inc., Class A(1)	980	$48,510
Lonza Group AG(1)	341	60,908
PAREXEL International Corp.(1)	282	16,638
Patheon NV(1)	1,505	41,177
Thermo Fisher Scientific, Inc.	3,118	436,863
Waters Corp.(1)	703	94,603
		1,078,464
Machinery — 1.5%
Albany International Corp., Class A	450	21,015
Caterpillar, Inc.	3,399	324,808
CIRCOR International, Inc.	383	24,271
CLARCOR, Inc.	175	12,329
Cummins, Inc.	4,078	578,179
EnPro Industries, Inc.	1,124	68,339
FANUC Corp.	900	151,868
Fortive Corp.	705	38,768
Global Brass & Copper Holdings, Inc.	1,025	29,366
Graham Corp.	1,355	30,108
Harsco Corp.	1,553	21,742
Hitachi Construction Machinery Co. Ltd.	6,500	133,744
Industria Macchine Automatiche SpA	480	29,735
Ingersoll-Rand plc	21,816	1,626,165
ITT, Inc.	2,785	112,430
John Bean Technologies Corp.	2,026	182,745
KION Group AG	1,137	64,446
Komatsu Ltd.	20,600	474,193
Konecranes Oyj	1,260	43,454
Kubota Corp.	4,200	63,419
Middleby Corp. (The)(1)	2,627	359,847
Mueller Water Products, Inc., Class A	2,011	26,606
Nabtesco Corp.	400	10,167
NSK Ltd.	7,500	81,684
OKUMA Corp.	3,000	26,249
Oshkosh Corp.	2,320	162,400
Parker-Hannifin Corp.	3,747	520,571
Rexnord Corp.(1)	1,181	25,982
Snap-on, Inc.	3,065	512,468
Stanley Black & Decker, Inc.	968	114,834
Takeuchi Manufacturing Co. Ltd.	2,600	55,407
Timken Co. (The)	1,948	76,069
Toro Co. (The)	8,167	432,279
WABCO Holdings, Inc.(1)	4,759	468,809
Wabtec Corp.	4,935	417,847
Weir Group plc (The)	20,700	468,269
Woodward, Inc.	553	37,455
Xylem, Inc.	2,305	118,892
		7,946,959

27

	Shares/ Principal Amount	Value
Marine†
Dfds A/S	759	$31,245
Media — 0.7%
AMC Entertainment Holdings, Inc., Class A	878	29,808
APN Outdoor Group Ltd.	11,222	44,252
Charter Communications, Inc., Class A(1)	612	168,490
Comcast Corp., Class A	16,906	1,175,136
CyberAgent, Inc.	5,200	126,403
Entercom Communications Corp., Class A	365	5,548
Entravision Communications Corp., Class A	11,265	74,349
Gray Television, Inc.(1)	3,238	32,704
Metropole Television SA	1,221	20,835
New Media Investment Group, Inc.	1,233	18,939
Omnicom Group, Inc.	3,103	269,775
ProSiebenSat.1 Media SE	1,505	51,577
Publicis Groupe SA	4,720	306,302
Sirius XM Holdings, Inc.	36,673	167,596
Television Broadcasts Ltd.	3,400	12,120
Time Warner, Inc.	1,853	170,142
Townsquare Media, Inc.(1)	1,097	9,577
Twenty-First Century Fox, Inc., Class A	11,253	316,322
Vivendi SA	17,370	331,188
Walt Disney Co. (The)	6,709	664,996
		3,996,059
Metals and Mining — 0.6%
Acerinox SA	3,330	41,822
Agnico Eagle Mines Ltd. New York Shares	504	20,689
Anglo American plc(1)	6,068	89,969
ArcelorMittal(1)	49,500	373,953
Barrick Gold Corp.	20,602	309,442
Bekaert SA	954	39,792
BHP Billiton plc	6,412	105,378
BlueScope Steel Ltd.	7,597	50,602
Boliden AB	1,925	49,718
Centamin plc	10,682	17,362
Compass Minerals International, Inc.	72	5,584
Evraz plc(1)	35,368	106,117
Fortescue Metals Group Ltd.	81,120	351,631
Glencore plc(1)	37,263	130,219
Mineral Resources Ltd.	4,493	41,705
Newmont Mining Corp.	1,298	42,107
Nucor Corp.	7,305	454,298
OZ Minerals Ltd.	5,387	31,307
Regis Resources Ltd.	8,770	18,457
Reliance Steel & Aluminum Co.	1,281	103,889
Rio Tinto Ltd.	11,210	478,056
Rio Tinto plc	8,022	300,110

28

	Shares/ Principal Amount	Value
Salzgitter AG	1,310	$42,804
Steel Dynamics, Inc.	2,138	75,856
Vedanta Resources plc	11,745	123,882
		3,404,749
Mortgage Real Estate Investment Trusts (REITs)†
Blackstone Mortgage Trust, Inc., Class A	1,651	49,662
MFA Financial, Inc.	997	7,797
New Residential Investment Corp.	572	8,837
Two Harbors Investment Corp.	3,398	29,461
		95,757
Multi-Utilities — 0.2%
Ameren Corp.	4,535	222,759
CenterPoint Energy, Inc.	900	21,474
Centrica plc	63,161	166,194
Consolidated Edison, Inc.	2,692	187,821
E.ON SE	4,453	29,388
Engie SA	15,244	188,222
NorthWestern Corp.	3,494	196,013
		1,011,871
Multiline Retail — 0.4%
Dollar General Corp.	1,545	119,459
Dollar Tree, Inc.(1)	8,526	751,652
Don Quijote Holdings Co. Ltd.	1,100	42,066
Marks & Spencer Group plc	11,715	48,180
Ollie's Bargain Outlet Holdings, Inc.(1)	825	24,791
Ryohin Keikaku Co. Ltd.	1,600	313,693
Seria Co. Ltd.	800	57,480
Target Corp.	12,786	987,591
		2,344,912
Oil, Gas and Consumable Fuels — 2.5%
Aegean Marine Petroleum Network, Inc.	1,159	13,039
Aker BP ASA	2,584	42,006
Anadarko Petroleum Corp.	10,962	758,022
Ardmore Shipping Corp.	3,180	21,624
BP plc	43,153	248,071
Callon Petroleum Co.(1)	2,131	37,591
Chevron Corp.	12,248	1,366,387
Cimarex Energy Co.	943	130,021
Concho Resources, Inc.(1)	3,948	564,643
Contango Oil & Gas Co.(1)	2,162	21,382
Devon Energy Corp.	6,916	334,250
Diamondback Energy, Inc.(1)	681	73,446
Earthstone Energy, Inc.(1)	506	7,357
Eclipse Resources Corp.(1)	5,766	17,010
Eni SpA	14,795	206,041
Enviva Partners, LP	734	20,699
EQT Corp.	7,967	558,327

29

	Shares/ Principal Amount	Value
Euronav NV(1)	917	$6,511
Extraction Oil & Gas, Inc.(1)	1,095	25,765
Exxon Mobil Corp.	12,553	1,095,877
Gulfport Energy Corp.(1)	3,588	92,176
Imperial Oil Ltd.	36,315	1,243,301
Kinder Morgan, Inc.	12,549	278,588
Koninklijke Vopak NV	3,950	184,621
Lundin Petroleum AB(1)	13,543	255,212
Newfield Exploration Co.(1)	1,534	69,367
Noble Energy, Inc.	13,433	512,603
Occidental Petroleum Corp.	15,761	1,124,705
Repsol SA	9,828	131,244
Royal Dutch Shell plc, A Shares	12,940	328,873
Royal Dutch Shell plc ADR	4,940	267,600
Royal Dutch Shell plc, B Shares	22,866	606,101
RSP Permian, Inc.(1)	670	29,915
Scorpio Tankers, Inc.	4,234	17,910
Seven Generations Energy Ltd.(1)	3,035	69,905
SK Innovation Co. Ltd.	374	48,787
Spectra Energy Partners LP	1,779	75,590
Statoil ASA	15,910	272,651
TonenGeneral Sekiyu KK	2,000	19,038
TOTAL SA	20,074	956,437
TOTAL SA ADR	19,950	950,817
Tullow Oil plc(1)	50,660	188,763
World Fuel Services Corp.	4,594	204,249
		13,476,522
Paper and Forest Products†
KapStone Paper and Packaging Corp.	3,522	71,955
UPM-Kymmene Oyj	3,076	70,418
		142,373
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	4,635	360,140
Inter Parfums, Inc.	554	19,085
Kose Corp.	2,700	216,415
L'Oreal SA	1,330	227,016
Natural Health Trends Corp.	255	6,449
Nu Skin Enterprises, Inc., Class A	494	25,777
Unilever NV CVA	590	23,684
		878,566
Pharmaceuticals — 1.4%
Aerie Pharmaceuticals, Inc.(1)	258	9,585
Allergan plc(1)	1,596	310,103
AstraZeneca plc	2,076	107,783
Bristol-Myers Squibb Co.	11,250	634,950
Catalent, Inc.(1)	7,182	171,865
Daiichi Sankyo Co. Ltd.	1,800	37,477

30

	Shares/ Principal Amount	Value
Depomed, Inc.(1)	304	$5,806
Dermira, Inc.(1)	256	8,187
Eli Lilly & Co.	699	46,917
GlaxoSmithKline plc	23,892	447,060
Horizon Pharma plc(1)	1,193	23,621
Indivior plc	3,049	12,307
Johnson & Johnson	9,344	1,039,987
Medicines Co. (The)(1)	368	12,917
Merck & Co., Inc.	23,800	1,456,322
Mylan NV(1)	6,123	224,163
Nippon Shinyaku Co. Ltd.	1,200	55,802
Pacira Pharmaceuticals, Inc.(1)	251	7,994
Pfizer, Inc.	39,601	1,272,776
Roche Holding AG	3,672	818,769
Sanofi	1,339	108,011
STADA Arzneimittel AG	1,092	53,343
Supernus Pharmaceuticals, Inc.(1)	347	7,478
Teva Pharmaceutical Industries Ltd. ADR	4,360	164,372
TherapeuticsMD, Inc.(1)	892	5,298
UCB SA	2,910	187,209
Zoetis, Inc.	7,237	364,600
		7,594,702
Professional Services — 0.2%
Capita plc	1,815	11,911
Equifax, Inc.	2,137	244,580
FTI Consulting, Inc.(1)	663	28,310
Korn/Ferry International	1,056	26,801
On Assignment, Inc.(1)	679	28,036
RELX plc	4,980	85,676
Teleperformance	1,002	97,850
Temp Holdings Co. Ltd.	2,700	41,584
Verisk Analytics, Inc., Class A(1)	3,313	275,244
Yumeshin Holdings Co. Ltd.	4,900	31,994
		871,986
Real Estate Management and Development — 0.7%
Aroundtown Property Holdings plc	6,586	29,317
BR Malls Participacoes SA(1)	18,530	59,172
Bumi Serpong Damai Tbk PT	256,400	32,162
Cheung Kong Property Holdings Ltd.	28,500	195,107
China Overseas Land & Investment Ltd.	28,000	80,861
China Resources Land Ltd.	38,000	92,299
China Vanke Co. Ltd., H Shares	10,700	32,832
City Developments Ltd.	13,800	81,259
Corp. Inmobiliaria Vesta SAB de CV	35,254	42,097
Daito Trust Construction Co. Ltd.	2,800	435,033
Daiwa House Industry Co. Ltd.	1,700	48,323
Deutsche Wohnen AG	7,807	240,450

31

	Shares/ Principal Amount	Value
FirstService Corp.	566	$24,577
Global Logistic Properties Ltd.	26,000	37,367
Hufvudstaden AB, A Shares	10,193	155,170
Hulic Co. Ltd.	24,600	230,938
Inmobiliaria Colonial SA	15,041	100,844
Kerry Properties Ltd.	5,000	14,311
Leopalace21 Corp.	19,400	105,305
Longfor Properties Co. Ltd.	24,500	31,492
Mitsubishi Estate Co. Ltd.	23,000	463,498
New World Development Co. Ltd.	35,000	38,987
Nexity SA(1)	289	13,359
Realogy Holdings Corp.	3,653	88,220
Sponda Oyj	20,724	89,043
Sumitomo Realty & Development Co. Ltd.	5,000	138,062
Sun Hung Kai Properties Ltd.	9,000	117,772
Swire Properties Ltd.	18,400	55,628
UNITE Group plc (The)	12,105	84,665
Vonovia SE	5,169	166,707
Wharf Holdings Ltd. (The)	26,000	192,742
Wheelock & Co. Ltd.	6,000	35,660
		3,553,259
Road and Rail — 0.5%
Canadian Pacific Railway Ltd., New York Shares	1,642	251,636
Central Japan Railway Co.	1,000	163,280
CSX Corp.	9,136	327,160
DSV A/S	8,852	398,320
Go-Ahead Group plc	1,141	29,680
Heartland Express, Inc.	17,217	370,338
Kyushu Railway Co.(1)	200	5,178
Norfolk Southern Corp.	2,137	227,505
Union Pacific Corp.	6,390	647,499
		2,420,596
Semiconductors and Semiconductor Equipment — 1.5%
Applied Materials, Inc.	51,000	1,642,200
ASML Holding NV	5,062	523,727
BE Semiconductor Industries NV	275	9,124
Broadcom Ltd.	3,903	665,423
Cavium, Inc.(1)	2,582	147,252
Cypress Semiconductor Corp.	4,519	50,839
Disco Corp.	400	47,411
Exar Corp.(1)	5,057	50,519
Infineon Technologies AG	12,120	202,700
Inphi Corp.(1)	549	24,798
Integrated Device Technology, Inc.(1)	376	8,798
Intel Corp.	30,633	1,062,965
KLA-Tencor Corp.	2,299	183,552
Kulicke & Soffa Industries, Inc.(1)	2,467	38,066

32

	Shares/ Principal Amount	Value
Lam Research Corp.	5,465	$579,399
MACOM Technology Solutions Holdings, Inc.(1)	378	18,832
Marvell Technology Group Ltd.	10,686	153,237
Maxim Integrated Products, Inc.	16,509	648,308
Microsemi Corp.(1)	1,199	65,645
Monolithic Power Systems, Inc.	449	36,836
NVIDIA Corp.	4,781	440,808
QUALCOMM, Inc.	9,630	656,092
Semtech Corp.(1)	284	7,980
Sumco Corp.	2,600	28,476
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,761	52,284
Teradyne, Inc.	12,561	306,237
Texas Instruments, Inc.	1,608	118,880
Tower Semiconductor Ltd.(1)	782	14,145
Xilinx, Inc.	425	22,942
		7,807,475
Software — 2.0%
Adobe Systems, Inc.(1)	4,439	456,374
BroadSoft, Inc.(1)	797	33,075
CDK Global, Inc.	2,565	148,000
Citrix Systems, Inc.(1)	2,319	201,127
Electronic Arts, Inc.(1)	9,458	749,452
Ellie Mae, Inc.(1)	206	17,005
Gigamon, Inc.(1)	262	13,978
Guidewire Software, Inc.(1)	2,196	122,339
Konami Holdings Corp.	700	23,679
LINE Corp.(1)	5,500	212,010
LINE Corp. ADR(1)	803	31,068
Manhattan Associates, Inc.(1)	1,088	57,011
Mentor Graphics Corp.	1,247	45,578
Microsoft Corp.	53,663	3,233,732
Mobileye NV(1)	6,240	232,315
Oracle Corp.	47,348	1,902,916
Oracle Corp. Japan	300	14,947
Proofpoint, Inc.(1)	284	21,871
RealPage, Inc.(1)	1,268	36,265
RingCentral, Inc., Class A(1)	1,715	36,958
salesforce.com, Inc.(1)	5,131	369,432
SAP SE	4,130	345,272
ServiceNow, Inc.(1)	2,231	185,508
Splunk, Inc.(1)	6,245	359,837
Symantec Corp.	13,059	318,509
Synchronoss Technologies, Inc.(1)	1,349	65,400
Synopsys, Inc.(1)	847	51,227
Temenos Group AG(1)	4,130	285,976
Tyler Technologies, Inc.(1)	1,560	232,284

33

	Shares/ Principal Amount	Value
VMware, Inc., Class A(1)	7,949	$644,982
		10,448,127
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	3,934	667,678
AutoZone, Inc.(1)	243	190,313
Best Buy Co., Inc.	7,875	359,888
Burlington Stores, Inc.(1)	2,149	188,940
Camping World Holdings, Inc., Class A(1)	1,029	28,709
Children's Place, Inc. (The)	774	80,380
CST Brands, Inc.	6,244	299,899
Destination Maternity Corp.	929	6,224
Fast Retailing Co. Ltd.	600	207,526
Five Below, Inc.(1)	484	19,050
Genesco, Inc.(1)	385	24,332
Home Depot, Inc. (The)	2,837	367,108
Industria de Diseno Textil SA	10,150	347,198
Lowe's Cos., Inc.	2,190	154,505
Maisons du Monde SA(1)	1,414	36,791
MarineMax, Inc.(1)	1,259	23,669
Michaels Cos., Inc. (The)(1)	3,801	92,668
Nitori Holdings Co. Ltd.	3,200	333,971
O'Reilly Automotive, Inc.(1)	3,809	1,045,571
Penske Automotive Group, Inc.	715	35,686
Ross Stores, Inc.	7,199	486,580
TJX Cos., Inc. (The)	6,551	513,205
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	591	153,365
Urban Outfitters, Inc.(1)	3,891	122,956
Williams-Sonoma, Inc.	4,131	226,296
		6,012,508
Technology Hardware, Storage and Peripherals — 1.0%
Apple, Inc.	36,253	4,006,682
Canon, Inc.	3,200	91,213
Cray, Inc.(1)	1,813	34,991
Hewlett Packard Enterprise Co.	6,398	152,272
HP, Inc.	23,193	357,172
Lite-On Technology Corp.	15,000	23,672
Logitech International SA	2,276	56,077
NetApp, Inc.	4,790	175,123
Quanta Computer, Inc.	30,000	55,909
Samsung Electronics Co. Ltd.	43	64,221
Seiko Epson Corp.	4,500	90,193
		5,107,525
Textiles, Apparel and Luxury Goods — 0.4%
adidas AG	2,410	355,039
Carter's, Inc.	2,700	246,483
Cie Financiere Richemont SA	2,100	137,253
Coach, Inc.	8,364	304,366

34

	Shares/ Principal Amount	Value
Culp, Inc.	406	$13,702
HUGO BOSS AG	510	29,242
Kering	2,010	436,711
Pandora A/S	3,018	359,176
PRADA SpA	8,900	31,554
Ralph Lauren Corp.	1,838	192,273
Under Armour, Inc., Class A(1)	1,636	50,389
Under Armour, Inc., Class C(1)	2,996	77,237
		2,233,425
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	20,617	328,016
Essent Group Ltd.(1)	11,019	336,300
		664,316
Tobacco — 0.3%
Altria Group, Inc.	8,196	523,970
British American Tobacco plc	7,140	392,496
Imperial Brands plc	3,290	141,318
Philip Morris International, Inc.	3,708	327,342
		1,385,126
Trading Companies and Distributors — 0.3%
Ashtead Group plc	23,793	466,493
Bunzl plc	8,430	217,281
DXP Enterprises, Inc.(1)	867	29,209
GMS, Inc.(1)	1,434	36,008
Mitsubishi Corp.	1,400	30,244
MonotaRO Co. Ltd.	1,500	32,031
MRC Global, Inc.(1)	1,785	35,932
Rexel SA	18,500	286,069
SiteOne Landscape Supply, Inc.(1)	800	26,800
Toyota Tsusho Corp.	1,200	29,988
United Rentals, Inc.(1)	1,554	157,125
Wolseley plc	6,410	372,538
		1,719,718
Transportation Infrastructure†
Groupe Eurotunnel SE	18,000	158,342
Wireless Telecommunication Services — 0.1%
Drillisch AG	1,905	73,381
NTT DOCOMO, Inc.	16,700	383,032
StarHub Ltd.	11,100	22,303
Vodafone Group plc	29,203	70,849
		549,565
TOTAL COMMON STOCKS (Cost $198,814,008)		238,701,787
U.S. TREASURY SECURITIES — 18.3%
U.S. Treasury Bonds, 3.50%, 2/15/39	$2,096,000	2,303,185
U.S. Treasury Bonds, 4.375%, 11/15/39	10,000	12,403
U.S. Treasury Bonds, 2.875%, 5/15/43	920,000	892,705
35

	Shares/ Principal Amount	Value
U.S. Treasury Bonds, 3.75%, 11/15/43	$100,000	$113,959
U.S. Treasury Bonds, 3.00%, 11/15/44	30,000	29,765
U.S. Treasury Bonds, 2.50%, 2/15/45(3)	2,620,000	2,342,547
U.S. Treasury Bonds, 3.00%, 11/15/45	750,000	742,325
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	3,522,228	4,058,906
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	538,731	634,919
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	702,806	853,304
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	6,605,581	6,844,591
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	1,124,490	1,187,530
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	6,954,795	7,026,242
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	2,422,733	2,444,011
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	4,428,120	4,671,813
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	1,655,490	1,734,904
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	3,160,011	3,262,796
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,120,025	1,122,269
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	3,097,087	3,107,701
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	3,974,610	3,948,755
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23(3)	3,423,519	3,459,565
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	1,345,110	1,371,106
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	11,438,663	11,252,201
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	4,077,240	4,016,346
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	3,563,245	3,551,636
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/26	243,280	275,394
U.S. Treasury Notes, 0.75%, 10/31/17	600,000	599,531
U.S. Treasury Notes, 1.00%, 3/15/18	7,800,000	7,803,354
U.S. Treasury Notes, 2.625%, 4/30/18	37,000	37,840
U.S. Treasury Notes, 1.375%, 9/30/18	1,700,000	1,708,135
U.S. Treasury Notes, 1.25%, 12/15/18	1,500,000	1,503,311
U.S. Treasury Notes, 1.50%, 2/28/19	150,000	151,037
U.S. Treasury Notes, 1.625%, 7/31/19	350,000	352,789
U.S. Treasury Notes, 1.75%, 9/30/19	1,600,000	1,617,250
U.S. Treasury Notes, 1.50%, 11/30/19	1,440,000	1,443,375
U.S. Treasury Notes, 1.25%, 1/31/20	613,000	608,894
U.S. Treasury Notes, 1.50%, 5/31/20	300,000	299,144
U.S. Treasury Notes, 1.375%, 10/31/20	2,350,000	2,321,863
U.S. Treasury Notes, 2.00%, 11/30/20	250,000	252,739
U.S. Treasury Notes, 1.375%, 5/31/21	550,000	539,827
U.S. Treasury Notes, 2.00%, 10/31/21	2,150,000	2,159,742
U.S. Treasury Notes, 1.50%, 2/28/23	1,300,000	1,251,605
U.S. Treasury Notes, 1.375%, 6/30/23	1,550,000	1,475,225
U.S. Treasury Notes, 1.25%, 7/31/23	350,000	329,978
U.S. Treasury Notes, 1.375%, 8/31/23	1,790,000	1,699,172
TOTAL U.S. TREASURY SECURITIES (Cost $97,046,747)		97,415,689
CORPORATE BONDS — 12.1%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	60,000	59,013

36

		Shares/ Principal Amount	Value
Bombardier, Inc., 7.50%, 3/15/25(2)		$35,000	$31,287
Lockheed Martin Corp., 4.25%, 11/15/19		120,000	128,072
Lockheed Martin Corp., 3.55%, 1/15/26		50,000	51,351
TransDigm, Inc., 6.00%, 7/15/22		55,000	56,823
United Technologies Corp., 6.05%, 6/1/36		51,000	63,413
United Technologies Corp., 5.70%, 4/15/40		75,000	90,541
			480,500
Air Freight and Logistics†
XPO Logistics, Inc., 6.50%, 6/15/22(2)		25,000	25,969
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)		40,000	39,900
United Continental Holdings, Inc., 6.375%, 6/1/18		30,000	31,125
			71,025
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22		30,000	30,300
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		45,000	46,181
Tenneco, Inc., 5.00%, 7/15/26		40,000	39,414
ZF North America Capital, Inc., 4.75%, 4/29/25(2)		50,000	50,312
			166,207
Automobiles — 0.3%
American Honda Finance Corp., 1.50%, 9/11/17(2)		40,000	40,087
American Honda Finance Corp., 2.125%, 10/10/18		80,000	80,676
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	40,000	43,811
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		$50,000	50,725
Ford Motor Credit Co. LLC, 2.15%, 1/9/18		200,000	200,235
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		110,000	114,456
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		240,000	265,179
General Motors Co., 5.00%, 4/1/35		70,000	67,360
General Motors Financial Co., Inc., 3.25%, 5/15/18		60,000	60,613
General Motors Financial Co., Inc., 3.10%, 1/15/19		170,000	171,551
General Motors Financial Co., Inc., 3.20%, 7/6/21		190,000	187,909
General Motors Financial Co., Inc., 5.25%, 3/1/26		50,000	52,303
			1,334,905
Banks — 2.6%
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	30,000,000	324,923
Bank of America Corp., 5.75%, 12/1/17		$250,000	259,790
Bank of America Corp., 5.70%, 1/24/22		60,000	67,586
Bank of America Corp., 4.10%, 7/24/23		70,000	73,239
Bank of America Corp., MTN, 4.75%, 4/3/17	EUR	50,000	53,863
Bank of America Corp., MTN, 4.00%, 4/1/24		$120,000	124,109
Bank of America Corp., MTN, 4.20%, 8/26/24		130,000	132,219
Bank of America Corp., MTN, 4.00%, 1/22/25		90,000	89,980
Bank of America Corp., MTN, 5.00%, 1/21/44		60,000	65,022
Bank of America N.A., 5.30%, 3/15/17		810,000	818,968
Bank of Nova Scotia (The), 1.10%, 12/13/16		150,000	150,008
Bank of Nova Scotia (The), VRN, 1.27%, 12/13/16		1,100,000	1,100,176
Barclays Bank plc, 5.14%, 10/14/20		100,000	105,429

37

		Shares/ Principal Amount	Value
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	200,000	$244,276
Barclays plc, MTN, VRN, 2.625%, 11/11/20	EUR	200,000	207,854
BPCE SA, VRN, 2.75%, 7/8/21	EUR	300,000	325,936
Branch Banking & Trust Co., 3.625%, 9/16/25		$60,000	61,088
Branch Banking & Trust Co., 3.80%, 10/30/26		70,000	72,263
Capital One Financial Corp., 4.20%, 10/29/25		255,000	255,480
Citigroup, Inc., 1.75%, 5/1/18		170,000	169,781
Citigroup, Inc., 4.50%, 1/14/22		160,000	171,978
Citigroup, Inc., 4.05%, 7/30/22		50,000	51,658
Citigroup, Inc., 4.45%, 9/29/27		560,000	567,527
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	200,000	280,466
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	70,000	73,271
Cooperatieve Rabobank UA, MTN, 4.375%, 6/7/21	EUR	100,000	125,737
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$170,000	179,716
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21	EUR	100,000	109,751
European Financial Stability Facility, MTN, 1.875%, 5/23/23	EUR	240,000	285,659
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	480,000	583,259
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	95,000	128,255
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	307,000	378,250
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	420,000	607,102
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	350,000	422,261
Fifth Third Bancorp, 4.30%, 1/16/24		$60,000	62,374
Fifth Third Bank, 2.875%, 10/1/21		31,000	31,431
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/25	GBP	90,000	123,286
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	630,000	738,719
JPMorgan Chase & Co., 3.25%, 9/23/22		$70,000	70,864
JPMorgan Chase & Co., 3.875%, 9/10/24		610,000	617,483
JPMorgan Chase & Co., 3.125%, 1/23/25		240,000	235,325
KeyCorp, MTN, 2.30%, 12/13/18		120,000	121,041
Kreditanstalt fuer Wiederaufbau, 3.875%, 1/21/19	EUR	225,000	260,915
Kreditanstalt fuer Wiederaufbau, MTN, 4.625%, 1/4/23	EUR	475,000	650,581
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	80,000	126,383
Royal Bank of Canada, MTN, VRN, 1.21%, 1/23/17		$580,000	580,320
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		25,000	25,917
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	400,000	402,920
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	145,933
U.S. Bancorp, MTN, 3.00%, 3/15/22		$9,000	9,197
U.S. Bancorp, MTN, 3.60%, 9/11/24		24,000	24,548
U.S. Bank N.A., 2.80%, 1/27/25		250,000	244,819
Wells Fargo & Co., 4.125%, 8/15/23		100,000	103,570
Wells Fargo & Co., 3.00%, 4/22/26		180,000	172,643
Wells Fargo & Co., MTN, 2.60%, 7/22/20		130,000	130,649
Wells Fargo & Co., MTN, 2.25%, 9/3/20	EUR	100,000	113,708
Wells Fargo & Co., MTN, 3.55%, 9/29/25		$80,000	80,161
Wells Fargo & Co., MTN, 4.10%, 6/3/26		120,000	122,065

38

		Shares/ Principal Amount	Value
Wells Fargo & Co., MTN, 4.65%, 11/4/44		$115,000	$114,505
			13,976,237
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		130,000	131,623
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		200,000	201,343
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		180,000	192,878
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		30,000	33,525
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		180,000	177,377
Molson Coors Brewing Co., 3.00%, 7/15/26		100,000	94,250
			830,996
Biotechnology — 0.3%
AbbVie, Inc., 1.75%, 11/6/17		110,000	110,743
AbbVie, Inc., 2.90%, 11/6/22		195,000	192,460
AbbVie, Inc., 3.60%, 5/14/25		40,000	39,482
AbbVie, Inc., 4.40%, 11/6/42		130,000	122,185
AbbVie, Inc., 4.45%, 5/14/46		10,000	9,383
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(2)		35,000	33,425
Amgen, Inc., 4.66%, 6/15/51(2)		138,000	134,538
Biogen, Inc., 3.625%, 9/15/22		160,000	164,996
Celgene Corp., 3.25%, 8/15/22		90,000	91,052
Celgene Corp., 3.625%, 5/15/24		15,000	15,102
Celgene Corp., 3.875%, 8/15/25		130,000	132,215
Concordia International Corp., 7.00%, 4/15/23(2)		20,000	7,700
Concordia International Corp., 9.50%, 10/21/22(2)		10,000	4,400
Gilead Sciences, Inc., 4.40%, 12/1/21		110,000	118,879
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	232,143
			1,408,703
Building Products†
Masco Corp., 4.45%, 4/1/25		110,000	112,200
Capital Markets — 0.1%
ABN AMRO Bank NV, MTN, VRN, 2.875%, 6/30/20	EUR	100,000	111,207
Fidelity International Ltd., 7.125%, 2/13/24	GBP	100,000	154,730
Jefferies Group LLC, 5.125%, 4/13/18		$90,000	93,087
			359,024
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22		30,000	30,975
Blue Cube Spinco, Inc., 9.75%, 10/15/23		20,000	23,600
CF Industries, Inc., 3.45%, 6/1/23		10,000	9,080
Chemours Co. (The), 6.625%, 5/15/23		25,000	24,812
Dow Chemical Co. (The), 4.25%, 11/15/20		63,000	66,913
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43		30,000	28,290
Eastman Chemical Co., 3.60%, 8/15/22		6,000	6,164
Ecolab, Inc., 4.35%, 12/8/21		160,000	172,276
Hexion, Inc., 6.625%, 4/15/20		50,000	43,250
Huntsman International LLC, 5.125%, 11/15/22		25,000	25,500
INEOS Group Holdings SA, 5.625%, 8/1/24(2)		30,000	29,394
LyondellBasell Industries NV, 4.625%, 2/26/55		50,000	45,455

39

	Shares/ Principal Amount	Value
Mosaic Co. (The), 5.625%, 11/15/43	$60,000	$56,513
Platform Specialty Products Corp., 6.50%, 2/1/22(2)	20,000	19,850
Tronox Finance LLC, 6.375%, 8/15/20	20,000	18,325
WR Grace & Co-Conn, 5.125%, 10/1/21(2)	30,000	31,575
		631,972
Commercial Services and Supplies — 0.1%
ADT Corp. (The), 6.25%, 10/15/21	20,000	21,650
Clean Harbors, Inc., 5.25%, 8/1/20	25,000	25,575
Covanta Holding Corp., 5.875%, 3/1/24	35,000	34,213
Envision Healthcare Corp., 5.125%, 7/1/22(2)	25,000	24,750
Iron Mountain, Inc., 5.75%, 8/15/24	35,000	35,693
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(2)	35,000	37,712
Republic Services, Inc., 3.55%, 6/1/22	220,000	228,260
Waste Management, Inc., 4.10%, 3/1/45	70,000	69,573
		477,426
Communications Equipment†
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	25,000	26,312
Avaya, Inc., 7.00%, 4/1/19(2)	25,000	21,875
Cisco Systems, Inc., 5.90%, 2/15/39	27,000	34,020
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	25,000	26,188
		108,395
Construction and Engineering†
SBA Communications Corp., 4.875%, 7/15/22	35,000	35,117
Construction Materials†
Builders FirstSource, Inc., 10.75%, 8/15/23(2)	20,000	23,000
Builders FirstSource, Inc., 5.625%, 9/1/24(2)	10,000	10,100
Owens Corning, 4.20%, 12/15/22	90,000	93,379
Ply Gem Industries, Inc., 6.50%, 2/1/22	25,000	25,875
		152,354
Consumer Finance — 0.3%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	250,000	258,734
American Express Co., 1.55%, 5/22/18	60,000	59,910
American Express Credit Corp., 2.60%, 9/14/20	60,000	60,499
American Express Credit Corp., MTN, 2.25%, 5/5/21	70,000	69,281
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	251,023
CIT Group, Inc., 5.00%, 8/15/22	75,000	78,281
Discover Bank, 2.00%, 2/21/18	31,000	31,019
Discover Financial Services, 3.75%, 3/4/25	200,000	194,278
Equifax, Inc., 3.30%, 12/15/22	100,000	101,665
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	20,000	21,000
Navient Corp., 5.00%, 10/26/20	70,000	70,788
Navient Corp., 5.50%, 1/25/23	10,000	9,538
PNC Bank N.A., 6.00%, 12/7/17	340,000	354,393
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	50,000	52,250
Synchrony Financial, 2.60%, 1/15/19	60,000	60,252

40

		Shares/ Principal Amount	Value
Synchrony Financial, 3.00%, 8/15/19		$50,000	$50,726
			1,723,637
Containers and Packaging — 0.1%
AEP Industries, Inc., 8.25%, 4/15/19		28,000	28,747
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 6/30/21(2)		85,000	86,063
Ball Corp., 4.00%, 11/15/23		60,000	58,988
Berry Plastics Corp., 5.125%, 7/15/23		35,000	35,481
BWAY Holding Co., 9.125%, 8/15/21(2)		25,000	26,125
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		135,000	137,363
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20		35,000	36,050
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.25%, 2/15/21		12,138	12,538
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(2)		25,000	26,459
Sealed Air Corp., 5.125%, 12/1/24(2)		35,000	35,700
WestRock RKT Co., 3.50%, 3/1/20		80,000	81,637
			565,151
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		70,000	68,525
Service Corp. International / US, 5.375%, 5/15/24		35,000	36,571
			105,096
Diversified Financial Services — 1.4%
Ally Financial, Inc., 3.60%, 5/21/18		120,000	120,900
Ally Financial, Inc., 4.125%, 2/13/22		105,000	102,900
Ally Financial, Inc., 4.625%, 3/30/25		30,000	29,119
Ally Financial, Inc., 5.75%, 11/20/25		70,000	69,387
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	100,000	105,780
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	200,000	215,354
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	159,034
GE Capital European Funding Unlimited Co., MTN, 5.375%, 1/23/20	EUR	200,000	247,943
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		$286,000	285,931
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		130,000	130,833
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		150,000	152,283
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		50,000	50,254
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	70,991
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$540,000	610,132
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		15,000	15,533
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		155,000	156,946
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		150,000	146,882
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		90,000	94,145
Gulf Gate Apartments, VRN, 0.75%, 12/8/16 (Acquired 9/29/03 - 11/10/03, Cost $3,000,000)(4)		3,000,000	3,000,000
HSBC Holdings plc, 4.30%, 3/8/26		200,000	205,391
HUB International Ltd., 7.875%, 10/1/21(2)		30,000	30,713

41

		Shares/ Principal Amount	Value
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		$50,000	$48,562
Morgan Stanley, 5.00%, 11/24/25		270,000	288,694
Morgan Stanley, MTN, 6.625%, 4/1/18		330,000	350,289
Morgan Stanley, MTN, 5.625%, 9/23/19		250,000	271,742
Morgan Stanley, MTN, 2.50%, 4/21/21		50,000	49,471
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	253,487
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21		15,000	15,188
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20	EUR	100,000	109,177
			7,387,061
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 5.00%, 3/1/21		$150,000	161,803
AT&T, Inc., 3.60%, 2/17/23		90,000	90,164
AT&T, Inc., 4.45%, 4/1/24		50,000	51,992
AT&T, Inc., 3.40%, 5/15/25		90,000	86,647
AT&T, Inc., 2.60%, 12/17/29	EUR	100,000	111,211
AT&T, Inc., 6.55%, 2/15/39		$171,000	198,516
AT&T, Inc., 4.30%, 12/15/42		130,000	113,796
British Telecommunications plc, 5.95%, 1/15/18		230,000	240,548
CenturyLink, Inc., 5.625%, 4/1/20		50,000	52,250
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)		20,000	21,000
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)		180,000	180,433
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		19,000	20,574
Frontier Communications Corp., 8.50%, 4/15/20		20,000	20,850
Frontier Communications Corp., 10.50%, 9/15/22		85,000	87,869
Frontier Communications Corp., 11.00%, 9/15/25		45,000	45,281
Hughes Satellite Systems Corp., 5.25%, 8/1/26(2)		25,000	23,719
Intelsat Jackson Holdings SA, 7.25%, 4/1/19		70,000	55,300
Level 3 Financing, Inc., 5.375%, 8/15/22		35,000	35,700
Orange SA, 4.125%, 9/14/21		120,000	127,470
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	100,000	111,246
Telecom Italia Capital SA, 6.375%, 11/15/33		$45,000	43,200
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	100,000	107,555
Verizon Communications, Inc., 3.65%, 9/14/18		$38,000	39,198
Verizon Communications, Inc., 2.45%, 11/1/22		10,000	9,689
Verizon Communications, Inc., 5.15%, 9/15/23		27,000	29,908
Verizon Communications, Inc., 2.625%, 8/15/26		60,000	55,373
Verizon Communications, Inc., 5.05%, 3/15/34		340,000	355,881
Verizon Communications, Inc., 4.40%, 11/1/34		40,000	39,072
Verizon Communications, Inc., 4.75%, 11/1/41		15,000	14,662
Verizon Communications, Inc., 4.86%, 8/21/46		57,000	57,362
Verizon Communications, Inc., 5.01%, 8/21/54		107,000	106,014
Windstream Services LLC, 7.75%, 10/15/20		40,000	40,825
			2,735,108

42

		Shares/ Principal Amount	Value
Electric Utilities†
Terna Rete Elettrica Nazionale SpA, MTN, 2.875%, 2/16/18	EUR	100,000	$109,694
Electronic Equipment, Instruments and Components†
Sanmina Corp., 4.375%, 6/1/19(2)		$25,000	25,812
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21		15,000	13,463
Halliburton Co., 3.80%, 11/15/25		120,000	120,572
SESI LLC, 6.375%, 5/1/19		10,000	9,925
Transocean, Inc., 4.25%, 10/15/17		25,000	25,112
Transocean, Inc., 9.00%, 7/15/23(2)		15,000	15,225
Weatherford International Ltd., 7.75%, 6/15/21		10,000	9,813
Weatherford International Ltd., 4.50%, 4/15/22		50,000	43,750
			237,860
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20		40,000	42,977
American Tower Corp., 3.375%, 10/15/26		150,000	142,059
AvalonBay Communities, Inc., MTN, 2.90%, 10/15/26		50,000	47,318
Boston Properties LP, 3.65%, 2/1/26		40,000	39,845
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23		50,000	52,625
CoreCivic, Inc., 4.125%, 4/1/20		15,000	14,963
Crown Castle International Corp., 5.25%, 1/15/23		10,000	10,908
Crown Castle International Corp., 4.45%, 2/15/26		80,000	82,332
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21		25,000	25,875
DDR Corp., 3.625%, 2/1/25		80,000	77,276
Equinix, Inc., 5.375%, 4/1/23		35,000	36,094
Essex Portfolio LP, 3.625%, 8/15/22		90,000	92,420
Essex Portfolio LP, 3.25%, 5/1/23		30,000	29,892
Hospitality Properties Trust, 4.65%, 3/15/24		160,000	158,794
Kilroy Realty LP, 3.80%, 1/15/23		110,000	110,733
Kilroy Realty LP, 4.375%, 10/1/25		30,000	30,825
Kimco Realty Corp., 2.80%, 10/1/26		80,000	74,394
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24(2)		20,000	21,000
Simon Property Group LP, 3.25%, 11/30/26		50,000	49,143
Welltower, Inc., 3.75%, 3/15/23		100,000	101,768
			1,241,241
Financial Services†
PetSmart, Inc., 7.125%, 3/15/23(2)		60,000	61,575
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(2)		40,000	44,400
			105,975
Food and Staples Retailing — 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24(2)		25,000	25,902
CVS Health Corp., 3.50%, 7/20/22		110,000	113,007
CVS Health Corp., 5.125%, 7/20/45		60,000	65,910
Dollar General Corp., 3.25%, 4/15/23		100,000	99,170

43

	Shares/ Principal Amount	Value
Dollar Tree, Inc., 5.75%, 3/1/23	$15,000	$16,012
Horizon Pharma, Inc., 6.625%, 5/1/23	20,000	18,950
Kroger Co. (The), 3.30%, 1/15/21	170,000	174,392
Kroger Co. (The), 3.875%, 10/15/46	50,000	44,517
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(2)	200,000	196,739
Rite Aid Corp., 6.125%, 4/1/23(2)	50,000	53,632
SUPERVALU, Inc., 6.75%, 6/1/21	10,000	9,950
Sysco Corp., 3.30%, 7/15/26	40,000	39,149
Target Corp., 2.50%, 4/15/26	100,000	95,016
Wal-Mart Stores, Inc., 2.55%, 4/11/23	150,000	148,592
Wal-Mart Stores, Inc., 5.625%, 4/1/40	120,000	148,866
		1,249,804
Food Products — 0.1%
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(2)	55,000	54,175
Kraft Heinz Foods Co., 3.95%, 7/15/25	50,000	51,004
Kraft Heinz Foods Co., 5.00%, 6/4/42	90,000	92,871
Kraft Heinz Foods Co., 5.20%, 7/15/45	70,000	74,663
Kraft Heinz Foods Co., 4.375%, 6/1/46	70,000	66,552
Nature's Bounty Co. (The), 7.625%, 5/15/21(2)	15,000	14,831
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)	50,000	50,125
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21	25,000	25,688
Post Holdings, Inc., 5.00%, 8/15/26(2)	45,000	42,795
Smithfield Foods, Inc., 6.625%, 8/15/22	30,000	31,763
		504,467
Gas Utilities — 0.4%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 12/15/20	40,000	40,900
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	137,246
Enbridge, Inc., 4.00%, 10/1/23	70,000	70,270
Enbridge, Inc., 4.50%, 6/10/44	60,000	53,340
Energy Transfer Equity LP, 5.875%, 1/15/24	25,000	25,938
Energy Transfer Equity LP, 5.50%, 6/1/27	15,000	14,766
Energy Transfer Partners LP, 4.15%, 10/1/20	110,000	113,807
Energy Transfer Partners LP, 5.20%, 2/1/22	50,000	53,642
Energy Transfer Partners LP, 3.60%, 2/1/23	110,000	106,956
Energy Transfer Partners LP, 6.50%, 2/1/42	80,000	83,135
Enterprise Products Operating LLC, 4.85%, 3/15/44	220,000	210,757
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	35,000	35,962
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	200,000	209,303
Kinder Morgan, Inc., 4.30%, 6/1/25	40,000	40,381
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	110,781
MPLX LP, 4.875%, 12/1/24	25,000	25,284
MPLX LP, 4.875%, 6/1/25	168,000	169,053
NGPL PipeCo LLC, 7.12%, 12/15/17(2)	25,000	26,063

44

	Shares/ Principal Amount	Value
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	$160,000	$160,222
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	25,000	25,847
Rockies Express Pipeline LLC, 5.625%, 4/15/20(2)	35,000	36,487
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	65,000	68,006
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	170,000	165,756
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	35,000	33,163
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25(2)	20,000	19,788
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	25,000	26,875
TransCanada PipeLines Ltd., 2.50%, 8/1/22	19,000	18,545
Williams Cos., Inc. (The), 3.70%, 1/15/23	80,000	75,800
Williams Cos., Inc. (The), 4.55%, 6/24/24	70,000	68,600
Williams Partners LP, 4.125%, 11/15/20	20,000	20,471
Williams Partners LP, 5.10%, 9/15/45	60,000	54,480
		2,301,624
Health Care Equipment and Supplies — 0.2%
Abbott Laboratories, 3.75%, 11/30/26	120,000	118,360
Alere, Inc., 6.50%, 6/15/20	45,000	45,000
Becton Dickinson and Co., 3.73%, 12/15/24	180,000	184,439
Kinetic Concepts, Inc. / KCI USA, Inc., 9.625%, 10/1/21(2)	10,000	9,463
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(2)	70,000	63,700
Medtronic, Inc., 2.50%, 3/15/20	70,000	70,776
Medtronic, Inc., 3.50%, 3/15/25	12,000	12,310
Medtronic, Inc., 4.375%, 3/15/35	190,000	196,912
St. Jude Medical, Inc., 2.00%, 9/15/18	40,000	40,160
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	93,000	96,524
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	35,000	35,600
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	60,000	66,533
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	60,000	60,001
		999,778
Health Care Providers and Services — 0.3%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	35,000	34,037
Aetna, Inc., 2.75%, 11/15/22	90,000	89,349
Aetna, Inc., 4.375%, 6/15/46	70,000	68,955
Amsurg Corp., 5.625%, 7/15/22	45,000	46,228
Ascension Health, 3.95%, 11/15/46	30,000	28,842
Centene Corp., 5.625%, 2/15/21	25,000	25,813
Centene Corp., 6.125%, 2/15/24	35,000	35,651
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	20,000	18,138
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	50,000	33,625
DaVita, Inc., 5.75%, 8/15/22	15,000	15,619
DaVita, Inc., 5.125%, 7/15/24	50,000	49,469
DaVita, Inc., 5.00%, 5/1/25	10,000	9,775
Express Scripts Holding Co., 3.40%, 3/1/27	190,000	180,133

45

	Shares/ Principal Amount	Value
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(2)	$50,000	$50,250
HCA, Inc., 3.75%, 3/15/19	250,000	256,750
HCA, Inc., 4.75%, 5/1/23	105,000	106,050
HCA, Inc., 5.375%, 2/1/25	90,000	88,200
HCA, Inc., 4.50%, 2/15/27	15,000	14,175
HealthSouth Corp., 5.75%, 11/1/24	15,000	15,113
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	40,000	35,200
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	30,000	30,977
Kindred Healthcare, Inc., 8.00%, 1/15/20	20,000	19,150
LifePoint Health, Inc., 5.50%, 12/1/21	10,000	10,231
Mylan NV, 3.95%, 6/15/26(2)	70,000	65,666
NYU Hospitals Center, 4.43%, 7/1/42	70,000	67,153
Tenet Healthcare Corp., 5.00%, 3/1/19	45,000	43,087
Tenet Healthcare Corp., 6.00%, 10/1/20	25,000	25,484
Tenet Healthcare Corp., 4.50%, 4/1/21	10,000	9,750
Tenet Healthcare Corp., 8.125%, 4/1/22	35,000	32,113
Tenet Healthcare Corp., 6.75%, 6/15/23	20,000	17,150
UnitedHealth Group, Inc., 2.875%, 3/15/22	120,000	121,801
UnitedHealth Group, Inc., 3.75%, 7/15/25	50,000	51,928
UnitedHealth Group, Inc., 4.25%, 3/15/43	80,000	79,650
Universal Health Services, Inc., 5.00%, 6/1/26(2)	20,000	19,850
		1,795,362
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 6.00%, 4/1/22(2)	45,000	47,025
Aramark Services, Inc., 5.125%, 1/15/24(2)	15,000	15,438
Boyd Gaming Corp., 6.875%, 5/15/23	10,000	10,725
Boyd Gaming Corp., 6.375%, 4/1/26(2)	25,000	26,188
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.00%, 10/1/20	35,000	36,750
Eldorado Resorts, Inc., 7.00%, 8/1/23	25,000	26,563
FelCor Lodging LP, 5.625%, 3/1/23	10,000	10,225
Golden Nugget, Inc., 8.50%, 12/1/21(2)	35,000	36,837
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(2)	70,000	68,950
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	40,000	41,302
International Game Technology plc, 6.25%, 2/15/22(2)	35,000	37,362
International Game Technology plc, 6.50%, 2/15/25(2)	35,000	37,362
McDonald's Corp., MTN, 3.375%, 5/26/25	60,000	59,029
MGM Resorts International, 5.25%, 3/31/20	30,000	31,556
MGM Resorts International, 6.00%, 3/15/23	50,000	53,875
MGM Resorts International, 4.625%, 9/1/26	10,000	9,575
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(2)	10,000	10,225
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	85,000	91,587
Scientific Games International, Inc., 7.00%, 1/1/22(2)	50,000	53,000
Scientific Games International, Inc., 10.00%, 12/1/22	20,000	18,850

46

		Shares/ Principal Amount	Value
Station Casinos LLC, 7.50%, 3/1/21		$35,000	$36,685
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)		30,000	29,663
Yum! Brands, Inc., 3.75%, 11/1/21		25,000	25,250
			814,022
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23		25,000	25,125
CalAtlantic Group, Inc., 5.375%, 10/1/22		10,000	10,251
KB Home, 4.75%, 5/15/19		15,000	15,263
KB Home, 7.00%, 12/15/21		15,000	15,998
Lennar Corp., 4.75%, 4/1/21		30,000	30,975
Lennar Corp., 4.75%, 5/30/25		20,000	19,250
Newell Brands, Inc., 4.20%, 4/1/26		50,000	52,097
Newell Brands, Inc., 5.50%, 4/1/46		60,000	67,612
PulteGroup, Inc., 5.50%, 3/1/26		20,000	19,900
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)		30,000	29,325
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(2)		55,000	55,687
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		40,000	40,750
WCI Communities, Inc., 6.875%, 8/15/21		25,000	26,375
William Lyon Homes, Inc., 8.50%, 11/15/20		40,000	41,800
			450,408
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(2)		25,000	25,062
Spectrum Brands, Inc., 5.75%, 7/15/25		50,000	52,125
			77,187
Industrial Conglomerates — 0.1%
General Electric Co., 2.70%, 10/9/22		90,000	90,490
General Electric Co., 4.125%, 10/9/42		60,000	59,832
General Electric Co., MTN, 2.30%, 4/27/17		33,000	33,164
General Electric Co., MTN, 5.625%, 9/15/17		51,000	52,773
General Electric Co., MTN, 4.375%, 9/16/20		154,000	165,995
General Electric Co., MTN, 4.65%, 10/17/21		100,000	110,249
HD Supply, Inc., 5.25%, 12/15/21(2)		30,000	31,762
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(2)		50,000	50,625
Wise Metals Group LLC / Wise Alloys Finance Corp., 8.75%, 12/15/18(2)		20,000	20,850
			615,740
Insurance — 0.6%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.50%, 5/15/21		55,000	56,856
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	200,000	244,680
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	100,000	115,459
American International Group, Inc., 4.125%, 2/15/24		$240,000	249,849
American International Group, Inc., 4.50%, 7/16/44		70,000	68,340

47

		Shares/ Principal Amount	Value
Aquarius & Investments plc for Zurich Insurance Co. Ltd., MTN, VRN, 4.25%, 10/2/23	EUR	100,000	$115,929
Assicurazioni Generali SpA, VRN, 6.42%, 2/8/22	GBP	50,000	62,118
AXA SA, 7.125%, 12/15/20	GBP	110,000	166,084
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		$15,000	16,163
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		70,000	71,534
Berkshire Hathaway, Inc., 2.75%, 3/15/23		50,000	49,821
Berkshire Hathaway, Inc., 4.50%, 2/11/43		110,000	116,125
Chubb INA Holdings, Inc., 3.15%, 3/15/25		120,000	120,020
Chubb INA Holdings, Inc., 3.35%, 5/3/26		60,000	60,364
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	300,000	314,357
Genworth Holdings, Inc., 7.625%, 9/24/21		$20,000	18,700
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		30,000	33,193
International Lease Finance Corp., 3.875%, 4/15/18		120,000	122,640
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)		110,000	107,697
Lincoln National Corp., 6.25%, 2/15/20		60,000	66,218
Markel Corp., 4.90%, 7/1/22		120,000	129,404
Markel Corp., 3.625%, 3/30/23		30,000	30,201
MetLife, Inc., 4.125%, 8/13/42		9,000	8,680
MetLife, Inc., 4.875%, 11/13/43		70,000	75,244
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)		100,000	100,434
Principal Financial Group, Inc., 3.30%, 9/15/22		50,000	50,863
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		12,000	13,127
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		130,000	148,472
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)		60,000	60,753
Travelers Cos., Inc. (The), 4.30%, 8/25/45		30,000	31,119
Voya Financial, Inc., 5.70%, 7/15/43		110,000	118,079
WR Berkley Corp., 4.625%, 3/15/22		80,000	85,856
WR Berkley Corp., 4.75%, 8/1/44		50,000	48,752
			3,077,131
Internet Software and Services†
Match Group, Inc., 6.75%, 12/15/22		30,000	31,612
Netflix, Inc., 5.75%, 3/1/24		35,000	37,100
VeriSign, Inc., 4.625%, 5/1/23		25,000	25,563
			94,275
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23		25,000	25,188
Fidelity National Information Services, Inc., 3.50%, 4/15/23		70,000	70,827
Fidelity National Information Services, Inc., 3.00%, 8/15/26		90,000	83,917
First Data Corp., 7.00%, 12/1/23(2)		65,000	68,210
First Data Corp., 5.00%, 1/15/24(2)		85,000	86,062
First Data Corp., 5.75%, 1/15/24(2)		15,000	15,244
Xerox Corp., 2.95%, 3/15/17		50,000	50,189
			399,637
Machinery†
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22		16,000	16,136

48

	Shares/ Principal Amount	Value
CNH Industrial Capital LLC, 3.375%, 7/15/19	$25,000	$25,062
		41,198
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	65,000	63,375
Media — 0.7%
21st Century Fox America, Inc., 3.70%, 10/15/25	30,000	30,558
21st Century Fox America, Inc., 6.90%, 8/15/39	70,000	88,543
21st Century Fox America, Inc., 4.75%, 9/15/44	12,000	12,016
21st Century Fox America, Inc., 4.75%, 11/15/46(2)	20,000	20,241
Altice Financing SA, 6.625%, 2/15/23(2)	70,000	71,225
Altice Financing SA, 7.50%, 5/15/26(2)	35,000	35,672
Altice Luxembourg SA, 7.75%, 5/15/22(2)	50,000	52,500
Altice US Finance I Corp., 5.50%, 5/15/26(2)	25,000	24,781
AMC Entertainment, Inc., 5.75%, 6/15/25	25,000	25,313
CBS Corp., 3.50%, 1/15/25	80,000	79,119
CBS Corp., 4.85%, 7/1/42	50,000	48,824
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	170,000	176,800
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(2)	100,000	103,000
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(2)	25,000	24,750
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25(2)	290,000	302,823
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45(2)	20,000	22,477
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	45,000	44,550
Comcast Corp., 6.40%, 5/15/38	110,000	140,212
Comcast Corp., 4.75%, 3/1/44	120,000	126,675
CSC Holdings LLC, 10.125%, 1/15/23(2)	5,000	5,769
CSC Holdings LLC, 6.625%, 10/15/25(2)	50,000	54,125
CSC Holdings LLC, 7.625%, 7/15/18	10,000	10,625
CSC Holdings LLC, 6.75%, 11/15/21	45,000	47,419
CSC Holdings LLC, 5.50%, 4/15/27(2)	20,000	19,900
Discovery Communications LLC, 5.625%, 8/15/19	130,000	141,123
Discovery Communications LLC, 3.25%, 4/1/23	7,000	6,823
Discovery Communications LLC, 4.90%, 3/11/26	50,000	52,503
DISH DBS Corp., 6.75%, 6/1/21	25,000	26,937
DISH DBS Corp., 5.00%, 3/15/23	15,000	14,850
DISH DBS Corp., 5.875%, 11/15/24	70,000	71,225
Gray Television, Inc., 5.125%, 10/15/24(2)	25,000	23,438
iHeartCommunications, Inc., 9.00%, 3/1/21	50,000	37,062
Lamar Media Corp., 5.00%, 5/1/23	30,000	30,675
Lamar Media Corp., 5.375%, 1/15/24	50,000	51,750
NBCUniversal Media LLC, 4.375%, 4/1/21	140,000	151,045
NBCUniversal Media LLC, 2.875%, 1/15/23	60,000	60,009
Nexstar Escrow Corp., 5.625%, 8/1/24(2)	25,000	24,813

49

	Shares/ Principal Amount	Value
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	$120,000	$122,850
Omnicom Group, Inc., 3.60%, 4/15/26	130,000	129,384
Regal Entertainment Group, 5.75%, 3/15/22	30,000	31,575
RR Donnelley & Sons Co., 6.00%, 4/1/24	25,000	22,688
SFR Group SA, 6.00%, 5/15/22(2)	60,000	60,675
SFR Group SA, 7.375%, 5/1/26(2)	35,000	35,044
Sinclair Television Group, Inc., 5.375%, 4/1/21	30,000	30,975
Sirius XM Radio, Inc., 4.625%, 5/15/23(2)	15,000	14,794
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)	50,000	50,281
TEGNA, Inc., 5.50%, 9/15/24(2)	30,000	30,562
Time Warner Cable LLC, 4.50%, 9/15/42	110,000	97,182
Time Warner, Inc., 3.60%, 7/15/25	50,000	49,477
Time Warner, Inc., 3.80%, 2/15/27(5)	100,000	99,596
Time Warner, Inc., 7.70%, 5/1/32	110,000	145,347
Time Warner, Inc., 5.35%, 12/15/43	50,000	52,654
Univision Communications, Inc., 5.125%, 2/15/25(2)	45,000	42,806
Viacom, Inc., 3.125%, 6/15/22	60,000	59,675
Viacom, Inc., 4.25%, 9/1/23	80,000	82,306
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)	95,000	92,269
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	12,000	11,882
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	80,000	81,307
WideOpenWest Finance LLC / WideOpenWest Capital Corp., 10.25%, 7/15/19	15,000	15,825
Wind Acquisition Finance SA, 4.75%, 7/15/20(2)	25,000	25,125
Wind Acquisition Finance SA, 7.375%, 4/23/21(2)	25,000	25,562
WMG Acquisition Corp., 5.625%, 4/15/22(2)	41,000	42,384
		3,712,395
Metals and Mining — 0.2%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)	20,000	21,500
Aleris International, Inc., 9.50%, 4/1/21(2)	10,000	10,750
Allegheny Technologies, Inc., 5.95%, 1/15/21	30,000	27,750
Anglo American Capital plc, 3.625%, 5/14/20(2)	10,000	10,050
Anglo American Capital plc, 4.875%, 5/14/25(2)	25,000	25,500
ArcelorMittal, 6.50%, 3/1/21	80,000	87,200
Arconic, Inc., 5.125%, 10/1/24	50,000	51,250
Barrick North America Finance LLC, 4.40%, 5/30/21	66,000	70,128
Barrick North America Finance LLC, 5.75%, 5/1/43	30,000	32,094
Cliffs Natural Resources, Inc., 8.25%, 3/31/20(2)	25,000	27,563
First Quantum Minerals Ltd., 6.75%, 2/15/20(2)	30,000	29,812
Freeport-McMoRan, Inc., 3.55%, 3/1/22	55,000	52,382
Freeport-McMoRan, Inc., 3.875%, 3/15/23	5,000	4,697
Freeport-McMoRan, Inc., 5.40%, 11/14/34	55,000	48,400
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	70,000	73,318
HudBay Minerals, Inc., 9.50%, 10/1/20	20,000	21,063
Kinross Gold Corp., 5.125%, 9/1/21	10,000	10,100
Lundin Mining Corp., 7.875%, 11/1/22(2)	20,000	21,700

50

		Shares/ Principal Amount	Value
Novelis Corp., 5.875%, 9/30/26(2)		$45,000	$45,056
Steel Dynamics, Inc., 6.125%, 8/15/19		30,000	31,021
Steel Dynamics, Inc., 5.25%, 4/15/23		30,000	31,275
Steel Dynamics, Inc., 5.00%, 12/15/26(5)		50,000	50,375
Teck Resources Ltd., 4.75%, 1/15/22		45,000	45,787
United States Steel Corp., 7.375%, 4/1/20		25,000	26,510
			855,281
Mortgage Real Estate Investment Trusts (REITs)†
iStar, Inc., 5.00%, 7/1/19		25,000	24,656
Multi-Utilities — 0.6%
AES Corp., 4.875%, 5/15/23		85,000	82,875
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24		60,000	59,550
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		25,000	24,992
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		80,000	81,446
Calpine Corp., 5.375%, 1/15/23		25,000	24,260
Calpine Corp., 5.75%, 1/15/25		90,000	86,288
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42		20,000	18,588
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		60,000	57,709
Constellation Energy Group, Inc., 5.15%, 12/1/20		120,000	130,236
Dominion Resources, Inc., 6.40%, 6/15/18		190,000	202,599
Dominion Resources, Inc., 2.75%, 9/15/22		80,000	79,166
Dominion Resources, Inc., 3.625%, 12/1/24		80,000	80,643
Dominion Resources, Inc., 4.90%, 8/1/41		70,000	72,700
Duke Energy Florida LLC, 6.35%, 9/15/37		170,000	219,874
Duke Energy Florida LLC, 3.85%, 11/15/42		80,000	75,542
Duke Energy Progress LLC, 4.15%, 12/1/44		9,000	8,925
Dynegy, Inc., 7.375%, 11/1/22		60,000	57,300
Edison International, 3.75%, 9/15/17		110,000	111,999
Engie SA, VRN, 4.75%, 7/10/21	EUR	100,000	118,108
Exelon Corp., 4.45%, 4/15/46		$30,000	29,118
Exelon Generation Co. LLC, 4.25%, 6/15/22		60,000	62,435
Exelon Generation Co. LLC, 5.60%, 6/15/42		40,000	37,984
FirstEnergy Corp., 4.25%, 3/15/23		120,000	124,437
GenOn Energy, Inc., 9.875%, 10/15/20		15,000	10,125
Georgia Power Co., 4.30%, 3/15/42		50,000	49,961
MidAmerican Energy Co., 4.40%, 10/15/44		100,000	105,090
NiSource Finance Corp., 5.65%, 2/1/45		70,000	81,414
NRG Energy, Inc., 6.25%, 7/15/22		100,000	100,750
Pacific Gas & Electric Co., 4.00%, 12/1/46(5)		45,000	43,817
Potomac Electric Power Co., 3.60%, 3/15/24		70,000	72,541
Progress Energy, Inc., 3.15%, 4/1/22		60,000	60,944
RWE AG, VRN, 3.50%, 4/21/25	EUR	200,000	178,095
Sempra Energy, 2.875%, 10/1/22		$130,000	129,701
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		30,000	27,559
Southern Power Co., 5.15%, 9/15/41		40,000	40,361

51

		Shares/ Principal Amount	Value
SSE plc, VRN, 2.375%, 4/1/21	EUR	100,000	$103,889
Talen Energy Supply LLC, 4.625%, 7/15/19(2)		$35,000	33,469
Virginia Electric & Power Co., 4.45%, 2/15/44		50,000	52,530
Xcel Energy, Inc., 3.35%, 12/1/26(5)		40,000	39,990
Xcel Energy, Inc., 4.80%, 9/15/41		30,000	31,848
			3,008,858
Multiline Retail†
J.C. Penney Corp., Inc., 5.65%, 6/1/20		25,000	25,000
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		120,000	114,069
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(2)		20,000	15,900
			154,969
Oil, Gas and Consumable Fuels — 0.6%
Anadarko Petroleum Corp., 5.55%, 3/15/26		40,000	43,720
Anadarko Petroleum Corp., 6.45%, 9/15/36		60,000	67,570
Antero Resources Corp., 5.125%, 12/1/22		55,000	56,100
Apache Corp., 4.75%, 4/15/43		50,000	49,462
BP Capital Markets plc, 4.50%, 10/1/20		40,000	42,946
BP Capital Markets plc, 2.75%, 5/10/23		100,000	97,670
California Resources Corp., 8.00%, 12/15/22(2)		30,000	24,300
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21		25,000	20,563
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		45,000	46,687
Cenovus Energy, Inc., 5.70%, 10/15/19		5,000	5,321
Cenovus Energy, Inc., 6.75%, 11/15/39		30,000	31,602
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24(2)		20,000	21,512
Chesapeake Energy Corp., 8.00%, 12/15/22(2)		35,000	36,313
Chevron Corp., 2.10%, 5/16/21		100,000	98,899
Cimarex Energy Co., 4.375%, 6/1/24		100,000	102,599
Concho Resources, Inc., 6.50%, 1/15/22		50,000	51,937
Concho Resources, Inc., 5.50%, 10/1/22		20,000	20,825
Concho Resources, Inc., 5.50%, 4/1/23		80,000	82,652
ConocoPhillips Holding Co., 6.95%, 4/15/29		40,000	49,021
CONSOL Energy, Inc., 5.875%, 4/15/22		25,000	24,125
Continental Resources, Inc., 5.00%, 9/15/22		25,000	25,031
Continental Resources, Inc., 3.80%, 6/1/24		80,000	74,400
Continental Resources, Inc., 4.90%, 6/1/44		15,000	12,825
Denbury Resources, Inc., 4.625%, 7/15/23		15,000	11,625
Diamondback Energy, Inc., 4.75%, 11/1/24(2)		25,000	25,063
Ecopetrol SA, 5.875%, 9/18/23		50,000	51,775
Encana Corp., 6.50%, 2/1/38		30,000	30,563
EOG Resources, Inc., 5.625%, 6/1/19		210,000	227,098
EOG Resources, Inc., 4.10%, 2/1/21		70,000	73,781
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20		15,000	12,642
Exxon Mobil Corp., 2.71%, 3/6/25		140,000	136,736
Exxon Mobil Corp., 3.04%, 3/1/26		50,000	49,552
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21		30,000	28,500

52

		Shares/ Principal Amount	Value
Gulfport Energy Corp., 6.00%, 10/15/24(2)		$10,000	$10,188
Halcon Resources Corp., 8.625%, 2/1/20(2)		15,000	15,458
Hess Corp., 6.00%, 1/15/40		80,000	76,928
Marathon Oil Corp., 3.85%, 6/1/25		30,000	27,917
Newfield Exploration Co., 5.75%, 1/30/22		150,000	156,000
Noble Energy, Inc., 4.15%, 12/15/21		120,000	124,248
Oasis Petroleum, Inc., 6.875%, 3/15/22		30,000	31,050
Occidental Petroleum Corp., 4.625%, 6/15/45		20,000	20,372
Petrobras Global Finance BV, 8.375%, 5/23/21		55,000	59,125
Phillips 66, 4.30%, 4/1/22		160,000	172,378
QEP Resources, Inc., 5.375%, 10/1/22		50,000	49,000
Range Resources Corp., 5.00%, 8/15/22(2)		45,000	43,650
Shell International Finance BV, 2.375%, 8/21/22		100,000	97,910
Shell International Finance BV, 3.625%, 8/21/42		120,000	105,803
Shell International Finance BV, 4.55%, 8/12/43		6,000	6,030
SM Energy Co., 5.00%, 1/15/24		25,000	23,688
Statoil ASA, 3.95%, 5/15/43		102,000	95,006
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		50,000	50,375
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20		25,000	25,156
Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23		19,000	19,143
Tesoro Corp., 5.375%, 10/1/22		25,000	26,094
Total Capital Canada Ltd., 2.75%, 7/15/23		10,000	9,863
Total Capital SA, 2.125%, 8/10/18		90,000	90,731
TOTAL SA, MTN, VRN, 2.25%, 2/26/21	EUR	100,000	105,021
Whiting Petroleum Corp., 5.75%, 3/15/21		$35,000	34,650
WPX Energy, Inc., 6.00%, 1/15/22		35,000	36,039
			3,245,238
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(2)		205,000	207,148
International Paper Co., 6.00%, 11/15/41		30,000	33,443
International Paper Co., 4.40%, 8/15/47		80,000	73,227
			313,818
Pharmaceuticals — 0.2%
Actavis Funding SCS, 3.85%, 6/15/24		80,000	80,940
Actavis Funding SCS, 4.55%, 3/15/35		80,000	78,624
Actavis, Inc., 1.875%, 10/1/17		130,000	130,267
Actavis, Inc., 3.25%, 10/1/22		190,000	190,239
Actavis, Inc., 4.625%, 10/1/42		40,000	38,528
Bayer AG, VRN, 2.375%, 10/2/22	EUR	50,000	49,780
Capsugel SA, PIK, 7.00%, 5/15/19(2)		$8,000	8,007
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(2)		80,000	70,200
GlaxoSmithKline Capital plc, 2.85%, 5/8/22		9,000	9,058
Merck & Co., Inc., 2.40%, 9/15/22		110,000	109,164
Quintiles IMS, Inc., 4.875%, 5/15/23(2)		20,000	20,490
Roche Holdings, Inc., 3.35%, 9/30/24(2)		60,000	61,489
Roche Holdings, Inc., 4.00%, 11/28/44(2)		200,000	201,865

53

	Shares/ Principal Amount	Value
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	$80,000	$77,395
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(2)	85,000	62,900
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(2)	85,000	63,112
		1,252,058
Real Estate Management and Development†
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(2)	20,000	20,575
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	142,000	147,887
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	90,000	98,675
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	16,000	16,527
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	40,000	39,820
CSX Corp., 4.25%, 6/1/21	14,000	14,980
CSX Corp., 3.40%, 8/1/24	110,000	112,527
Norfolk Southern Corp., 5.75%, 4/1/18	17,000	17,924
Norfolk Southern Corp., 3.25%, 12/1/21	90,000	92,660
Union Pacific Corp., 4.00%, 2/1/21	60,000	63,666
Union Pacific Corp., 4.75%, 9/15/41	120,000	128,882
		733,548
Semiconductors and Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	16,000	17,200
Lam Research Corp., 2.80%, 6/15/21	110,000	109,352
Micron Technology, Inc., 5.25%, 8/1/23(2)	10,000	9,925
Micron Technology, Inc., 5.50%, 2/1/25	35,000	34,562
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(2)	50,000	53,000
		224,039
Software — 0.2%
Inception Merger Sub, Inc. / Rackspace Hosting, Inc., 8.625%, 11/15/24(2)	25,000	25,062
Infor US, Inc., 6.50%, 5/15/22	60,000	62,100
Intuit, Inc., 5.75%, 3/15/17	302,000	305,922
Microsoft Corp., 2.70%, 2/12/25	120,000	117,825
Microsoft Corp., 3.125%, 11/3/25	60,000	60,707
Nuance Communications, Inc., 5.375%, 8/15/20(2)	10,000	10,231
Oracle Corp., 2.50%, 10/15/22	200,000	197,638
Oracle Corp., 3.625%, 7/15/23	60,000	62,544
Oracle Corp., 2.65%, 7/15/26	180,000	171,094
Oracle Corp., 4.30%, 7/8/34	20,000	20,557
Oracle Corp., 4.00%, 7/15/46	70,000	66,521
Quintiles IMS, Inc., 5.00%, 10/15/26(2)	10,000	9,875
		1,110,076
Specialty Retail — 0.1%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	25,000	25,313
Ashtead Capital, Inc., 5.625%, 10/1/24(2)	31,000	32,395
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(2)	25,000	24,219
54

		Shares/ Principal Amount	Value
Hertz Corp. (The), 6.25%, 10/15/22		$40,000	$37,900
Home Depot, Inc. (The), 3.35%, 9/15/25		110,000	112,538
Home Depot, Inc. (The), 5.95%, 4/1/41		180,000	226,255
Michaels Stores, Inc., 5.875%, 12/15/20(2)		30,000	30,922
Party City Holdings, Inc., 6.125%, 8/15/23(2)		25,000	26,062
Sonic Automotive, Inc., 5.00%, 5/15/23		25,000	24,250
United Rentals North America, Inc., 4.625%, 7/15/23		105,000	108,544
United Rentals North America, Inc., 5.50%, 7/15/25		70,000	70,787
			719,185
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 1.00%, 5/3/18		12,000	11,948
Apple, Inc., 2.85%, 5/6/21		100,000	102,241
Apple, Inc., 2.50%, 2/9/25		220,000	210,720
Apple, Inc., 4.65%, 2/23/46		30,000	31,725
CommScope Technologies Finance LLC, 6.00%, 6/15/25(2)		55,000	57,544
Dell, Inc., 5.875%, 6/15/19		25,000	26,546
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/24(2)		60,000	65,558
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(2)		190,000	199,301
Hewlett Packard Enterprise Co., 3.85%, 10/15/20(2)		170,000	174,950
Hewlett Packard Enterprise Co., 5.15%, 10/15/25(2)		50,000	51,165
NCR Corp., 5.00%, 7/15/22		30,000	30,150
Seagate HDD Cayman, 4.75%, 6/1/23		90,000	87,469
Western Digital Corp., 10.50%, 4/1/24(2)		50,000	58,000
			1,107,317
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(2)		65,000	65,325
L Brands, Inc., 5.625%, 2/15/22		40,000	42,450
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22		50,000	45,750
			153,525
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22		132,000	132,071
Philip Morris International, Inc., 4.125%, 5/17/21		150,000	160,252
			292,323
Wireless Telecommunication Services — 0.1%
Sprint Corp., 7.25%, 9/15/21		115,000	118,162
Sprint Corp., 7.875%, 9/15/23		35,000	36,225
Sprint Corp., 7.125%, 6/15/24		70,000	69,650
T-Mobile USA, Inc., 6.63%, 4/28/21		50,000	52,313
T-Mobile USA, Inc., 6.625%, 4/1/23		80,000	84,974
T-Mobile USA, Inc., 6.375%, 3/1/25		30,000	32,138
T-Mobile USA, Inc., 6.50%, 1/15/26		10,000	10,825
			404,287
TOTAL CORPORATE BONDS (Cost $63,967,036)			64,223,821
SOVEREIGN GOVERNMENTS AND AGENCIES — 7.9%
Australia — 0.2%
Australia Government Bond, 4.50%, 4/15/20	AUD	204,000	162,915

55

		Shares/ Principal Amount	Value
Australia Government Bond, 2.75%, 4/21/24	AUD	835,000	$624,129
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	285,000	210,511
			997,555
Austria — 0.1%
Republic of Austria Government Bond, 3.50%, 9/15/21(2)	EUR	260,000	326,413
Republic of Austria Government Bond, 0.75%, 10/20/26(2)	EUR	190,000	205,718
Republic of Austria Government Bond, 4.15%, 3/15/37(2)	EUR	100,000	165,437
			697,568
Belgium — 0.1%
Kingdom of Belgium Government Bond, 4.25%, 9/28/22	EUR	115,000	153,528
Kingdom of Belgium Government Bond, 2.25%, 6/22/23	EUR	336,000	410,189
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	68,000	116,344
			680,061
Canada — 0.5%
Canadian Government Bond, 1.50%, 3/1/17	CAD	490,000	365,605
Canadian Government Bond, 3.75%, 6/1/19	CAD	348,000	278,402
Canadian Government Bond, 4.00%, 6/1/41	CAD	240,000	239,652
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	257,000	206,688
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	690,000	539,331
Province of Ontario Canada, 4.40%, 6/2/19	CAD	325,000	261,429
Province of Quebec Canada, 3.00%, 9/1/23	CAD	445,000	351,867
Province of Quebec Canada, 5.75%, 12/1/36	CAD	345,000	358,229
Province of Quebec Canada, 5.00%, 12/1/41	CAD	55,000	54,064
Province of Quebec Canada, 3.50%, 12/1/48	CAD	45,000	36,058
			2,691,325
Colombia — 0.1%
Colombia Government International Bond, 7.375%, 9/18/37		$200,000	238,002
Czech†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,300,000	114,825
Denmark — 0.1%
Denmark Government Bond, 7.00%, 11/10/24	DKK	563,000	124,084
Denmark Government Bond, 1.75%, 11/15/25	DKK	275,000	43,975
Denmark Government Bond, 4.50%, 11/15/39	DKK	285,000	70,347
			238,406
Finland — 0.1%
Finland Government Bond, 4.375%, 7/4/19(2)	EUR	105,000	125,803
Finland Government Bond, 1.625%, 9/15/22(2)	EUR	142,000	166,239
Finland Government Bond, 4.00%, 7/4/25(2)	EUR	57,000	79,674
			371,716
France — 0.4%
French Republic Government Bond OAT, 3.25%, 10/25/21	EUR	245,000	304,177
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	764,000	898,280
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	97,000	158,602
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	425,000	619,039
			1,980,098
Germany — 0.2%
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	485,000	534,792

56

		Shares/ Principal Amount	Value
Bundesrepublik Deutschland, 4.75%, 7/4/28	EUR	111,000	$175,631
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	71,000	126,513
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	99,000	179,545
Bundesrepublik Deutschland, 4.75%, 7/4/40	EUR	48,000	93,622
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	91,000	133,645
			1,243,748
Ireland — 0.1%
Ireland Government Bond, 3.40%, 3/18/24	EUR	229,000	293,650
Italy — 0.6%
Italy Buoni Poliennali Del Tesoro, 0.45%, 6/1/21	EUR	1,840,000	1,922,958
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	920,000	985,700
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	290,000	405,373
			3,314,031
Japan — 2.6%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	505,100,000	4,658,878
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	177,200,000	1,637,515
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	157,150,000	1,885,483
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	152,300,000	1,782,639
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	60,800,000	649,452
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	323,400,000	3,411,683
			14,025,650
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	600,000	128,955
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	7,300,000	345,813
Netherlands — 0.2%
Netherlands Government Bond, 0.01%, 1/15/22(2)	EUR	555,000	597,420
Netherlands Government Bond, 0.50%, 7/15/26(2)	EUR	140,000	149,541
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	85,000	130,074
			877,035
New Zealand†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	287,000	216,053
Norway — 0.7%
Norway Government Bond, 3.75%, 5/25/21(2)	NOK	27,581,000	3,612,547
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	570,000	141,084
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(2)	EUR	1,085,000	1,088,860
Russia — 0.1%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$200,000	337,638
Singapore†
Singapore Government Bond, 2.375%, 4/1/17	SGD	220,000	154,298
Singapore Government Bond, 3.125%, 9/1/22	SGD	98,000	72,808
			227,106
South Africa — 0.1%
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	4,000,000	271,460

57

		Shares/ Principal Amount	Value
Spain — 0.6%
Spain Government Bond, 4.30%, 10/31/19(2)	EUR	655,000	$776,138
Spain Government Bond, 0.75%, 7/30/21	EUR	1,170,000	1,253,683
Spain Government Bond, 5.85%, 1/31/22(2)	EUR	75,000	100,430
Spain Government Bond, 1.60%, 4/30/25(2)	EUR	670,000	722,378
Spain Government Bond, 4.20%, 1/31/37(2)	EUR	90,000	123,484
Spain Government Bond, 5.15%, 10/31/44(2)	EUR	120,000	187,661
			3,163,774
Sweden — 0.1%
Sweden Government Bond, 3.50%, 6/1/22	SEK	2,860,000	372,880
Switzerland — 0.2%
Swiss Confederation Government Bond, 2.00%, 4/28/21	CHF	735,000	810,796
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	77,000	109,626
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	40,000	44,714
			965,136
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	7,300,000	224,929
Turkey†
Turkey Government Bond, 8.00%, 3/12/25	TRY	400,000	98,536
United Kingdom — 0.5%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	60,000	79,029
United Kingdom Gilt, 5.00%, 3/7/25	GBP	380,000	617,221
United Kingdom Gilt, 4.25%, 6/7/32	GBP	137,000	228,202
United Kingdom Gilt, 4.25%, 3/7/36	GBP	299,000	512,401
United Kingdom Gilt, 4.50%, 12/7/42	GBP	495,000	930,551
United Kingdom Gilt, 4.25%, 12/7/55	GBP	245,000	510,885
			2,878,289
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $43,637,516)			41,836,730
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(6) — 6.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.7%
FHLMC, VRN, 1.81%, 12/15/16		$63,424	65,386
FHLMC, VRN, 1.84%, 12/15/16		115,633	118,878
FHLMC, VRN, 1.91%, 12/15/16		95,471	98,257
FHLMC, VRN, 1.99%, 12/15/16		124,034	127,906
FHLMC, VRN, 2.06%, 12/15/16		44,349	45,113
FHLMC, VRN, 2.32%, 12/15/16		280,847	283,073
FHLMC, VRN, 2.68%, 12/15/16		67,056	70,865
FHLMC, VRN, 2.75%, 12/15/16		93,897	99,407
FHLMC, VRN, 2.76%, 12/15/16		275,226	291,097
FHLMC, VRN, 2.81%, 12/15/16		158,784	167,608
FHLMC, VRN, 3.01%, 12/15/16		25,739	27,143
FHLMC, VRN, 3.05%, 12/15/16		18,790	19,873
FHLMC, VRN, 3.14%, 12/15/16		117,106	123,361
FHLMC, VRN, 3.67%, 12/15/16		54,903	56,836
FHLMC, VRN, 4.06%, 12/15/16		90,008	93,386
FHLMC, VRN, 4.24%, 12/15/16		130,710	136,442

58

	Shares/ Principal Amount	Value
FHLMC, VRN, 4.78%, 12/15/16	$95,234	$99,218
FHLMC, VRN, 5.14%, 12/15/16	19,361	20,080
FNMA, VRN, 2.54%, 12/25/16	25,037	26,115
FNMA, VRN, 2.58%, 12/25/16	121,729	127,955
FNMA, VRN, 2.60%, 12/25/16	50,687	53,592
FNMA, VRN, 2.62%, 12/25/16	196,147	204,898
FNMA, VRN, 2.62%, 12/25/16	139,283	141,480
FNMA, VRN, 2.625%, 12/25/16	158,668	165,716
FNMA, VRN, 2.65%, 12/25/16	149,106	155,832
FNMA, VRN, 2.65%, 12/25/16	317,335	330,925
FNMA, VRN, 2.67%, 12/25/16	23,428	23,934
FNMA, VRN, 2.73%, 12/25/16	156,282	165,553
FNMA, VRN, 2.89%, 12/25/16	20,541	21,681
FNMA, VRN, 3.05%, 12/25/16	49,374	52,354
FNMA, VRN, 3.33%, 12/25/16	109,258	113,135
FNMA, VRN, 3.60%, 12/25/16	117,944	123,094
FNMA, VRN, 3.93%, 12/25/16	100,711	104,677
FNMA, VRN, 4.74%, 12/25/16	130,899	138,428
		3,893,298
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 5.4%
FHLMC, 4.50%, 1/1/19	73,109	75,138
FHLMC, 8.00%, 7/1/30	3,670	4,531
FHLMC, 6.50%, 5/1/31	8,125	9,178
FHLMC, 5.50%, 12/1/33	107,195	121,447
FHLMC, 5.50%, 1/1/38	168,931	190,084
FHLMC, 6.00%, 2/1/38	212,343	242,792
FHLMC, 6.00%, 11/1/38	163,506	185,870
FHLMC, 6.50%, 7/1/47	8,413	9,192
FNMA, 3.00%, 12/13/16(7)	750,000	746,074
FNMA, 3.50%, 12/13/16(7)	3,300,000	3,385,852
FNMA, 4.00%, 12/13/16(7)	1,605,000	1,688,599
FNMA, 4.50%, 12/13/16(7)	50,000	53,930
FNMA, 5.00%, 9/1/20	122,824	128,461
FNMA, 7.00%, 6/1/26	349	399
FNMA, 7.50%, 3/1/27	596	598
FNMA, 6.50%, 6/1/29	11,075	12,547
FNMA, 7.00%, 7/1/29	1,723	1,857
FNMA, 7.00%, 3/1/30	6,278	6,989
FNMA, 7.50%, 9/1/30	3,841	4,618
FNMA, 6.50%, 9/1/31	20,974	23,769
FNMA, 7.00%, 9/1/31	9,879	10,903
FNMA, 6.50%, 1/1/32	6,356	7,204
FNMA, 5.50%, 6/1/33	86,138	97,197
FNMA, 5.50%, 8/1/33	386,772	431,377
FNMA, 5.50%, 9/1/33	109,866	124,535
FNMA, 5.00%, 11/1/33	405,849	448,867
FNMA, 5.50%, 1/1/34	361,508	406,532

59

	Shares/ Principal Amount	Value
FNMA, 4.50%, 9/1/35	$210,690	$227,687
FNMA, 5.00%, 2/1/36	363,956	399,682
FNMA, 5.50%, 4/1/36	65,131	73,110
FNMA, 5.00%, 10/1/36	49,297	53,983
FNMA, 5.50%, 12/1/36	138,877	155,768
FNMA, 5.50%, 1/1/37	409,532	458,783
FNMA, 6.50%, 8/1/37	192,029	212,777
FNMA, 5.00%, 4/1/40	746,110	819,474
FNMA, 4.00%, 1/1/41	951,263	1,013,139
FNMA, 5.00%, 6/1/41	608,236	669,002
FNMA, 4.50%, 7/1/41	486,517	528,522
FNMA, 4.50%, 9/1/41	1,197,796	1,297,239
FNMA, 4.50%, 9/1/41	353,845	382,357
FNMA, 4.00%, 12/1/41	866,790	919,612
FNMA, 4.00%, 1/1/42	534,920	565,402
FNMA, 3.50%, 5/1/42	1,091,157	1,124,187
FNMA, 3.50%, 6/1/42	660,177	681,368
FNMA, 3.00%, 11/1/42	1,259,896	1,260,139
FNMA, 3.50%, 5/1/45	821,624	845,766
FNMA, 3.50%, 2/1/46	1,882,418	1,937,269
FNMA, 6.50%, 8/1/47	23,614	26,028
FNMA, 6.50%, 9/1/47	50,594	55,738
FNMA, 6.50%, 9/1/47	2,524	2,783
FNMA, 6.50%, 9/1/47	27,680	30,434
FNMA, 6.50%, 9/1/47	7,387	8,104
GNMA, 2.50%, 12/21/16(7)	50,000	48,609
GNMA, 3.00%, 12/21/16(7)	1,100,000	1,115,684
GNMA, 3.50%, 12/21/16(7)	175,000	182,007
GNMA, 4.00%, 12/21/16(7)	100,000	105,898
GNMA, 7.00%, 1/15/24	1,594	1,725
GNMA, 8.00%, 7/15/24	4,485	4,717
GNMA, 8.00%, 9/15/24	3,494	3,759
GNMA, 9.00%, 4/20/25	698	787
GNMA, 7.00%, 9/15/25	7,184	7,437
GNMA, 7.50%, 10/15/25	4,445	4,599
GNMA, 7.50%, 2/15/26	10,744	11,872
GNMA, 8.25%, 7/15/26	27,972	28,840
GNMA, 7.00%, 12/15/27	14,888	15,072
GNMA, 6.50%, 2/15/28	6,086	6,953
GNMA, 6.50%, 3/15/28	9,516	10,866
GNMA, 6.50%, 4/15/28	1,171	1,338
GNMA, 6.00%, 10/15/28	20,265	23,380
GNMA, 7.00%, 5/15/31	7,844	9,222
GNMA, 5.50%, 11/15/32	56,415	63,844
GNMA, 6.50%, 10/15/38	734,849	854,280
GNMA, 4.50%, 5/20/41	578,553	629,498
GNMA, 4.50%, 6/15/41	296,294	329,876

60

	Shares/ Principal Amount	Value
GNMA, 4.00%, 12/15/41	$1,129,906	$1,202,118
GNMA, 3.50%, 6/20/42	469,938	491,361
GNMA, 3.50%, 7/20/42	358,923	374,956
GNMA, 3.50%, 4/20/45	158,388	164,894
GNMA, 2.50%, 7/20/46	187,008	182,075
GNMA, 2.50%, 8/20/46	594,500	578,817
		28,621,377
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $32,100,777)		32,514,675
MUNICIPAL SECURITIES — 2.9%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	105,000	143,761
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 0.63%, 12/7/16 (LOC: Bank of America N.A.)	1,600,000	1,600,000
Chicago Midway International Airport Rev., VRDN, 0.55%, 12/1/16 (LOC: Bank of Montreal)	1,600,000	1,600,000
Illinois Housing Development Authority Rev., VRDN, 0.60%, 12/1/16 (LIQ FAC: FHLB)	2,150,000	2,150,000
Los Angeles Community College District GO, 6.68%, 8/1/36	10,000	13,245
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39	30,000	36,414
Massachusetts Health & Educational Facilities Authority Rev., (Harrington Memorial Hospital, Inc.), VRDN, 0.57%, 12/7/16 (LOC: TD Bank N.A.)	500,000	500,000
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	30,000	40,141
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	144,686
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	9,000	12,629
New York City GO, 6.27%, 12/1/37	40,000	52,441
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	124,571
Orange County Housing Finance Authority Rev., (Landings on Millenia Boulevard Partners Ltd.), VRDN, 0.72%, 12/7/16 (LOC: FNMA)	520,000	520,000
Pasadena Public Financing Authority Rev., VRDN, 0.70%, 12/1/16 (SBBPA: Bank of the West)	2,545,000	2,545,000
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	55,745
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	15,000	15,131
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 0.56%, 12/7/16 (SBBPA: Northern Trust Company)	1,500,000	1,500,000
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40	150,000	177,270
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	180,000	220,059
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	10,000	11,597
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	75,000	91,751
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	5,000	7,025
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	105,000	128,158

61

	Shares/ Principal Amount	Value
State of California GO, 7.55%, 4/1/39	$30,000	$44,470
State of California GO, 7.30%, 10/1/39	55,000	77,745
State of California GO, 7.60%, 11/1/40	65,000	97,624
State of Illinois GO, 5.10%, 6/1/33	65,000	58,411
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	70,000	88,436
State of Texas GO, 5.52%, 4/1/39	15,000	18,992
State of Washington GO, 5.14%, 8/1/40	5,000	6,016
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 0.65%, 12/1/16 (LOC: Bank of America N.A.)	2,000,000	2,000,000
Tennis for Charity, Inc. Rev., VRDN, 0.93%, 12/7/16 (LOC: JPMorgan Chase Bank N.A.)	1,530,000	1,530,000
TOTAL MUNICIPAL SECURITIES (Cost $15,314,561)		15,611,318
COLLATERALIZED MORTGAGE OBLIGATIONS(6) — 1.5%
Private Sponsor Collateralized Mortgage Obligations — 1.3%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33	655,416	661,292
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.31%, 12/1/16	733,939	706,382
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.53%, 12/1/16	289,388	285,352
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.45%, 12/1/16	172,922	166,621
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.02%, 12/1/16	1,155,047	1,199,370
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.08%, 12/1/16	868,994	871,788
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/16(2)	110,704	108,874
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 12/1/16(2)	309,608	313,805
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 12/1/16(2)	140,760	143,151
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.62%, 12/1/16	477,629	484,471
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.33%, 12/27/16	490,363	451,033
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 12/1/16(2)	182,013	186,709
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.77%, 12/1/16	85,271	85,417
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.90%, 12/1/16	53,866	54,346
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.99%, 12/1/16	100,791	104,000
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.00%, 12/1/16	766,553	767,484
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.02%, 12/1/16	107,782	103,760
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.21%, 12/1/16	105,136	99,416

62

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.06%, 12/1/16	$25,835	$24,198
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	258,575	256,718
		7,074,187
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	287,049	311,124
FNMA, Series 2016-C04, Class 1M1, VRN, 2.04%, 12/27/16	313,861	315,408
FNMA, Series 2016-C04, Class 1M2, VRN, 4.84%, 12/27/16	100,000	101,239
FNMA, Series 2016-C05, Class 2M1, VRN, 1.94%, 12/27/16	146,621	147,099
FNMA, Series 2016-C05, Class 2M2, VRN, 5.04%, 12/27/16	90,000	91,590
		966,460
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,027,080)		8,040,647
ASSET-BACKED SECURITIES(6) — 1.4%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.55%, 12/17/16(2)	593,280	592,217
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(2)	400,000	401,306
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	75,000	74,738
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.90%, 12/15/16	375,000	375,113
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.95%, 12/7/16(2)	253,707	253,692
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 1.79%, 12/17/16(2)	600,000	601,283
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.47%, 12/22/16(2)	163,466	163,736
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	19,429	19,419
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	395,604	396,069
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	350,000	350,373
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.94%, 12/12/16(2)	197,458	197,371
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	68,982	68,541
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	323,882	318,594
Invitation Homes Trust, Series 2013-SFR1, Class A, VRN, 1.68%, 12/17/16(2)	456,920	457,152
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.55%, 12/17/16(2)	48,683	48,530
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.75%, 12/17/16(2)	522,905	523,463
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	239,530	238,952
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	215,820	212,518

63

	Shares/ Principal Amount	Value
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 1.94%, 1/17/17(2)(5)	$275,000	$275,000
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(2)	298,944	297,489
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(2)	39,853	39,814
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	287,187	285,417
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	241,210	240,824
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(2)	328,090	328,182
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	101,408	100,068
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.87%, 12/15/16	107,237	107,278
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	67,126	69,304
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	444,420	441,227
TOTAL ASSET-BACKED SECURITIES (Cost $7,477,875)		7,477,670
COMMERCIAL MORTGAGE-BACKED SECURITIES(6) — 1.4%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.34%, 12/15/16(2)	450,000	449,884
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	400,000	404,477
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	425,000	434,847
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.49%, 12/15/16(2)	768,179	767,723
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.34%, 12/15/16(2)	175,000	174,186
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 12/1/16	375,000	403,181
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 12/1/16	425,000	446,832
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 12/1/16	108,000	114,044
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 12/1/16	375,000	391,039
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 12/1/16	125,000	126,723
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.80%, 12/1/16	75,000	79,682
Commercial Mortgage Trust, Series 2016-CD2, Class A4, 3.53%, 11/10/49(5)	350,000	360,978
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	500,000	505,065
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	100,000	101,870
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, 3.76%, 12/1/16	325,000	330,727
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/16(2)	600,000	609,126

64

	Shares/ Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.44%, 12/15/16(2)	$850,000	$843,123
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	200,000	194,634
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, VRN, 3.46%, 12/15/16	75,000	74,336
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A SEQ, 3.35%, 7/13/29(2)	600,000	623,892
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,389,082)		7,436,369
U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FNMA, 2.125%, 4/24/26	110,000	104,920
FNMA, 6.625%, 11/15/30	1,850,000	2,605,466
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,639,813)		2,710,386
EXCHANGE-TRADED FUNDS — 0.3%
iShares MSCI EAFE ETF	1,260	71,555
iShares MSCI EAFE Value ETF	1,600	73,520
iShares MSCI Japan ETF	1,928	96,188
iShares Russell 1000 Growth ETF	2,619	272,298
iShares Russell 2000 Value ETF	960	126,346
iShares Russell Mid-Cap Value ETF	11,274	897,410
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,384,035)		1,537,317
COMMERCIAL PAPER(8) — 2.0%
American Honda Finance Corp., 0.55%, 12/6/16	$1,600,000	1,599,905
BASF SE, 0.68%, 1/9/17(2)	1,475,000	1,474,159
Coca-Cola Co., 0.64%, 1/13/17(2)	1,600,000	1,599,161
Liberty Street Funding LLC, 0.92%, 12/12/16(2)	1,600,000	1,599,731
San Francisco City & County Public Utilities Commission, 0.60%, 12/15/16	1,600,000	1,600,048
University of Texas System (The), 0.61%, 2/6/17	1,600,000	1,599,776
Wells Fargo Bank N.A., 1.10%, 6/12/17	1,000,000	1,001,038
TOTAL COMMERCIAL PAPER (Cost $10,472,956)		10,473,818
TEMPORARY CASH INVESTMENTS — 2.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,763,953	12,763,953
U.S. Treasury Bills, 0.43%, 2/9/17(3)(8)	$100,000	99,916
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,863,870)		12,863,869
TOTAL INVESTMENT SECURITIES — 101.6% (Cost $501,135,356)		540,844,096
OTHER ASSETS AND LIABILITIES — (1.6)%		(8,433,122)
TOTAL NET ASSETS — 100.0%		$532,410,974

65

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	14,258	USD	10,530	UBS AG	12/21/16	$(6)
AUD	484,145	USD	370,366	UBS AG	12/21/16	(13,029)
AUD	14,538	USD	11,049	UBS AG	12/21/16	(319)
AUD	22,377	USD	17,007	UBS AG	12/21/16	(491)
AUD	83,826	USD	62,932	UBS AG	12/21/16	(1,061)
AUD	99,273	USD	74,528	UBS AG	12/21/16	(1,257)
USD	194,266	AUD	253,946	UBS AG	12/21/16	6,834
USD	56,309	AUD	74,720	UBS AG	12/21/16	1,159
USD	59,301	AUD	78,052	UBS AG	12/21/16	1,693
USD	97,072	AUD	132,094	UBS AG	12/21/16	(424)
USD	114,654	AUD	156,019	UBS AG	12/21/16	(501)
BRL	242,454	USD	70,676	UBS AG	12/21/16	619
BRL	261,117	USD	76,116	UBS AG	12/21/16	667
USD	74,202	BRL	242,454	UBS AG	12/21/16	2,907
USD	79,913	BRL	261,117	UBS AG	12/21/16	3,130
CAD	30,348	USD	22,575	JPMorgan Chase Bank N.A.	12/21/16	22
CAD	81,101	USD	61,523	JPMorgan Chase Bank N.A.	12/21/16	(1,136)
CAD	120,178	USD	92,004	JPMorgan Chase Bank N.A.	12/21/16	(2,520)
CAD	118,410	USD	90,650	JPMorgan Chase Bank N.A.	12/21/16	(2,483)
CAD	17,753	USD	13,252	JPMorgan Chase Bank N.A.	12/21/16	(33)
CAD	13,353	USD	9,967	JPMorgan Chase Bank N.A.	12/21/16	(25)
CAD	139,640	USD	104,685	JPMorgan Chase Bank N.A.	12/21/16	(710)
CAD	149,444	USD	112,035	JPMorgan Chase Bank N.A.	12/21/16	(760)
CAD	111,982	USD	82,813	JPMorgan Chase Bank N.A.	12/21/16	568
CAD	90,033	USD	66,581	JPMorgan Chase Bank N.A.	12/21/16	456
CAD	85,385	USD	63,171	JPMorgan Chase Bank N.A.	12/21/16	406
CAD	107,820	USD	79,769	JPMorgan Chase Bank N.A.	12/21/16	513
CAD	92,195	USD	68,411	JPMorgan Chase Bank N.A.	12/21/16	237
CAD	100,836	USD	74,822	JPMorgan Chase Bank N.A.	12/21/16	259
CAD	30,533	USD	22,738	Morgan Stanley	12/30/16	(1)
CAD	17,437	USD	12,986	Morgan Stanley	12/30/16	—
CAD	24,264	USD	18,098	Morgan Stanley	12/30/16	(29)
CAD	1,424	USD	1,077	Morgan Stanley	12/30/16	(17)
CAD	1,513	USD	1,150	Morgan Stanley	12/30/16	(24)
CAD	8,607	USD	6,558	Morgan Stanley	12/30/16	(149)
CAD	31,099	USD	23,696	Morgan Stanley	12/30/16	(537)
CAD	29,997	USD	22,873	Morgan Stanley	12/30/16	(535)
CAD	7,452	USD	5,589	Morgan Stanley	12/30/16	(39)
CAD	29,650	USD	22,250	Morgan Stanley	12/30/16	(171)
CAD	28,794	USD	21,557	Morgan Stanley	12/30/16	(115)
CAD	28,744	USD	21,486	Morgan Stanley	12/30/16	(81)
CAD	26,948	USD	20,143	Morgan Stanley	12/30/16	(76)
CAD	3,969	USD	2,967	Morgan Stanley	12/30/16	(11)
CAD	866	USD	646	Morgan Stanley	12/30/16	(2)
CAD	28,387	USD	21,192	Morgan Stanley	12/30/16	(53)
CAD	21,055	USD	15,757	Morgan Stanley	12/30/16	(78)
CAD	1,014	USD	757	Morgan Stanley	12/30/16	(2)
CAD	22,350	USD	16,677	Morgan Stanley	12/30/16	(34)

66

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	6,411	USD	4,775	Morgan Stanley	12/30/16	$—
CAD	22,227	USD	16,535	Morgan Stanley	12/30/16	17
CAD	20,829	USD	15,379	Morgan Stanley	12/30/16	131
CAD	18,868	USD	13,909	Morgan Stanley	12/30/16	141
CAD	31,066	USD	22,902	Morgan Stanley	12/30/16	232
CAD	17,626	USD	13,137	Morgan Stanley	12/30/16	(11)
USD	685,282	CAD	883,475	JPMorgan Chase Bank N.A.	12/21/16	27,458
USD	991,454	CAD	1,278,196	JPMorgan Chase Bank N.A.	12/21/16	39,725
USD	17,900	CAD	23,318	JPMorgan Chase Bank N.A.	12/21/16	538
USD	53,190	CAD	70,253	JPMorgan Chase Bank N.A.	12/21/16	880
USD	50,019	CAD	66,065	JPMorgan Chase Bank N.A.	12/21/16	828
USD	37,449	CAD	49,496	JPMorgan Chase Bank N.A.	12/21/16	595
USD	39,927	CAD	52,771	JPMorgan Chase Bank N.A.	12/21/16	635
USD	21,413	CAD	28,678	JPMorgan Chase Bank N.A.	12/21/16	59
USD	675,179	CAD	893,890	Morgan Stanley	12/30/16	9,522
USD	27,013	CAD	35,764	Morgan Stanley	12/30/16	381
USD	215,361	CAD	285,122	Morgan Stanley	12/30/16	3,037
USD	677,558	CAD	897,039	Morgan Stanley	12/30/16	9,556
USD	5,767	CAD	7,559	Morgan Stanley	12/30/16	138
USD	6,593	CAD	8,712	Morgan Stanley	12/30/16	106
USD	627	CAD	835	Morgan Stanley	12/30/16	5
USD	8,974	CAD	12,140	Morgan Stanley	12/30/16	(66)
USD	17,196	CAD	23,060	Morgan Stanley	12/30/16	23
USD	5,669	CAD	7,646	Morgan Stanley	12/30/16	(25)
USD	945	CAD	1,268	Morgan Stanley	12/30/16	—
CHF	116,278	USD	119,429	JPMorgan Chase Bank N.A.	12/21/16	(4,904)
CHF	107,035	USD	109,935	JPMorgan Chase Bank N.A.	12/21/16	(4,514)
CHF	78,622	USD	79,759	JPMorgan Chase Bank N.A.	12/21/16	(2,322)
CHF	67,281	USD	68,254	JPMorgan Chase Bank N.A.	12/21/16	(1,987)
USD	117,954	CHF	113,762	JPMorgan Chase Bank N.A.	12/21/16	5,907
USD	110,190	CHF	106,274	JPMorgan Chase Bank N.A.	12/21/16	5,519
USD	47,864	CHF	47,162	JPMorgan Chase Bank N.A.	12/21/16	1,412
USD	90,806	CHF	87,553	UBS AG	12/21/16	4,573
USD	461,994	CHF	445,443	UBS AG	12/21/16	23,268
CLP	65,880,207	USD	96,854	UBS AG	12/21/16	472
CLP	61,958,022	USD	91,088	UBS AG	12/21/16	444
CLP	56,089,229	USD	83,004	UBS AG	12/21/16	(142)
CLP	64,897,161	USD	96,039	UBS AG	12/21/16	(165)
CLP	78,665,793	USD	117,438	UBS AG	12/21/16	(1,223)
CLP	71,617,532	USD	106,916	UBS AG	12/21/16	(1,114)
USD	138,987	CLP	92,871,411	UBS AG	12/21/16	1,787
USD	156,445	CLP	104,536,596	UBS AG	12/21/16	2,011
USD	137,080	CLP	92,035,206	UBS AG	12/21/16	1,114
USD	156,250	CLP	104,906,565	UBS AG	12/21/16	1,270
COP	339,034,473	USD	116,427	UBS AG	12/21/16	(6,558)
COP	316,621,245	USD	108,730	UBS AG	12/21/16	(6,125)
COP	179,782,290	USD	60,048	UBS AG	12/21/16	(1,787)
COP	165,112,159	USD	55,148	UBS AG	12/21/16	(1,641)
COP	391,983,275	USD	133,578	UBS AG	12/21/16	(6,551)

67

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	343,374,513	USD	117,013	UBS AG	12/21/16	$(5,738)
USD	84,565	COP	270,608,593	UBS AG	12/21/16	(3,129)
USD	80,111	COP	256,354,665	UBS AG	12/21/16	(2,964)
USD	102,769	COP	306,168,142	UBS AG	12/21/16	3,551
USD	112,863	COP	336,241,305	UBS AG	12/21/16	3,900
USD	82,403	COP	262,585,110	UBS AG	12/21/16	(2,691)
USD	95,384	COP	303,950,140	UBS AG	12/21/16	(3,115)
USD	66,950	CZK	1,603,448	UBS AG	12/21/16	3,993
DKK	297,597	USD	45,108	JPMorgan Chase Bank N.A.	12/21/16	(2,674)
DKK	46,699	USD	6,902	JPMorgan Chase Bank N.A.	12/21/16	(243)
USD	70,441	DKK	464,732	JPMorgan Chase Bank N.A.	12/21/16	4,176
USD	48,634	DKK	322,057	JPMorgan Chase Bank N.A.	12/21/16	2,713
EUR	815,164	USD	866,160	JPMorgan Chase Bank N.A.	12/21/16	(1,344)
EUR	151,523	USD	161,001	JPMorgan Chase Bank N.A.	12/21/16	(250)
EUR	11,772	USD	12,502	JPMorgan Chase Bank N.A.	12/21/16	(12)
EUR	14,958	USD	15,885	JPMorgan Chase Bank N.A.	12/21/16	(16)
EUR	118,848	USD	126,170	JPMorgan Chase Bank N.A.	12/21/16	(83)
EUR	1,808,062	USD	2,040,208	JPMorgan Chase Bank N.A.	12/21/16	(122,017)
EUR	53,023	USD	59,653	JPMorgan Chase Bank N.A.	12/21/16	(3,401)
EUR	311,581	USD	351,757	JPMorgan Chase Bank N.A.	12/21/16	(21,198)
EUR	38,245	USD	43,168	JPMorgan Chase Bank N.A.	12/21/16	(2,593)
EUR	71,974	USD	80,646	JPMorgan Chase Bank N.A.	12/21/16	(4,289)
EUR	134,588	USD	150,806	JPMorgan Chase Bank N.A.	12/21/16	(8,020)
EUR	88,629	USD	99,408	JPMorgan Chase Bank N.A.	12/21/16	(5,380)
EUR	129,846	USD	145,636	JPMorgan Chase Bank N.A.	12/21/16	(7,882)
EUR	318,758	USD	359,078	JPMorgan Chase Bank N.A.	12/21/16	(20,904)
EUR	60,787	USD	68,476	JPMorgan Chase Bank N.A.	12/21/16	(3,986)
EUR	85,102	USD	95,867	JPMorgan Chase Bank N.A.	12/21/16	(5,581)
EUR	111,262	USD	125,382	JPMorgan Chase Bank N.A.	12/21/16	(7,342)
EUR	111,262	USD	125,382	JPMorgan Chase Bank N.A.	12/21/16	(7,342)
EUR	95,970	USD	107,914	JPMorgan Chase Bank N.A.	12/21/16	(6,098)
EUR	26,250	USD	29,607	JPMorgan Chase Bank N.A.	12/21/16	(1,758)
EUR	44,290	USD	49,949	JPMorgan Chase Bank N.A.	12/21/16	(2,962)
EUR	96,201	USD	108,493	JPMorgan Chase Bank N.A.	12/21/16	(6,433)
EUR	156,932	USD	177,115	JPMorgan Chase Bank N.A.	12/21/16	(10,625)
EUR	19,390	USD	21,788	JPMorgan Chase Bank N.A.	12/21/16	(1,217)
EUR	4,431	USD	4,905	JPMorgan Chase Bank N.A.	12/21/16	(204)
EUR	7,089	USD	7,847	JPMorgan Chase Bank N.A.	12/21/16	(327)
EUR	7,314	USD	8,077	JPMorgan Chase Bank N.A.	12/21/16	(318)
EUR	437,657	USD	482,061	JPMorgan Chase Bank N.A.	12/21/16	(17,747)
EUR	493,025	USD	543,048	JPMorgan Chase Bank N.A.	12/21/16	(19,992)
EUR	526,325	USD	579,725	JPMorgan Chase Bank N.A.	12/21/16	(21,343)
EUR	120,942	USD	132,537	JPMorgan Chase Bank N.A.	12/21/16	(4,229)
EUR	77,185	USD	84,059	JPMorgan Chase Bank N.A.	12/21/16	(2,173)
EUR	2,046	USD	2,228	JPMorgan Chase Bank N.A.	12/21/16	(58)
EUR	641,147	USD	699,540	JPMorgan Chase Bank N.A.	12/21/16	(19,340)
EUR	197,813	USD	215,829	JPMorgan Chase Bank N.A.	12/21/16	(5,967)
EUR	30,799	USD	33,600	JPMorgan Chase Bank N.A.	12/21/16	(925)
EUR	36,788	USD	40,134	JPMorgan Chase Bank N.A.	12/21/16	(1,105)

68

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	195,579	USD	213,366	JPMorgan Chase Bank N.A.	12/21/16	$(5,874)
EUR	143,798	USD	157,960	JPMorgan Chase Bank N.A.	12/21/16	(5,403)
EUR	259,622	USD	286,393	JPMorgan Chase Bank N.A.	12/21/16	(10,957)
EUR	541,530	USD	597,369	JPMorgan Chase Bank N.A.	12/21/16	(22,854)
EUR	14,880	USD	16,241	JPMorgan Chase Bank N.A.	12/21/16	(455)
EUR	38,201	USD	41,655	JPMorgan Chase Bank N.A.	12/21/16	(1,127)
EUR	28,369	USD	30,448	JPMorgan Chase Bank N.A.	12/21/16	(351)
EUR	21,157	USD	22,505	UBS AG	12/30/16	(47)
EUR	18,085	USD	19,273	UBS AG	12/30/16	(75)
EUR	16,694	USD	17,791	UBS AG	12/30/16	(70)
EUR	173	USD	185	UBS AG	12/30/16	(1)
EUR	10,844	USD	12,214	UBS AG	12/30/16	(702)
EUR	9,251	USD	10,338	UBS AG	12/30/16	(518)
EUR	7,124	USD	7,879	UBS AG	12/30/16	(316)
EUR	288	USD	325	UBS AG	12/30/16	(19)
EUR	135	USD	149	UBS AG	12/30/16	(6)
EUR	9,088	USD	10,070	UBS AG	12/30/16	(422)
EUR	154	USD	171	UBS AG	12/30/16	(7)
EUR	11,480	USD	12,660	UBS AG	12/30/16	(474)
EUR	29,475	USD	32,287	UBS AG	12/30/16	(998)
EUR	13,980	USD	15,227	UBS AG	12/30/16	(387)
EUR	18,180	USD	19,875	UBS AG	12/30/16	(577)
EUR	229	USD	250	UBS AG	12/30/16	(7)
EUR	25,376	USD	27,905	UBS AG	12/30/16	(968)
EUR	447	USD	498	UBS AG	12/30/16	(23)
EUR	33,861	USD	37,698	UBS AG	12/30/16	(1,753)
EUR	9,452	USD	10,533	UBS AG	12/30/16	(499)
EUR	7,702	USD	8,291	UBS AG	12/30/16	(115)
EUR	786	USD	846	UBS AG	12/30/16	(12)
EUR	5,191	USD	5,587	UBS AG	12/30/16	(78)
EUR	124	USD	134	UBS AG	12/30/16	(2)
USD	9,339,448	EUR	8,276,754	JPMorgan Chase Bank N.A.	12/21/16	558,558
USD	3,635,331	EUR	3,221,683	JPMorgan Chase Bank N.A.	12/21/16	217,416
USD	100,415	EUR	89,255	JPMorgan Chase Bank N.A.	12/21/16	5,724
USD	16,367	EUR	14,607	JPMorgan Chase Bank N.A.	12/21/16	870
USD	118,319	EUR	104,995	JPMorgan Chase Bank N.A.	12/21/16	6,929
USD	153,353	EUR	136,167	JPMorgan Chase Bank N.A.	12/21/16	8,892
USD	244,906	EUR	218,232	JPMorgan Chase Bank N.A.	12/21/16	13,382
USD	100,491	EUR	89,546	JPMorgan Chase Bank N.A.	12/21/16	5,491
USD	24,201	EUR	21,538	JPMorgan Chase Bank N.A.	12/21/16	1,352
USD	110,413	EUR	98,262	JPMorgan Chase Bank N.A.	12/21/16	6,166
USD	28,811	EUR	26,332	JPMorgan Chase Bank N.A.	12/21/16	876
USD	27,374	EUR	24,999	JPMorgan Chase Bank N.A.	12/21/16	852
USD	28,651	EUR	26,165	JPMorgan Chase Bank N.A.	12/21/16	892
USD	42,041	EUR	38,362	JPMorgan Chase Bank N.A.	12/21/16	1,343
USD	66,561	EUR	60,593	JPMorgan Chase Bank N.A.	12/21/16	2,277
USD	20,043	EUR	18,008	JPMorgan Chase Bank N.A.	12/21/16	938
USD	33,218	EUR	29,846	JPMorgan Chase Bank N.A.	12/21/16	1,554
USD	227,422	EUR	204,457	JPMorgan Chase Bank N.A.	12/21/16	10,512

69

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	185,517	EUR	169,296	JPMorgan Chase Bank N.A.	12/21/16	$5,910
USD	246,208	EUR	224,679	JPMorgan Chase Bank N.A.	12/21/16	7,843
USD	14,781	EUR	13,733	JPMorgan Chase Bank N.A.	12/21/16	211
USD	880,953	EUR	824,373	JPMorgan Chase Bank N.A.	12/21/16	6,368
USD	803,374	EUR	751,776	JPMorgan Chase Bank N.A.	12/21/16	5,808
USD	177,589	EUR	167,409	JPMorgan Chase Bank N.A.	12/21/16	(17)
USD	64,669	EUR	60,803	JPMorgan Chase Bank N.A.	12/21/16	162
USD	18,719	EUR	17,600	JPMorgan Chase Bank N.A.	12/21/16	47
USD	102,494	EUR	91,564	JPMorgan Chase Bank N.A.	12/21/16	5,353
USD	54,926	EUR	49,117	JPMorgan Chase Bank N.A.	12/21/16	2,817
USD	473,955	EUR	434,288	JPMorgan Chase Bank N.A.	12/21/16	13,215
USD	144,975	EUR	132,841	JPMorgan Chase Bank N.A.	12/21/16	4,042
USD	42,307	EUR	39,852	JPMorgan Chase Bank N.A.	12/21/16	28
USD	6,128	EUR	5,451	UBS AG	12/30/16	342
USD	253,025	EUR	225,063	UBS AG	12/30/16	14,115
USD	915,103	EUR	813,975	UBS AG	12/30/16	51,048
USD	398,920	EUR	354,835	UBS AG	12/30/16	22,253
USD	149	EUR	132	UBS AG	12/30/16	9
USD	217	EUR	194	UBS AG	12/30/16	11
USD	177	EUR	163	UBS AG	12/30/16	5
USD	15,613	EUR	14,304	UBS AG	12/30/16	429
USD	8,155	EUR	7,403	UBS AG	12/30/16	297
USD	12,042	EUR	10,911	UBS AG	12/30/16	460
USD	260	EUR	240	UBS AG	12/30/16	6
USD	9,146	EUR	8,518	UBS AG	12/30/16	104
USD	21,906	EUR	20,478	UBS AG	12/30/16	167
USD	242	EUR	227	UBS AG	12/30/16	1
USD	8,611	EUR	8,111	UBS AG	12/30/16	1
USD	6,433	EUR	6,060	UBS AG	12/30/16	1
USD	147	EUR	138	UBS AG	12/30/16	—
USD	7,601	EUR	7,166	UBS AG	12/30/16	(6)
USD	24,602	EUR	21,960	UBS AG	12/30/16	1,290
USD	321	EUR	286	UBS AG	12/30/16	17
USD	174	EUR	158	UBS AG	12/30/16	6
USD	10,000	EUR	9,129	UBS AG	12/30/16	309
GBP	11,090	USD	13,553	JPMorgan Chase Bank N.A.	12/21/16	330
GBP	69,671	USD	85,146	JPMorgan Chase Bank N.A.	12/21/16	2,076
GBP	15,868	USD	19,832	UBS AG	12/21/16	33
GBP	27,446	USD	34,136	UBS AG	12/21/16	224
GBP	264,131	USD	352,742	UBS AG	12/21/16	(22,074)
GBP	22,323	USD	29,657	UBS AG	12/21/16	(1,710)
GBP	25,372	USD	33,006	UBS AG	12/21/16	(1,243)
GBP	46,487	USD	56,354	UBS AG	12/21/16	1,844
GBP	47,703	USD	57,828	UBS AG	12/21/16	1,892
GBP	147,029	USD	184,516	UBS AG	12/21/16	(449)
GBP	109,376	USD	137,263	UBS AG	12/21/16	(334)
GBP	5,903	USD	7,381	Credit Suisse AG	12/30/16	12
GBP	5,992	USD	7,816	Credit Suisse AG	12/30/16	(311)
GBP	11,241	USD	14,488	Credit Suisse AG	12/30/16	(410)

70

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	20,216	USD	25,782	Credit Suisse AG	12/30/16	$(464)
GBP	6,315	USD	7,745	Credit Suisse AG	12/30/16	164
GBP	9,480	USD	11,633	Credit Suisse AG	12/30/16	240
GBP	7,462	USD	9,094	Credit Suisse AG	12/30/16	251
GBP	17,690	USD	21,676	Credit Suisse AG	12/30/16	478
GBP	7,366	USD	9,186	Credit Suisse AG	12/30/16	38
GBP	6,532	USD	8,104	Credit Suisse AG	12/30/16	76
GBP	8,125	USD	10,222	Credit Suisse AG	12/30/16	(46)
GBP	15,310	USD	19,149	Credit Suisse AG	12/30/16	24
USD	60,948	GBP	47,773	JPMorgan Chase Bank N.A.	12/21/16	1,140
USD	52,241	GBP	40,948	JPMorgan Chase Bank N.A.	12/21/16	977
USD	71,002	GBP	57,590	JPMorgan Chase Bank N.A.	12/21/16	(1,096)
USD	78,786	GBP	63,904	JPMorgan Chase Bank N.A.	12/21/16	(1,216)
USD	4,217	GBP	3,375	JPMorgan Chase Bank N.A.	12/21/16	(8)
USD	2,151,198	GBP	1,610,805	UBS AG	12/21/16	134,616
USD	53,912	GBP	40,580	UBS AG	12/21/16	3,109
USD	26,811	GBP	21,561	UBS AG	12/21/16	(181)
USD	72,224	GBP	58,528	UBS AG	12/21/16	(1,048)
USD	21,694	GBP	17,358	UBS AG	12/21/16	(37)
USD	336,979	GBP	258,826	Credit Suisse AG	12/30/16	12,835
USD	11,997	GBP	9,239	Credit Suisse AG	12/30/16	426
USD	7,704	GBP	6,214	Credit Suisse AG	12/30/16	(78)
USD	6,312	GBP	5,086	Credit Suisse AG	12/30/16	(57)
USD	10,619	GBP	8,414	Credit Suisse AG	12/30/16	82
USD	13,998	GBP	11,521	Credit Suisse AG	12/30/16	(430)
HKD	91,153	USD	11,767	UBS AG	12/21/16	(14)
HUF	29,693,400	USD	107,426	UBS AG	12/21/16	(6,776)
HUF	32,896,828	USD	119,016	UBS AG	12/21/16	(7,507)
USD	78,681	HUF	22,748,115	UBS AG	12/21/16	1,572
USD	67,336	HUF	19,468,258	UBS AG	12/21/16	1,345
USD	176,799	HUF	49,415,226	UBS AG	12/21/16	9,298
USD	195,259	HUF	54,574,959	UBS AG	12/21/16	10,268
IDR	1,932,932,053	USD	146,768	UBS AG	12/21/16	(4,600)
IDR	2,069,761,928	USD	157,157	UBS AG	12/21/16	(4,926)
IDR	449,757,615	USD	34,417	UBS AG	12/21/16	(1,337)
IDR	482,254,083	USD	36,903	UBS AG	12/21/16	(1,434)
USD	186,374	IDR	2,552,016,011	UBS AG	12/21/16	(1,327)
USD	174,008	IDR	2,382,689,668	UBS AG	12/21/16	(1,239)
ILS	25,843	USD	6,896	UBS AG	12/21/16	(148)
USD	78,620	ILS	294,731	JPMorgan Chase Bank N.A.	12/21/16	1,662
USD	73,907	ILS	277,063	JPMorgan Chase Bank N.A.	12/21/16	1,562
USD	78,968	ILS	295,958	UBS AG	12/21/16	1,690
INR	7,348,164	USD	109,356	UBS AG	12/21/16	(2,405)
INR	7,868,332	USD	117,097	UBS AG	12/21/16	(2,575)
INR	5,225,647	USD	77,739	UBS AG	12/21/16	(1,681)
INR	4,877,029	USD	72,553	UBS AG	12/21/16	(1,569)
USD	79,108	INR	5,387,079	UBS AG	12/21/16	700
USD	78,411	INR	5,339,605	UBS AG	12/21/16	694
USD	101,014	INR	6,885,588	UBS AG	12/21/16	795
71

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	113,062	INR	7,706,900	UBS AG	12/21/16	$890
JPY	1,958,882	USD	18,909	Credit Suisse AG	12/21/16	(1,769)
JPY	6,329,660	USD	55,588	JPMorgan Chase Bank N.A.	12/21/16	(203)
JPY	3,592,420	USD	31,549	JPMorgan Chase Bank N.A.	12/21/16	(115)
JPY	182,469,563	USD	1,800,719	JPMorgan Chase Bank N.A.	12/21/16	(204,089)
JPY	9,105,727	USD	89,421	JPMorgan Chase Bank N.A.	12/21/16	(9,744)
JPY	4,966,760	USD	48,775	JPMorgan Chase Bank N.A.	12/21/16	(5,315)
JPY	20,104,192	USD	200,553	JPMorgan Chase Bank N.A.	12/21/16	(24,639)
JPY	6,164,822	USD	61,526	JPMorgan Chase Bank N.A.	12/21/16	(7,583)
JPY	7,043,701	USD	70,491	JPMorgan Chase Bank N.A.	12/21/16	(8,858)
JPY	4,919,677	USD	49,235	JPMorgan Chase Bank N.A.	12/21/16	(6,187)
JPY	2,576,012	USD	25,520	JPMorgan Chase Bank N.A.	12/21/16	(2,979)
JPY	7,294,990	USD	72,201	JPMorgan Chase Bank N.A.	12/21/16	(8,369)
JPY	7,375,785	USD	72,179	JPMorgan Chase Bank N.A.	12/21/16	(7,640)
JPY	9,029,337	USD	88,324	JPMorgan Chase Bank N.A.	12/21/16	(9,316)
JPY	2,220,633	USD	21,145	JPMorgan Chase Bank N.A.	12/21/16	(1,714)
JPY	2,165,011	USD	20,615	JPMorgan Chase Bank N.A.	12/21/16	(1,671)
JPY	5,134,555	USD	48,947	JPMorgan Chase Bank N.A.	12/21/16	(4,019)
JPY	2,912,578	USD	27,765	JPMorgan Chase Bank N.A.	12/21/16	(2,280)
JPY	2,800,672	USD	27,151	JPMorgan Chase Bank N.A.	12/21/16	(2,645)
JPY	4,225,092	USD	39,688	JPMorgan Chase Bank N.A.	12/21/16	(2,718)
JPY	20,876,775	USD	196,012	JPMorgan Chase Bank N.A.	12/21/16	(13,338)
JPY	9,750,591	USD	91,548	JPMorgan Chase Bank N.A.	12/21/16	(6,230)
JPY	496,886	USD	4,825	Credit Suisse AG	12/30/16	(474)
JPY	821,061	USD	7,962	Credit Suisse AG	12/30/16	(773)
USD	6,491,423	JPY	657,785,602	JPMorgan Chase Bank N.A.	12/21/16	735,721
USD	27,128	JPY	2,747,700	JPMorgan Chase Bank N.A.	12/21/16	3,085
USD	52,943	JPY	5,413,392	JPMorgan Chase Bank N.A.	12/21/16	5,575
USD	103,568	JPY	10,564,078	JPMorgan Chase Bank N.A.	12/21/16	11,131
USD	94,210	JPY	9,511,712	JPMorgan Chase Bank N.A.	12/21/16	10,981
USD	15,521	JPY	1,628,936	JPMorgan Chase Bank N.A.	12/21/16	1,268
USD	64,634	JPY	6,783,370	JPMorgan Chase Bank N.A.	12/21/16	5,278
USD	27,888	JPY	2,877,348	JPMorgan Chase Bank N.A.	12/21/16	2,711
USD	34,204	JPY	3,701,955	JPMorgan Chase Bank N.A.	12/21/16	1,811
USD	141,623	JPY	15,628,006	JPMorgan Chase Bank N.A.	12/21/16	4,876
USD	28,725	JPY	3,233,510	JPMorgan Chase Bank N.A.	12/21/16	431
USD	34,540	JPY	3,888,114	JPMorgan Chase Bank N.A.	12/21/16	518
USD	88,739	JPY	9,199,659	JPMorgan Chase Bank N.A.	12/21/16	8,241
USD	124,235	JPY	12,879,523	JPMorgan Chase Bank N.A.	12/21/16	11,537
USD	60,900	JPY	6,279,371	JPMorgan Chase Bank N.A.	12/21/16	5,955
USD	32,886	JPY	3,390,860	JPMorgan Chase Bank N.A.	12/21/16	3,216
USD	55,726	JPY	6,366,278	JPMorgan Chase Bank N.A.	12/21/16	20
USD	146,160	JPY	14,607,022	Credit Suisse AG	12/30/16	18,265
USD	5,084	JPY	515,071	Credit Suisse AG	12/30/16	574
USD	5,683	JPY	593,009	Credit Suisse AG	12/30/16	490
USD	7,020	JPY	762,796	Credit Suisse AG	12/30/16	342
USD	8,570	JPY	964,223	Credit Suisse AG	12/30/16	128
USD	7,950	JPY	823,337	Credit Suisse AG	12/30/16	741
KRW	760,092,960	USD	698,262	UBS AG	12/21/16	(52,708)

72

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	160,098	KRW	174,274,978	UBS AG	12/21/16	$12,085
USD	65,685	KRW	75,143,194	UBS AG	12/21/16	1,865
USD	60,050	KRW	68,696,886	UBS AG	12/21/16	1,705
USD	61,153	KRW	68,876,345	UBS AG	12/21/16	2,655
USD	41,690	KRW	46,955,867	UBS AG	12/21/16	1,810
MXN	4,927,790	USD	265,567	JPMorgan Chase Bank N.A.	12/21/16	(26,616)
MXN	2,211,429	USD	119,178	JPMorgan Chase Bank N.A.	12/21/16	(11,944)
USD	21,505	MXN	417,888	JPMorgan Chase Bank N.A.	12/21/16	1,241
USD	21,032	MXN	408,705	JPMorgan Chase Bank N.A.	12/21/16	1,214
USD	81,024	MXN	1,580,503	JPMorgan Chase Bank N.A.	12/21/16	4,384
USD	78,954	MXN	1,540,130	JPMorgan Chase Bank N.A.	12/21/16	4,272
USD	71,659	MXN	1,334,919	JPMorgan Chase Bank N.A.	12/21/16	6,928
USD	81,682	MXN	1,521,645	JPMorgan Chase Bank N.A.	12/21/16	7,897
USD	38,507	MXN	717,378	JPMorgan Chase Bank N.A.	12/21/16	3,721
USD	41,869	MXN	780,010	JPMorgan Chase Bank N.A.	12/21/16	4,046
USD	72,076	MXN	1,465,667	JPMorgan Chase Bank N.A.	12/21/16	1,005
USD	64,654	MXN	1,314,747	JPMorgan Chase Bank N.A.	12/21/16	902
MYR	951,137	USD	234,241	UBS AG	12/21/16	(21,890)
MYR	434,521	USD	107,012	UBS AG	12/21/16	(10,000)
USD	78,398	MYR	342,209	UBS AG	12/21/16	1,997
USD	71,177	MYR	310,686	UBS AG	12/21/16	1,813
USD	66,245	MYR	299,923	UBS AG	12/21/16	(716)
USD	71,955	MYR	325,778	UBS AG	12/21/16	(778)
USD	64,756	MYR	291,776	UBS AG	12/21/16	(386)
USD	77,965	MYR	351,294	UBS AG	12/21/16	(465)
NOK	1,267,494	USD	157,293	JPMorgan Chase Bank N.A.	12/21/16	(8,401)
NOK	1,179,174	USD	146,333	JPMorgan Chase Bank N.A.	12/21/16	(7,816)
NOK	375,433	USD	46,158	JPMorgan Chase Bank N.A.	12/21/16	(2,056)
NOK	400,309	USD	49,216	JPMorgan Chase Bank N.A.	12/21/16	(2,192)
NOK	632,576	USD	77,482	JPMorgan Chase Bank N.A.	12/21/16	(3,174)
NOK	705,103	USD	86,366	JPMorgan Chase Bank N.A.	12/21/16	(3,538)
USD	2,030,208	NOK	16,618,269	JPMorgan Chase Bank N.A.	12/21/16	78,073
USD	1,889,452	NOK	15,466,111	JPMorgan Chase Bank N.A.	12/21/16	72,660
USD	106,438	NOK	905,103	JPMorgan Chase Bank N.A.	12/21/16	116
NZD	151,436	USD	109,898	JPMorgan Chase Bank N.A.	12/21/16	(2,720)
NZD	162,934	USD	118,242	JPMorgan Chase Bank N.A.	12/21/16	(2,926)
USD	114,553	NZD	162,844	JPMorgan Chase Bank N.A.	12/21/16	(700)
USD	107,888	NZD	153,370	JPMorgan Chase Bank N.A.	12/21/16	(659)
USD	99,611	NZD	134,380	UBS AG	12/21/16	4,504
USD	31,312	NZD	42,241	UBS AG	12/21/16	1,416
USD	156,730	PHP	7,347,520	UBS AG	12/21/16	9,721
USD	146,369	PHP	6,861,783	UBS AG	12/21/16	9,079
USD	41,224	PHP	2,002,265	UBS AG	12/21/16	1,163
USD	44,193	PHP	2,146,454	UBS AG	12/21/16	1,247
USD	36,609	PHP	1,811,618	UBS AG	12/21/16	363
USD	26,242	PHP	1,298,568	UBS AG	12/21/16	260
PLN	3,402,692	USD	815,934	UBS AG	12/21/16	(6,550)
PLN	283,408	USD	74,183	UBS AG	12/21/16	(6,770)
PLN	303,572	USD	79,461	UBS AG	12/21/16	(7,251)

73

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	749,373	USD	190,617	UBS AG	12/21/16	$(12,367)
PLN	685,122	USD	174,274	UBS AG	12/21/16	(11,306)
PLN	3,742,961	USD	897,528	UBS AG	12/21/16	(7,205)
USD	46,553	PLN	179,480	UBS AG	12/21/16	3,860
USD	137,247	PLN	529,144	UBS AG	12/21/16	11,381
USD	73,864	PLN	283,837	UBS AG	12/21/16	6,349
USD	78,382	PLN	301,198	UBS AG	12/21/16	6,737
USD	39,259	PLN	151,200	UBS AG	12/21/16	3,294
USD	31,388	PLN	120,885	UBS AG	12/21/16	2,634
USD	68,028	PLN	263,337	UBS AG	12/21/16	5,389
USD	76,157	PLN	294,805	UBS AG	12/21/16	6,033
USD	923,210	PLN	3,633,572	UBS AG	12/21/16	58,907
USD	1,015,531	PLN	3,996,929	UBS AG	12/21/16	64,798
RUB	8,262,886	USD	125,351	UBS AG	12/21/16	2,988
RUB	5,086,700	USD	77,167	UBS AG	12/21/16	1,839
RUB	3,372,410	USD	52,440	UBS AG	12/21/16	(60)
RUB	3,727,965	USD	57,969	UBS AG	12/21/16	(66)
RUB	6,204,190	USD	95,456	UBS AG	12/21/16	907
RUB	5,286,450	USD	81,336	UBS AG	12/21/16	773
USD	79,582	RUB	5,086,700	UBS AG	12/21/16	575
USD	72,884	RUB	4,658,612	UBS AG	12/21/16	527
SEK	1,223,910	USD	145,569	JPMorgan Chase Bank N.A.	12/21/16	(12,707)
USD	45,117	SEK	379,331	JPMorgan Chase Bank N.A.	12/21/16	3,938
USD	93,665	SEK	842,661	JPMorgan Chase Bank N.A.	12/21/16	2,190
USD	111,208	SEK	1,000,485	JPMorgan Chase Bank N.A.	12/21/16	2,600
SGD	150,554	USD	108,723	JPMorgan Chase Bank N.A.	12/21/16	(3,681)
SGD	159,637	USD	115,282	JPMorgan Chase Bank N.A.	12/21/16	(3,903)
USD	122,730	SGD	165,338	JPMorgan Chase Bank N.A.	12/21/16	7,373
USD	78,779	SGD	107,135	JPMorgan Chase Bank N.A.	12/21/16	4,031
USD	74,543	SGD	101,375	JPMorgan Chase Bank N.A.	12/21/16	3,814
USD	105,559	SGD	144,612	JPMorgan Chase Bank N.A.	12/21/16	4,664
USD	117,713	SGD	161,262	JPMorgan Chase Bank N.A.	12/21/16	5,200
USD	57,582	SGD	80,076	JPMorgan Chase Bank N.A.	12/21/16	1,713
USD	54,206	SGD	75,382	JPMorgan Chase Bank N.A.	12/21/16	1,612
USD	46,633	SGD	66,620	JPMorgan Chase Bank N.A.	12/21/16	152
USD	63,265	SGD	90,381	JPMorgan Chase Bank N.A.	12/21/16	206
THB	555,561	USD	16,029	UBS AG	12/21/16	(460)
THB	3,880,709	USD	109,454	UBS AG	12/21/16	(705)
THB	4,182,834	USD	117,976	UBS AG	12/21/16	(760)
USD	98,889	THB	3,427,506	UBS AG	12/21/16	2,840
TRY	109,361	USD	36,441	JPMorgan Chase Bank N.A.	12/21/16	(4,749)
USD	63,566	TRY	190,762	JPMorgan Chase Bank N.A.	12/21/16	8,284
USD	61,326	TRY	202,937	JPMorgan Chase Bank N.A.	12/21/16	2,517
USD	70,668	TRY	233,851	JPMorgan Chase Bank N.A.	12/21/16	2,900
USD	66,520	TRY	225,335	JPMorgan Chase Bank N.A.	12/21/16	1,220
USD	76,236	TRY	258,246	JPMorgan Chase Bank N.A.	12/21/16	1,398
USD	96,965	TRY	301,290	JPMorgan Chase Bank N.A.	12/21/16	9,653
TWD	4,464,984	USD	140,380	UBS AG	12/21/16	(574)
TWD	4,882,139	USD	153,495	UBS AG	12/21/16	(628)

74

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	159,788	TWD	4,952,875	UBS AG	12/21/16	$4,707
USD	149,225	TWD	4,625,445	UBS AG	12/21/16	4,395
USD	74,586	TWD	2,371,747	UBS AG	12/21/16	323
USD	61,595	TWD	1,958,670	UBS AG	12/21/16	267
ZAR	96,614	USD	6,735	JPMorgan Chase Bank N.A.	12/21/16	102
ZAR	758,039	USD	56,619	JPMorgan Chase Bank N.A.	12/21/16	(2,974)
ZAR	686,057	USD	51,242	JPMorgan Chase Bank N.A.	12/21/16	(2,692)
USD	9,672	ZAR	138,736	JPMorgan Chase Bank N.A.	12/21/16	(146)
USD	75,192	ZAR	1,049,224	JPMorgan Chase Bank N.A.	12/21/16	942
USD	75,935	ZAR	1,059,585	JPMorgan Chase Bank N.A.	12/21/16	951
USD	52,088	ZAR	708,529	JPMorgan Chase Bank N.A.	12/21/16	1,948
USD	57,380	ZAR	780,515	JPMorgan Chase Bank N.A.	12/21/16	2,145
						$1,555,126

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
1	Euro-Bund 10-Year Bonds	December 2016	$170,700	$(2,556)
49	Euro-Schatz 2-Year Bonds	December 2016	5,831,775	14,106
9	Korean Treasury 10-Year Bonds	December 2016	965,168	(42,283)
1	U.S. Treasury 10-Year Notes	March 2017	124,516	(565)
2	U.S. Treasury 10-Year Ultra Notes	March 2017	268,875	(117)
42	U.S. Treasury 2-Year Notes	March 2017	9,106,125	2,816
14	U.S. Treasury 5-Year Notes	March 2017	1,649,813	(609)
1	U.S. Treasury Long Bonds	March 2017	151,281	(815)
1	U.S. Treasury Ultra Bonds	March 2017	161,406	1,185
			$18,429,659	$(28,838)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
23	Euro-Bobl 5-Year Bonds	December 2016	$3,203,809	$(989)
2	U.S. Treasury 10-Year Ultra Notes	March 2017	268,875	(334)
			$3,472,684	$(1,323)

75

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 25 Index	$1,702,800	Sell	5.00%	12/20/20	3.34%	$137,153	$119,161
CDX North America High Yield 26 Index	780,000	Sell	5.00%	6/20/21	3.58%	38,237	51,734
CDX North America High Yield 27 Index	1,100,000	Sell	5.00%	12/20/21	3.88%	25,612	63,656
						$201,002	$234,551

* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

76

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	LOC	-	Letter of Credit
AUD	-	Australian Dollar	MTN	-	Medium Term Note
BRL	-	Brazilian Real	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PHP	-	Philippine Peso
COP	-	Colombian Peso	PIK	-	Payment in Kind
CVA	-	Certificaten Van Aandelen	PLN	-	Polish Zloty
CZK	-	Czech Koruna	RUB	-	Russian Ruble
DKK	-	Danish Krone	SBBPA	-	Standby Bond Purchase Agreement
EUR	-	Euro	SEK	-	Swedish Krona
FHLB	-	Federal Home Loan Bank	SEQ	-	Sequential Payer
FHLMC	-	Federal Home Loan Mortgage Corporation	SGD	-	Singapore Dollar
FNMA	-	Federal National Mortgage Association	THB	-	Thai Baht
GBP	-	British Pound	TRY	-	Turkish Lira
GNMA	-	Government National Mortgage Association	TWD	-	Taiwanese Dollar
GO	-	General Obligation	USD	-	United States Dollar
HKD	-	Hong Kong Dollar	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ILS	-	Israeli Shekel
INR	-	Indian Rupee	ZAR	-	South African Rand
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIQ FAC	-	Liquidity Facilities

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $32,610,012, which represented 6.1% of total net assets.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $93,970.

(4)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,000,000, which represented 0.6% of total net assets.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	Forward commitment. Settlement date is indicated.

(8)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

77

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $501,135,356)	$540,844,096
Foreign currency holdings, at value (cost of $81,005)	77,160
Deposits with broker for futures contracts and swap agreements	191,553
Receivable for investments sold	4,532,973
Receivable for capital shares sold	245,540
Receivable for variation margin on swap agreements	9,278
Unrealized appreciation on forward foreign currency exchange contracts	2,687,742
Interest and dividends receivable	2,144,748
550,733,090

Liabilities
Disbursements in excess of demand deposit cash	624,924
Payable for investments purchased	11,239,986
Payable for capital shares redeemed	4,826,722
Payable for variation margin on futures contracts	9,867
Unrealized depreciation on forward foreign currency exchange contracts	1,132,616
Accrued management fees	421,994
Distribution and service fees payable	66,007
18,322,116

Net Assets	$532,410,974

Net Assets Consist of:
Capital (par value and paid-in surplus)	$487,294,931
Undistributed net investment income	917,365
Undistributed net realized gain	2,802,700
Net unrealized appreciation	41,395,978
$532,410,974

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$245,726,172	43,695,537	$5.62
Institutional Class, $0.01 Par Value	$76,532,218	13,602,080	$5.63
A Class, $0.01 Par Value	$137,168,135	24,419,510	$5.62*
C Class, $0.01 Par Value	$37,188,483	6,707,265	$5.54
R Class, $0.01 Par Value	$15,398,094	2,746,267	$5.61
R6 Class, $0.01 Par Value	$20,397,872	3,624,750	$5.63
*Maximum offering price $5.96 (net asset value divided by 0.9425).

See Notes to Financial Statements.

78

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Interest	$6,508,914
Dividends (net of foreign taxes withheld of $157,122)	5,757,008
12,265,922

Expenses:
Management fees	5,321,159
Distribution and service fees:
A Class	376,060
C Class	402,716
R Class	76,488
Directors' fees and expenses	18,482
Other expenses	10,466
6,205,371

Net investment income (loss)	6,060,551

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,518,557
Futures contract transactions	(346,309)
Swap agreement transactions	182,946
Foreign currency transactions	(715,928)
10,639,266

Change in net unrealized appreciation (depreciation) on:
Investments	(1,523,345)
Futures contracts	(26,009)
Swap agreements	211,642
Translation of assets and liabilities in foreign currencies	778,090
(559,622)

Net realized and unrealized gain (loss)	10,079,644

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,140,195

See Notes to Financial Statements.

79

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$6,060,551	$4,046,189
Net realized gain (loss)	10,639,266	29,409,870
Change in net unrealized appreciation (depreciation)	(559,622)	(35,951,147)
Net increase (decrease) in net assets resulting from operations	16,140,195	(2,495,088)

Distributions to Shareholders
From net investment income:
Investor Class	(2,348,924)	(800,273)
Institutional Class	(884,721)	(242,527)
A Class	(784,142)	(302,841)
R Class	(27,961)	(14,835)
R6 Class	(233,267)	(8,158)
From net realized gains:
Investor Class	(14,883,532)	(16,738,580)
Institutional Class	(3,940,984)	(3,666,455)
A Class	(8,812,132)	(10,301,509)
B Class	—	(136,340)
C Class	(2,340,904)	(2,409,005)
R Class	(816,446)	(918,124)
R6 Class	(701,907)	(100,773)
Decrease in net assets from distributions	(35,774,920)	(35,639,420)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(22,715,341)	(9,105,703)

Net increase (decrease) in net assets	(42,350,066)	(47,240,211)

Net Assets
Beginning of period	574,761,040	622,001,251
End of period	$532,410,974	$574,761,040

Undistributed (distributions in excess of) net investment income	$917,365	$(182,644)

See Notes to Financial Statements.

80

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

81

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

82

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2016 was 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class.

83

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,916,646 and $4,998,804, respectively. The effect of interfund transactions on the Statement of Operations was $247,074 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2016 totaled $460,679,172, of which $150,208,618 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 totaled $496,474,518, of which $149,324,040 represented U.S. Treasury and Government Agency obligations.

84

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		325,000,000
Sold	5,367,885	$29,809,907	9,270,891	$54,688,766
Issued in reinvestment of distributions	3,114,135	16,926,011	2,989,638	17,261,870
Redeemed	(12,146,098)	(67,374,096)	(13,891,745)	(81,736,303)
	(3,664,078)	(20,638,178)	(1,631,216)	(9,785,667)
Institutional Class/Shares Authorized	120,000,000		50,000,000
Sold	3,644,653	20,192,823	3,581,678	21,022,895
Issued in reinvestment of distributions	885,528	4,825,471	676,832	3,908,804
Redeemed	(3,307,346)	(18,401,873)	(2,574,712)	(15,114,646)
	1,222,835	6,616,421	1,683,798	9,817,053
A Class/Shares Authorized	275,000,000		175,000,000
Sold	4,791,407	26,352,263	6,089,254	35,715,768
Issued in reinvestment of distributions	1,681,221	9,114,052	1,794,593	10,342,031
Redeemed	(9,933,782)	(54,956,172)	(10,239,325)	(60,059,015)
	(3,461,154)	(19,489,857)	(2,355,478)	(14,001,216)
B Class/Shares Authorized	N/A		25,000,000
Sold			7,784	43,809
Issued in reinvestment of distributions			22,438	128,800
Redeemed			(431,479)	(2,502,556)
			(401,257)	(2,329,947)
C Class/Shares Authorized	70,000,000		50,000,000
Sold	764,173	4,182,497	1,638,124	9,539,106
Issued in reinvestment of distributions	419,993	2,246,961	397,703	2,282,953
Redeemed	(1,876,877)	(10,301,837)	(1,654,464)	(9,619,705)
	(692,711)	(3,872,379)	381,363	2,202,354
R Class/Shares Authorized	50,000,000		25,000,000
Sold	786,551	4,358,403	888,383	5,210,209
Issued in reinvestment of distributions	154,537	835,472	160,675	925,777
Redeemed	(741,579)	(4,134,611)	(1,122,321)	(6,576,134)
	199,509	1,059,264	(73,263)	(440,148)
R6 Class/Shares Authorized	50,000,000		10,000,000
Sold	3,801,716	21,336,192	1,081,870	6,313,681
Issued in reinvestment of distributions	171,100	935,174	18,859	108,931
Redeemed	(1,572,175)	(8,661,978)	(168,834)	(990,744)
	2,400,641	13,609,388	931,895	5,431,868
Net increase (decrease)	(3,994,958)	$(22,715,341)	(1,464,158)	$(9,105,703)

85

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$181,596,669	$57,105,118	—
U.S. Treasury Securities	—	97,415,689	—
Corporate Bonds	—	64,223,821	—
Sovereign Governments and Agencies	—	41,836,730	—
U.S. Government Agency Mortgage-Backed Securities	—	32,514,675	—
Municipal Securities	—	15,611,318	—
Collateralized Mortgage Obligations	—	8,040,647	—
Asset-Backed Securities	—	7,477,670	—
Commercial Mortgage-Backed Securities	—	7,436,369	—
U.S. Government Agency Securities	—	2,710,386	—
Exchange-Traded Funds	1,537,317	—	—
Commercial Paper	—	10,473,818	—
Temporary Cash Investments	12,763,953	99,916	—
	$195,897,939	$344,946,157	—
Other Financial Instruments
Futures Contracts	$4,001	$14,106	—
Swap Agreements	—	234,551	—
Forward Foreign Currency Exchange Contracts	—	2,687,742	—
	$4,001	$2,936,399	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,440	$45,828	—
Forward Foreign Currency Exchange Contracts	—	1,132,616	—
	$2,440	$1,178,444	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $4,813,783.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $57,250,942.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 154 contracts.

87

Value of Derivative Instruments as of November 30, 2016
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$9,278	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	2,687,742	Unrealized depreciation on forward foreign currency exchange contracts	$1,132,616
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	9,867
		$2,697,020		$1,142,483

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$182,946	Change in net unrealized appreciation (depreciation) on swap agreements	$211,642
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(820,268)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	773,758
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(346,309)	Change in net unrealized appreciation (depreciation) on futures contracts	(26,009)
		$(983,631)		$959,391

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 20, 2016, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 19, 2016 of $0.0889 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 27, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 23, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0333	$0.0365	$0.0294	$0.0177	$0.0255	$0.0388

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$4,378,246	$6,956,894
Long-term capital gains	$31,396,674	$28,682,526

88

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$507,127,972
Gross tax appreciation of investments	$44,587,744
Gross tax depreciation of investments	(10,871,620)
Net tax appreciation (depreciation) of investments	33,716,124
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	97,119
Net tax appreciation (depreciation)	$33,813,243
Other book-to tax adjustments	$(156,875)
Undistributed ordinary income	$3,031,563
Accumulated long-term gains	$8,428,112

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

89

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$5.83	0.07	0.09	0.16	(0.05)	(0.32)	(0.37)	$5.62	2.96%	1.00%	1.21%	87%	$245,726
2015	$6.21	0.05	(0.07)	(0.02)	(0.02)	(0.34)	(0.36)	$5.83	(0.25)%	1.00%	0.81%	90%	$275,947
2014	$6.23	0.05	0.36	0.41	(0.06)	(0.37)	(0.43)	$6.21	7.00%	0.99%	0.91%	59%	$304,125
2013	$5.95	0.06	0.50	0.56	(0.07)	(0.21)	(0.28)	$6.23	9.74%	1.00%	1.06%	68%	$280,568
2012	$5.60	0.08	0.45	0.53	(0.08)	(0.10)	(0.18)	$5.95	9.75%	1.00%	1.44%	76%	$253,750
Institutional Class
2016	$5.84	0.08	0.10	0.18	(0.07)	(0.32)	(0.39)	$5.63	3.27%	0.80%	1.41%	87%	$76,532
2015	$6.21	0.06	(0.07)	(0.01)	(0.02)	(0.34)	(0.36)	$5.84	0.02%	0.80%	1.01%	90%	$72,235
2014	$6.23	0.06	0.36	0.42	(0.07)	(0.37)	(0.44)	$6.21	7.21%	0.79%	1.11%	59%	$66,425
2013	$5.95	0.07	0.50	0.57	(0.08)	(0.21)	(0.29)	$6.23	9.95%	0.80%	1.26%	68%	$33,833
2012	$5.60	0.09	0.45	0.54	(0.09)	(0.10)	(0.19)	$5.95	9.97%	0.80%	1.64%	76%	$60,090
A Class
2016	$5.81	0.05	0.11	0.16	(0.03)	(0.32)	(0.35)	$5.62	2.94%	1.25%	0.96%	87%	$137,168
2015	$6.20	0.03	(0.07)	(0.04)	(0.01)	(0.34)	(0.35)	$5.81	(0.52)%	1.25%	0.56%	90%	$162,077
2014	$6.22	0.04	0.35	0.39	(0.04)	(0.37)	(0.41)	$6.20	6.74%	1.24%	0.66%	59%	$187,559
2013	$5.94	0.05	0.50	0.55	(0.06)	(0.21)	(0.27)	$6.22	9.49%	1.25%	0.81%	68%	$242,796
2012	$5.60	0.07	0.44	0.51	(0.07)	(0.10)	(0.17)	$5.94	9.30%	1.25%	1.19%	76%	$236,226

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$5.75	0.01	0.10	0.11	—	(0.32)	(0.32)	$5.54	2.06%	2.00%	0.21%	87%	$37,188
2015	$6.18	(0.01)	(0.08)	(0.09)	—	(0.34)	(0.34)	$5.75	(1.38)%	2.00%	(0.19)%	90%	$42,585
2014	$6.21	(0.01)	0.35	0.34	—(3)	(0.37)	(0.37)	$6.18	5.93%	1.99%	(0.09)%	59%	$43,361
2013	$5.94	—(3)	0.50	0.50	(0.02)	(0.21)	(0.23)	$6.21	8.65%	2.00%	0.06%	68%	$40,650
2012	$5.59	0.03	0.45	0.48	(0.03)	(0.10)	(0.13)	$5.94	8.73%	2.00%	0.44%	76%	$35,998
R Class
2016	$5.80	0.04	0.10	0.14	(0.01)	(0.32)	(0.33)	$5.61	2.59%	1.50%	0.71%	87%	$15,398
2015	$6.20	0.02	(0.07)	(0.05)	(0.01)	(0.34)	(0.35)	$5.80	(0.77)%	1.50%	0.31%	90%	$14,766
2014	$6.22	0.02	0.36	0.38	(0.03)	(0.37)	(0.40)	$6.20	6.48%	1.49%	0.41%	59%	$16,239
2013	$5.94	0.03	0.50	0.53	(0.04)	(0.21)	(0.25)	$6.22	9.24%	1.50%	0.56%	68%	$15,392
2012	$5.59	0.05	0.45	0.50	(0.05)	(0.10)	(0.15)	$5.94	9.22%	1.50%	0.94%	76%	$13,824
R6 Class
2016	$5.84	0.09	0.10	0.19	(0.08)	(0.32)	(0.40)	$5.63	3.50%	0.65%	1.56%	87%	$20,398
2015	$6.21	0.07	(0.07)	—	(0.03)	(0.34)	(0.37)	$5.84	0.09%	0.65%	1.16%	90%	$7,150
2014	$6.23	0.07	0.36	0.43	(0.08)	(0.37)	(0.45)	$6.21	7.37%	0.64%	1.26%	59%	$1,815
2013(4)	$6.05	0.03	0.17	0.20	(0.02)	—	(0.02)	$6.23	3.32%	0.65%(5)	1.19%(5)	68%(6)	$241

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For corporate taxpayers, the fund hereby designates $4,378,246, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $158,391 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2016.

The fund hereby designates $31,396,674, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2016.

102

Notes

103

Notes

104

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91039 1701

Annual Report

November 30, 2016

Strategic Allocation: Moderate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	3.49%	7.57%	5.08%	—	2/15/96
S&P 500 Index	—	8.06%	14.43%	6.88%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	2.17%	2.42%	4.27%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.24%	0.08%	0.76%	—	—
Institutional Class	ASAMX	3.86%	7.81%	5.30%	—	8/1/00
A Class	ACOAX					10/2/96
No sales charge		3.38%	7.33%	4.83%	—
With sales charge		-2.51%	6.08%	4.21%	—
C Class	ASTCX	2.55%	6.53%	4.05%	—	10/2/01
R Class	ASMRX	2.98%	7.06%	4.56%	—	8/29/03
R6 Class	ASMDX	3.86%	—	—	5.18%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $16,415

S&P 500 Index — $19,462

Bloomberg Barclays U.S. Aggregate Bond Index — $15,190

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,791

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.07%	0.87%	1.32%	2.07%	1.57%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen
Performance Summary
Strategic Allocation: Moderate returned 3.49%* for the fiscal year ended November 30, 2016. Despite early setbacks, U.S. stocks continued to set record levels following the presidential election, led by the financials, industrials, and energy sectors. Improved domestic economic data pushed up riskier assets, with small caps and value stocks leading the way. In the U.S., small- and mid-cap stocks beat large-cap equities; value outperformed growth across all market capitalizations. Non-U.S. emerging market stocks outperformed developed non-U.S. equities, as Europe continued to struggle from Brexit-related fallout and Japan-based stocks faced a strengthening yen. The real story, however, was in fixed income, as rates adjusted to the economic landscape, and investors grew confident that the Federal Reserve would raise interest rates in December 2016. After falling for the first seven months of 2016, the U.S. 10-Year Treasury yield climbed to 18-month highs in November.
Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 32% bonds, and 4% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.
Tactical Positioning
In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. For much of the reporting period, we maintained an overweight allocation to stocks with a corresponding underweight to bonds. Within the equity segment, the fund was overweight to U.S. equities for much of the reporting period, though this bias was removed during the year by shifting to underweight positions in the large-cap core, large-cap value, and mid-cap value segments. Conversely, we increased exposure to the large-cap growth stocks, which was beneficial, and slightly increased the overweight in the mid-cap growth equity segment. The underweight to non-U.S. developed large-cap stocks, which benefited returns, was removed during the period. Similarly, we increased exposure to emerging market equities, moving to a neutral position.
In the bond segment, the underweight to high-quality bonds was removed and exposure to high-yield bonds was decreased during the reporting period, moving the fixed-income segment to a neutral position. We retained a slight overweight to global real estate-related securities and a corresponding underweight to cash.
From a return perspective, an overweight to U.S. equities and an underweight to high-quality bonds added value. An underweight position in non-U.S. developed market stocks also helped. On the other hand, a tactical overweight to U.S. large-cap growth stocks, which was increased toward the year’s second half, detracted, particularly in the period’s last two months. A net underweight to small-cap stocks hampered returns as did underweight positions in emerging market equities and an overweight to global real estate stocks.
Equities Produced Mixed Returns
The U.S. equity portion of Strategic Allocation: Moderate produced gains, with key contribution to total returns coming from large-cap value, large-cap core, and mid-cap value stocks. Conversely, non-U.S. developed market stocks generally detracted, particularly the large-cap growth exposure. The exception was emerging markets equities, which gained and added value.
*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Overall, security selection negatively impacted portfolio results. The leading underlying component detractors included non-U.S. developed market growth stocks. Within the U.S. allocation, stock selection in underlying large-cap core equities also hampered performance. In addition, unsuccessful security selection in the mid-cap growth segment weighed on results.
Fixed-Income Components Gained
All fixed-income components produced positive returns during the reporting period, aiding the fund’s absolute results. The U.S. high-yield bond segment was a key contributor to total gains at the fund level, despite difficult security selection within the segment. On the other hand, strong security selection contributed to outperformance by the U.S. high-quality bond and non-U.S. bond segments.
Outlook
As we approach 2017, we believe there is potential for stronger growth in the developed world in the coming year. Growth expectations have improved in the U.S., the U.K., and the eurozone, which has been reflected in recent market performance. At the same time, post-election risks remain. The U.K.’s exit from the European Union (Brexit) has been delayed and president-elect Trump’s proposals are still just talk. How they, and other changes from populist movements, actually play out remains to be seen. The combination of a stronger dollar, weaker commodities, and Trump’s trade policy proposals makes the environment more challenging for emerging markets. This potentially signals a shift in growth leadership from emerging markets to developed markets. However, that assumes the ultimate impact of populist movement-driven changes won’t derail developed market growth. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.
By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.
It’s also important to note that when we overweight a particular asset class or style, we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of a given discipline. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	1.1%
Apple, Inc.	1.1%
Microsoft Corp.	0.9%
Amazon.com, Inc.	0.8%
Procter & Gamble Co. (The)	0.6%
Facebook, Inc., Class A	0.6%
PepsiCo, Inc.	0.5%
Oracle Corp.*	0.5%
Wal-Mart Stores, Inc.	0.5%
TOTAL SA*	0.4%
*Includes shares traded on all exchanges.

Geographic Composition of Common Stocks	% of net assets
United States	47.1%
United Kingdom	2.9%
France	2.3%
Japan	2.2%
Other Countries	9.5%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.1 years
Average Duration (effective)	5.3 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	47.1%
Foreign Common Stocks**	16.9%
U.S. Treasury Securities	11.0%
Corporate Bonds	9.3%
U.S. Government Agency Mortgage-Backed Securities	4.2%
Sovereign Governments and Agencies	3.8%
Municipal Securities	2.1%
Commercial Mortgage-Backed Securities	1.0%
Collateralized Mortgage Obligations	1.0%
Asset-Backed Securities	0.9%
Exchange-Traded Funds	0.4%
U.S. Government Agency Securities	0.3%
Commercial Paper	1.2%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	(1.4)%
**Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,024.70	$5.42	1.07%
Institutional Class	$1,000	$1,027.70	$4.41	0.87%
A Class	$1,000	$1,024.40	$6.68	1.32%
C Class	$1,000	$1,020.10	$10.45	2.07%
R Class	$1,000	$1,024.20	$7.94	1.57%
R6 Class	$1,000	$1,027.30	$3.65	0.72%
Hypothetical
Investor Class	$1,000	$1,019.65	$5.40	1.07%
Institutional Class	$1,000	$1,020.65	$4.39	0.87%
A Class	$1,000	$1,018.40	$6.66	1.32%
C Class	$1,000	$1,014.65	$10.43	2.07%
R Class	$1,000	$1,017.15	$7.92	1.57%
R6 Class	$1,000	$1,021.40	$3.64	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares/ Principal Amount	Value
COMMON STOCKS — 64.0%
Aerospace and Defense — 1.1%
Aerojet Rocketdyne Holdings, Inc.(1)	838	$17,028
Boeing Co. (The)	34,718	5,227,142
Cubic Corp.	1,559	72,182
Hexcel Corp.	1,778	91,958
L-3 Communications Holdings, Inc.	2,779	438,443
Lockheed Martin Corp.	8,426	2,234,996
Mercury Systems, Inc.(1)	4,006	119,018
Raytheon Co.	247	36,936
Safran SA	3,567	244,862
Textron, Inc.	44,993	2,071,028
Thales SA	11,850	1,157,081
United Technologies Corp.	38,426	4,139,249
		15,849,923
Air Freight and Logistics†
Royal Mail plc	84,206	493,710
XPO Logistics, Inc.(1)	4,303	191,613
		685,323
Airlines — 0.7%
Delta Air Lines, Inc.	42,467	2,046,060
Hawaiian Holdings, Inc.(1)	19,421	997,268
Japan Airlines Co. Ltd.	22,900	677,562
JetBlue Airways Corp.(1)	108,052	2,170,765
Ryanair Holdings plc ADR(1)	12,110	966,863
Spirit Airlines, Inc.(1)	12,629	702,172
United Continental Holdings, Inc.(1)	31,119	2,145,655
		9,706,345
Auto Components — 0.8%
Adient plc(1)	716	38,349
BorgWarner, Inc.	19,390	690,284
Bridgestone Corp.	23,900	912,297
Cie Generale des Etablissements Michelin, Class B	670	71,720
Continental AG	887	157,371
Delphi Automotive plc	45,790	2,930,560
Dometic Group AB(1)	10,183	72,595
Drew Industries, Inc.	5,494	577,419
Faurecia	10,584	379,374
Hota Industrial Manufacturing Co. Ltd.	72,000	276,723
Koito Manufacturing Co. Ltd.	4,700	244,849
Lear Corp.	16,714	2,164,630
Minth Group Ltd.	102,000	334,017
Motherson Sumi Systems Ltd.	71,073	321,677

10

	Shares/ Principal Amount	Value
NGK Spark Plug Co. Ltd.	12,900	$264,529
Stoneridge, Inc.(1)	624	9,903
Tenneco, Inc.(1)	2,622	154,567
Toyota Boshoku Corp.	14,400	327,384
TS Tech Co. Ltd.	12,400	326,786
Tung Thih Electronic Co. Ltd.	23,000	198,444
Valeo SA	23,958	1,335,867
Visteon Corp.	3,514	276,446
		12,065,791
Automobiles — 0.7%
Astra International Tbk PT	2,513,300	1,400,141
Brilliance China Automotive Holdings Ltd.	178,000	249,221
Daimler AG	1,443	95,983
Ford Motor Co.	168,988	2,021,096
Fuji Heavy Industries Ltd.	19,900	807,967
Honda Motor Co. Ltd.	32,500	946,550
Honda Motor Co. Ltd. ADR	23,166	688,957
Isuzu Motors Ltd.	18,500	218,142
Mazda Motor Corp.	6,200	99,391
Peugeot SA(1)	53,206	784,954
Suzuki Motor Corp.	9,800	315,231
Tata Motors Ltd.	139,000	932,705
Tofas Turk Otomobil Fabrikasi AS	74,275	463,503
Toyota Motor Corp.	28,000	1,627,306
		10,651,147
Banks — 4.5%
Ameris Bancorp	2,335	104,725
Australia & New Zealand Banking Group Ltd.	69,586	1,459,870
Banco Santander SA	220,807	1,009,338
Bank Mandiri Persero Tbk PT	941,400	729,364
Bank of America Corp.	164,328	3,470,607
Bank of Hawaii Corp.	8,056	671,629
Bank of Ireland(1)	613,560	130,707
Bank of the Ozarks, Inc.	6,407	310,868
Bank Rakyat Indonesia Persero Tbk PT	490,400	394,419
Bankia SA	251,160	223,867
BankUnited, Inc.	21,686	768,335
BB&T Corp.	123,745	5,599,461
BNP Paribas SA	45,445	2,638,472
BOC Hong Kong Holdings Ltd.	208,500	782,228
Boston Private Financial Holdings, Inc.	8,394	125,910
Capital Bank Financial Corp., Class A	8,648	309,598
Capitec Bank Holdings Ltd.	11,901	549,750
Cathay General Bancorp	5,306	186,241
China Construction Bank Corp., H Shares	346,000	257,833
Citigroup, Inc.	66,548	3,752,642
Citizens Financial Group, Inc.	11,443	383,455
11

	Shares/ Principal Amount	Value
Comerica, Inc.	11,258	$717,697
Commerce Bancshares, Inc.	17,899	981,063
Commercial International Bank Egypt S.A.E.	64,186	247,906
Credicorp Ltd.	3,475	544,498
DNB ASA	51,180	753,840
Erste Group Bank AG	32,490	903,562
F.N.B. Corp.	9,406	143,724
FCB Financial Holdings, Inc., Class A(1)	7,894	349,309
First Financial Bankshares, Inc.	2,246	96,690
First Hawaiian, Inc.	4,545	136,304
Hang Seng Bank Ltd.	39,700	752,388
HDFC Bank Ltd.	79,898	1,592,265
HSBC Holdings plc	316,508	2,515,485
Industrial & Commercial Bank of China Ltd., H Shares	2,215,105	1,356,507
ING Groep NV	105,196	1,432,672
Itau Unibanco Holding SA ADR	90,595	936,752
JPMorgan Chase & Co.	32,212	2,582,436
Kasikornbank PCL	57,700	274,920
KBC Group NV	38,891	2,332,149
LegacyTexas Financial Group, Inc.	5,687	223,272
M&T Bank Corp.	15,851	2,281,593
Mitsubishi UFJ Financial Group, Inc.	136,400	798,573
Mizuho Financial Group, Inc.	302,100	534,989
Moneta Money Bank AS(1)	107,343	350,325
OTP Bank plc	20,447	551,120
PacWest Bancorp	720	36,900
PNC Financial Services Group, Inc. (The)	33,005	3,648,373
Prosperity Bancshares, Inc.	1,616	106,866
Sberbank of Russia PJSC ADR	6,788	68,457
Sberbank of Russia PJSC ADR (London)	74,250	744,356
Societe Generale SA	22,492	967,471
Southside Bancshares, Inc.	609	23,428
Sumitomo Mitsui Financial Group, Inc.	17,600	647,049
SunTrust Banks, Inc.	9,825	510,409
SVB Financial Group(1)	4,145	655,034
Texas Capital Bancshares, Inc.(1)	3,144	228,726
U.S. Bancorp	57,660	2,861,089
UMB Financial Corp.	11,205	851,804
United Overseas Bank Ltd.	13,100	186,536
Wells Fargo & Co.	96,735	5,119,216
Westamerica Bancorporation	14,429	895,031
Westpac Banking Corp.	40,799	942,103
Yes Bank Ltd.	11,767	201,795
Zions Bancorp	7,344	292,218
		66,236,219
Beverages — 0.9%
Coca-Cola Bottling Co. Consolidated	738	119,394

12

	Shares/ Principal Amount	Value
Coca-Cola Co. (The)	6,508	$262,598
Constellation Brands, Inc., Class A	5,744	868,148
Dr Pepper Snapple Group, Inc.	15,113	1,310,901
Fomento Economico Mexicano SAB de CV ADR	3,180	248,199
MGP Ingredients, Inc.	2,053	97,107
Molson Coors Brewing Co., Class B	7,368	722,285
Monster Beverage Corp.(1)	13,548	606,273
PepsiCo, Inc.	80,707	8,078,771
Treasury Wine Estates Ltd.	155,640	1,240,120
		13,553,796
Biotechnology — 1.9%
AbbVie, Inc.	67,613	4,110,870
Acceleron Pharma, Inc.(1)	764	25,739
Aimmune Therapeutics, Inc.(1)	2,119	48,101
Alder Biopharmaceuticals, Inc.(1)	1,404	33,064
Alexion Pharmaceuticals, Inc.(1)	3,028	371,203
Alkermes plc(1)	4,316	245,278
Amgen, Inc.	42,076	6,061,889
Biogen, Inc.(1)	14,821	4,358,411
BioMarin Pharmaceutical, Inc.(1)	4,822	412,908
Bluebird Bio, Inc.(1)	287	17,320
Celgene Corp.(1)	13,370	1,584,479
CSL Ltd.	6,930	501,511
Exact Sciences Corp.(1)	1,771	26,158
Exelixis, Inc.(1)	3,321	56,191
FibroGen, Inc.(1)	1,825	40,424
Flexion Therapeutics, Inc.(1)	1,953	32,225
Galapagos NV(1)	3,247	192,956
Genmab A/S(1)	2,470	427,831
Genomic Health, Inc.(1)	1,521	46,284
Gilead Sciences, Inc.	44,747	3,297,854
Halozyme Therapeutics, Inc.(1)	3,041	35,914
Incyte Corp.(1)	14,513	1,484,535
Kite Pharma, Inc.(1)	891	45,379
Ligand Pharmaceuticals, Inc., Class B(1)	350	36,540
Medy-Tox, Inc.	1,272	357,102
Neurocrine Biosciences, Inc.(1)	9,048	420,280
Ophthotech Corp.(1)	669	20,505
Portola Pharmaceuticals, Inc.(1)	775	13,942
Prothena Corp. plc(1)	809	47,747
Puma Biotechnology, Inc.(1)	10,014	431,103
Radius Health, Inc.(1)	887	47,206
Regeneron Pharmaceuticals, Inc.(1)	2,767	1,049,357
Sage Therapeutics, Inc.(1)	637	31,920
Sarepta Therapeutics, Inc.(1)	777	26,620
Shire plc	30,800	1,795,822
Spark Therapeutics, Inc.(1)	617	33,941

13

	Shares/ Principal Amount	Value
Synergy Pharmaceuticals, Inc.(1)	4,216	$22,176
TESARO, Inc.(1)	504	68,388
Ultragenyx Pharmaceutical, Inc.(1)	725	56,760
		27,915,933
Building Products — 0.8%
Apogee Enterprises, Inc.	3,209	153,069
Continental Building Products, Inc.(1)	2,782	62,317
CSW Industrials, Inc.(1)	6,181	225,607
Daikin Industries Ltd.	11,900	1,114,536
dormakaba Holding AG	263	190,001
Fortune Brands Home & Security, Inc.	12,361	681,709
Geberit AG	530	209,821
Johnson Controls International plc	121,731	5,475,460
Lennox International, Inc.	3,235	480,947
Masonite International Corp.(1)	1,609	104,263
NCI Building Systems, Inc.(1)	8,297	138,560
Owens Corning	37,339	1,918,478
PGT, Inc.(1)	11,123	123,465
USG Corp.(1)	23,507	673,241
		11,551,474
Capital Markets — 2.0%
3i Group plc	15,606	134,536
Affiliated Managers Group, Inc.(1)	6,513	964,575
Ameriprise Financial, Inc.	15,448	1,764,316
Ares Management LP	8,049	137,638
Azimut Holding SpA	21,380	319,047
Bank of New York Mellon Corp. (The)	54,710	2,594,348
Bats Global Markets, Inc.	2,474	78,673
BlackRock, Inc.	4,680	1,735,297
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	85,600	420,401
Charles Schwab Corp. (The)	36,338	1,404,827
China Galaxy Securities Co. Ltd., H Shares	63,500	63,037
Daiwa Securities Group, Inc.	103,000	618,873
Deutsche Boerse AG(1)	9,670	781,467
Eaton Vance Corp.	40,120	1,622,453
Evercore Partners, Inc., Class A	10,416	702,038
Goldman Sachs Group, Inc. (The)	11,334	2,485,433
Invesco Ltd.	80,382	2,516,760
Investec plc	84,928	552,562
Julius Baer Group Ltd.	25,990	1,148,550
London Stock Exchange Group plc	29,880	1,027,363
Man Group plc	40,194	57,030
Moscow Exchange MICEX-RTS PJSC	307,294	572,082
Northern Trust Corp.	34,286	2,816,595
Partners Group Holding AG	680	330,402
S&P Global, Inc.	8,942	1,064,009

14

	Shares/ Principal Amount	Value
SBI Holdings, Inc.	27,000	$337,957
SEI Investments Co.	18,014	849,901
State Street Corp.	17,574	1,384,831
T. Rowe Price Group, Inc.	8,898	658,986
UBS Group AG	5,522	87,824
		29,231,811
Chemicals — 1.4%
Air Products & Chemicals, Inc.	18,239	2,634,806
Arkema SA	12,030	1,152,344
Asahi Kasei Corp.	27,000	240,134
Axalta Coating Systems Ltd.(1)	22,855	603,829
BASF SE	3,100	266,095
Cabot Corp.	33,738	1,718,276
Celanese Corp.	7,301	579,115
Chase Corp.	614	49,488
Dow Chemical Co. (The)	89,757	5,001,260
E.I. du Pont de Nemours & Co.	10,092	742,872
Evonik Industries AG	5,857	163,320
FMC Corp.	664	37,264
Green Seal Holding Ltd.	56,000	253,004
Hitachi Chemical Co. Ltd.	15,100	331,288
HS Industries Co. Ltd.	32,339	255,879
Hyosung Corp.	1,512	179,777
Ingevity Corp.(1)	11,483	601,365
Innophos Holdings, Inc.	2,083	113,565
Innospec, Inc.	2,854	187,508
Koninklijke DSM NV	17,730	1,075,229
Lenzing AG	1,510	192,845
Lotte Chemical Corp.	420	115,504
LyondellBasell Industries NV, Class A	14,114	1,274,777
Minerals Technologies, Inc.	2,576	208,656
Mitsubishi Chemical Holdings Corp.	89,100	560,355
Mitsui Chemicals, Inc.	41,000	189,581
Monsanto Co.	835	85,763
Scotts Miracle-Gro Co. (The), Class A	5,476	499,795
Sensient Technologies Corp.	2,665	208,110
Sherwin-Williams Co. (The)	828	222,459
Symrise AG	4,691	283,937
Tosoh Corp.	22,000	147,686
Trinseo SA	1,458	85,366
Valvoline, Inc.(1)	3,886	81,567
W.R. Grace & Co.	3,690	240,809
		20,583,628
Commercial Services and Supplies — 0.3%
ABM Industries, Inc.	3,169	139,436
Advanced Disposal Services, Inc.(1)	6,475	129,889
Brady Corp., Class A	988	36,309

15

	Shares/ Principal Amount	Value
Brink's Co. (The)	1,898	$76,679
Clean Harbors, Inc.(1)	6,900	364,665
Deluxe Corp.	783	53,009
Downer EDI Ltd.	109,204	457,238
InnerWorkings, Inc.(1)	13,365	123,626
Interface, Inc.	5,937	103,304
KAR Auction Services, Inc.	13,573	572,238
Loomis AB, B Shares	5,630	148,948
Multi-Color Corp.	3,878	278,828
Rentokil Initial plc	83,890	225,041
Republic Services, Inc.	20,119	1,116,403
Serco Group plc(1)	67,240	111,894
		3,937,507
Communications Equipment — 0.4%
ARRIS International plc(1)	16,007	459,241
Ciena Corp.(1)	4,224	90,605
Cisco Systems, Inc.	160,467	4,785,126
NetScout Systems, Inc.(1)	4,700	146,640
		5,481,612
Construction and Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA	11,124	327,579
AECOM(1)	11,364	413,081
China Railway Construction Corp. Ltd., H Shares	457,500	649,990
CIMIC Group Ltd.	11,072	251,988
Dycom Industries, Inc.(1)	611	44,744
Granite Construction, Inc.	2,757	162,636
Hyundai Development Co-Engineering & Construction	4,277	151,097
Larsen & Toubro Ltd.	20,987	423,962
Peab AB	24,671	190,460
Penta-Ocean Construction Co. Ltd.	10,800	52,959
Skanska AB, B Shares	30,442	699,755
Toshiba Plant Systems & Services Corp.	9,400	140,830
Valmont Industries, Inc.	1,147	170,788
Vinci SA	12,110	785,874
		4,465,743
Construction Materials — 0.5%
Anhui Conch Cement Co. Ltd., H Shares	175,000	506,511
Buzzi Unicem SpA	11,760	249,900
Cemex SAB de CV ADR(1)	187,555	1,464,805
CRH plc	48,960	1,634,283
Eagle Materials, Inc.	1,652	160,574
Forterra, Inc.(1)	4,950	98,059
HeidelbergCement AG	13,890	1,245,570
Summit Materials, Inc., Class A(1)	5,779	137,367
Vulcan Materials Co.	9,243	1,161,383
		6,658,452

16

	Shares/ Principal Amount	Value
Consumer Finance — 0.2%
American Express Co.	16,228	$1,169,065
Bharat Financial Inclusion Ltd.(1)	47,742	515,789
Discover Financial Services	13,682	927,229
Gentera SAB de CV	240,407	380,426
Srisawad Power 1979 PCL	277,040	318,352
		3,310,861
Containers and Packaging — 0.4%
Ball Corp.	19,224	1,442,954
Bemis Co., Inc.	7,127	356,849
Berry Plastics Group, Inc.(1)	146	7,266
CCL Industries, Inc., Class B	1,270	220,995
Graphic Packaging Holding Co.	26,144	328,630
Klabin SA	78,700	394,890
Multi Packaging Solutions International Ltd.(1)	24,204	337,888
Pact Group Holdings Ltd.	28,734	138,133
RPC Group plc	30,189	406,810
Sonoco Products Co.	12,078	653,782
WestRock Co.	38,652	1,978,982
		6,267,179
Distributors — 0.1%
Bapcor Ltd.	67,114	246,315
Jardine Cycle & Carriage Ltd.	9,455	264,847
LKQ Corp.(1)	35,753	1,173,771
		1,684,933
Diversified Consumer Services — 0.1%
AA plc	25,066	83,330
AcadeMedia AB(1)	21,635	119,637
Bright Horizons Family Solutions, Inc.(1)	2,765	190,287
Chegg, Inc.(1)	14,985	121,229
Kroton Educacional SA	56,500	241,399
New Oriental Education & Technology Group, Inc. ADR(1)	14,182	711,511
Nord Anglia Education, Inc.(1)	3,471	83,304
TAL Education Group ADR(1)	3,999	306,044
		1,856,741
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	9,133	1,437,899
Compass Diversified Holdings	11,582	218,321
Fubon Financial Holding Co. Ltd.	44,000	68,265
ORIX Corp.	115,700	1,801,665
		3,526,150
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	34,928	1,349,269
Cellnex Telecom SA	34,323	480,907
Level 3 Communications, Inc.(1)	7,930	436,705
Nippon Telegraph & Telephone Corp.	17,400	703,422
Orange SA	38,372	559,396

17

	Shares/ Principal Amount	Value
PCCW Ltd.	247,000	$143,617
SBA Communications Corp., Class A(1)	9,383	928,542
Telefonica SA	101,827	847,398
Telekomunikasi Indonesia Persero Tbk PT	1,685,300	470,056
Telstra Corp. Ltd.	117,872	439,565
Verizon Communications, Inc.	45,950	2,292,905
		8,651,782
Electric Utilities — 0.7%
ALLETE, Inc.	986	60,955
Edison International	40,345	2,774,526
El Paso Electric Co.	328	14,776
Endesa SA	29,820	616,450
Enel SpA	236,289	955,143
Eversource Energy	7,301	376,878
HK Electric Investments & HK Electric Investments Ltd.	166,500	146,827
PG&E Corp.	21,780	1,280,664
PPL Corp.	22,590	755,861
Tata Power Co. Ltd.	133,293	144,200
Xcel Energy, Inc.	66,328	2,587,455
		9,713,735
Electrical Equipment — 0.5%
Acuity Brands, Inc.	2,278	572,712
AMETEK, Inc.	11,485	543,815
Eaton Corp. plc	15,290	1,016,938
Emerson Electric Co.	12,478	704,258
Gamesa Corp. Tecnologica SA	5,642	117,172
Havells India Ltd.	81,118	408,085
Hubbell, Inc.	9,573	1,074,856
Legrand SA	6,710	375,136
Mabuchi Motor Co. Ltd.	5,300	295,101
Melrose Industries plc	97,617	223,819
Nexans SA(1)	4,293	224,130
Rockwell Automation, Inc.	10,710	1,432,034
Schneider Electric SE	1,181	78,631
Vestas Wind Systems A/S	7,829	516,554
		7,583,241
Electronic Equipment, Instruments and Components — 0.8%
AAC Technologies Holdings, Inc.	68,500	619,958
Alps Electric Co. Ltd.	9,900	248,614
Belden, Inc.	2,299	169,896
CDW Corp.	28,821	1,476,788
Dolby Laboratories, Inc., Class A	12,734	587,674
Fabrinet(1)	1,869	79,993
Hexagon AB, B Shares	29,430	1,042,501
Ingram Micro, Inc., Class A	776	29,054
IPG Photonics Corp.(1)	1,088	104,361
KCE Electronics PCL	184,700	623,785

18

	Shares/ Principal Amount	Value
Keyence Corp.	1,400	$957,318
Keysight Technologies, Inc.(1)	27,963	1,029,877
Largan Precision Co. Ltd.	3,000	347,316
Omron Corp.	5,900	217,630
Orbotech Ltd.(1)	3,126	99,000
OSI Systems, Inc.(1)	2,294	173,656
Sunny Optical Technology Group Co. Ltd.	64,000	322,207
TE Connectivity Ltd.	36,043	2,437,949
Tongda Group Holdings Ltd.	1,020,000	299,826
Topcon Corp.	20,100	298,500
Trimble, Inc.(1)	23,408	659,872
TTM Technologies, Inc.(1)	7,333	99,509
VeriFone Systems, Inc.(1)	15,539	262,454
		12,187,738
Energy Equipment and Services — 1.1%
Baker Hughes, Inc.	81,794	5,261,808
Canadian Energy Services & Technology Corp.	3,000	15,611
Dril-Quip, Inc.(1)	16,959	959,031
FMC Technologies, Inc.(1)	61,932	2,121,790
Frank's International NV	34,341	432,353
Halliburton Co.	33,229	1,764,128
Mammoth Energy Services, Inc.(1)	4,601	73,754
Matrix Service Co.(1)	3,141	65,490
National Oilwell Varco, Inc.	20,140	752,430
Petrofac Ltd.	25,550	253,987
Rowan Cos. plc	12,105	215,711
Schlumberger Ltd.	47,280	3,973,884
Subsea 7 SA(1)	56,486	659,491
TGS Nopec Geophysical Co. ASA	6,870	135,000
US Silica Holdings, Inc.	1,796	90,896
		16,775,364
Equity Real Estate Investment Trusts (REITs) — 2.3%
Acadia Realty Trust	9,995	330,435
Activia Properties, Inc.	84	369,319
Advance Residence Investment Corp.	51	128,475
Alexandria Real Estate Equities, Inc.	7,117	779,952
American Campus Communities, Inc.	7,438	350,404
American Homes 4 Rent	19,725	415,606
American Tower Corp.	22,017	2,251,678
Apartment Investment & Management Co., Class A	16,749	705,133
Armada Hoffler Properties, Inc.	5,522	77,584
Boston Properties, Inc.	9,278	1,149,359
Brixmor Property Group, Inc.	24,960	607,776
BWP Trust	39,219	84,277
Camden Property Trust	4,026	316,886
Canadian Apartment Properties REIT	9,682	220,121
CareTrust REIT, Inc.	5,194	73,495

19

	Shares/ Principal Amount	Value
CBL & Associates Properties, Inc.	4,443	$52,694
Chatham Lodging Trust	2,719	52,096
Colony Starwood Homes	13,685	418,077
Community Healthcare Trust, Inc.	2,411	52,511
Crown Castle International Corp.	7,793	650,404
Dexus Property Group	79,246	533,695
DiamondRock Hospitality Co.	3,966	42,000
Digital Realty Trust, Inc.	4,945	456,572
Duke Realty Corp.	31,308	796,162
Easterly Government Properties, Inc.	1,419	27,529
Empire State Realty Trust, Inc.	43,559	878,585
EPR Properties	432	30,041
Equinix, Inc.	3,293	1,115,537
First Industrial Realty Trust, Inc.	1,067	28,222
Four Corners Property Trust, Inc.	1,582	30,343
Gecina SA	2,086	273,924
General Growth Properties, Inc.	22,093	559,837
GLP J-REIT	310	347,651
Goodman Group	85,846	423,465
Great Portland Estates plc	28,843	219,237
H&R Real Estate Investment Trust	12,060	195,808
HCP, Inc.	12,946	382,295
Host Hotels & Resorts, Inc.	76,890	1,371,718
Hudson Pacific Properties, Inc.	13,309	464,085
Hulic Reit, Inc.	253	411,107
Kite Realty Group Trust	9,934	238,913
Lamar Advertising Co., Class A	1,900	125,951
Lexington Realty Trust	7,797	80,543
Liberty Property Trust	8,340	328,596
Link REIT	156,000	1,073,989
Mack-Cali Realty Corp.	14,319	387,329
Mapletree Commercial Trust	208,158	209,850
Mapletree Greater China Commercial Trust	57,600	38,779
Mapletree Industrial Trust	247,900	283,640
MedEquities Realty Trust, Inc.	7,870	85,704
Medical Properties Trust, Inc.	5,314	63,343
MGM Growth Properties LLC, Class A	20,106	482,544
Mirvac Group	23,104	34,975
National Health Investors, Inc.	1,419	100,408
Outfront Media, Inc.	3,320	83,697
Physicians Realty Trust	12,560	227,587
Piedmont Office Realty Trust, Inc., Class A	36,590	718,628
Prologis, Inc.	10,689	544,070
PS Business Parks, Inc.	616	68,826
Public Storage	3,787	792,619
QTS Realty Trust, Inc., Class A	2,255	105,534
Quality Care Properties, Inc.(1)	5,321	79,815

20

	Shares/ Principal Amount	Value
Retail Properties of America, Inc.	22,121	$337,566
RLJ Lodging Trust	2,124	48,406
Sabra Health Care REIT, Inc.	4,102	90,777
Safestore Holdings plc	44,855	191,939
Scentre Group	119,003	372,602
Segro plc	111,283	582,012
Shaftesbury plc	21,472	246,628
Simon Property Group, Inc.	15,339	2,755,651
SL Green Realty Corp.	4,804	506,149
STORE Capital Corp.	5,883	145,428
Summit Hotel Properties, Inc.	5,904	83,955
Sun Communities, Inc.	1,298	93,677
Sunstone Hotel Investors, Inc.	2,240	32,570
Taubman Centers, Inc.	6,040	438,927
Unibail-Rodamco SE	2,871	633,669
Urban Edge Properties	9,691	262,529
Urstadt Biddle Properties, Inc., Class A	2,973	67,338
Vornado Realty Trust	10,105	987,764
Welltower, Inc.	3,601	226,071
Westfield Corp.	43,430	293,128
Weyerhaeuser Co.	46,202	1,424,408
WP Carey, Inc.	11,840	688,141
		34,338,770
Food and Staples Retailing — 1.4%
Alimentation Couche-Tard, Inc., B Shares	21,250	980,635
BGF retail Co. Ltd.	4,560	339,352
BIM Birlesik Magazalar AS	20,538	288,131
Costco Wholesale Corp.	3,911	587,080
CP ALL PCL	353,700	597,274
CVS Health Corp.	34,607	2,660,932
GS Retail Co. Ltd.	8,274	334,768
Jeronimo Martins SGPS SA	68,540	1,083,094
Koninklijke Ahold Delhaize NV	7,176	141,538
Kroger Co. (The)	45,385	1,465,935
Magnit PJSC GDR	11,020	443,886
METRO AG	20,151	602,161
President Chain Store Corp.	85,000	638,707
Raia Drogasil SA	27,000	514,845
Sundrug Co. Ltd.	800	55,662
Sysco Corp.	20,602	1,097,056
Wal-Mart Stores, Inc.	100,219	7,058,424
Walgreens Boots Alliance, Inc.	5,798	491,265
X5 Retail Group NV GDR(1)	29,430	882,900
		20,263,645
Food Products — 1.3%
a2 Milk Co. Ltd.(1)	114,130	200,585
AdvancePierre Foods Holdings, Inc.	3,726	100,863

21

	Shares/ Principal Amount	Value
B&G Foods, Inc.	2,574	$110,167
Blue Buffalo Pet Products, Inc.(1)	23,559	551,987
Calbee, Inc.	27,100	844,469
Campbell Soup Co.	5,036	286,498
Conagra Brands, Inc.	31,531	1,156,872
Danone SA	12,110	761,873
Ezaki Glico Co. Ltd.	4,100	191,731
General Mills, Inc.	17,514	1,067,303
Hershey Co. (The)	2,827	273,201
Hormel Foods Corp.	77,696	2,660,311
Indofood Sukses Makmur Tbk PT	862,600	482,139
Ingredion, Inc.	12,326	1,446,826
Inventure Foods, Inc.(1)	3,546	32,056
J.M. Smucker Co. (The)	4,796	604,056
Kellogg Co.	26,448	1,904,256
Lamb Weston Holdings, Inc.(1)	9,048	302,927
Maple Leaf Foods, Inc.	9,770	212,812
Marine Harvest ASA	13,179	236,995
Mead Johnson Nutrition Co.	10,020	722,342
Mondelez International, Inc., Class A	50,344	2,076,187
Nestle SA	5,304	356,834
Omega Protein Corp.(1)	1,778	42,583
Premium Brands Holdings Corp.	2,370	124,543
TreeHouse Foods, Inc.(1)	8,879	615,492
Tyson Foods, Inc., Class A	30,918	1,756,452
Ulker Biskuvi Sanayi AS	41,351	207,616
WH Group Ltd.	489,500	407,049
		19,737,025
Gas Utilities — 0.3%
Atmos Energy Corp.	7,422	527,853
China Gas Holdings Ltd.	286,000	378,310
ONE Gas, Inc.	12,279	736,863
Osaka Gas Co. Ltd.	136,000	514,257
Rubis SCA	2,613	213,464
Southwest Gas Corp.	10,106	749,158
Spire, Inc.	10,611	684,834
		3,804,739
Health Care Equipment and Supplies — 2.1%
Abbott Laboratories	59,104	2,250,089
Ambu A/S, B Shares	1,507	58,281
Asahi Intecc Co. Ltd.	2,200	85,477
Baxter International, Inc.	58,095	2,577,675
Becton Dickinson and Co.	13,946	2,358,269
BioMerieux	1,460	202,939
Boston Scientific Corp.(1)	12,981	265,591
C.R. Bard, Inc.	13,408	2,823,054
Danaher Corp.	26,555	2,075,804

22

	Shares/ Principal Amount	Value
Edwards Lifesciences Corp.(1)	21,360	$1,769,676
Essilor International SA	9,832	1,043,086
Fisher & Paykel Healthcare Corp. Ltd.	5,000	28,965
Hologic, Inc.(1)	24,849	951,220
Intuitive Surgical, Inc.(1)	2,306	1,484,465
Ion Beam Applications	4,858	208,756
Medtronic plc	63,218	4,615,546
Merit Medical Systems, Inc.(1)	6,951	163,696
Nevro Corp.(1)	6,624	503,623
NuVasive, Inc.(1)	12,951	840,520
STERIS plc	10,981	720,463
Sysmex Corp.	9,200	554,067
Teleflex, Inc.	7,070	1,045,865
Utah Medical Products, Inc.	1,351	92,138
West Pharmaceutical Services, Inc.	7,768	630,373
Zimmer Biomet Holdings, Inc.	41,568	4,234,117
		31,583,755
Health Care Providers and Services — 1.2%
American Renal Associates Holdings, Inc.(1)	4,734	115,604
AMN Healthcare Services, Inc.(1)	6,361	211,821
Amplifon SpA	15,454	148,229
Anthem, Inc.	6,910	984,882
BML, Inc.	4,300	99,001
Cardinal Health, Inc.	28,817	2,046,295
Chartwell Retirement Residences	28,297	306,289
CVS Group plc	10,010	133,386
Envision Healthcare Holdings, Inc.(1)	1,266	28,764
Express Scripts Holding Co.(1)	24,113	1,829,695
Fresenius Medical Care AG & Co. KGaA	10,590	826,072
HCA Holdings, Inc.(1)	15,060	1,067,604
HealthEquity, Inc.(1)	4,868	216,772
Humana, Inc.	1,927	409,757
LifePoint Health, Inc.(1)	29,181	1,603,496
Magellan Health, Inc.(1)	414	30,139
McKesson Corp.	9,217	1,325,497
Miraca Holdings, Inc.	5,900	264,044
Owens & Minor, Inc.	3,577	121,296
PharMerica Corp.(1)	6,550	157,528
Providence Service Corp. (The)(1)	3,863	141,811
Quest Diagnostics, Inc.	13,804	1,207,298
UDG Healthcare plc	25,780	212,083
UnitedHealth Group, Inc.	15,158	2,399,815
Universal Health Services, Inc., Class B	3,310	407,196
VCA, Inc.(1)	16,559	1,036,593
		17,330,967
Health Care Technology — 0.2%
Cerner Corp.(1)	49,710	2,474,564

23

	Shares/ Principal Amount	Value
CompuGroup Medical SE	5,553	$218,964
Cotiviti Holdings, Inc.(1)	3,864	115,109
Evolent Health, Inc.(1)	2,879	54,125
Medidata Solutions, Inc.(1)	3,028	167,237
RaySearch Laboratories AB	7,891	159,141
Vocera Communications, Inc.(1)	3,712	67,558
		3,256,698
Hotels, Restaurants and Leisure — 1.1%
Alsea SAB de CV	74,558	218,862
Carnival Corp.	47,084	2,420,589
Cedar Fair LP	2,587	157,859
China Lodging Group Ltd. ADR	9,312	487,763
Chipotle Mexican Grill, Inc.(1)	2,540	1,006,678
Churchill Downs, Inc.	1,685	257,974
ClubCorp Holdings, Inc.	22,355	290,615
Compass Group plc	39,100	670,719
Darden Restaurants, Inc.	32,809	2,404,900
Domino's Pizza Enterprises Ltd.	2,080	104,108
Flight Centre Travel Group Ltd.	6,001	148,010
Hilton Worldwide Holdings, Inc.	45,082	1,130,206
Jack in the Box, Inc.	843	87,689
Las Vegas Sands Corp.	15,515	972,325
Madison Square Garden Co. (The)(1)	330	57,301
Marriott International, Inc., Class A	13,889	1,094,175
McDonald's Corp.	912	108,774
MGM Resorts International(1)	39,741	1,140,964
Minor International PCL	221,200	232,487
Panera Bread Co., Class A(1)	2,594	550,213
Papa John's International, Inc.	7,151	631,862
Peak Resorts, Inc.	4,272	20,506
Red Robin Gourmet Burgers, Inc.(1)	3,098	159,392
Sands China Ltd.	210,000	1,034,229
Starbucks Corp.	8,704	504,571
Texas Roadhouse, Inc.	2,160	101,282
Vail Resorts, Inc.	3,449	546,322
		16,540,375
Household Durables — 0.3%
Cavco Industries, Inc.(1)	546	51,624
Century Communities, Inc.(1)	2,424	50,298
Installed Building Products, Inc.(1)	2,173	90,180
iRobot Corp.(1)	423	24,111
Mohawk Industries, Inc.(1)	1,411	278,588
Newell Brands, Inc.	47,323	2,224,654
Nien Made Enterprise Co. Ltd.	28,000	313,620
Persimmon plc	5,093	108,330
PulteGroup, Inc.	35,605	671,510
SEB SA	1,700	228,281

24

	Shares/ Principal Amount	Value
Sleep Country Canada Holdings, Inc.	12,950	$283,622
SodaStream International Ltd.(1)	1,598	58,199
Universal Electronics, Inc.(1)	863	58,123
		4,441,140
Household Products — 1.1%
Church & Dwight Co., Inc.	55,147	2,414,887
Energizer Holdings, Inc.	5,421	243,240
Kimberly-Clark Corp.	18,451	2,133,120
Procter & Gamble Co. (The)	99,239	8,183,248
Reckitt Benckiser Group plc	16,480	1,394,515
Spectrum Brands Holdings, Inc.	11,421	1,369,264
		15,738,274
Independent Power and Renewable Electricity Producers†
eRex Co. Ltd.	4,600	117,890
Meridian Energy Ltd.	66,614	121,243
Uniper SE(1)	8,846	110,208
		349,341
Industrial Conglomerates — 0.9%
3M Co.	28,327	4,864,879
Carlisle Cos., Inc.	18,225	2,044,298
DCC plc	3,992	306,181
General Electric Co.	91,873	2,826,013
Honeywell International, Inc.	5,999	683,526
Koninklijke Philips NV	33,944	976,376
Raven Industries, Inc.	2,415	60,496
Siemens AG	7,439	840,458
		12,602,227
Insurance — 2.4%
Admiral Group plc	20,036	476,562
Aflac, Inc.	42,945	3,065,414
AIA Group Ltd.	321,200	1,958,713
Allianz SE	10,330	1,640,047
Allied World Assurance Co. Holdings AG	13,340	624,445
Allstate Corp. (The)	18,051	1,262,126
American International Group, Inc.	11,023	698,087
Anicom Holdings, Inc.	4,600	108,562
Aon plc	4,564	520,752
Aspen Insurance Holdings Ltd.	3,493	177,968
Atlas Financial Holdings, Inc.(1)	3,238	54,722
Aviva plc	232,668	1,301,280
AXA SA	50,123	1,180,921
Brown & Brown, Inc.	17,896	775,792
China Life Insurance Co. Ltd.	59,000	62,937
Chubb Ltd.	31,367	4,014,976
CNP Assurances	5,086	89,319
Dai-ichi Life Holdings, Inc.	4,700	75,324
Discovery Holdings Ltd.	35,305	279,431

25

	Shares/ Principal Amount	Value
Endurance Specialty Holdings Ltd.	999	$92,108
Everest Re Group Ltd.	2,189	460,894
First American Financial Corp.	1,532	57,818
Hannover Rueck SE	7,525	798,733
Hanover Insurance Group, Inc. (The)	5,469	473,561
Infinity Property & Casualty Corp.	1,042	89,872
James River Group Holdings Ltd.	3,812	148,592
Kinsale Capital Group, Inc.	2,373	67,654
Legal & General Group plc	54,783	161,628
Lincoln National Corp.	478	30,640
Mapfre SA	62,666	187,959
MetLife, Inc.	45,299	2,491,898
MS&AD Insurance Group Holdings, Inc.	3,100	96,166
Muenchener Rueckversicherungs-Gesellschaft AG	1,396	254,261
NN Group NV	6,729	216,305
Ping An Insurance Group Co. of China Ltd., H Shares	168,500	931,947
Primerica, Inc.	9,228	652,420
Principal Financial Group, Inc.	21,730	1,253,604
ProAssurance Corp.	9,094	509,719
Reinsurance Group of America, Inc.	21,445	2,617,362
RLI Corp.	1,825	109,573
SCOR SE	3,057	97,085
Sompo Holdings, Inc.	1,600	52,138
Sony Financial Holdings, Inc.	5,900	85,092
St. James's Place plc	65,080	765,424
Storebrand ASA(1)	32,840	171,650
Swiss Re AG	12,184	1,121,690
Torchmark Corp.	4,465	312,952
Unum Group	21,707	917,555
Validus Holdings Ltd.	23,429	1,273,132
Zurich Insurance Group AG	1,050	275,229
		35,142,039
Internet and Direct Marketing Retail — 1.2%
Amazon.com, Inc.(1)	14,872	11,162,477
ASOS plc(1)	19,942	1,259,298
Ctrip.com International Ltd. ADR(1)	11,441	517,476
Duluth Holdings, Inc., Class B(1)	2,748	92,086
Expedia, Inc.	12,127	1,504,354
Shutterfly, Inc.(1)	5,592	283,347
Start Today Co. Ltd.	50,300	772,493
TripAdvisor, Inc.(1)	11,743	566,952
Zalando SE(1)	34,853	1,298,958
		17,457,441
Internet Software and Services — 2.7%
2U, Inc.(1)	3,516	116,239
Alibaba Group Holding Ltd. ADR(1)	32,874	3,090,814
Alphabet, Inc., Class A(1)	21,300	16,526,244

26

	Shares/ Principal Amount	Value
Auto Trader Group plc	180,159	$900,983
Cornerstone OnDemand, Inc.(1)	723	25,963
CoStar Group, Inc.(1)	4,598	878,724
Criteo SA ADR(1)	16,720	690,034
DeNA Co. Ltd.	7,200	219,326
Dip Corp.	3,700	77,716
eBay, Inc.(1)	60,547	1,683,812
Facebook, Inc., Class A(1)	68,591	8,122,546
Five9, Inc.(1)	7,629	120,767
GoDaddy, Inc., Class A(1)	1,730	61,138
Just Eat plc(1)	18,210	133,402
LogMeIn, Inc.	2,158	217,634
Mixi, Inc.	4,700	163,712
NAVER Corp.	1,118	763,153
NEXTDC Ltd.(1)	50,397	117,602
Q2 Holdings, Inc.(1)	3,638	107,321
Shopify, Inc., Class A(1)	1,526	63,588
SMS Co. Ltd.	5,300	132,402
Tencent Holdings Ltd.	171,500	4,282,802
VeriSign, Inc.(1)	11,113	876,260
Weibo Corp. ADR(1)	6,220	319,148
Wix.com Ltd.(1)	1,422	70,389
Yandex NV, A Shares(1)	21,172	402,480
		40,164,199
IT Services — 1.4%
Acxiom Corp.(1)	4,074	108,083
Alliance Data Systems Corp.	4,060	928,847
Booz Allen Hamilton Holding Corp.	30,084	1,137,476
Computer Sciences Corp.	17,491	1,060,479
Convergys Corp.	2,783	71,996
CSG Systems International, Inc.	5,920	263,440
CSRA, Inc.	6,750	216,068
EVERTEC, Inc.	13,712	250,244
Fidelity National Information Services, Inc.	15,441	1,191,891
Fiserv, Inc.(1)	18,158	1,899,690
Fujitsu Ltd.	29,000	171,052
Indra Sistemas SA(1)	8,460	87,422
International Business Machines Corp.	24,312	3,943,893
Jack Henry & Associates, Inc.	2,462	212,815
MAXIMUS, Inc.	1,784	98,637
My EG Services Bhd	290,100	146,154
Sabre Corp.	30,692	793,388
Science Applications International Corp.	2,604	215,012
Teradata Corp.(1)	3,767	101,144
Vantiv, Inc., Class A(1)	18,176	1,025,672
Visa, Inc., Class A	69,013	5,336,085

27

	Shares/ Principal Amount	Value
Worldpay Group plc	266,209	$896,653
		20,156,141
Leisure Products — 0.3%
Brunswick Corp.	31,148	1,561,138
Hasbro, Inc.	23,207	1,981,646
Malibu Boats, Inc.(1)	2,663	48,467
Mattel, Inc.	7,719	243,689
MCBC Holdings, Inc.	5,761	77,428
Polaris Industries, Inc.	954	82,864
Sega Sammy Holdings, Inc.	24,000	358,725
		4,353,957
Life Sciences Tools and Services — 0.3%
Agilent Technologies, Inc.	20,982	922,788
Eurofins Scientific SE	765	334,814
Illumina, Inc.(1)	1,874	249,504
INC Research Holdings, Inc., Class A(1)	3,609	178,646
Lonza Group AG	1,580	282,215
PAREXEL International Corp.(1)	1,020	60,180
Patheon NV(1)	5,508	150,699
Thermo Fisher Scientific, Inc.	15,000	2,101,650
Waters Corp.(1)	2,720	366,030
		4,646,526
Machinery — 2.1%
Albany International Corp., Class A	1,658	77,429
Caterpillar, Inc.	12,489	1,193,449
CIRCOR International, Inc.	1,404	88,972
CLARCOR, Inc.	652	45,933
Cummins, Inc.	15,622	2,214,887
EnPro Industries, Inc.	4,092	248,794
FANUC Corp.	3,100	523,102
Fortive Corp.	3,822	210,172
Global Brass & Copper Holdings, Inc.	3,743	107,237
Graham Corp.	4,944	109,856
Harsco Corp.	5,668	79,352
Hitachi Construction Machinery Co. Ltd.	26,000	534,977
Industria Macchine Automatiche SpA	2,220	137,525
Ingersoll-Rand plc	82,873	6,177,353
ITT, Inc.	8,375	338,099
John Bean Technologies Corp.	8,012	722,682
KION Group AG	5,155	292,189
Komatsu Ltd.	73,500	1,691,904
Konecranes Oyj	5,740	197,958
Middleby Corp. (The)(1)	11,242	1,539,929
Mueller Water Products, Inc., Class A	7,300	96,579
Nabtesco Corp.	1,700	43,211
NSK Ltd.	29,700	323,467
OKUMA Corp.	13,000	113,745

28

	Shares/ Principal Amount	Value
Oshkosh Corp.	9,460	$662,200
Parker-Hannifin Corp.	13,643	1,895,422
Rexnord Corp.(1)	4,315	94,930
Snap-on, Inc.	13,402	2,240,814
Stanley Black & Decker, Inc.	4,299	509,990
Takeuchi Manufacturing Co. Ltd.	12,200	259,985
Timken Co. (The)	8,959	349,849
Toro Co. (The)	36,986	1,957,669
WABCO Holdings, Inc.(1)	18,157	1,788,646
Wabtec Corp.	18,436	1,560,976
Weir Group plc (The)	69,930	1,581,935
Woodward, Inc.	2,028	137,356
Xylem, Inc.	9,860	508,579
		30,657,152
Marine†
Dfds A/S	3,611	148,651
Media — 1.1%
AMC Entertainment Holdings, Inc., Class A	3,228	109,591
APN Outdoor Group Ltd.	50,764	200,179
Charter Communications, Inc., Class A(1)	2,906	800,051
Comcast Corp., Class A	62,979	4,377,670
CyberAgent, Inc.	19,000	461,859
Entercom Communications Corp., Class A	1,319	20,049
Entravision Communications Corp., Class A	41,209	271,979
Gray Television, Inc.(1)	11,772	118,897
Innocean Worldwide, Inc.	7,453	396,541
Metropole Television SA	4,864	82,997
Naspers Ltd., N Shares	6,357	927,917
New Media Investment Group, Inc.	4,553	69,934
Omnicom Group, Inc.	14,562	1,266,020
ProSiebenSat.1 Media SE	5,883	201,612
Publicis Groupe SA	14,480	939,674
Sirius XM Holdings, Inc.	137,738	629,463
Television Broadcasts Ltd.	13,100	46,698
Time Warner, Inc.	8,942	821,055
Townsquare Media, Inc.(1)	3,838	33,506
Twenty-First Century Fox, Inc., Class A	50,592	1,422,141
Vivendi SA	57,340	1,093,284
Walt Disney Co. (The)	24,860	2,464,123
		16,755,240
Metals and Mining — 1.0%
Acerinox SA	15,450	194,040
Agnico Eagle Mines Ltd. New York Shares	2,482	101,886
Anglo American plc(1)	23,805	352,950
ArcelorMittal(1)	139,380	1,052,961
Barrick Gold Corp.	99,879	1,500,183
Bekaert SA	4,068	169,678
29

	Shares/ Principal Amount	Value
BHP Billiton plc	25,179	$413,805
BlueScope Steel Ltd.	30,376	202,329
Boliden AB	8,615	222,502
Centamin plc	42,807	69,575
Compass Minerals International, Inc.	257	19,930
Evraz plc(1)	136,622	409,918
Fortescue Metals Group Ltd.	288,148	1,249,035
Glencore plc(1)	150,392	525,560
Mineral Resources Ltd.	17,958	166,692
MMC Norilsk Nickel PJSC ADR	24,796	416,077
Newmont Mining Corp.	5,554	180,172
Nucor Corp.	32,894	2,045,678
OZ Minerals Ltd.	20,439	118,783
Regis Resources Ltd.	34,635	72,892
Reliance Steel & Aluminum Co.	6,871	557,238
Rio Tinto plc	72,747	2,721,528
Salzgitter AG	5,980	195,398
Steel Dynamics, Inc.	7,882	279,653
Vale SA ADR	140,116	1,189,585
Vedanta Resources plc	45,869	483,808
		14,911,856
Mortgage Real Estate Investment Trusts (REITs)†
Blackstone Mortgage Trust, Inc., Class A	6,999	210,530
MFA Financial, Inc.	3,711	29,020
New Residential Investment Corp.	2,051	31,688
Two Harbors Investment Corp.	12,415	107,638
		378,876
Multi-Utilities — 0.2%
Ameren Corp.	13,084	642,686
CenterPoint Energy, Inc.	5,284	126,076
Centrica plc	250,213	658,379
Consolidated Edison, Inc.	8,037	560,742
E.ON SE	21,352	140,916
Engie SA	59,982	740,613
NorthWestern Corp.	10,173	570,705
		3,440,117
Multiline Retail — 0.6%
Dollar General Corp.	6,854	529,951
Dollar Tree, Inc.(1)	32,939	2,903,902
Don Quijote Holdings Co. Ltd.	5,200	198,855
Marks & Spencer Group plc	46,778	192,384
Ollie's Bargain Outlet Holdings, Inc.(1)	3,032	91,112
Ryohin Keikaku Co. Ltd.	5,000	980,289
Seria Co. Ltd.	3,800	273,030
Target Corp.	48,374	3,736,408
		8,905,931

30

	Shares/ Principal Amount	Value
Oil, Gas and Consumable Fuels — 3.4%
Aegean Marine Petroleum Network, Inc.	4,318	$48,578
Aker BP ASA	11,631	189,075
Anadarko Petroleum Corp.	34,637	2,395,149
Ardmore Shipping Corp.	11,812	80,322
BP plc	164,921	948,071
Callon Petroleum Co.(1)	7,810	137,768
Chevron Corp.	49,649	5,538,842
Cimarex Energy Co.	2,651	365,520
CNOOC Ltd.	426,000	537,134
Comstock Resources, Inc.(1)	193	1,826
Concho Resources, Inc.(1)	15,374	2,198,789
Contango Oil & Gas Co.(1)	7,927	78,398
Devon Energy Corp.	18,997	918,125
Diamondback Energy, Inc.(1)	2,505	270,164
Earthstone Energy, Inc.(1)	1,778	25,852
Eclipse Resources Corp.(1)	20,952	61,808
Eni SpA	57,613	802,343
Enviva Partners, LP	2,692	75,914
EQT Corp.	22,272	1,560,822
Euronav NV(1)	3,241	23,011
Extraction Oil & Gas, Inc.(1)	3,987	93,814
Exxon Mobil Corp.	56,392	4,923,022
Gulfport Energy Corp.(1)	15,234	391,361
Imperial Oil Ltd.	115,484	3,953,777
Kinder Morgan, Inc.	59,533	1,321,633
Koninklijke Vopak NV	12,970	606,210
Lundin Petroleum AB(1)	50,912	959,416
Newfield Exploration Co.(1)	6,367	287,916
Noble Energy, Inc.	37,552	1,432,984
Novatek OJSC GDR	7,377	871,224
Occidental Petroleum Corp.	52,674	3,758,817
Repsol SA	38,966	520,356
Royal Dutch Shell plc, A Shares	35,040	890,548
Royal Dutch Shell plc ADR	17,970	973,435
Royal Dutch Shell plc, B Shares	90,828	2,407,547
RSP Permian, Inc.(1)	2,458	109,750
Scorpio Tankers, Inc.	15,457	65,383
Seven Generations Energy Ltd.(1)	13,884	319,788
SK Innovation Co. Ltd.	1,472	192,019
Spectra Energy Partners LP	4,934	209,646
Statoil ASA	50,930	872,792
TonenGeneral Sekiyu KK	6,000	57,113
TOTAL SA	59,387	2,829,526
TOTAL SA ADR	72,530	3,456,780
Tullow Oil plc(1)	335,031	1,248,350
Ultrapar Participacoes SA	29,600	604,769

31

	Shares/ Principal Amount	Value
World Fuel Services Corp.	21,271	$945,709
		50,561,196
Paper and Forest Products — 0.1%
KapStone Paper and Packaging Corp.	12,907	263,690
Nine Dragons Paper Holdings Ltd.	167,000	146,622
Sappi Ltd.(1)	101,304	599,440
UPM-Kymmene Oyj	12,037	275,560
		1,285,312
Personal Products — 0.2%
Amorepacific Corp.	1,240	347,906
Estee Lauder Cos., Inc. (The), Class A	16,988	1,319,968
Godrej Consumer Products Ltd.	26,520	564,561
Inter Parfums, Inc.	2,035	70,106
L'Oreal SA	3,810	650,324
Natural Health Trends Corp.	942	23,823
Nu Skin Enterprises, Inc., Class A	2,465	128,624
Unilever NV CVA	2,245	90,118
		3,195,430
Pharmaceuticals — 2.1%
Aerie Pharmaceuticals, Inc.(1)	946	35,144
Allergan plc(1)	5,819	1,130,632
Aspen Pharmacare Holdings Ltd.	27,709	570,675
AstraZeneca plc	8,064	418,671
Bristol-Myers Squibb Co.	41,485	2,341,413
Catalent, Inc.(1)	29,252	700,000
Daiichi Sankyo Co. Ltd.	7,700	160,320
Depomed, Inc.(1)	1,114	21,277
Dermira, Inc.(1)	957	30,605
Eli Lilly & Co.	2,577	172,968
GlaxoSmithKline plc	94,858	1,774,954
Horizon Pharma plc(1)	4,344	86,011
Indivior plc	12,387	49,999
Johnson & Johnson	38,386	4,272,362
Medicines Co. (The)(1)	1,369	48,052
Merck & Co., Inc.	100,818	6,169,053
Mylan NV(1)	29,456	1,078,384
Nippon Shinyaku Co. Ltd.	5,600	260,408
Pacira Pharmaceuticals, Inc.(1)	912	29,047
Pfizer, Inc.	151,060	4,855,068
Richter Gedeon Nyrt	28,963	578,428
Roche Holding AG	15,197	3,388,571
Sanofi	5,237	422,444
STADA Arzneimittel AG	4,309	210,488
Supernus Pharmaceuticals, Inc.(1)	1,258	27,110
Teva Pharmaceutical Industries Ltd. ADR	15,860	597,922
TherapeuticsMD, Inc.(1)	3,282	19,495
UCB SA	9,670	622,099

32

	Shares/ Principal Amount	Value
Zoetis, Inc.	31,508	$1,587,373
		31,658,973
Professional Services — 0.3%
Capita plc	7,494	49,180
Equifax, Inc.	9,441	1,080,523
FTI Consulting, Inc.(1)	3,172	135,444
Korn/Ferry International	3,845	97,586
On Assignment, Inc.(1)	2,485	102,606
RELX plc	16,370	281,629
Teleperformance	4,506	440,031
Temp Holdings Co. Ltd.	12,500	192,518
Verisk Analytics, Inc., Class A(1)	13,804	1,146,836
Yumeshin Holdings Co. Ltd.	21,800	142,342
		3,668,695
Real Estate Management and Development — 0.8%
Aroundtown Property Holdings plc	29,983	133,465
Ayala Land, Inc.	708,800	468,711
BR Malls Participacoes SA(1)	45,890	146,542
Bumi Serpong Damai Tbk PT	636,500	79,841
Cheung Kong Property Holdings Ltd.	70,500	482,634
China Overseas Land & Investment Ltd.	188,000	542,925
China Resources Land Ltd.	94,000	228,320
China Vanke Co. Ltd., H Shares	26,600	81,619
City Developments Ltd.	34,300	201,969
Corp. Inmobiliaria Vesta SAB de CV	87,525	104,514
Daito Trust Construction Co. Ltd.	10,000	1,553,691
Daiwa House Industry Co. Ltd.	7,600	216,033
Deutsche Wohnen AG	21,641	666,526
FirstService Corp.	2,104	91,362
Global Logistic Properties Ltd.	64,600	92,843
Hufvudstaden AB, A Shares	26,600	404,936
Hulic Co. Ltd.	60,800	570,772
Inmobiliaria Colonial SA	37,410	250,819
Kerry Properties Ltd.	22,000	62,967
Leopalace21 Corp.	77,000	417,963
Longfor Properties Co. Ltd.	60,500	77,765
Mitsubishi Estate Co. Ltd.	58,000	1,168,821
Multiplan Empreendimentos Imobiliarios SA	14,400	247,504
New World Development Co. Ltd.	138,000	153,719
Nexity SA	1,346	62,219
Realogy Holdings Corp.	17,742	428,469
Sponda Oyj	51,465	221,126
Sumitomo Realty & Development Co. Ltd.	12,000	331,349
Sun Hung Kai Properties Ltd.	22,000	287,888
Swire Properties Ltd.	46,000	139,071
UNITE Group plc (The)	30,057	210,225
Vonovia SE	12,834	413,912

33

	Shares/ Principal Amount	Value
Wharf Holdings Ltd. (The)	65,000	$481,854
Wheelock & Co. Ltd.	23,000	136,698
		11,159,072
Road and Rail — 0.6%
Canadian Pacific Railway Ltd., New York Shares	7,329	1,123,169
Central Japan Railway Co.	3,700	604,134
CJ Korea Express Corp.(1)	2,858	449,829
CSX Corp.	25,095	898,652
DSV A/S	31,575	1,420,804
Go-Ahead Group plc	5,525	143,719
Heartland Express, Inc.	47,520	1,022,155
Kyushu Railway Co.(1)	1,300	33,658
Norfolk Southern Corp.	8,619	917,579
Union Pacific Corp.	23,528	2,384,092
		8,997,791
Semiconductors and Semiconductor Equipment — 2.2%
Applied Materials, Inc.	187,057	6,023,235
ASML Holding NV	17,139	1,773,244
BE Semiconductor Industries NV	1,161	38,520
Broadcom Ltd.	15,598	2,659,303
Cavium, Inc.(1)	10,530	600,526
Cypress Semiconductor Corp.	16,459	185,164
Disco Corp.	1,800	213,347
Exar Corp.(1)	18,395	183,766
Infineon Technologies AG	39,960	668,308
Inphi Corp.(1)	1,984	89,617
Integrated Device Technology, Inc.(1)	1,388	32,479
Intel Corp.	135,355	4,696,819
KLA-Tencor Corp.	10,036	801,274
Kulicke & Soffa Industries, Inc.(1)	8,940	137,944
Lam Research Corp.	17,802	1,887,368
MACOM Technology Solutions Holdings, Inc.(1)	1,395	69,499
Marvell Technology Group Ltd.	39,658	568,696
Maxim Integrated Products, Inc.	52,426	2,058,769
Microsemi Corp.(1)	4,392	240,462
Monolithic Power Systems, Inc.	1,647	135,120
NVIDIA Corp.	20,879	1,925,044
QUALCOMM, Inc.	44,884	3,057,947
Semtech Corp.(1)	1,048	29,449
Sumco Corp.	12,100	132,523
Taiwan Semiconductor Manufacturing Co. Ltd.	462,500	2,655,461
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	6,985	207,385
Teradyne, Inc.	35,164	857,298
Texas Instruments, Inc.	6,677	493,631
Tower Semiconductor Ltd.(1)	3,089	55,873
Wonik Holdings Co. Ltd.(1)	51,574	268,226

34

	Shares/ Principal Amount	Value
Xilinx, Inc.	1,575	$85,019
		32,831,316
Software — 2.8%
Adobe Systems, Inc.(1)	20,241	2,080,977
BroadSoft, Inc.(1)	2,918	121,097
CDK Global, Inc.	11,529	665,223
Citrix Systems, Inc.(1)	8,590	745,011
Electronic Arts, Inc.(1)	36,842	2,919,360
Ellie Mae, Inc.(1)	755	62,325
Gigamon, Inc.(1)	965	51,483
Guidewire Software, Inc.(1)	9,906	551,863
Konami Holdings Corp.	2,400	81,185
LINE Corp.(1)	18,300	705,415
LINE Corp. ADR(1)	4,261	164,858
Manhattan Associates, Inc.(1)	3,906	204,674
Mentor Graphics Corp.	4,541	165,974
Microsoft Corp.	226,199	13,630,752
Mobileye NV(1)	21,250	791,138
Oracle Corp.	191,024	7,677,255
Oracle Corp. Japan	1,700	84,699
Proofpoint, Inc.(1)	1,035	79,705
RealPage, Inc.(1)	4,653	133,076
RingCentral, Inc., Class A(1)	6,334	136,498
salesforce.com, Inc.(1)	19,052	1,371,744
SAP SE	17,000	1,421,216
ServiceNow, Inc.(1)	9,481	788,345
Splunk, Inc.(1)	24,474	1,410,192
Symantec Corp.	51,750	1,262,183
Synchronoss Technologies, Inc.(1)	4,948	239,879
Synopsys, Inc.(1)	3,700	223,776
Tyler Technologies, Inc.(1)	6,399	952,811
VMware, Inc., Class A(1)	35,295	2,863,836
		41,586,550
Specialty Retail — 1.5%
Advance Auto Parts, Inc.	12,559	2,131,513
AutoZone, Inc.(1)	1,032	808,242
Best Buy Co., Inc.	37,819	1,728,328
Burlington Stores, Inc.(1)	9,604	844,384
Camping World Holdings, Inc., Class A(1)	3,765	105,044
Children's Place, Inc. (The)	2,850	295,973
CST Brands, Inc.	17,156	824,003
Destination Maternity Corp.	3,240	21,708
Fast Retailing Co. Ltd.	2,000	691,753
Five Below, Inc.(1)	1,770	69,667
Genesco, Inc.(1)	1,422	89,870
Home Depot, Inc. (The)	10,499	1,358,571
Industria de Diseno Textil SA	40,055	1,370,147

35

	Shares/ Principal Amount	Value
Lowe's Cos., Inc.	7,970	$562,283
Maisons du Monde SA(1)	6,435	167,434
MarineMax, Inc.(1)	4,639	87,213
Michaels Cos., Inc. (The)(1)	15,971	389,373
Nitori Holdings Co. Ltd.	10,800	1,127,154
O'Reilly Automotive, Inc.(1)	14,623	4,014,013
Penske Automotive Group, Inc.	2,625	131,014
Ross Stores, Inc.	29,747	2,010,600
TJX Cos., Inc. (The)	24,191	1,895,123
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	2,601	674,959
Urban Outfitters, Inc.(1)	17,168	542,509
Williams-Sonoma, Inc.	16,593	908,965
		22,849,843
Technology Hardware, Storage and Peripherals — 1.6%
Apple, Inc.	147,886	16,344,361
Canon, Inc.	12,600	359,150
Cray, Inc.(1)	6,615	127,670
Hewlett Packard Enterprise Co.	23,703	564,131
HP, Inc.	111,514	1,717,316
Lite-On Technology Corp.	61,000	96,266
Logitech International SA	10,386	255,896
NetApp, Inc.	13,390	489,538
Quanta Computer, Inc.	123,000	229,229
Samsung Electronics Co. Ltd.	2,189	3,269,316
Seiko Epson Corp.	17,600	352,754
		23,805,627
Textiles, Apparel and Luxury Goods — 0.6%
adidas AG	7,880	1,160,875
Carter's, Inc.	9,790	893,729
Cie Financiere Richemont SA	6,960	454,895
Coach, Inc.	32,653	1,188,243
Culp, Inc.	1,457	49,174
HUGO BOSS AG	2,310	132,450
Kering	6,630	1,440,495
Pandora A/S	10,039	1,194,753
PRADA SpA	41,100	145,717
Ralph Lauren Corp.	4,935	516,250
Shenzhou International Group Holdings Ltd.	122,000	750,261
Taiwan Paiho Ltd.	183,000	556,355
Under Armour, Inc., Class A(1)	7,143	220,004
Under Armour, Inc., Class C(1)	12,845	331,144
		9,034,345
Thrifts and Mortgage Finance — 0.2%
Capitol Federal Financial, Inc.	60,930	969,396
Essent Group Ltd.(1)	52,952	1,616,095
		2,585,491

36

	Shares/ Principal Amount	Value
Tobacco — 0.4%
Altria Group, Inc.	30,354	$1,940,531
British American Tobacco plc	28,820	1,584,277
Imperial Brands plc	12,598	541,130
Philip Morris International, Inc.	13,866	1,224,091
		5,290,029
Trading Companies and Distributors — 0.4%
Ashtead Group plc	75,732	1,484,824
Bunzl plc	26,540	684,061
DXP Enterprises, Inc.(1)	3,164	106,595
GMS, Inc.(1)	5,184	130,170
Mitsubishi Corp.	5,800	125,298
MonotaRO Co. Ltd.	6,900	147,342
MRC Global, Inc.(1)	6,551	131,872
Rexel SA	32,590	503,946
SiteOne Landscape Supply, Inc.(1)	2,926	98,021
Toyota Tsusho Corp.	5,000	124,951
United Rentals, Inc.(1)	5,761	582,495
Wolseley plc	21,350	1,240,824
		5,360,399
Transportation Infrastructure — 0.1%
Airports of Thailand PCL	23,400	263,647
Grupo Aeroportuario del Centro Norte SAB de CV	102,210	481,792
		745,439
Water Utilities†
Beijing Enterprises Water Group Ltd.	940,000	679,869
Wireless Telecommunication Services — 0.2%
China Mobile Ltd.	80,000	873,074
Drillisch AG	8,669	333,932
NTT DOCOMO, Inc.	60,500	1,387,632
StarHub Ltd.	39,400	79,165
Vodafone Group plc	110,982	269,251
		2,943,054
TOTAL COMMON STOCKS (Cost $784,144,144)		945,475,941
U.S. TREASURY SECURITIES — 11.0%
U.S. Treasury Bonds, 3.50%, 2/15/39	$2,497,000	2,743,824
U.S. Treasury Bonds, 4.375%, 11/15/39	1,475,000	1,829,460
U.S. Treasury Bonds, 2.875%, 5/15/43	2,410,000	2,338,500
U.S. Treasury Bonds, 3.75%, 11/15/43	270,000	307,689
U.S. Treasury Bonds, 3.125%, 8/15/44	70,000	71,179
U.S. Treasury Bonds, 2.50%, 2/15/45	6,050,000	5,409,317
U.S. Treasury Bonds, 3.00%, 5/15/45	160,000	158,481
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	960,608	1,106,974
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	239,436	282,186
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	10,806,349	13,120,410
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	136,016	189,566

37

	Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	$670,200	$839,563
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	2,282,092	2,877,134
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	2,083,478	1,998,376
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	1,018,587	946,376
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	3,055,935	3,375,958
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	3,188,528	3,039,649
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	6,736,509	6,782,674
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	3,373,470	3,562,590
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	1,493,993	1,509,341
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	8,763,075	8,840,041
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	6,180,496	6,476,974
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	5,355,950	5,530,163
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	6,771,597	6,794,803
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	6,903,270	6,858,364
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23(3)	2,386,089	2,411,212
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	5,173,500	5,273,483
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	10,015,185	9,851,927
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	7,330,104	7,306,223
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/26	121,640	137,697
U.S. Treasury Notes, 0.50%, 3/31/17	3,250,000	3,250,156
U.S. Treasury Notes, 0.75%, 10/31/17	1,125,000	1,124,121
U.S. Treasury Notes, 1.00%, 2/15/18(3)	50,000	50,027
U.S. Treasury Notes, 1.00%, 3/15/18	5,000,000	5,002,150
U.S. Treasury Notes, 0.75%, 4/15/18	2,200,000	2,192,566
U.S. Treasury Notes, 2.625%, 4/30/18	300,000	306,815
U.S. Treasury Notes, 1.375%, 9/30/18	6,000,000	6,028,710
U.S. Treasury Notes, 1.25%, 11/30/18	800,000	802,000
U.S. Treasury Notes, 1.50%, 2/28/19	650,000	654,494
U.S. Treasury Notes, 1.75%, 9/30/19	3,200,000	3,234,499
U.S. Treasury Notes, 1.50%, 11/30/19	50,000	50,117
U.S. Treasury Notes, 1.375%, 2/29/20(3)	4,656,000	4,636,994
U.S. Treasury Notes, 1.375%, 3/31/20	7,303,000	7,269,195
U.S. Treasury Notes, 1.50%, 5/31/20	1,700,000	1,695,152
U.S. Treasury Notes, 1.625%, 6/30/20	2,250,000	2,251,670
U.S. Treasury Notes, 1.375%, 10/31/20	700,000	691,619
U.S. Treasury Notes, 2.00%, 11/30/20	250,000	252,739
U.S. Treasury Notes, 1.75%, 12/31/20	2,900,000	2,901,586
U.S. Treasury Notes, 2.25%, 4/30/21	1,000,000	1,018,887
U.S. Treasury Notes, 1.375%, 5/31/21	850,000	834,279
U.S. Treasury Notes, 2.00%, 10/31/21	4,220,000	4,239,121
U.S. Treasury Notes, 1.50%, 2/28/23	1,580,000	1,521,181
U.S. Treasury Notes, 1.375%, 6/30/23	450,000	428,291
U.S. Treasury Notes, 1.25%, 7/31/23	50,000	47,140
TOTAL U.S. TREASURY SECURITIES (Cost $159,755,555)		162,453,643

38

		Shares/ Principal Amount	Value
CORPORATE BONDS — 9.3%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22		$90,000	$88,520
Bombardier, Inc., 4.75%, 4/15/19(2)		60,000	60,075
Bombardier, Inc., 5.75%, 3/15/22(2)		130,000	114,400
Bombardier, Inc., 6.00%, 10/15/22(2)		35,000	30,888
Bombardier, Inc., 7.50%, 3/15/25(2)		80,000	71,512
KLX, Inc., 5.875%, 12/1/22(2)		75,000	77,062
Lockheed Martin Corp., 4.25%, 11/15/19		220,000	234,799
Lockheed Martin Corp., 3.55%, 1/15/26		70,000	71,892
TransDigm, Inc., 6.00%, 7/15/22		165,000	170,470
TransDigm, Inc., 6.375%, 6/15/26(2)		50,000	51,125
United Technologies Corp., 6.05%, 6/1/36		140,000	174,073
United Technologies Corp., 3.75%, 11/1/46		90,000	84,250
			1,229,066
Air Freight and Logistics†
XPO Logistics, Inc., 6.50%, 6/15/22(2)		70,000	72,712
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)		135,000	134,662
Auto Components — 0.1%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21		25,000	25,563
American Axle & Manufacturing, Inc., 6.625%, 10/15/22		50,000	50,500
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		145,000	148,806
Schaeffler Finance BV, 4.25%, 5/15/21(2)		140,000	143,976
Tenneco, Inc., 5.00%, 7/15/26		95,000	93,607
ZF North America Capital, Inc., 4.50%, 4/29/22(2)		70,000	72,538
ZF North America Capital, Inc., 4.75%, 4/29/25(2)		105,000	105,656
			640,646
Automobiles — 0.2%
American Honda Finance Corp., 1.50%, 9/11/17(2)		70,000	70,152
American Honda Finance Corp., 2.125%, 10/10/18		150,000	151,268
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	10,000	10,953
Daimler Finance North America LLC, 1.875%, 1/11/18(2)		$150,000	150,194
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		175,000	177,538
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		40,000	41,620
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		850,000	939,176
General Motors Co., 5.00%, 4/1/35		190,000	182,835
General Motors Financial Co., Inc., 3.25%, 5/15/18		180,000	181,839
General Motors Financial Co., Inc., 3.10%, 1/15/19		270,000	272,463
General Motors Financial Co., Inc., 3.20%, 7/6/21		430,000	425,267
General Motors Financial Co., Inc., 5.25%, 3/1/26		200,000	209,211
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(2)		85,000	85,319
			2,897,835
Banks — 1.5%
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	30,000,000	324,923
Bank of America Corp., 5.75%, 12/1/17		$540,000	561,147
Bank of America Corp., 5.70%, 1/24/22		310,000	349,193

39

		Shares/ Principal Amount	Value
Bank of America Corp., 4.10%, 7/24/23		$110,000	$115,090
Bank of America Corp., MTN, 4.75%, 4/3/17	EUR	100,000	107,725
Bank of America Corp., MTN, 4.00%, 4/1/24		$90,000	93,082
Bank of America Corp., MTN, 4.20%, 8/26/24		210,000	213,585
Bank of America Corp., MTN, 4.00%, 1/22/25		250,000	249,944
Bank of America Corp., MTN, 5.00%, 1/21/44		100,000	108,371
Bank of America N.A., 5.30%, 3/15/17		1,470,000	1,486,274
Bank of Nova Scotia (The), 1.10%, 12/13/16		750,000	750,040
Bank of Nova Scotia (The), VRN, 1.27%, 12/13/16		1,600,000	1,600,256
Barclays Bank plc, 5.14%, 10/14/20		100,000	105,429
Barclays Bank plc, 7.625%, 11/21/22		100,000	109,963
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	300,000	366,414
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	64,234
Barclays plc, MTN, VRN, 2.625%, 11/11/20	EUR	200,000	207,854
BPCE SA, VRN, 2.75%, 7/8/21	EUR	200,000	217,291
Branch Banking & Trust Co., 3.625%, 9/16/25		$100,000	101,813
Capital One Financial Corp., 4.20%, 10/29/25		115,000	115,217
Citigroup, Inc., 1.75%, 5/1/18		580,000	579,251
Citigroup, Inc., 4.50%, 1/14/22		580,000	623,419
Citigroup, Inc., 4.05%, 7/30/22		80,000	82,652
Citigroup, Inc., 4.45%, 9/29/27		805,000	815,820
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	200,000	280,466
Cooperatieve Rabobank UA, MTN, 4.375%, 6/7/21	EUR	130,000	163,458
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$280,000	296,003
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21	EUR	150,000	164,626
European Financial Stability Facility, MTN, 1.875%, 5/23/23	EUR	200,000	238,049
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	590,000	716,923
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	90,000	121,504
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	300,000	369,626
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	610,000	881,744
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	600,000	723,877
Fifth Third Bancorp, 4.30%, 1/16/24		$120,000	124,748
Fifth Third Bank, 2.875%, 10/1/21		230,000	233,198
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/25	GBP	140,000	191,778
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	570,000	668,365
Intesa Sanpaolo SpA, 5.02%, 6/26/24(2)		$150,000	133,469
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	220,000	268,086
JPMorgan Chase & Co., 4.625%, 5/10/21		$80,000	86,197
JPMorgan Chase & Co., 3.25%, 9/23/22		130,000	131,605
JPMorgan Chase & Co., 3.875%, 9/10/24		1,210,000	1,224,843
JPMorgan Chase & Co., 3.125%, 1/23/25		320,000	313,767
KeyCorp, MTN, 2.30%, 12/13/18		230,000	231,995
Kreditanstalt fuer Wiederaufbau, 3.875%, 1/21/19	EUR	340,000	394,271
Kreditanstalt fuer Wiederaufbau, 2.00%, 10/4/22		$250,000	246,090
Kreditanstalt fuer Wiederaufbau, MTN, 4.625%, 1/4/23	EUR	520,000	712,214
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	120,000	189,575

40

		Shares/ Principal Amount	Value
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(2)		$140,000	$150,150
Royal Bank of Canada, MTN, VRN, 1.21%, 1/23/17		870,000	870,479
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		40,000	41,468
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17		100,000	92,440
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	600,000	604,380
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	145,933
U.S. Bancorp, MTN, 3.00%, 3/15/22		$130,000	132,846
U.S. Bancorp, MTN, 3.60%, 9/11/24		310,000	317,080
Wells Fargo & Co., 4.125%, 8/15/23		300,000	310,710
Wells Fargo & Co., 3.00%, 4/22/26		220,000	211,007
Wells Fargo & Co., MTN, 2.60%, 7/22/20		280,000	281,397
Wells Fargo & Co., MTN, 2.25%, 9/3/20	EUR	100,000	113,708
Wells Fargo & Co., MTN, 3.55%, 9/29/25		$110,000	110,222
Wells Fargo & Co., MTN, 4.10%, 6/3/26		200,000	203,442
Wells Fargo & Co., MTN, 4.65%, 11/4/44		175,000	174,247
			22,214,973
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		250,000	253,120
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		320,000	322,150
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		370,000	396,471
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		290,000	285,775
Constellation Brands, Inc., 3.875%, 11/15/19		70,000	72,975
Molson Coors Brewing Co., 3.00%, 7/15/26		190,000	179,074
			1,509,565
Biotechnology — 0.2%
AbbVie, Inc., 1.75%, 11/6/17		170,000	171,148
AbbVie, Inc., 2.90%, 11/6/22		460,000	454,009
AbbVie, Inc., 3.60%, 5/14/25		70,000	69,093
AbbVie, Inc., 4.40%, 11/6/42		240,000	225,571
AbbVie, Inc., 4.45%, 5/14/46		30,000	28,149
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(2)		105,000	100,275
Amgen, Inc., 4.66%, 6/15/51(2)		219,000	213,506
Biogen, Inc., 3.625%, 9/15/22		270,000	278,431
Celgene Corp., 3.25%, 8/15/22		160,000	161,870
Celgene Corp., 3.625%, 5/15/24		410,000	412,796
Celgene Corp., 3.875%, 8/15/25		140,000	142,386
Concordia International Corp., 7.00%, 4/15/23(2)		100,000	38,500
Concordia International Corp., 9.50%, 10/21/22(2)		20,000	8,800
Gilead Sciences, Inc., 4.40%, 12/1/21		100,000	108,072
Gilead Sciences, Inc., 3.65%, 3/1/26		700,000	706,522
			3,119,128
Building Products†
Masco Corp., 5.95%, 3/15/22		70,000	78,183
Masco Corp., 4.45%, 4/1/25		170,000	173,400
			251,583
Capital Markets†
Dresdner Funding Trust I, 8.15%, 6/30/31(2)		65,000	75,686

41

		Shares/ Principal Amount	Value
Fidelity International Ltd., 7.125%, 2/13/24	GBP	100,000	$154,730
Jefferies Group LLC, 5.125%, 4/13/18		$180,000	186,173
			416,589
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22		185,000	191,012
Blue Cube Spinco, Inc., 9.75%, 10/15/23		120,000	141,600
CF Industries, Inc., 3.45%, 6/1/23		40,000	36,320
Chemours Co. (The), 6.625%, 5/15/23		100,000	99,250
Dow Chemical Co. (The), 4.25%, 11/15/20		113,000	120,018
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43		8,000	7,544
Ecolab, Inc., 4.35%, 12/8/21		60,000	64,604
Hexion, Inc., 8.875%, 2/1/18		125,000	121,563
Hexion, Inc., 6.625%, 4/15/20		30,000	25,950
Huntsman International LLC, 5.125%, 11/15/22		85,000	86,700
INEOS Group Holdings SA, 5.625%, 8/1/24(2)		115,000	112,677
LyondellBasell Industries NV, 5.00%, 4/15/19		200,000	211,777
LyondellBasell Industries NV, 4.625%, 2/26/55		50,000	45,455
Mosaic Co. (The), 5.625%, 11/15/43		120,000	113,026
Platform Specialty Products Corp., 6.50%, 2/1/22(2)		50,000	49,625
Tronox Finance LLC, 6.375%, 8/15/20		75,000	68,719
			1,495,840
Commercial Services and Supplies — 0.1%
ADT Corp. (The), 6.25%, 10/15/21		100,000	108,250
Clean Harbors, Inc., 5.25%, 8/1/20		50,000	51,150
Covanta Holding Corp., 5.875%, 3/1/24		80,000	78,200
Envision Healthcare Corp., 5.125%, 7/1/22(2)		100,000	99,000
Iron Mountain, Inc., 5.75%, 8/15/24		135,000	137,673
Pitney Bowes, Inc., 4.625%, 3/15/24		90,000	88,685
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(2)		100,000	107,750
Republic Services, Inc., 3.55%, 6/1/22		350,000	363,141
Waste Management, Inc., 4.10%, 3/1/45		120,000	119,268
			1,153,117
Communications Equipment†
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		50,000	52,625
Avaya, Inc., 7.00%, 4/1/19(2)		90,000	78,750
Cisco Systems, Inc., 5.90%, 2/15/39		24,000	30,240
CommScope, Inc., 5.50%, 6/15/24(2)		65,000	66,778
Nokia Oyj, 5.375%, 5/15/19		50,000	52,562
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23		130,000	136,175
			417,130
Construction and Engineering†
SBA Communications Corp., 4.875%, 7/15/22		75,000	75,250
Construction Materials†
Builders FirstSource, Inc., 10.75%, 8/15/23(2)		35,000	40,250
Builders FirstSource, Inc., 5.625%, 9/1/24(2)		90,000	90,900
Owens Corning, 4.20%, 12/15/22		140,000	145,256

42

	Shares/ Principal Amount	Value
Ply Gem Industries, Inc., 6.50%, 2/1/22	$125,000	$129,375
Standard Industries, Inc., 6.00%, 10/15/25(2)	60,000	62,700
USG Corp., 5.875%, 11/1/21(2)	25,000	26,101
USG Corp., 5.50%, 3/1/25(2)	140,000	144,214
		638,796
Consumer Finance — 0.3%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	250,000	258,735
American Express Co., 1.55%, 5/22/18	120,000	119,821
American Express Credit Corp., 2.60%, 9/14/20	105,000	105,873
American Express Credit Corp., MTN, 2.25%, 5/5/21	140,000	138,561
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	251,024
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	248,304
CIT Group, Inc., 5.00%, 8/15/22	290,000	302,688
CIT Group, Inc., 5.00%, 8/1/23	100,000	103,250
Discover Financial Services, 3.75%, 3/4/25	350,000	339,986
Equifax, Inc., 3.30%, 12/15/22	170,000	172,830
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	55,000	57,751
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)	35,000	29,838
Navient Corp., 5.00%, 10/26/20	100,000	101,125
Navient Corp., 5.50%, 1/25/23	250,000	238,438
OneMain Financial Holdings LLC, 6.75%, 12/15/19(2)	85,000	86,806
PNC Bank N.A., 6.00%, 12/7/17	640,000	667,092
PNC Bank N.A., 1.95%, 3/4/19	250,000	250,665
Springleaf Finance Corp., 7.75%, 10/1/21	25,000	25,125
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	130,000	135,850
Synchrony Financial, 2.60%, 1/15/19	140,000	140,587
Synchrony Financial, 3.00%, 8/15/19	50,000	50,726
		3,825,075
Containers and Packaging — 0.1%
AEP Industries, Inc., 8.25%, 4/15/19	63,000	64,681
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21(2)	150,000	153,563
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 7.25%, 5/15/24(2)	200,000	209,750
Ball Corp., 4.00%, 11/15/23	195,000	191,709
Ball Corp., 5.25%, 7/1/25	35,000	36,553
Berry Plastics Corp., 5.50%, 5/15/22	60,000	62,700
Berry Plastics Corp., 5.125%, 7/15/23	100,000	101,375
BWAY Holding Co., 9.125%, 8/15/21(2)	100,000	104,500
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	380,000	386,650
Novelis Corp., 6.25%, 8/15/24(2)	50,000	51,875
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)	70,000	73,281
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	20,000	20,600
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	64,814	66,758
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(2)	275,000	291,053

43

		Shares/ Principal Amount	Value
Sealed Air Corp., 5.125%, 12/1/24(2)		$120,000	$122,400
WestRock RKT Co., 3.50%, 3/1/20		170,000	173,479
			2,110,927
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		130,000	127,260
Service Corp. International, 5.375%, 1/15/22		75,000	78,000
			205,260
Diversified Financial Services — 0.6%
Ally Financial, Inc., 3.60%, 5/21/18		110,000	110,825
Ally Financial, Inc., 8.00%, 3/15/20		145,000	161,313
Ally Financial, Inc., 4.625%, 3/30/25		180,000	174,713
Ally Financial, Inc., 5.75%, 11/20/25		180,000	178,425
Ally Financial, Inc., 8.00%, 11/1/31		75,000	85,500
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	300,000	323,031
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	159,034
GE Capital European Funding Unlimited Co., MTN, 5.375%, 1/23/20	EUR	220,000	272,737
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		$604,000	603,854
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		450,000	452,885
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		580,000	588,827
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		70,000	70,356
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	150,000	212,973
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$580,000	655,327
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		200,000	207,112
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		280,000	283,515
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		290,000	303,358
HSBC Holdings plc, 2.95%, 5/25/21		200,000	198,839
HSBC Holdings plc, 4.30%, 3/8/26		400,000	410,781
HUB International Ltd., 7.875%, 10/1/21(2)		75,000	76,781
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		90,000	89,775
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	77,700
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(2)		75,000	73,688
Morgan Stanley, 5.00%, 11/24/25		620,000	662,926
Morgan Stanley, MTN, 6.625%, 4/1/18		560,000	594,430
Morgan Stanley, MTN, 5.625%, 9/23/19		770,000	836,965
Morgan Stanley, MTN, 2.50%, 4/21/21		90,000	89,048
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	253,487
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21		60,000	60,750
Societe Generale SA, VRN, 5.92%, 4/5/17(2)		105,000	104,496
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20	EUR	100,000	109,177
			8,482,628
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 5.00%, 3/1/21		$160,000	172,590
AT&T, Inc., 3.875%, 8/15/21		100,000	103,611
AT&T, Inc., 3.60%, 2/17/23		230,000	230,419

44

		Shares/ Principal Amount	Value
AT&T, Inc., 4.45%, 4/1/24		$120,000	$124,781
AT&T, Inc., 3.40%, 5/15/25		170,000	163,666
AT&T, Inc., 2.60%, 12/17/29	EUR	120,000	133,454
AT&T, Inc., 6.55%, 2/15/39		$290,000	336,664
AT&T, Inc., 4.30%, 12/15/42		210,000	183,825
British Telecommunications plc, 5.95%, 1/15/18		420,000	439,262
CenturyLink, Inc., 5.625%, 4/1/20		200,000	209,000
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)		85,000	89,250
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)		250,000	250,601
Frontier Communications Corp., 7.125%, 3/15/19		100,000	104,250
Frontier Communications Corp., 8.50%, 4/15/20		20,000	20,850
Frontier Communications Corp., 10.50%, 9/15/22		140,000	144,725
Frontier Communications Corp., 7.125%, 1/15/23		195,000	171,600
Frontier Communications Corp., 6.875%, 1/15/25		140,000	113,925
Frontier Communications Corp., 11.00%, 9/15/25		40,000	40,250
Hughes Satellite Systems Corp., 5.25%, 8/1/26(2)		100,000	94,875
Inmarsat Finance plc, 4.875%, 5/15/22(2)		50,000	47,875
Intelsat Jackson Holdings SA, 7.25%, 4/1/19		75,000	59,250
Intelsat Jackson Holdings SA, 7.25%, 10/15/20		175,000	128,406
Level 3 Financing, Inc., 5.375%, 8/15/22		90,000	91,800
Level 3 Financing, Inc., 5.375%, 5/1/25		50,000	49,875
Orange SA, 4.125%, 9/14/21		180,000	191,205
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	150,000	166,869
SoftBank Group Corp., 4.50%, 4/15/20(2)		$150,000	153,375
Sprint Capital Corp., 8.75%, 3/15/32		105,000	110,513
Telecom Italia Capital SA, 6.375%, 11/15/33		100,000	96,000
Telefonica Europe BV, VRN, 6.50%, 9/18/18	EUR	200,000	222,759
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	100,000	107,555
Verizon Communications, Inc., 3.65%, 9/14/18		$550,000	567,342
Verizon Communications, Inc., 5.15%, 9/15/23		380,000	420,925
Verizon Communications, Inc., 2.625%, 8/15/26		130,000	119,975
Verizon Communications, Inc., 5.05%, 3/15/34		750,000	785,031
Verizon Communications, Inc., 4.75%, 11/1/41		100,000	97,745
Verizon Communications, Inc., 4.86%, 8/21/46		90,000	90,572
Verizon Communications, Inc., 5.01%, 8/21/54		144,000	142,673
Windstream Services LLC, 7.75%, 10/15/20		70,000	71,443
Windstream Services LLC, 6.375%, 8/1/23		100,000	87,500
			6,936,286
Electric Utilities†
Terna Rete Elettrica Nazionale SpA, MTN, 2.875%, 2/16/18	EUR	100,000	109,694
Electronic Equipment, Instruments and Components†
Sanmina Corp., 4.375%, 6/1/19(2)		$125,000	129,062
Energy Equipment and Services — 0.1%
Basic Energy Services, Inc., 7.75%, 2/15/19(1)(4)		55,000	25,025
Ensco plc, 4.70%, 3/15/21		105,000	94,237
FTS International, Inc., 6.25%, 5/1/22		60,000	40,200

45

	Shares/ Principal Amount	Value
Halliburton Co., 3.80%, 11/15/25	$190,000	$190,906
Pacific Drilling SA, 5.375%, 6/1/20(2)	115,000	35,650
Paragon Offshore plc, 7.25%, 8/15/24(1)(2)(4)	90,000	17,550
Precision Drilling Corp., 5.25%, 11/15/24	105,000	93,975
SESI LLC, 6.375%, 5/1/19	50,000	49,625
Transocean, Inc., 4.25%, 10/15/17	110,000	110,495
Transocean, Inc., 9.00%, 7/15/23(2)	50,000	50,750
Weatherford International Ltd., 7.75%, 6/15/21	95,000	93,219
Weatherford International Ltd., 4.50%, 4/15/22	110,000	96,250
		897,882
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20	170,000	182,654
American Tower Corp., 3.375%, 10/15/26	260,000	246,236
AvalonBay Communities, Inc., MTN, 2.90%, 10/15/26	90,000	85,173
Boston Properties LP, 3.65%, 2/1/26	80,000	79,690
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23	140,000	147,350
Crown Castle International Corp., 5.25%, 1/15/23	20,000	21,816
Crown Castle International Corp., 4.45%, 2/15/26	150,000	154,372
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21	75,000	77,625
DDR Corp., 3.625%, 2/1/25	130,000	125,573
Equinix, Inc., 5.375%, 4/1/23	75,000	77,344
Essex Portfolio LP, 3.625%, 8/15/22	100,000	102,689
Essex Portfolio LP, 3.25%, 5/1/23	50,000	49,819
Hospitality Properties Trust, 4.65%, 3/15/24	470,000	466,457
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	98,190
Kilroy Realty LP, 3.80%, 1/15/23	160,000	161,066
Kilroy Realty LP, 4.375%, 10/1/25	40,000	41,100
Kimco Realty Corp., 2.80%, 10/1/26	150,000	139,489
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24(2)	90,000	94,500
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	75,000	76,500
Simon Property Group LP, 3.25%, 11/30/26	100,000	98,287
Welltower, Inc., 3.75%, 3/15/23	160,000	162,829
		2,688,759
Financial Services†
PetSmart, Inc., 7.125%, 3/15/23(2)	215,000	220,644
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(2)	70,000	77,700
		298,344
Food and Staples Retailing — 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24(2)	100,000	103,610
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(2)	40,000	32,000
CVS Health Corp., 3.50%, 7/20/22	160,000	164,374
CVS Health Corp., 5.125%, 7/20/45	120,000	131,820
Dollar General Corp., 3.25%, 4/15/23	170,000	168,589

46

	Shares/ Principal Amount	Value
Horizon Pharma, Inc., 6.625%, 5/1/23	$75,000	$71,062
Kroger Co. (The), 3.30%, 1/15/21	190,000	194,909
Kroger Co. (The), 3.875%, 10/15/46	90,000	80,131
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(2)	200,000	196,739
Rite Aid Corp., 6.125%, 4/1/23(2)	150,000	160,897
SUPERVALU, Inc., 6.75%, 6/1/21	40,000	39,800
Sysco Corp., 3.30%, 7/15/26	80,000	78,297
Target Corp., 2.50%, 4/15/26	180,000	171,029
Tesco plc, 6.15%, 11/15/37(2)	80,000	76,893
Wal-Mart Stores, Inc., 2.55%, 4/11/23	280,000	277,372
Wal-Mart Stores, Inc., 5.625%, 4/1/40	340,000	421,786
		2,369,308
Food Products — 0.1%
JBS Investments GmbH, 7.25%, 4/3/24(2)	70,000	70,613
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(2)	95,000	98,562
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(2)	90,000	88,650
Kraft Heinz Foods Co., 3.95%, 7/15/25	200,000	204,018
Kraft Heinz Foods Co., 5.00%, 6/4/42	90,000	92,871
Kraft Heinz Foods Co., 5.20%, 7/15/45	110,000	117,328
Kraft Heinz Foods Co., 4.375%, 6/1/46	130,000	123,597
Nature's Bounty Co. (The), 7.625%, 5/15/21(2)	50,000	49,438
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)	220,000	220,550
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21	105,000	107,887
Post Holdings, Inc., 7.75%, 3/15/24(2)	65,000	71,987
Post Holdings, Inc., 5.00%, 8/15/26(2)	125,000	118,875
Smithfield Foods, Inc., 6.625%, 8/15/22	80,000	84,700
		1,449,076
Gas Utilities — 0.4%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 12/15/20	70,000	71,575
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	40,000	40,800
Enbridge Energy Partners LP, 6.50%, 4/15/18	240,000	253,377
Enbridge, Inc., 4.00%, 10/1/23	120,000	120,463
Enbridge, Inc., 4.50%, 6/10/44	120,000	106,680
Energy Transfer Equity LP, 5.875%, 1/15/24	110,000	114,125
Energy Transfer Equity LP, 5.50%, 6/1/27	70,000	68,907
Energy Transfer Partners LP, 4.15%, 10/1/20	200,000	206,922
Energy Transfer Partners LP, 5.20%, 2/1/22	80,000	85,828
Energy Transfer Partners LP, 3.60%, 2/1/23	170,000	165,295
Energy Transfer Partners LP, 6.50%, 2/1/42	100,000	103,919
Enterprise Products Operating LLC, 4.85%, 3/15/44	360,000	344,875
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	15,000	15,412
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	130,000	127,400
47

	Shares/ Principal Amount	Value
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	$150,000	$165,113
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	300,000	313,955
Kinder Morgan, Inc., 4.30%, 6/1/25	70,000	70,667
Magellan Midstream Partners LP, 6.55%, 7/15/19	200,000	221,563
MPLX LP, 4.875%, 12/1/24	75,000	75,853
MPLX LP, 4.875%, 6/1/25	430,000	432,694
NGPL PipeCo LLC, 7.12%, 12/15/17(2)	75,000	78,187
NuStar Logistics LP, 4.75%, 2/1/22	40,000	39,700
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	270,000	270,374
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	50,000	51,694
Rockies Express Pipeline LLC, 5.625%, 4/15/20(2)	160,000	166,800
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	125,000	135,312
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	255,000	269,025
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	165,000	172,631
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	300,000	292,511
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	56,000	57,960
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	104,000	98,540
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25(2)	86,000	85,087
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	120,000	127,950
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	50,000	53,750
TransCanada PipeLines Ltd., 2.50%, 8/1/22	180,000	175,688
Williams Cos., Inc. (The), 3.70%, 1/15/23	130,000	123,175
Williams Cos., Inc. (The), 4.55%, 6/24/24	285,000	279,300
Williams Cos., Inc. (The), 5.75%, 6/24/44	80,000	76,200
Williams Partners LP, 5.10%, 9/15/45	100,000	90,801
		5,750,108
Health Care Equipment and Supplies — 0.2%
Abbott Laboratories, 3.75%, 11/30/26	220,000	216,993
Alere, Inc., 6.50%, 6/15/20	50,000	50,000
Alere, Inc., 6.375%, 7/1/23(2)	140,000	141,925
Becton Dickinson and Co., 3.73%, 12/15/24	220,000	225,425
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(2)	70,000	61,558
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	50,000	46,875
Kinetic Concepts, Inc. / KCI USA, Inc., 9.625%, 10/1/21(2)	40,000	37,850
Mallinckrodt International Finance SA, 4.75%, 4/15/23	160,000	136,000
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(2)	110,000	103,813
Medtronic, Inc., 2.50%, 3/15/20	120,000	121,330
Medtronic, Inc., 3.50%, 3/15/25	240,000	246,210
Medtronic, Inc., 4.375%, 3/15/35	240,000	248,731
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(2)	40,000	33,500

48

	Shares/ Principal Amount	Value
St. Jude Medical, Inc., 2.00%, 9/15/18	$80,000	$80,319
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	210,000	217,957
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	61,000	62,046
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	110,000	121,978
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	100,000	100,001
		2,252,511
Health Care Providers and Services — 0.3%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	35,000	34,038
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	110,000	108,900
Aetna, Inc., 2.75%, 11/15/22	160,000	158,843
Aetna, Inc., 4.375%, 6/15/46	110,000	108,358
Amsurg Corp., 5.625%, 7/15/22	125,000	128,412
Ascension Health, 3.95%, 11/15/46	40,000	38,456
Centene Corp., 5.625%, 2/15/21	100,000	103,250
Centene Corp., 6.125%, 2/15/24	125,000	127,325
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	155,000	122,838
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	60,000	42,600
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	60,000	40,350
DaVita, Inc., 5.75%, 8/15/22	25,000	26,031
DaVita, Inc., 5.125%, 7/15/24	230,000	227,556
DaVita, Inc., 5.00%, 5/1/25	110,000	107,525
Express Scripts Holding Co., 3.40%, 3/1/27	320,000	303,382
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(2)	125,000	125,625
HCA, Inc., 3.75%, 3/15/19	480,000	492,960
HCA, Inc., 4.25%, 10/15/19	125,000	129,062
HCA, Inc., 7.50%, 2/15/22	220,000	245,300
HCA, Inc., 4.75%, 5/1/23	195,000	196,950
HCA, Inc., 5.375%, 2/1/25	220,000	215,600
HCA, Inc., 4.50%, 2/15/27	50,000	47,250
HealthSouth Corp., 5.75%, 11/1/24	45,000	45,338
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	155,000	136,400
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	100,000	103,258
Kindred Healthcare, Inc., 8.00%, 1/15/20	70,000	67,025
Kindred Healthcare, Inc., 6.375%, 4/15/22	25,000	21,406
LifePoint Health, Inc., 5.50%, 12/1/21	75,000	76,734
Mylan NV, 3.95%, 6/15/26(2)	120,000	112,570
NYU Hospitals Center, 4.43%, 7/1/42	110,000	105,527
Tenet Healthcare Corp., 8.00%, 8/1/20	100,000	96,063
Tenet Healthcare Corp., 6.00%, 10/1/20	100,000	101,938
Tenet Healthcare Corp., 4.50%, 4/1/21	50,000	48,750
Tenet Healthcare Corp., 8.125%, 4/1/22	235,000	215,612
Tenet Healthcare Corp., 6.75%, 6/15/23	70,000	60,025
UnitedHealth Group, Inc., 2.875%, 3/15/22	290,000	294,351
UnitedHealth Group, Inc., 3.75%, 7/15/25	100,000	103,855
Universal Health Services, Inc., 4.75%, 8/1/22(2)	50,000	50,625

49

	Shares/ Principal Amount	Value
Universal Health Services, Inc., 5.00%, 6/1/26(2)	$85,000	$84,363
		4,854,451
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 6.00%, 4/1/22(2)	160,000	167,200
Aramark Services, Inc., 5.125%, 1/15/24(2)	60,000	61,750
Boyd Gaming Corp., 6.875%, 5/15/23	81,000	86,873
Boyd Gaming Corp., 6.375%, 4/1/26(2)	85,000	89,038
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.00%, 10/1/20	60,000	63,000
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.00%, 10/1/21	110,000	120,175
CEC Entertainment, Inc., 8.00%, 2/15/22	25,000	25,188
Eldorado Resorts, Inc., 7.00%, 8/1/23	100,000	106,250
FelCor Lodging LP, 5.625%, 3/1/23	40,000	40,900
Golden Nugget, Inc., 8.50%, 12/1/21(2)	150,000	157,875
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(2)	205,000	201,925
International Game Technology plc, 6.25%, 2/15/22(2)	165,000	176,137
International Game Technology plc, 6.50%, 2/15/25(2)	95,000	101,412
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(2)	25,000	25,188
McDonald's Corp., MTN, 3.375%, 5/26/25	100,000	98,382
MGM Resorts International, 5.25%, 3/31/20	150,000	157,781
MGM Resorts International, 6.00%, 3/15/23	210,000	226,275
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(2)	25,000	25,563
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	170,000	183,175
Scientific Games International, Inc., 6.25%, 9/1/20	45,000	36,900
Scientific Games International, Inc., 7.00%, 1/1/22(2)	165,000	174,900
Scientific Games International, Inc., 10.00%, 12/1/22	115,000	108,387
Station Casinos LLC, 7.50%, 3/1/21	130,000	136,257
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)	140,000	138,425
		2,708,956
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23	96,000	96,480
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)	75,000	75,750
CalAtlantic Group, Inc., 5.375%, 10/1/22	45,000	46,130
Century Communities, Inc., 6.875%, 5/15/22	30,000	30,525
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(2)	75,000	60,375
KB Home, 4.75%, 5/15/19	35,000	35,613
KB Home, 7.00%, 12/15/21	30,000	31,995
Lennar Corp., 4.75%, 4/1/21	40,000	41,300
Lennar Corp., 4.75%, 5/30/25	40,000	38,500
Newell Brands, Inc., 4.20%, 4/1/26	90,000	93,775
Newell Brands, Inc., 5.50%, 4/1/46	120,000	135,224
PulteGroup, Inc., 5.50%, 3/1/26	100,000	99,500
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)	105,000	102,637

50

		Shares/ Principal Amount	Value
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(2)		$200,000	$202,500
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		150,000	152,812
WCI Communities, Inc., 6.875%, 8/15/21		90,000	94,950
William Lyon Homes, Inc., 8.50%, 11/15/20		125,000	130,625
			1,468,691
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(2)		70,000	70,175
Spectrum Brands, Inc., 6.625%, 11/15/22		130,000	138,450
Spectrum Brands, Inc., 5.75%, 7/15/25		144,000	150,120
			358,745
Industrial Conglomerates — 0.1%
General Electric Co., 4.125%, 10/9/42		240,000	239,327
General Electric Co., MTN, 5.625%, 9/15/17		112,000	115,894
General Electric Co., MTN, 4.375%, 9/16/20		360,000	388,040
HD Supply, Inc., 5.25%, 12/15/21(2)		50,000	52,938
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		150,000	151,906
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(2)		205,000	207,562
Wise Metals Group LLC / Wise Alloys Finance Corp., 8.75%, 12/15/18(2)		60,000	62,550
			1,218,217
Insurance — 0.4%
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	300,000	367,021
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	100,000	115,458
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$100,000	105,062
American International Group, Inc., 4.125%, 2/15/24		540,000	562,160
American International Group, Inc., 4.50%, 7/16/44		110,000	107,391
AXA SA, 7.125%, 12/15/20	GBP	150,000	226,478
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		$180,000	193,959
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		110,000	112,411
Berkshire Hathaway, Inc., 2.75%, 3/15/23		90,000	89,677
Berkshire Hathaway, Inc., 4.50%, 2/11/43		170,000	179,466
Chubb INA Holdings, Inc., 3.15%, 3/15/25		210,000	210,035
Chubb INA Holdings, Inc., 3.35%, 5/3/26		100,000	100,606
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	600,000	628,714
Genworth Holdings, Inc., 7.625%, 9/24/21		$35,000	32,725
Genworth Holdings, Inc., VRN, 2.91%, 2/15/17		25,000	11,875
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		60,000	66,386
International Lease Finance Corp., 3.875%, 4/15/18		250,000	255,500
International Lease Finance Corp., 6.25%, 5/15/19		195,000	209,625
Liberty Mutual Group, Inc., 4.95%, 5/1/22(2)		50,000	54,249
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)		190,000	186,023
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(2)		175,000	152,687
Lincoln National Corp., 6.25%, 2/15/20		100,000	110,364
Markel Corp., 4.90%, 7/1/22		200,000	215,674

51

	Shares/ Principal Amount	Value
Markel Corp., 3.625%, 3/30/23	$80,000	$80,537
MetLife, Inc., 4.125%, 8/13/42	90,000	86,801
MetLife, Inc., 4.875%, 11/13/43	50,000	53,746
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)	250,000	251,086
Principal Financial Group, Inc., 3.30%, 9/15/22	80,000	81,381
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	160,000	175,022
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	190,000	216,997
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)	110,000	111,380
Travelers Cos., Inc. (The), 4.30%, 8/25/45	60,000	62,239
USI, Inc., 7.75%, 1/15/21(2)	50,000	51,000
Voya Financial, Inc., 5.70%, 7/15/43	150,000	161,017
Voya Financial, Inc., VRN, 5.65%, 5/15/23	75,000	73,969
WR Berkley Corp., 4.625%, 3/15/22	130,000	139,515
WR Berkley Corp., 4.75%, 8/1/44	80,000	78,003
		5,916,239
Internet Software and Services†
Match Group, Inc., 6.75%, 12/15/22	80,000	84,300
Netflix, Inc., 5.375%, 2/1/21	40,000	43,000
Netflix, Inc., 5.75%, 3/1/24	100,000	106,000
VeriSign, Inc., 4.625%, 5/1/23	40,000	40,900
VeriSign, Inc., 5.25%, 4/1/25	40,000	41,500
		315,700
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	20,000	20,150
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	90,000	92,700
Fidelity National Information Services, Inc., 3.50%, 4/15/23	220,000	222,599
Fidelity National Information Services, Inc., 3.00%, 8/15/26	160,000	149,187
First Data Corp., 7.00%, 12/1/23(2)	205,000	215,123
First Data Corp., 5.00%, 1/15/24(2)	150,000	151,875
First Data Corp., 5.75%, 1/15/24(2)	170,000	172,762
Xerox Corp., 2.95%, 3/15/17	90,000	90,341
		1,114,737
Machinery†
Case New Holland Industrial, Inc., 7.875%, 12/1/17	35,000	37,016
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	31,000	31,263
CNH Industrial Capital LLC, 3.375%, 7/15/19	75,000	75,187
Navistar International Corp., 8.25%, 11/1/21	25,000	25,125
Terex Corp., 6.00%, 5/15/21	50,000	50,813
		219,404
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	230,000	224,250
Media — 0.7%
21st Century Fox America, Inc., 3.70%, 10/15/25	50,000	50,931
21st Century Fox America, Inc., 6.90%, 8/15/39	140,000	177,086
21st Century Fox America, Inc., 4.75%, 9/15/44	40,000	40,054

52

	Shares/ Principal Amount	Value
21st Century Fox America, Inc., 4.75%, 11/15/46(2)	$40,000	$40,482
Altice Financing SA, 6.625%, 2/15/23(2)	225,000	228,937
Altice Financing SA, 7.50%, 5/15/26(2)	65,000	66,248
Altice Finco SA, 7.625%, 2/15/25(2)	115,000	113,419
Altice Luxembourg SA, 7.75%, 5/15/22(2)	70,000	73,500
Altice Luxembourg SA, 7.625%, 2/15/25(2)	140,000	144,025
Altice US Finance I Corp., 5.375%, 7/15/23(2)	105,000	106,575
Altice US Finance I Corp., 5.50%, 5/15/26(2)	25,000	24,781
AMC Entertainment, Inc., 5.75%, 6/15/25	100,000	101,250
Cablevision Systems Corp., 5.875%, 9/15/22	130,000	121,550
CBS Corp., 3.50%, 1/15/25	116,000	114,723
CBS Corp., 4.85%, 7/1/42	70,000	68,353
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	350,000	364,000
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(2)	220,000	226,050
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(2)	120,000	123,600
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(2)	130,000	128,700
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25(2)	575,000	600,425
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45(2)	40,000	44,953
Cinemark USA, Inc., 5.125%, 12/15/22	60,000	61,950
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	140,000	138,600
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	60,000	59,100
Comcast Corp., 6.40%, 5/15/38	230,000	293,170
Comcast Corp., 4.75%, 3/1/44	150,000	158,344
CSC Holdings LLC, 10.125%, 1/15/23(2)	70,000	80,763
CSC Holdings LLC, 6.625%, 10/15/25(2)	100,000	108,250
CSC Holdings LLC, 7.625%, 7/15/18	50,000	53,125
CSC Holdings LLC, 6.75%, 11/15/21	125,000	131,719
CSC Holdings LLC, 10.875%, 10/15/25(2)	45,000	52,538
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	50,000	19,750
Discovery Communications LLC, 5.625%, 8/15/19	130,000	141,123
Discovery Communications LLC, 3.25%, 4/1/23	130,000	126,720
Discovery Communications LLC, 4.90%, 3/11/26	100,000	105,005
DISH DBS Corp., 6.75%, 6/1/21	125,000	134,687
DISH DBS Corp., 5.00%, 3/15/23	135,000	133,650
DISH DBS Corp., 5.875%, 11/15/24	200,000	203,500
Gray Television, Inc., 5.125%, 10/15/24(2)	100,000	93,750
Gray Television, Inc., 5.875%, 7/15/26(2)	25,000	23,930
iHeartCommunications, Inc., 10.00%, 1/15/18	90,000	65,925
iHeartCommunications, Inc., 9.00%, 3/1/21	130,000	96,363
Lamar Media Corp., 5.875%, 2/1/22	20,000	20,650
Lamar Media Corp., 5.00%, 5/1/23	150,000	153,375
Lamar Media Corp., 5.375%, 1/15/24	100,000	103,500
McClatchy Co. (The), 9.00%, 12/15/22	40,000	42,400

53

	Shares/ Principal Amount	Value
NBCUniversal Media LLC, 4.375%, 4/1/21	$260,000	$280,512
NBCUniversal Media LLC, 2.875%, 1/15/23	350,000	350,051
Nexstar Escrow Corp., 5.625%, 8/1/24(2)	110,000	109,175
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	240,000	245,700
Omnicom Group, Inc., 3.60%, 4/15/26	220,000	218,958
Regal Entertainment Group, 5.75%, 3/15/22	100,000	105,250
RR Donnelley & Sons Co., 6.00%, 4/1/24	65,000	58,988
SFR Group SA, 6.00%, 5/15/22(2)	230,000	232,587
SFR Group SA, 7.375%, 5/1/26(2)	175,000	175,219
Sinclair Television Group, Inc., 5.375%, 4/1/21	50,000	51,625
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)	80,000	79,200
Sirius XM Radio, Inc., 5.75%, 8/1/21(2)	125,000	130,810
Sirius XM Radio, Inc., 4.625%, 5/15/23(2)	70,000	69,038
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)	60,000	60,337
TEGNA, Inc., 5.50%, 9/15/24(2)	140,000	142,625
Time Warner Cable LLC, 6.75%, 7/1/18	240,000	257,244
Time Warner Cable LLC, 5.50%, 9/1/41	80,000	79,878
Time Warner Cable LLC, 4.50%, 9/15/42	90,000	79,513
Time Warner, Inc., 3.60%, 7/15/25	240,000	237,490
Time Warner, Inc., 3.80%, 2/15/27(5)	180,000	179,272
Time Warner, Inc., 7.70%, 5/1/32	190,000	251,054
Time Warner, Inc., 5.35%, 12/15/43	80,000	84,247
Unitymedia GmbH, 6.125%, 1/15/25(2)	95,000	97,137
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.00%, 1/15/25(2)	35,000	34,563
Univision Communications, Inc., 5.125%, 2/15/25(2)	175,000	166,469
UPCB Finance IV Ltd., 5.375%, 1/15/25(2)	135,000	133,734
Viacom, Inc., 3.125%, 6/15/22	100,000	99,458
Viacom, Inc., 4.25%, 9/1/23	135,000	138,892
Videotron Ltd., 5.00%, 7/15/22	75,000	76,781
Virgin Media Finance plc, 5.75%, 1/15/25(2)	210,000	208,687
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)	145,000	140,831
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	160,000	158,420
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	100,000	101,634
WideOpenWest Finance LLC / WideOpenWest Capital Corp., 10.25%, 7/15/19	70,000	73,850
Wind Acquisition Finance SA, 7.375%, 4/23/21(2)	175,000	178,937
WMG Acquisition Corp., 5.625%, 4/15/22(2)	135,000	139,556
Ziggo Bond Finance BV, 5.875%, 1/15/25(2)	90,000	88,875
		10,878,126
Metals and Mining — 0.2%
AK Steel Corp., 7.625%, 5/15/20	90,000	92,475
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)	70,000	75,250
Aleris International, Inc., 9.50%, 4/1/21(2)	50,000	53,750
Allegheny Technologies, Inc., 5.95%, 1/15/21	70,000	64,750
Anglo American Capital plc, 3.625%, 5/14/20(2)	75,000	75,375
Anglo American Capital plc, 4.875%, 5/14/25(2)	100,000	102,000

54

	Shares/ Principal Amount	Value
ArcelorMittal, 6.50%, 3/1/21	$50,000	$54,500
ArcelorMittal, 6.125%, 6/1/25	100,000	109,500
ArcelorMittal, 7.75%, 3/1/41	155,000	160,022
Arconic, Inc., 5.40%, 4/15/21	25,000	26,500
Arconic, Inc., 5.125%, 10/1/24	165,000	169,125
Barrick North America Finance LLC, 4.40%, 5/30/21	118,000	125,381
Barrick North America Finance LLC, 5.75%, 5/1/43	70,000	74,887
Cliffs Natural Resources, Inc., 7.75%, 3/31/20(2)	69,000	70,035
Cliffs Natural Resources, Inc., 8.25%, 3/31/20(2)	50,000	55,125
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)	160,000	156,000
FMG Resources August 2006 Pty Ltd., 9.75%, 3/1/22(2)	120,000	139,032
Freeport-McMoRan, Inc., 2.30%, 11/14/17	50,000	50,125
Freeport-McMoRan, Inc., 3.55%, 3/1/22	195,000	185,718
Freeport-McMoRan, Inc., 3.875%, 3/15/23	16,000	15,030
Freeport-McMoRan, Inc., 5.40%, 11/14/34	230,000	202,400
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	130,000	136,161
HudBay Minerals, Inc., 9.50%, 10/1/20	75,000	78,984
Kinross Gold Corp., 5.125%, 9/1/21	40,000	40,400
Lundin Mining Corp., 7.875%, 11/1/22(2)	70,000	75,950
New Gold, Inc., 6.25%, 11/15/22(2)	35,000	35,350
Novelis Corp., 5.875%, 9/30/26(2)	135,000	135,169
Southern Copper Corp., 5.25%, 11/8/42	60,000	54,617
Steel Dynamics, Inc., 6.125%, 8/15/19	120,000	124,086
Steel Dynamics, Inc., 5.25%, 4/15/23	100,000	104,250
Steel Dynamics, Inc., 5.00%, 12/15/26(5)	40,000	40,300
Teck Resources Ltd., 4.75%, 1/15/22	170,000	172,975
Teck Resources Ltd., 6.25%, 7/15/41	40,000	40,302
United States Steel Corp., 7.375%, 4/1/20	94,000	99,676
Vale Overseas Ltd., 5.625%, 9/15/19	100,000	104,875
		3,300,075
Mortgage Real Estate Investment Trusts (REITs)†
iStar, Inc., 5.00%, 7/1/19	50,000	49,312
Multi-Utilities — 0.4%
AES Corp., 4.875%, 5/15/23	355,000	346,125
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	120,000	119,100
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	75,000	74,977
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	140,000	142,531
Calpine Corp., 5.375%, 1/15/23	110,000	106,745
Calpine Corp., 5.875%, 1/15/24(2)	50,000	52,563
Calpine Corp., 5.75%, 1/15/25	300,000	287,625
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	30,000	27,881
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	100,000	96,181
Constellation Energy Group, Inc., 5.15%, 12/1/20	200,000	217,061
Dominion Resources, Inc., 6.40%, 6/15/18	360,000	383,871
Dominion Resources, Inc., 2.75%, 9/15/22	140,000	138,541

55

		Shares/ Principal Amount	Value
Dominion Resources, Inc., 3.625%, 12/1/24		$140,000	$141,126
Dominion Resources, Inc., 4.90%, 8/1/41		70,000	72,700
Duke Energy Florida LLC, 6.35%, 9/15/37		270,000	349,211
Duke Energy Florida LLC, 3.85%, 11/15/42		130,000	122,755
Duke Energy Progress LLC, 4.15%, 12/1/44		120,000	118,999
Dynegy, Inc., 7.375%, 11/1/22		115,000	109,825
Dynegy, Inc., 7.625%, 11/1/24		115,000	106,375
Edison International, 3.75%, 9/15/17		200,000	203,635
Engie SA, VRN, 4.75%, 7/10/21	EUR	100,000	118,108
Exelon Corp., 4.45%, 4/15/46		$100,000	97,060
Exelon Generation Co. LLC, 4.25%, 6/15/22		120,000	124,871
Exelon Generation Co. LLC, 5.60%, 6/15/42		80,000	75,969
FirstEnergy Corp., 4.25%, 3/15/23		230,000	238,505
Florida Power & Light Co., 4.125%, 2/1/42		225,000	231,248
GenOn Energy, Inc., 9.50%, 10/15/18		40,000	28,100
GenOn Energy, Inc., 9.875%, 10/15/20		30,000	20,250
Georgia Power Co., 4.30%, 3/15/42		60,000	59,953
MidAmerican Energy Co., 4.40%, 10/15/44		200,000	210,179
NiSource Finance Corp., 5.65%, 2/1/45		110,000	127,936
NRG Energy, Inc., 6.25%, 7/15/22		150,000	151,125
NRG Energy, Inc., 6.25%, 5/1/24		155,000	150,738
NRG Energy, Inc., 7.25%, 5/15/26(2)		50,000	49,125
Pacific Gas & Electric Co., 4.00%, 12/1/46(5)		85,000	82,766
Potomac Electric Power Co., 3.60%, 3/15/24		120,000	124,356
Progress Energy, Inc., 3.15%, 4/1/22		110,000	111,731
RWE AG, VRN, 3.50%, 4/21/25	EUR	290,000	258,237
Sempra Energy, 2.875%, 10/1/22		$220,000	219,494
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		50,000	45,932
Southern Power Co., 5.15%, 9/15/41		60,000	60,542
SSE plc, VRN, 2.375%, 4/1/21	EUR	200,000	207,778
Talen Energy Supply LLC, 4.625%, 7/15/19(2)		$170,000	162,562
Virginia Electric & Power Co., 4.45%, 2/15/44		70,000	73,541
Xcel Energy, Inc., 3.35%, 12/1/26(5)		70,000	69,983
Xcel Energy, Inc., 4.80%, 9/15/41		50,000	53,080
			6,370,996
Multiline Retail†
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21		60,000	30,000
J.C. Penney Corp., Inc., 5.75%, 2/15/18		25,000	25,625
J.C. Penney Corp., Inc., 5.65%, 6/1/20		75,000	75,000
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		210,000	199,620
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(2)		60,000	47,700
			377,945
Oil, Gas and Consumable Fuels — 0.6%
Anadarko Petroleum Corp., 5.55%, 3/15/26		120,000	131,160
Anadarko Petroleum Corp., 6.45%, 9/15/36		120,000	135,139
Antero Resources Corp., 5.125%, 12/1/22		130,000	132,600
Antero Resources Corp., 5.625%, 6/1/23		35,000	35,788

56

	Shares/ Principal Amount	Value
Apache Corp., 4.75%, 4/15/43	$100,000	$98,924
BP Capital Markets plc, 4.50%, 10/1/20	24,000	25,768
BP Capital Markets plc, 2.75%, 5/10/23	150,000	146,505
California Resources Corp., 8.00%, 12/15/22(2)	108,000	87,480
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	20,000	16,450
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	100,000	103,750
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	70,000	71,750
Cenovus Energy, Inc., 5.70%, 10/15/19	100,000	106,425
Cenovus Energy, Inc., 6.75%, 11/15/39	50,000	52,670
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24(2)	55,000	59,159
Chesapeake Energy Corp., 8.00%, 12/15/22(2)	144,000	149,400
Chevron Corp., 2.10%, 5/16/21	180,000	178,019
Cimarex Energy Co., 4.375%, 6/1/24	220,000	225,718
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	150,000	154,483
Comstock Resources, Inc., PIK, 10.00%, 3/15/20	70,000	69,300
Concho Resources, Inc., 6.50%, 1/15/22	90,000	93,487
Concho Resources, Inc., 5.50%, 10/1/22	50,000	52,063
Concho Resources, Inc., 5.50%, 4/1/23	215,000	222,127
ConocoPhillips Holding Co., 6.95%, 4/15/29	80,000	98,043
CONSOL Energy, Inc., 5.875%, 4/15/22	100,000	96,500
Continental Resources, Inc., 5.00%, 9/15/22	35,000	35,044
Continental Resources, Inc., 3.80%, 6/1/24	260,000	241,800
Continental Resources, Inc., 4.90%, 6/1/44	65,000	55,575
Denbury Resources, Inc., 4.625%, 7/15/23	75,000	58,125
Diamondback Energy, Inc., 4.75%, 11/1/24(2)	100,000	100,250
Ecopetrol SA, 5.875%, 9/18/23	110,000	113,905
Ecopetrol SA, 4.125%, 1/16/25	80,000	73,076
Encana Corp., 6.50%, 2/1/38	60,000	61,125
EOG Resources, Inc., 5.625%, 6/1/19	380,000	410,940
EOG Resources, Inc., 4.10%, 2/1/21	130,000	137,023
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	75,000	63,210
Exxon Mobil Corp., 2.71%, 3/6/25	240,000	234,405
Exxon Mobil Corp., 3.04%, 3/1/26	170,000	168,478
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	170,000	161,075
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	55,000	51,425
Gulfport Energy Corp., 6.00%, 10/15/24(2)	40,000	40,750
Halcon Resources Corp., 8.625%, 2/1/20(2)	95,000	97,897
Halcon Resources Corp., 12.00%, 2/15/22(2)	35,000	36,925
Hess Corp., 6.00%, 1/15/40	130,000	125,008
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	70,000	71,400
Laredo Petroleum, Inc., 6.25%, 3/15/23	85,000	86,912
Marathon Oil Corp., 3.85%, 6/1/25	80,000	74,446
MEG Energy Corp., 7.00%, 3/31/24(2)	50,000	43,875
Newfield Exploration Co., 5.75%, 1/30/22	230,000	239,200
Newfield Exploration Co., 5.625%, 7/1/24	90,000	93,262

57

		Shares/ Principal Amount	Value
Noble Energy, Inc., 4.15%, 12/15/21		$300,000	$310,620
Oasis Petroleum, Inc., 6.875%, 3/15/22		125,000	129,375
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20		50,000	51,500
Petrobras Global Finance BV, 8.375%, 5/23/21		110,000	118,250
Petroleos Mexicanos, 6.00%, 3/5/20		190,000	198,550
Petroleos Mexicanos, 4.875%, 1/24/22		40,000	38,920
Petroleos Mexicanos, 3.50%, 1/30/23		70,000	62,300
Petroleos Mexicanos, 6.625%, 6/15/35		70,000	64,582
Petroleos Mexicanos, 5.50%, 6/27/44		230,000	179,055
Phillips 66, 4.30%, 4/1/22		260,000	280,115
QEP Resources, Inc., 5.375%, 10/1/22		140,000	137,200
Range Resources Corp., 5.00%, 8/15/22(2)		160,000	155,200
Rice Energy, Inc., 6.25%, 5/1/22		65,000	66,787
Shell International Finance BV, 2.375%, 8/21/22		280,000	274,149
Shell International Finance BV, 3.625%, 8/21/42		165,000	145,479
SM Energy Co., 6.50%, 1/1/23		20,000	20,200
SM Energy Co., 5.00%, 1/15/24		80,000	75,800
Statoil ASA, 2.45%, 1/17/23		230,000	224,826
Statoil ASA, 3.95%, 5/15/43		90,000	83,829
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		50,000	50,375
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25		140,000	141,400
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20		85,000	85,531
Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23		71,000	71,532
Tesoro Corp., 4.25%, 10/1/17		50,000	51,063
Tesoro Corp., 5.375%, 10/1/22		20,000	20,875
Total Capital Canada Ltd., 2.75%, 7/15/23		110,000	108,491
Total Capital SA, 2.125%, 8/10/18		150,000	151,219
TOTAL SA, MTN, VRN, 2.25%, 2/26/21	EUR	150,000	157,532
Whiting Petroleum Corp., 5.75%, 3/15/21		$95,000	94,050
WPX Energy, Inc., 6.00%, 1/15/22		50,000	51,485
WPX Energy, Inc., 8.25%, 8/1/23		70,000	77,525
			9,095,654
Paper and Forest Products†
Georgia-Pacific LLC, 2.54%, 11/15/19(2)		395,000	399,138
International Paper Co., 6.00%, 11/15/41		50,000	55,739
International Paper Co., 4.40%, 8/15/47		170,000	155,607
			610,484
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23		95,000	87,637
Pharmaceuticals — 0.2%
Actavis Funding SCS, 3.85%, 6/15/24		230,000	232,702
Actavis Funding SCS, 4.55%, 3/15/35		110,000	108,108
Actavis, Inc., 1.875%, 10/1/17		220,000	220,452
Actavis, Inc., 3.25%, 10/1/22		270,000	270,339
Actavis, Inc., 4.625%, 10/1/42		70,000	67,424

58

		Shares/ Principal Amount	Value
Bayer AG, VRN, 2.375%, 10/2/22	EUR	60,000	$59,736
Capsugel SA, PIK, 7.00%, 5/15/19(2)		$35,000	35,032
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(2)		130,000	114,075
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.50%, 2/1/25(2)		130,000	111,637
GlaxoSmithKline Capital plc, 2.85%, 5/8/22		44,000	44,285
Merck & Co., Inc., 2.40%, 9/15/22		180,000	178,632
Perrigo Finance Unlimited Co., 3.50%, 3/15/21		200,000	202,564
Quintiles IMS, Inc., 4.875%, 5/15/23(2)		90,000	92,205
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21		550,000	532,088
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(2)		120,000	100,800
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(2)		225,000	185,625
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(2)		80,000	59,200
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(2)		235,000	174,487
			2,789,391
Real Estate Management and Development†
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(2)		85,000	87,444
Tesco Property Finance 3 plc, 5.74%, 4/13/40	GBP	97,945	116,515
			203,959
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		$265,000	275,986
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41		130,000	142,531
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		160,000	165,276
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		70,000	69,685
CSX Corp., 4.25%, 6/1/21		140,000	149,805
CSX Corp., 3.40%, 8/1/24		200,000	204,595
Norfolk Southern Corp., 5.75%, 4/1/18		40,000	42,173
Norfolk Southern Corp., 3.25%, 12/1/21		70,000	72,069
Union Pacific Corp., 4.00%, 2/1/21		100,000	106,109
Union Pacific Corp., 4.75%, 9/15/41		220,000	236,284
			1,464,513
Semiconductors and Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		20,000	21,500
Advanced Micro Devices, Inc., 7.00%, 7/1/24		70,000	71,050
Amkor Technology, Inc., 6.375%, 10/1/22		75,000	77,438
Lam Research Corp., 2.80%, 6/15/21		210,000	208,762
Micron Technology, Inc., 5.25%, 8/1/23(2)		100,000	99,250
Micron Technology, Inc., 5.50%, 2/1/25		95,000	93,812
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(2)		50,000	51,938
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)		70,000	71,750
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(2)		75,000	79,500
			775,000
Software — 0.1%
BMC Software Finance, Inc., 8.125%, 7/15/21(2)		25,000	22,625

59

	Shares/ Principal Amount	Value
Inception Merger Sub, Inc. / Rackspace Hosting, Inc., 8.625%, 11/15/24(2)	$50,000	$50,125
Infor US, Inc., 6.50%, 5/15/22	248,000	256,680
Intuit, Inc., 5.75%, 3/15/17	571,000	578,415
Microsoft Corp., 2.70%, 2/12/25	170,000	166,919
Microsoft Corp., 3.125%, 11/3/25	100,000	101,178
Nuance Communications, Inc., 5.375%, 8/15/20(2)	50,000	51,156
Oracle Corp., 3.625%, 7/15/23	280,000	291,873
Oracle Corp., 2.65%, 7/15/26	280,000	266,146
Oracle Corp., 4.00%, 7/15/46	130,000	123,539
Quintiles IMS, Inc., 5.00%, 10/15/26(2)	40,000	39,500
		1,948,156
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	100,000	101,250
Ashtead Capital, Inc., 5.625%, 10/1/24(2)	158,000	165,110
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(2)	100,000	96,875
Claire's Stores, Inc., 9.00%, 3/15/19(2)	40,000	19,650
Herc Rentals, Inc., 7.50%, 6/1/22(2)	75,000	77,719
Hertz Corp. (The), 6.75%, 4/15/19	45,000	45,548
Hertz Corp. (The), 6.25%, 10/15/22	75,000	71,063
Home Depot, Inc. (The), 3.35%, 9/15/25	350,000	358,075
Home Depot, Inc. (The), 5.95%, 4/1/41	260,000	326,813
Michaels Stores, Inc., 5.875%, 12/15/20(2)	105,000	108,229
Party City Holdings, Inc., 6.125%, 8/15/23(2)	75,000	78,187
Rent-A-Center, Inc., 6.625%, 11/15/20	70,000	65,100
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	75,000	78,375
Sonic Automotive, Inc., 5.00%, 5/15/23	125,000	121,250
United Rentals North America, Inc., 4.625%, 7/15/23	310,000	320,462
United Rentals North America, Inc., 5.50%, 7/15/25	210,000	212,362
		2,246,068
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 1.00%, 5/3/18	170,000	169,265
Apple, Inc., 2.85%, 5/6/21	180,000	184,034
Apple, Inc., 2.50%, 2/9/25	380,000	363,971
Apple, Inc., 4.65%, 2/23/46	50,000	52,875
CommScope Technologies Finance LLC, 6.00%, 6/15/25(2)	180,000	188,325
Dell, Inc., 5.875%, 6/15/19	125,000	132,730
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/24(2)	220,000	240,382
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(2)	400,000	419,580
Hewlett Packard Enterprise Co., 3.85%, 10/15/20(2)	270,000	277,862
Hewlett Packard Enterprise Co., 5.15%, 10/15/25(2)	130,000	133,030
NCR Corp., 5.00%, 7/15/22	90,000	90,450
Seagate HDD Cayman, 4.75%, 6/1/23	150,000	145,781
Western Digital Corp., 10.50%, 4/1/24(2)	195,000	226,200
		2,624,485

60

	Shares/ Principal Amount	Value
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(2)	$115,000	$115,575
L Brands, Inc., 5.625%, 2/15/22	175,000	185,719
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	210,000	192,150
PVH Corp., 4.50%, 12/15/22	50,000	50,625
		544,069
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22	400,000	400,217
Philip Morris International, Inc., 4.125%, 5/17/21	280,000	299,136
		699,353
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 9.00%, 11/15/18(2)	50,000	55,000
Sprint Communications, Inc., 6.00%, 11/15/22	225,000	217,688
Sprint Corp., 7.25%, 9/15/21	225,000	231,187
Sprint Corp., 7.875%, 9/15/23	75,000	77,625
Sprint Corp., 7.125%, 6/15/24	280,000	278,600
T-Mobile USA, Inc., 6.625%, 11/15/20	135,000	138,206
T-Mobile USA, Inc., 6.125%, 1/15/22	75,000	78,726
T-Mobile USA, Inc., 6.625%, 4/1/23	205,000	217,747
T-Mobile USA, Inc., 6.375%, 3/1/25	150,000	160,688
T-Mobile USA, Inc., 6.50%, 1/15/26	80,000	86,600
		1,542,067
TOTAL CORPORATE BONDS (Cost $138,058,863)		137,778,492
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(6) — 4.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.5%
FHLMC, VRN, 1.81%, 12/15/16	126,848	130,771
FHLMC, VRN, 1.84%, 12/15/16	44,837	46,096
FHLMC, VRN, 1.91%, 12/15/16	169,727	174,678
FHLMC, VRN, 1.99%, 12/15/16	223,950	230,941
FHLMC, VRN, 2.06%, 12/15/16	108,101	109,964
FHLMC, VRN, 2.32%, 12/15/16	499,283	503,241
FHLMC, VRN, 2.68%, 12/15/16	293,369	310,033
FHLMC, VRN, 2.75%, 12/15/16	134,139	142,010
FHLMC, VRN, 2.76%, 12/15/16	489,291	517,506
FHLMC, VRN, 2.81%, 12/15/16	264,639	279,346
FHLMC, VRN, 3.01%, 12/15/16	49,640	52,347
FHLMC, VRN, 3.05%, 12/15/16	93,948	99,367
FHLMC, VRN, 3.14%, 12/15/16	182,978	192,752
FHLMC, VRN, 3.67%, 12/15/16	164,709	170,508
FHLMC, VRN, 4.06%, 12/15/16	153,348	159,102
FHLMC, VRN, 4.24%, 12/15/16	232,373	242,564
FHLMC, VRN, 4.78%, 12/15/16	181,399	188,986
FHLMC, VRN, 5.14%, 12/15/16	19,361	20,080
FNMA, VRN, 2.54%, 12/25/16	63,094	65,809
FNMA, VRN, 2.58%, 12/25/16	234,095	246,068
FNMA, VRN, 2.60%, 12/25/16	86,892	91,872

61

	Shares/ Principal Amount	Value
FNMA, VRN, 2.62%, 12/25/16	$343,257	$358,571
FNMA, VRN, 2.62%, 12/25/16	324,993	330,121
FNMA, VRN, 2.625%, 12/25/16	288,488	301,302
FNMA, VRN, 2.65%, 12/25/16	298,212	311,665
FNMA, VRN, 2.65%, 12/25/16	576,973	601,682
FNMA, VRN, 2.67%, 12/25/16	42,596	43,517
FNMA, VRN, 2.73%, 12/25/16	312,564	331,106
FNMA, VRN, 2.89%, 12/25/16	82,166	86,722
FNMA, VRN, 3.05%, 12/25/16	84,641	89,750
FNMA, VRN, 3.33%, 12/25/16	190,768	197,537
FNMA, VRN, 3.60%, 12/25/16	176,916	184,641
FNMA, VRN, 3.93%, 12/25/16	161,138	167,483
FNMA, VRN, 4.74%, 12/25/16	224,399	237,306
		7,215,444
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 3.7%
FHLMC, 4.50%, 1/1/19	97,717	100,428
FHLMC, 5.00%, 10/1/19	3,233	3,315
FHLMC, 5.00%, 11/1/19	18,344	18,813
FHLMC, 5.50%, 11/1/19	696	708
FHLMC, 5.50%, 11/1/19	665	677
FHLMC, 5.50%, 11/1/19	1,839	1,898
FHLMC, 5.50%, 11/1/19	604	615
FHLMC, 5.50%, 11/1/19	468	473
FHLMC, 5.50%, 12/1/19	1,460	1,513
FHLMC, 5.00%, 2/1/20	1,053	1,080
FHLMC, 5.00%, 2/1/20	555	569
FHLMC, 5.50%, 3/1/20	2,063	2,131
FHLMC, 5.50%, 3/1/20	1,935	2,004
FHLMC, 5.50%, 3/1/20	3,379	3,513
FHLMC, 5.00%, 5/1/20	1,228	1,260
FHLMC, 5.00%, 5/1/20	3,467	3,555
FHLMC, 5.00%, 5/1/20	3,842	3,942
FHLMC, 4.50%, 7/1/20	13,927	14,440
FHLMC, 4.00%, 10/1/20	4,615	4,740
FHLMC, 8.00%, 6/1/26	4,324	4,469
FHLMC, 8.00%, 6/1/26	385	435
FHLMC, 7.00%, 8/1/29	1,303	1,403
FHLMC, 8.00%, 7/1/30	12,158	15,008
FHLMC, 5.50%, 12/1/33	194,900	220,812
FHLMC, 6.50%, 5/1/34	8,123	9,548
FHLMC, 5.50%, 6/1/35	8,878	9,880
FHLMC, 5.00%, 9/1/35	5,339	5,861
FHLMC, 5.00%, 9/1/35	3,763	4,143
FHLMC, 5.50%, 10/1/35	32,296	36,409
FHLMC, 5.50%, 10/1/35	18,994	21,201
FHLMC, 5.00%, 11/1/35	74,450	82,186
FHLMC, 5.00%, 11/1/35	116,978	131,004

62

	Shares/ Principal Amount	Value
FHLMC, 6.50%, 3/1/36	$4,233	$4,784
FHLMC, 6.50%, 3/1/36	2,814	3,179
FHLMC, 5.50%, 1/1/38	134,377	151,203
FHLMC, 6.00%, 2/1/38	81,597	93,297
FHLMC, 6.00%, 11/1/38	375,082	426,387
FHLMC, 6.50%, 7/1/47	15,766	17,227
FNMA, 3.00%, 12/13/16(7)	1,750,000	1,740,840
FNMA, 3.50%, 12/13/16(7)	9,650,000	9,901,051
FNMA, 4.00%, 12/13/16(7)	3,275,000	3,445,585
FNMA, 4.50%, 12/13/16(7)	2,150,000	2,318,976
FNMA, 4.00%, 6/1/19	1,430	1,468
FNMA, 4.50%, 6/1/19	27,799	28,614
FNMA, 4.50%, 12/1/19	2,929	3,015
FNMA, 5.00%, 3/1/20	6,999	7,198
FNMA, 5.00%, 3/1/20	5,261	5,384
FNMA, 5.00%, 4/1/20	3,899	3,990
FNMA, 5.00%, 5/1/20	1,348	1,378
FNMA, 5.00%, 5/1/20	4,362	4,463
FNMA, 5.00%, 7/1/20	5,955	6,210
FNMA, 7.00%, 5/1/26	2,308	2,465
FNMA, 7.00%, 6/1/26	1,395	1,597
FNMA, 7.50%, 3/1/27	596	598
FNMA, 6.50%, 4/1/29	9,392	10,643
FNMA, 6.50%, 6/1/29	11,075	12,547
FNMA, 6.50%, 6/1/29	8,353	9,465
FNMA, 7.00%, 7/1/29	3,445	3,714
FNMA, 6.50%, 8/1/29	14,322	16,228
FNMA, 7.00%, 3/1/30	9,417	10,484
FNMA, 8.00%, 7/1/30	15,955	16,418
FNMA, 7.50%, 9/1/30	6,402	7,696
FNMA, 6.50%, 9/1/31	34,819	39,458
FNMA, 7.00%, 9/1/31	29,638	32,710
FNMA, 6.50%, 1/1/32	10,593	12,006
FNMA, 5.50%, 6/1/33	64,603	72,898
FNMA, 5.50%, 8/1/33	414,398	462,189
FNMA, 5.00%, 11/1/33	402,563	445,233
FNMA, 5.50%, 1/1/34	410,642	461,786
FNMA, 5.50%, 9/1/34	24,510	27,613
FNMA, 5.50%, 10/1/34	24,618	27,685
FNMA, 6.00%, 10/1/34	21,570	24,504
FNMA, 5.00%, 11/1/34	72,473	79,420
FNMA, 5.50%, 3/1/35	729	813
FNMA, 5.50%, 3/1/35	5,031	5,611
FNMA, 5.50%, 3/1/35	8,602	9,656
FNMA, 5.50%, 3/1/35	19,097	21,655
FNMA, 5.50%, 3/1/35	15,322	17,437
FNMA, 5.00%, 4/1/35	18,994	21,008

63

	Shares/ Principal Amount	Value
FNMA, 6.00%, 5/1/35	$8,013	$9,103
FNMA, 6.00%, 5/1/35	444	505
FNMA, 6.00%, 6/1/35	12,105	13,752
FNMA, 6.00%, 6/1/35	3,543	4,058
FNMA, 6.00%, 6/1/35	432	492
FNMA, 5.00%, 7/1/35	94,052	105,341
FNMA, 5.50%, 7/1/35	13,632	15,350
FNMA, 6.00%, 7/1/35	40,923	47,282
FNMA, 6.00%, 7/1/35	3,215	3,653
FNMA, 6.00%, 7/1/35	27,792	31,572
FNMA, 5.50%, 8/1/35	6,683	7,532
FNMA, 4.50%, 9/1/35	412,015	445,254
FNMA, 5.50%, 9/1/35	27,163	30,497
FNMA, 5.50%, 9/1/35	1,100	1,239
FNMA, 5.50%, 9/1/35	521	588
FNMA, 5.50%, 9/1/35	12,291	13,856
FNMA, 5.50%, 9/1/35	78,427	88,307
FNMA, 5.00%, 10/1/35	14,762	16,536
FNMA, 5.50%, 10/1/35	146,948	165,338
FNMA, 6.00%, 10/1/35	25,208	28,636
FNMA, 5.50%, 11/1/35	94,681	106,598
FNMA, 6.00%, 11/1/35	12,134	13,871
FNMA, 6.50%, 11/1/35	3,035	3,440
FNMA, 6.50%, 12/1/35	11,984	13,584
FNMA, 6.50%, 4/1/36	12,446	14,105
FNMA, 6.00%, 8/1/36	12,174	13,832
FNMA, 5.00%, 10/1/36	182,582	199,939
FNMA, 5.00%, 11/1/36	185,981	203,728
FNMA, 5.50%, 1/1/37	546,042	611,711
FNMA, 6.00%, 5/1/37	12,167	13,854
FNMA, 6.00%, 7/1/37	2,379	2,705
FNMA, 6.50%, 8/1/37	12,525	13,878
FNMA, 6.50%, 8/1/37	345,715	368,660
FNMA, 6.50%, 8/1/37	417,000	442,786
FNMA, 5.00%, 4/1/40	1,385,634	1,521,880
FNMA, 4.00%, 1/1/41	4,742,202	5,050,665
FNMA, 5.00%, 6/1/41	1,091,483	1,200,527
FNMA, 4.50%, 7/1/41	973,035	1,057,045
FNMA, 4.50%, 9/1/41	25,477	27,530
FNMA, 4.50%, 9/1/41	2,566,706	2,779,797
FNMA, 4.00%, 12/1/41	1,981,235	2,101,971
FNMA, 4.00%, 1/1/42	38,514	40,709
FNMA, 3.50%, 5/1/42	1,712,666	1,764,508
FNMA, 3.50%, 6/1/42	825,221	851,710
FNMA, 3.00%, 11/1/42	1,259,896	1,260,139
FNMA, 3.50%, 5/1/45	1,643,249	1,691,533
FNMA, 4.00%, 4/1/46	1,867,704	1,966,296

64

		Shares/ Principal Amount	Value
FNMA, 6.50%, 8/1/47		$44,253	$48,778
FNMA, 6.50%, 9/1/47		94,817	104,456
FNMA, 6.50%, 9/1/47		4,731	5,216
FNMA, 6.50%, 9/1/47		51,874	57,036
FNMA, 6.50%, 9/1/47		13,844	15,187
GNMA, 2.50%, 12/21/16(7)		100,000	97,219
GNMA, 3.00%, 12/21/16(7)		2,100,000	2,129,941
GNMA, 3.50%, 12/21/16(7)		350,000	364,014
GNMA, 4.00%, 12/21/16(7)		225,000	238,271
GNMA, 9.00%, 4/20/25		698	787
GNMA, 7.50%, 10/15/25		2,425	2,508
GNMA, 6.00%, 4/15/26		641	732
GNMA, 7.50%, 6/15/26		2,351	2,448
GNMA, 7.00%, 12/15/27		10,634	10,765
GNMA, 7.50%, 12/15/27		12,008	13,370
GNMA, 6.00%, 5/15/28		14,413	16,456
GNMA, 6.50%, 5/15/28		5,869	6,702
GNMA, 7.00%, 5/15/31		25,884	30,434
GNMA, 5.50%, 11/15/32		84,623	95,767
GNMA, 6.50%, 10/15/38		1,362,598	1,584,054
GNMA, 4.50%, 5/20/41		1,509,268	1,642,168
GNMA, 4.50%, 6/15/41		549,577	611,866
GNMA, 4.00%, 12/15/41		706,192	751,323
GNMA, 3.50%, 7/20/42		598,205	624,926
GNMA, 3.50%, 4/20/45		323,975	337,284
GNMA, 2.50%, 7/20/46		369,095	359,358
GNMA, 2.50%, 8/20/46		1,089,917	1,061,164
			55,303,941
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $61,680,434)			62,519,385
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.8%
Australia — 0.1%
Australia Government Bond, 4.50%, 4/15/20	AUD	275,000	219,615
Australia Government Bond, 5.75%, 5/15/21	AUD	303,000	257,868
Australia Government Bond, 2.75%, 4/21/24	AUD	778,000	581,524
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	395,000	291,762
			1,350,769
Austria — 0.1%
Republic of Austria Government Bond, 3.50%, 9/15/21(2)	EUR	230,000	288,750
Republic of Austria Government Bond, 0.75%, 10/20/26(2)	EUR	215,000	232,786
Republic of Austria Government Bond, 4.15%, 3/15/37(2)	EUR	118,000	195,216
			716,752
Belgium — 0.1%
Kingdom of Belgium Government Bond, 4.25%, 9/28/22	EUR	70,000	93,452
Kingdom of Belgium Government Bond, 2.25%, 6/22/23	EUR	365,000	445,592
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	84,000	143,719
			682,763

65

		Shares/ Principal Amount	Value
Brazil†
Brazilian Government International Bond, 7.125%, 1/20/37		$200,000	$210,000
Canada — 0.2%
Canadian Government Bond, 1.50%, 3/1/17	CAD	410,000	305,914
Canadian Government Bond, 4.00%, 6/1/41	CAD	320,000	319,536
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	381,000	306,413
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	758,000	592,482
Province of Ontario Canada, 4.40%, 6/2/19	CAD	474,000	381,284
Province of Quebec Canada, 3.00%, 9/1/23	CAD	505,000	399,310
Province of Quebec Canada, 5.75%, 12/1/36	CAD	420,000	436,105
Province of Quebec Canada, 5.00%, 12/1/41	CAD	75,000	73,724
Province of Quebec Canada, 3.50%, 12/1/48	CAD	140,000	112,180
			2,926,948
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$230,000	239,706
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$290,000	301,962
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	119,001
			420,963
Czech†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	3,600,000	179,726
Denmark†
Denmark Government Bond, 7.00%, 11/10/24	DKK	710,000	156,483
Denmark Government Bond, 1.75%, 11/15/25	DKK	550,000	87,950
Denmark Government Bond, 4.50%, 11/15/39	DKK	335,000	82,688
			327,121
Dominican Republic†
Dominican Republic International Bond, 6.875%, 1/29/26		$400,000	415,500
Finland†
Finland Government Bond, 1.625%, 9/15/22(2)	EUR	250,000	292,674
Finland Government Bond, 4.00%, 7/4/25(2)	EUR	75,000	104,834
			397,508
France — 0.2%
French Republic Government Bond OAT, 3.25%, 10/25/21	EUR	305,000	378,669
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	760,000	893,577
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	59,000	96,469
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	570,000	830,241
			2,198,956
Germany — 0.1%
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	690,000	760,837
Bundesrepublik Deutschland, 4.75%, 7/4/28	EUR	223,000	352,844
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	144,000	256,591
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	30,000	54,408
Bundesrepublik Deutschland, 4.75%, 7/4/40	EUR	36,000	70,217
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	95,000	139,519
			1,634,416
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	282,000	361,612
66

		Shares/ Principal Amount	Value
Italy — 0.3%
Italy Buoni Poliennali Del Tesoro, 0.45%, 6/1/21	EUR	2,275,000	$2,377,571
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	1,145,000	1,226,768
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	325,000	454,297
Republic of Italy Government International Bond, 6.875%, 9/27/23		$150,000	176,706
			4,235,342
Japan — 1.2%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	559,650,000	5,162,029
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	173,050,000	1,599,165
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	237,900,000	2,854,320
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	177,500,000	2,077,600
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	80,400,000	858,815
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	408,350,000	4,307,856
			16,859,785
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	1,250,000	268,657
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	8,000,000	378,973
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$710,000	769,463
Mexico Government International Bond, 5.125%, 1/15/20		$350,000	377,125
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$228,000	202,920
			1,728,481
Netherlands — 0.1%
Netherlands Government Bond, 0.01%, 1/15/22(2)	EUR	775,000	834,235
Netherlands Government Bond, 0.50%, 7/15/26(2)	EUR	130,000	138,860
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	120,000	183,633
			1,156,728
New Zealand†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	330,000	248,423
Norway — 0.4%
Norway Government Bond, 3.75%, 5/25/21(2)	NOK	38,052,000	4,984,034
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$100,000	127,000
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	182,800
			309,800
Philippines†
Philippine Government International Bond, 4.00%, 1/15/21		$300,000	321,167
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	131,752
			452,919
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	780,000	193,063
Republic of Poland Government International Bond, 5.125%, 4/21/21		$250,000	274,319
			467,382

67

		Shares/ Principal Amount	Value
Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(2)	EUR	1,655,000	$1,660,888
Russia†
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$200,000	337,638
Singapore†
Singapore Government Bond, 2.375%, 4/1/17	SGD	190,000	133,257
Singapore Government Bond, 3.125%, 9/1/22	SGD	282,000	209,509
			342,766
South Africa†
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	6,043,000	410,108
Spain — 0.3%
Spain Government Bond, 4.30%, 10/31/19(2)	EUR	675,000	799,837
Spain Government Bond, 0.75%, 7/30/21	EUR	1,755,000	1,880,524
Spain Government Bond, 1.60%, 4/30/25(2)	EUR	772,000	832,352
Spain Government Bond, 5.15%, 10/31/28(2)	EUR	60,000	86,378
Spain Government Bond, 4.20%, 1/31/37(2)	EUR	150,000	205,806
Spain Government Bond, 5.15%, 10/31/44(2)	EUR	125,000	195,481
			4,000,378
Sweden — 0.1%
Sweden Government Bond, 3.50%, 6/1/22	SEK	3,700,000	482,397
Switzerland — 0.1%
Swiss Confederation Government Bond, 2.00%, 4/28/21	CHF	955,000	1,053,484
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	65,000	92,541
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	30,000	33,535
			1,179,560
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	9,400,000	289,634
Turkey†
Turkey Government Bond, 8.00%, 3/12/25	TRY	600,000	147,804
Turkey Government International Bond, 3.25%, 3/23/23		$300,000	267,165
			414,969
United Kingdom — 0.3%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	110,000	144,886
United Kingdom Gilt, 5.00%, 3/7/25	GBP	444,000	721,174
United Kingdom Gilt, 6.00%, 12/7/28	GBP	45,000	83,643
United Kingdom Gilt, 4.25%, 6/7/32	GBP	138,000	229,868
United Kingdom Gilt, 4.25%, 3/7/36	GBP	275,000	471,272
United Kingdom Gilt, 4.50%, 12/7/42	GBP	837,000	1,573,477
United Kingdom Gilt, 4.25%, 12/7/55	GBP	176,000	367,003
			3,591,323
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	66,500
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $57,328,627)			55,550,452
MUNICIPAL SECURITIES — 2.1%
Bay Area Toll Authority Rev., 6.92%, 4/1/40		130,000	177,990

68

	Shares/ Principal Amount	Value
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 0.63%, 12/7/16 (LOC: Bank of America N.A.)	$1,285,000	$1,285,000
Chicago Midway International Airport Rev., VRDN, 0.55%, 12/1/16 (LOC: Bank of Montreal)	3,000,000	3,000,000
Erie County Industrial Development Agency Rev., (Our Lady of Victory Renaissance Corp.), VRDN, 0.70%, 12/1/16 (LOC: HSBC Bank USA N.A.)	1,340,000	1,340,000
Illinois Housing Development Authority Rev., VRDN, 0.60%, 12/1/16 (LIQ FAC: FHLB)	3,850,000	3,850,000
Kansas City Rev., VRDN, 0.65%, 12/7/16 (LOC: JPMorgan Chase Bank N.A.)	1,225,000	1,225,000
Los Angeles Community College District GO, 6.68%, 8/1/36	120,000	158,945
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39	130,000	157,795
Massachusetts Health & Educational Facilities Authority Rev., (Harrington Memorial Hospital, Inc.), VRDN, 0.57%, 12/7/16 (LOC: TD Bank N.A.)	500,000	500,000
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	30,000	39,692
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	20,071
Metropolitan Water District of Southern California Rev., VRN, 0.67%, 12/1/16	1,300,000	1,300,000
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	180,000	260,435
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	140,000	196,449
New York City GO, 6.27%, 12/1/37	40,000	52,441
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	200,000	226,492
Orange County Housing Finance Authority Rev., (Landings on Millenia Boulevard Partners Ltd.), VRDN, 0.72%, 12/7/16 (LOC: FNMA)	1,800,000	1,800,000
Pasadena Public Financing Authority Rev., VRDN, 0.70%, 12/1/16 (SBBPA: Bank of the West)	4,565,000	4,565,000
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	330,000	332,881
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 0.56%, 12/7/16 (SBBPA: Northern Trust Company)	3,000,000	3,000,000
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40	280,000	330,904
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	170,000	207,834
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	170,000	197,152
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	135,000	165,152
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	15,000	21,076
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	195,000	238,007
State of California GO, 7.55%, 4/1/39	60,000	88,940
State of California GO, 7.30%, 10/1/39	160,000	226,166
State of California GO, 7.60%, 11/1/40	145,000	217,777
State of Hawaii Department of Budget & Finance Rev., (Wailuku River Hydroelectric LP), VRDN, 0.72%, 12/6/16 (LOC: MUFG Union Bank)	457,250	457,250
State of Illinois GO, 5.10%, 6/1/33	170,000	152,767
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	130,000	164,238

69

	Shares/ Principal Amount	Value
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 0.65%, 12/1/16 (LOC: Bank of America N.A.)	$2,900,000	$2,900,000
Tennis for Charity, Inc. Rev., VRDN, 0.93%, 12/7/16 (LOC: JPMorgan Chase Bank N.A.)	2,870,000	2,870,000
TOTAL MUNICIPAL SECURITIES (Cost $31,125,951)		31,725,454
COMMERCIAL MORTGAGE-BACKED SECURITIES(6) — 1.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.34%, 12/15/16(2)	775,000	774,801
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	700,000	707,835
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	850,000	869,695
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.49%, 12/15/16(2)	1,224,286	1,223,559
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.34%, 12/15/16(2)	940,000	935,627
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 12/1/16	700,000	752,605
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 12/1/16	700,000	735,958
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 12/1/16	750,000	782,079
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 12/1/16	775,000	785,680
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.80%, 12/1/16	150,000	159,364
Commercial Mortgage Trust, Series 2016-CD2, Class A4, 3.53%, 11/10/49(5)	700,000	721,957
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	975,000	984,876
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	200,000	203,739
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, 3.76%, 5/10/49	700,000	712,336
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/16(2)	1,100,000	1,116,731
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	400,000	433,513
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.44%, 12/15/16(2)	1,150,000	1,140,695
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	400,000	389,267
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, VRN, 3.46%, 12/15/16	150,000	148,673
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.56%, 12/1/16(2)	700,000	708,559
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $14,198,456)		14,287,549
COLLATERALIZED MORTGAGE OBLIGATIONS(6) — 1.0%
Private Sponsor Collateralized Mortgage Obligations — 0.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	39,010	39,655

70

	Shares/ Principal Amount	Value
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.19%, 12/1/16	$100,734	$100,208
Agate Bay Mortgage Loan Trust, Series 2014-2, Class A14, VRN, 3.75%, 12/1/16(2)	250,078	257,633
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 3.27%, 12/1/16	150,696	149,996
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 3.34%, 12/1/16	289,303	286,569
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	110,710	113,978
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.31%, 12/1/16	68,807	66,223
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.67%, 12/1/16	173,066	167,741
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.53%, 12/1/16	237,528	234,215
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 12/1/16	164,521	161,039
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.45%, 12/1/16	203,437	196,025
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.84%, 12/1/16	265,885	261,221
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.86%, 12/1/16	104,503	101,134
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.71%, 12/1/16	141,120	137,155
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.06%, 12/1/16	226,681	225,399
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.01%, 12/1/16	321,577	318,437
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.02%, 12/1/16	449,185	466,422
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.08%, 12/1/16	114,622	114,991
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.99%, 12/1/16	166,274	165,592
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.14%, 12/1/16	124,143	123,294
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.03%, 12/1/16	256,916	258,164
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/16(2)	154,985	152,424
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.05%, 12/1/16	868,560	888,856
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.86%, 12/25/16	210,344	206,913
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.65%, 12/1/16	208,557	204,344
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.65%, 12/1/16	65,174	65,310
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 12/1/16	57,456	58,271
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/16	66,577	67,161
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	222,236	226,293

71

	Shares/ Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.99%, 12/1/16	$201,214	$200,977
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.92%, 12/1/16	189,555	188,856
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.62%, 12/1/16	132,675	134,575
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.33%, 12/27/16	536,515	493,483
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 12/1/16(2)	323,578	331,927
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	156,142	163,387
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.79%, 12/1/16	556,148	543,771
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.77%, 12/1/16	170,543	170,833
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.04%, 12/1/16	158,941	162,059
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.98%, 12/1/16	312,335	318,546
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	131,767	129,400
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	335,584	345,512
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.00%, 12/1/16	547,565	569,601
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.99%, 12/1/16	274,886	283,927
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 2.97%, 12/1/16	76,405	78,462
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.08%, 12/1/16	266,878	268,124
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.00%, 12/1/16	156,150	156,339
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.09%, 12/1/16	283,375	282,735
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	204,665	204,529
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.02%, 12/1/16	215,563	207,520
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.21%, 12/1/16	175,227	165,694
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.06%, 12/1/16	344,474	322,644
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	111,129	112,176
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	73,040	75,020
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	129,287	128,359
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	69,106	71,843
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.31%, 12/1/16	122,337	118,995
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 3.15%, 12/1/16	145,959	135,051

72

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	$170,023	$178,863
		12,357,871
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	543,342	588,914
FNMA, Series 2016-C04, Class 1M1, VRN, 2.04%, 12/27/16	549,258	551,964
FNMA, Series 2016-C04, Class 1M2, VRN, 4.84%, 12/27/16	200,000	202,478
FNMA, Series 2016-C05, Class 2M1, VRN, 1.94%, 12/27/16	263,919	264,778
FNMA, Series 2016-C05, Class 2M2, VRN, 5.04%, 12/27/16	220,000	223,886
		1,832,020
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,211,833)		14,189,891
ASSET-BACKED SECURITIES(6) — 0.9%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(2)	44,880	46,507
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.55%, 12/17/16(2)	1,186,561	1,184,434
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(2)	700,000	702,285
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(2)	250,000	250,450
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	175,000	174,389
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.90%, 12/15/16	675,000	675,204
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4 SEQ, 5.17%, 8/1/19	30,369	30,692
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.95%, 12/7/16(2)	471,170	471,141
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 1.79%, 12/17/16(2)	1,120,000	1,122,396
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.47%, 12/22/16(2)	252,630	253,047
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	36,915	36,895
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	683,317	684,119
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	675,000	675,718
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.94%, 12/12/16(2)	353,177	353,021
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	120,718	119,946
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	599,782	589,989
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.55%, 12/17/16(2)	389,461	388,241
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.75%, 12/17/16(2)	697,206	697,951
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(2)	366,267	363,123
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	410,622	409,632
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	407,659	401,423

73

	Shares/ Principal Amount	Value
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 1.94%, 1/17/17(2)(5)	$475,000	$475,000
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(2)	141,807	141,117
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(2)	83,692	83,609
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	478,645	475,695
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	443,826	443,116
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	202,815	200,135
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.87%, 12/15/16	173,229	173,296
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	76,425	81,297
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	125,861	129,945
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	804,104	798,327
TOTAL ASSET-BACKED SECURITIES (Cost $12,645,120)		12,632,140
EXCHANGE-TRADED FUNDS — 0.4%
iShares MSCI EAFE ETF	13,210	750,196
iShares MSCI EAFE Value ETF	15,900	730,605
iShares MSCI Japan ETF	7,865	392,385
iShares Russell 1000 Growth ETF	8,195	852,034
iShares Russell 2000 Value ETF	3,560	468,532
iShares Russell Mid-Cap Value ETF	31,541	2,510,663
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,338,427)		5,704,415
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 2.125%, 4/24/26	$230,000	219,377
FNMA, 6.625%, 11/15/30	3,270,000	4,605,337
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $4,651,744)		4,824,714
COMMERCIAL PAPER(8) — 1.2%
American Honda Finance Corp., 0.55%, 12/6/16	3,000,000	2,999,822
Board of Governors, 0.60%, 12/7/16	2,500,000	2,500,000
Coca-Cola Co., 0.64%, 1/13/17(2)	3,000,000	2,998,427
Liberty Street Funding LLC, 0.92%, 12/12/16(2)	3,000,000	2,999,495
San Francisco City & County Public Utilities Commission, 0.60%, 12/15/16	3,000,000	3,000,090
University of Texas System (The), 0.61%, 2/6/17	3,000,000	2,999,580
Wells Fargo Bank N.A., 1.10%, 6/12/17	1,000,000	1,001,038
TOTAL COMMERCIAL PAPER (Cost $18,497,483)		18,498,452
TEMPORARY CASH INVESTMENTS — 2.2%
U.S. Treasury Bills, 0.43%, 2/9/17(3)(8)	200,000	199,832

74

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	31,675,517	$31,675,517
TOTAL TEMPORARY CASH INVESTMENTS (Cost $31,875,351)		31,875,349
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $1,333,511,988)		1,497,515,877
OTHER ASSETS AND LIABILITIES — (1.4)%		(20,808,285)
TOTAL NET ASSETS — 100.0%		$1,476,707,592

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	325,136	USD	248,726	UBS AG	12/21/16	$(8,750)
AUD	13,023	USD	9,898	UBS AG	12/21/16	(286)
AUD	40,791	USD	31,003	UBS AG	12/21/16	(896)
AUD	65,861	USD	49,444	UBS AG	12/21/16	(834)
AUD	194,631	USD	146,117	UBS AG	12/21/16	(2,464)
AUD	28,522	USD	21,064	UBS AG	12/21/16	(12)
USD	300,838	AUD	393,257	UBS AG	12/21/16	10,583
USD	44,244	AUD	58,710	UBS AG	12/21/16	911
USD	197,192	AUD	263,424	UBS AG	12/21/16	2,764
USD	74,396	AUD	99,383	UBS AG	12/21/16	1,043
USD	77,673	AUD	105,696	UBS AG	12/21/16	(339)
USD	225,539	AUD	306,910	UBS AG	12/21/16	(985)
BRL	194,712	USD	56,759	UBS AG	12/21/16	497
BRL	514,291	USD	149,917	UBS AG	12/21/16	1,313
USD	59,591	BRL	194,712	UBS AG	12/21/16	2,334
USD	157,396	BRL	514,291	UBS AG	12/21/16	6,166
CAD	57,930	USD	43,945	JPMorgan Chase Bank N.A.	12/21/16	(811)
CAD	23,172	USD	17,578	JPMorgan Chase Bank N.A.	12/21/16	(325)
CAD	232,002	USD	177,612	JPMorgan Chase Bank N.A.	12/21/16	(4,866)
CAD	95,999	USD	73,493	JPMorgan Chase Bank N.A.	12/21/16	(2,013)
CAD	7,360	USD	5,494	JPMorgan Chase Bank N.A.	12/21/16	(14)
CAD	25,987	USD	19,398	JPMorgan Chase Bank N.A.	12/21/16	(48)
CAD	118,936	USD	89,163	JPMorgan Chase Bank N.A.	12/21/16	(605)
CAD	293,900	USD	220,330	JPMorgan Chase Bank N.A.	12/21/16	(1,495)
CAD	73,257	USD	54,175	JPMorgan Chase Bank N.A.	12/21/16	371
CAD	220,625	USD	163,156	JPMorgan Chase Bank N.A.	12/21/16	1,118
CAD	212,298	USD	157,065	JPMorgan Chase Bank N.A.	12/21/16	1,010
CAD	68,962	USD	51,020	JPMorgan Chase Bank N.A.	12/21/16	328
CAD	80,432	USD	59,682	JPMorgan Chase Bank N.A.	12/21/16	207
CAD	59,842	USD	44,515	JPMorgan Chase Bank N.A.	12/21/16	43
CAD	181,851	USD	134,937	JPMorgan Chase Bank N.A.	12/21/16	467
CAD	81,567	USD	61,066	Morgan Stanley	12/30/16	(325)
CAD	12,774	USD	9,549	Morgan Stanley	12/30/16	(36)
CAD	113,261	USD	84,662	Morgan Stanley	12/30/16	(319)
CAD	5,207	USD	3,939	Morgan Stanley	12/30/16	(62)
CAD	5,532	USD	4,207	Morgan Stanley	12/30/16	(87)
CAD	78,463	USD	59,786	Morgan Stanley	12/30/16	(1,356)
CAD	36,114	USD	27,518	Morgan Stanley	12/30/16	(624)

75

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	85,484	USD	65,183	Morgan Stanley	12/30/16	$(1,525)
CAD	31,269	USD	23,450	Morgan Stanley	12/30/16	(165)
CAD	57,789	USD	43,142	Morgan Stanley	12/30/16	(108)
CAD	3,219	USD	2,403	Morgan Stanley	12/30/16	(6)
CAD	109,172	USD	81,501	Morgan Stanley	12/30/16	(204)
CAD	3,768	USD	2,814	Morgan Stanley	12/30/16	(8)
CAD	69,014	USD	51,588	Morgan Stanley	12/30/16	(195)
CAD	58,433	USD	43,679	Morgan Stanley	12/30/16	(165)
CAD	95,486	USD	70,503	Morgan Stanley	12/30/16	603
CAD	63,348	USD	46,700	Morgan Stanley	12/30/16	474
CAD	50,558	USD	37,650	Morgan Stanley	12/30/16	(1)
CAD	60,566	USD	45,174	Morgan Stanley	12/30/16	(72)
USD	1,794,968	CAD	2,314,096	JPMorgan Chase Bank N.A.	12/21/16	71,920
USD	409,161	CAD	527,496	JPMorgan Chase Bank N.A.	12/21/16	16,394
USD	31,324	CAD	40,806	JPMorgan Chase Bank N.A.	12/21/16	941
USD	41,878	CAD	55,313	JPMorgan Chase Bank N.A.	12/21/16	693
USD	100,412	CAD	132,624	JPMorgan Chase Bank N.A.	12/21/16	1,662
USD	30,200	CAD	39,915	JPMorgan Chase Bank N.A.	12/21/16	480
USD	78,314	CAD	103,506	JPMorgan Chase Bank N.A.	12/21/16	1,245
USD	17,579	CAD	23,209	JPMorgan Chase Bank N.A.	12/21/16	298
USD	167,954	CAD	221,740	JPMorgan Chase Bank N.A.	12/21/16	2,849
USD	42,825	CAD	57,356	JPMorgan Chase Bank N.A.	12/21/16	118
USD	1,716,011	CAD	2,271,878	Morgan Stanley	12/30/16	24,202
USD	98,786	CAD	130,786	Morgan Stanley	12/30/16	1,393
USD	2,289,713	CAD	3,031,420	Morgan Stanley	12/30/16	32,293
USD	903,675	CAD	1,196,403	Morgan Stanley	12/30/16	12,745
USD	24,200	CAD	31,718	Morgan Stanley	12/30/16	580
USD	27,667	CAD	36,556	Morgan Stanley	12/30/16	444
USD	2,330	CAD	3,106	Morgan Stanley	12/30/16	17
USD	38,081	CAD	51,514	Morgan Stanley	12/30/16	(280)
USD	46,755	CAD	63,241	Morgan Stanley	12/30/16	(339)
USD	24,321	CAD	32,805	Morgan Stanley	12/30/16	(108)
USD	3,511	CAD	4,715	Morgan Stanley	12/30/16	0
USD	29,221	CAD	39,177	Morgan Stanley	12/30/16	47
CHF	86,024	USD	88,355	JPMorgan Chase Bank N.A.	12/21/16	(3,628)
CHF	227,990	USD	234,168	JPMorgan Chase Bank N.A.	12/21/16	(9,616)
CHF	54,220	USD	55,004	JPMorgan Chase Bank N.A.	12/21/16	(1,601)
CHF	153,602	USD	155,822	JPMorgan Chase Bank N.A.	12/21/16	(4,537)
CHF	58,454	USD	60,626	UBS AG	12/21/16	(3,053)
USD	88,638	CHF	85,488	JPMorgan Chase Bank N.A.	12/21/16	4,439
USD	232,307	CHF	224,051	JPMorgan Chase Bank N.A.	12/21/16	11,635
USD	35,898	CHF	35,372	JPMorgan Chase Bank N.A.	12/21/16	1,059
USD	941,756	CHF	908,018	UBS AG	12/21/16	47,430
CLP	154,871,676	USD	231,204	UBS AG	12/21/16	(2,409)
CLP	57,518,275	USD	85,867	UBS AG	12/21/16	(895)
CLP	49,717,364	USD	73,092	UBS AG	12/21/16	356
CLP	129,789,447	USD	190,811	UBS AG	12/21/16	930
CLP	127,723,224	USD	189,012	UBS AG	12/21/16	(324)
CLP	45,055,918	USD	66,676	UBS AG	12/21/16	(114)

76

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	111,607	CLP	74,575,917	UBS AG	12/21/16	$1,435
USD	308,226	CLP	205,956,287	UBS AG	12/21/16	3,962
USD	110,060	CLP	73,894,058	UBS AG	12/21/16	895
USD	307,459	CLP	206,428,060	UBS AG	12/21/16	2,499
COP	254,247,454	USD	87,310	UBS AG	12/21/16	(4,918)
COP	667,960,158	USD	229,382	UBS AG	12/21/16	(12,921)
COP	353,764,414	USD	118,158	UBS AG	12/21/16	(3,516)
COP	132,513,581	USD	44,260	UBS AG	12/21/16	(1,317)
COP	771,600,536	USD	262,941	UBS AG	12/21/16	(12,894)
COP	275,755,826	USD	93,970	UBS AG	12/21/16	(4,608)
USD	222,196	COP	661,966,096	UBS AG	12/21/16	7,678
USD	82,538	COP	245,897,249	UBS AG	12/21/16	2,852
USD	166,612	COP	533,158,860	UBS AG	12/21/16	(6,165)
USD	64,276	COP	205,684,519	UBS AG	12/21/16	(2,378)
USD	66,194	COP	210,935,093	UBS AG	12/21/16	(2,162)
USD	187,724	COP	598,200,152	UBS AG	12/21/16	(6,130)
USD	5,574	CZK	133,503	UBS AG	12/21/16	332
USD	145,058	CZK	3,474,136	UBS AG	12/21/16	8,650
DKK	197,380	USD	29,918	JPMorgan Chase Bank N.A.	12/21/16	(1,774)
DKK	38,024	USD	5,619	JPMorgan Chase Bank N.A.	12/21/16	(198)
USD	145,851	DKK	962,240	JPMorgan Chase Bank N.A.	12/21/16	8,646
USD	97,269	DKK	644,113	JPMorgan Chase Bank N.A.	12/21/16	5,426
EUR	1,681,729	USD	1,897,655	JPMorgan Chase Bank N.A.	12/21/16	(113,492)
EUR	73,924	USD	83,167	JPMorgan Chase Bank N.A.	12/21/16	(4,741)
EUR	507,805	USD	571,303	JPMorgan Chase Bank N.A.	12/21/16	(32,568)
EUR	118,672	USD	133,914	JPMorgan Chase Bank N.A.	12/21/16	(8,014)
EUR	485,140	USD	547,695	JPMorgan Chase Bank N.A.	12/21/16	(33,005)
EUR	85,234	USD	96,205	JPMorgan Chase Bank N.A.	12/21/16	(5,779)
EUR	104,188	USD	116,742	JPMorgan Chase Bank N.A.	12/21/16	(6,208)
EUR	151,592	USD	170,027	JPMorgan Chase Bank N.A.	12/21/16	(9,202)
EUR	200,720	USD	225,130	JPMorgan Chase Bank N.A.	12/21/16	(12,184)
EUR	84,913	USD	95,240	JPMorgan Chase Bank N.A.	12/21/16	(5,154)
EUR	96,200	USD	107,809	JPMorgan Chase Bank N.A.	12/21/16	(5,750)
EUR	121,585	USD	136,964	JPMorgan Chase Bank N.A.	12/21/16	(7,974)
EUR	529,339	USD	596,295	JPMorgan Chase Bank N.A.	12/21/16	(34,714)
EUR	111,262	USD	125,382	JPMorgan Chase Bank N.A.	12/21/16	(7,342)
EUR	74,013	USD	83,473	JPMorgan Chase Bank N.A.	12/21/16	(4,951)
EUR	89,423	USD	100,849	JPMorgan Chase Bank N.A.	12/21/16	(5,980)
EUR	363	USD	402	JPMorgan Chase Bank N.A.	12/21/16	(17)
EUR	1,986	USD	2,193	JPMorgan Chase Bank N.A.	12/21/16	(86)
EUR	570,769	USD	628,680	JPMorgan Chase Bank N.A.	12/21/16	(23,145)
EUR	1,192,376	USD	1,313,355	JPMorgan Chase Bank N.A.	12/21/16	(48,351)
EUR	607,106	USD	668,703	JPMorgan Chase Bank N.A.	12/21/16	(24,618)
EUR	120,942	USD	132,537	JPMorgan Chase Bank N.A.	12/21/16	(4,229)
EUR	5,845	USD	6,366	JPMorgan Chase Bank N.A.	12/21/16	(165)
EUR	91,897	USD	100,082	JPMorgan Chase Bank N.A.	12/21/16	(2,587)
EUR	290,902	USD	317,396	JPMorgan Chase Bank N.A.	12/21/16	(8,775)
EUR	878,523	USD	958,535	JPMorgan Chase Bank N.A.	12/21/16	(26,501)
EUR	292,963	USD	319,605	JPMorgan Chase Bank N.A.	12/21/16	(8,798)

77

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,334	USD	16,729	JPMorgan Chase Bank N.A.	12/21/16	$(461)
EUR	283,042	USD	310,917	JPMorgan Chase Bank N.A.	12/21/16	(10,635)
EUR	569,029	USD	627,703	JPMorgan Chase Bank N.A.	12/21/16	(24,015)
EUR	333,273	USD	367,638	JPMorgan Chase Bank N.A.	12/21/16	(14,065)
EUR	32,307	USD	35,263	JPMorgan Chase Bank N.A.	12/21/16	(988)
EUR	72,191	USD	78,717	JPMorgan Chase Bank N.A.	12/21/16	(2,129)
EUR	41,365	USD	43,912	JPMorgan Chase Bank N.A.	12/21/16	(27)
EUR	60,609	USD	64,401	JPMorgan Chase Bank N.A.	12/21/16	(100)
EUR	1,758,848	USD	1,868,878	JPMorgan Chase Bank N.A.	12/21/16	(2,899)
EUR	22,545	USD	23,942	JPMorgan Chase Bank N.A.	12/21/16	(24)
EUR	23,703	USD	25,172	JPMorgan Chase Bank N.A.	12/21/16	(25)
EUR	233,542	USD	247,931	JPMorgan Chase Bank N.A.	12/21/16	(164)
EUR	10,240	USD	11,336	JPMorgan Chase Bank N.A.	12/21/16	(472)
EUR	60,707	USD	66,948	UBS AG	12/21/16	(2,543)
EUR	38,603	USD	41,540	UBS AG	12/21/16	(585)
EUR	33,037	USD	36,118	UBS AG	12/30/16	(1,048)
EUR	36,009	USD	40,557	UBS AG	12/30/16	(2,332)
EUR	1,019	USD	1,149	UBS AG	12/30/16	(68)
EUR	23,459	USD	26,216	UBS AG	12/30/16	(1,313)
EUR	27,367	USD	30,266	UBS AG	12/30/16	(1,215)
EUR	477	USD	528	UBS AG	12/30/16	(21)
EUR	22,136	USD	24,481	UBS AG	12/30/16	(982)
EUR	25,157	USD	27,744	UBS AG	12/30/16	(1,039)
EUR	80,672	USD	88,829	UBS AG	12/30/16	(3,193)
EUR	39,910	USD	43,470	UBS AG	12/30/16	(1,104)
EUR	809	USD	884	UBS AG	12/30/16	(25)
EUR	78,566	USD	87,081	UBS AG	12/30/16	(3,682)
EUR	66,106	USD	73,510	UBS AG	12/30/16	(3,336)
EUR	74,658	USD	83,117	UBS AG	12/30/16	(3,866)
EUR	1,580	USD	1,759	UBS AG	12/30/16	(82)
EUR	21,163	USD	23,582	UBS AG	12/30/16	(1,117)
EUR	24,311	USD	27,090	UBS AG	12/30/16	(1,283)
EUR	19,809	USD	21,324	UBS AG	12/30/16	(296)
EUR	439	USD	472	UBS AG	12/30/16	(7)
EUR	613	USD	653	UBS AG	12/30/16	(3)
EUR	21,706	USD	23,132	UBS AG	12/30/16	(91)
EUR	546	USD	605	UBS AG	12/30/16	(25)
USD	19,166,168	EUR	16,985,336	JPMorgan Chase Bank N.A.	12/21/16	1,146,258
USD	5,372,241	EUR	4,760,958	JPMorgan Chase Bank N.A.	12/21/16	321,294
USD	19,003	EUR	16,841	JPMorgan Chase Bank N.A.	12/21/16	1,136
USD	205,383	EUR	183,297	JPMorgan Chase Bank N.A.	12/21/16	10,922
USD	211,515	EUR	187,696	JPMorgan Chase Bank N.A.	12/21/16	12,387
USD	157,834	EUR	140,643	JPMorgan Chase Bank N.A.	12/21/16	8,624
USD	214,483	EUR	191,123	JPMorgan Chase Bank N.A.	12/21/16	11,719
USD	143,939	EUR	128,098	JPMorgan Chase Bank N.A.	12/21/16	8,039
USD	37,594	EUR	33,618	JPMorgan Chase Bank N.A.	12/21/16	1,928
USD	100,420	EUR	89,799	JPMorgan Chase Bank N.A.	12/21/16	5,151
USD	217,462	EUR	199,261	JPMorgan Chase Bank N.A.	12/21/16	6,064
USD	646,810	EUR	592,675	JPMorgan Chase Bank N.A.	12/21/16	18,035

78

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,641	EUR	12,504	JPMorgan Chase Bank N.A.	12/21/16	$376
USD	28,141	EUR	25,719	JPMorgan Chase Bank N.A.	12/21/16	855
USD	45,285	EUR	41,356	JPMorgan Chase Bank N.A.	12/21/16	1,410
USD	68,736	EUR	62,773	JPMorgan Chase Bank N.A.	12/21/16	2,140
USD	86,864	EUR	79,262	JPMorgan Chase Bank N.A.	12/21/16	2,774
USD	33,938	EUR	30,968	JPMorgan Chase Bank N.A.	12/21/16	1,084
USD	49,279	EUR	44,861	JPMorgan Chase Bank N.A.	12/21/16	1,686
USD	64,342	EUR	57,810	JPMorgan Chase Bank N.A.	12/21/16	3,010
USD	13,342	EUR	11,988	JPMorgan Chase Bank N.A.	12/21/16	624
USD	61,254	EUR	55,069	JPMorgan Chase Bank N.A.	12/21/16	2,831
USD	107,631	EUR	96,762	JPMorgan Chase Bank N.A.	12/21/16	4,975
USD	65,467	EUR	60,827	JPMorgan Chase Bank N.A.	12/21/16	934
USD	1,668,282	EUR	1,561,133	JPMorgan Chase Bank N.A.	12/21/16	12,060
USD	642,796	EUR	601,511	JPMorgan Chase Bank N.A.	12/21/16	4,647
USD	177,011	EUR	166,865	JPMorgan Chase Bank N.A.	12/21/16	(17)
USD	23,657	EUR	22,243	JPMorgan Chase Bank N.A.	12/21/16	59
USD	121,734	EUR	114,457	JPMorgan Chase Bank N.A.	12/21/16	306
USD	28,322	EUR	26,678	JPMorgan Chase Bank N.A.	12/21/16	19
USD	21,657	EUR	19,264	UBS AG	12/30/16	1,208
USD	3,080,701	EUR	2,740,252	UBS AG	12/30/16	171,853
USD	965,606	EUR	858,897	UBS AG	12/30/16	53,865
USD	1,013,902	EUR	901,856	UBS AG	12/30/16	56,559
USD	76,690	EUR	67,996	UBS AG	12/30/16	4,510
USD	525	EUR	466	UBS AG	12/30/16	30
USD	767	EUR	685	UBS AG	12/30/16	39
USD	1,133	EUR	1,012	UBS AG	12/30/16	59
USD	79,878	EUR	72,028	UBS AG	12/30/16	3,418
USD	616	EUR	560	UBS AG	12/30/16	21
USD	39,381	EUR	35,951	UBS AG	12/30/16	1,218
USD	39,520	EUR	36,206	UBS AG	12/30/16	1,087
USD	627	EUR	574	UBS AG	12/30/16	17
USD	30,972	EUR	28,063	UBS AG	12/30/16	1,183
USD	920	EUR	847	UBS AG	12/30/16	21
USD	122,853	EUR	114,126	UBS AG	12/30/16	1,705
USD	856	EUR	803	UBS AG	12/30/16	3
USD	32,033	EUR	30,172	UBS AG	12/30/16	5
USD	23,459	EUR	22,098	UBS AG	12/30/16	2
USD	520	EUR	489	UBS AG	12/30/16	1
GBP	145,021	USD	177,232	JPMorgan Chase Bank N.A.	12/21/16	4,321
GBP	99,506	USD	122,482	JPMorgan Chase Bank N.A.	12/21/16	2,091
GBP	41,562	USD	50,384	UBS AG	12/21/16	1,648
GBP	153,274	USD	204,694	UBS AG	12/21/16	(12,809)
GBP	47,942	USD	62,368	UBS AG	12/21/16	(2,349)
GBP	53,537	USD	66,586	UBS AG	12/21/16	437
GBP	94,811	USD	114,935	UBS AG	12/21/16	3,760
GBP	279,286	USD	350,493	UBS AG	12/21/16	(852)
GBP	99,087	USD	124,350	UBS AG	12/21/16	(302)
GBP	32,017	USD	40,015	UBS AG	12/21/16	67
GBP	20,117	USD	26,239	Credit Suisse AG	12/30/16	(1,045)

79

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	24,746	USD	31,894	Credit Suisse AG	12/30/16	$(903)
GBP	68,198	USD	86,972	Credit Suisse AG	12/30/16	(1,564)
GBP	27,714	USD	33,837	Credit Suisse AG	12/30/16	871
GBP	22,031	USD	26,851	Credit Suisse AG	12/30/16	741
GBP	68,056	USD	83,391	Credit Suisse AG	12/30/16	1,840
GBP	17,966	USD	22,123	Credit Suisse AG	12/30/16	377
GBP	18,328	USD	22,859	Credit Suisse AG	12/30/16	95
GBP	22,632	USD	28,081	Credit Suisse AG	12/30/16	263
GBP	40,400	USD	50,531	Credit Suisse AG	12/30/16	64
GBP	17,406	USD	21,655	Credit Suisse AG	12/30/16	143
GBP	20,731	USD	25,922	Credit Suisse AG	12/30/16	41
USD	43,534	GBP	34,124	JPMorgan Chase Bank N.A.	12/21/16	814
USD	4,420	GBP	3,617	JPMorgan Chase Bank N.A.	12/21/16	(108)
USD	155,155	GBP	125,847	JPMorgan Chase Bank N.A.	12/21/16	(2,394)
USD	57,013	GBP	46,244	JPMorgan Chase Bank N.A.	12/21/16	(880)
USD	6,259	GBP	5,009	JPMorgan Chase Bank N.A.	12/21/16	(12)
USD	72,823	GBP	58,345	JPMorgan Chase Bank N.A.	12/21/16	(220)
USD	4,402,307	GBP	3,296,423	UBS AG	12/21/16	275,484
USD	49,272	GBP	39,623	UBS AG	12/21/16	(333)
USD	143,156	GBP	116,009	UBS AG	12/21/16	(2,076)
USD	23,230	GBP	18,587	UBS AG	12/21/16	(39)
USD	1,131,255	GBP	868,893	Credit Suisse AG	12/30/16	43,089
USD	40,274	GBP	31,016	Credit Suisse AG	12/30/16	1,431
USD	36,233	GBP	28,707	Credit Suisse AG	12/30/16	281
USD	47,761	GBP	39,309	Credit Suisse AG	12/30/16	(1,468)
USD	26,695	GBP	21,533	Credit Suisse AG	12/30/16	(271)
USD	23,308	GBP	18,689	Credit Suisse AG	12/30/16	(98)
HKD	73,196	USD	9,449	UBS AG	12/21/16	(11)
HUF	64,767,677	USD	234,320	UBS AG	12/21/16	(14,779)
HUF	23,842,370	USD	86,258	UBS AG	12/21/16	(5,441)
USD	141,953	HUF	39,675,896	UBS AG	12/21/16	7,465
USD	384,448	HUF	107,453,107	UBS AG	12/21/16	20,218
USD	154,739	HUF	44,738,054	UBS AG	12/21/16	3,092
USD	54,102	HUF	15,642,111	UBS AG	12/21/16	1,081
IDR	4,077,811,006	USD	309,629	UBS AG	12/21/16	(9,705)
IDR	1,552,148,067	USD	117,855	UBS AG	12/21/16	(3,694)
IDR	948,058,589	USD	72,548	UBS AG	12/21/16	(2,818)
IDR	360,618,528	USD	27,596	UBS AG	12/21/16	(1,072)
USD	367,039	IDR	5,025,869,595	UBS AG	12/21/16	(2,614)
USD	139,689	IDR	1,912,766,595	UBS AG	12/21/16	(995)
ILS	20,752	USD	5,537	UBS AG	12/21/16	(118)
USD	59,333	ILS	222,426	JPMorgan Chase Bank N.A.	12/21/16	1,254
USD	154,768	ILS	580,194	JPMorgan Chase Bank N.A.	12/21/16	3,271
USD	155,582	ILS	583,092	UBS AG	12/21/16	3,329
INR	15,502,058	USD	230,703	UBS AG	12/21/16	(5,074)
INR	5,900,590	USD	87,813	UBS AG	12/21/16	(1,931)
INR	3,913,504	USD	58,219	UBS AG	12/21/16	(1,259)
INR	10,284,861	USD	153,003	UBS AG	12/21/16	(3,309)
USD	62,913	INR	4,284,260	UBS AG	12/21/16	557

80

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	155,846	INR	10,612,823	UBS AG	12/21/16	$1,379
USD	81,124	INR	5,529,834	UBS AG	12/21/16	639
USD	222,608	INR	15,174,096	UBS AG	12/21/16	1,753
JPY	1,364,653	USD	13,173	Credit Suisse AG	12/21/16	(1,232)
JPY	173,385,541	USD	1,711,072	JPMorgan Chase Bank N.A.	12/21/16	(193,929)
JPY	7,873,958	USD	77,324	JPMorgan Chase Bank N.A.	12/21/16	(8,426)
JPY	14,486,385	USD	142,260	JPMorgan Chase Bank N.A.	12/21/16	(15,502)
JPY	18,354,339	USD	182,701	JPMorgan Chase Bank N.A.	12/21/16	(22,098)
JPY	5,937,017	USD	59,226	JPMorgan Chase Bank N.A.	12/21/16	(7,276)
JPY	2,652,350	USD	26,471	JPMorgan Chase Bank N.A.	12/21/16	(3,263)
JPY	3,853,427	USD	38,564	JPMorgan Chase Bank N.A.	12/21/16	(4,846)
JPY	14,377,291	USD	143,883	JPMorgan Chase Bank N.A.	12/21/16	(18,080)
JPY	5,169,234	USD	51,210	JPMorgan Chase Bank N.A.	12/21/16	(5,978)
JPY	7,465,765	USD	73,891	JPMorgan Chase Bank N.A.	12/21/16	(8,565)
JPY	5,894,283	USD	57,571	JPMorgan Chase Bank N.A.	12/21/16	(5,995)
JPY	17,890,924	USD	175,007	JPMorgan Chase Bank N.A.	12/21/16	(18,459)
JPY	4,075,692	USD	38,809	JPMorgan Chase Bank N.A.	12/21/16	(3,146)
JPY	919,561	USD	8,756	JPMorgan Chase Bank N.A.	12/21/16	(710)
JPY	5,761,811	USD	54,926	JPMorgan Chase Bank N.A.	12/21/16	(4,510)
JPY	3,924,722	USD	37,413	JPMorgan Chase Bank N.A.	12/21/16	(3,072)
JPY	5,181,243	USD	50,230	JPMorgan Chase Bank N.A.	12/21/16	(4,893)
JPY	8,207,608	USD	77,098	JPMorgan Chase Bank N.A.	12/21/16	(5,280)
JPY	6,541,745	USD	61,421	JPMorgan Chase Bank N.A.	12/21/16	(4,180)
JPY	12,415,943	USD	109,038	JPMorgan Chase Bank N.A.	12/21/16	(397)
JPY	3,059,210	USD	26,866	JPMorgan Chase Bank N.A.	12/21/16	(98)
JPY	2,128,888	USD	20,668	Credit Suisse AG	12/30/16	(2,028)
USD	11,584,757	JPY	1,173,900,847	JPMorgan Chase Bank N.A.	12/21/16	1,312,987
USD	57,696	JPY	5,843,885	JPMorgan Chase Bank N.A.	12/21/16	6,562
USD	102,144	JPY	10,444,270	JPMorgan Chase Bank N.A.	12/21/16	10,756
USD	80,230	JPY	8,183,547	JPMorgan Chase Bank N.A.	12/21/16	8,623
USD	103,315	JPY	10,431,503	JPMorgan Chase Bank N.A.	12/21/16	12,038
USD	86,373	JPY	8,954,335	JPMorgan Chase Bank N.A.	12/21/16	8,021
USD	99,388	JPY	10,303,619	JPMorgan Chase Bank N.A.	12/21/16	9,230
USD	36,540	JPY	3,767,622	JPMorgan Chase Bank N.A.	12/21/16	3,573
USD	97,441	JPY	10,046,993	JPMorgan Chase Bank N.A.	12/21/16	9,528
USD	33,292	JPY	3,434,862	JPMorgan Chase Bank N.A.	12/21/16	3,237
USD	126,905	JPY	13,318,842	JPMorgan Chase Bank N.A.	12/21/16	10,364
USD	55,285	JPY	5,704,134	JPMorgan Chase Bank N.A.	12/21/16	5,373
USD	90,475	JPY	9,636,237	JPMorgan Chase Bank N.A.	12/21/16	6,157
USD	391,575	JPY	43,210,163	JPMorgan Chase Bank N.A.	12/21/16	13,481
USD	68,678	JPY	7,731,057	JPMorgan Chase Bank N.A.	12/21/16	1,031
USD	24,363	JPY	2,742,530	JPMorgan Chase Bank N.A.	12/21/16	366
USD	87,304	JPY	9,973,836	JPMorgan Chase Bank N.A.	12/21/16	31
USD	371,534	JPY	37,130,546	Credit Suisse AG	12/30/16	46,430
USD	12,860	JPY	1,302,939	Credit Suisse AG	12/30/16	1,452
USD	20,205	JPY	2,092,548	Credit Suisse AG	12/30/16	1,883
USD	15,989	JPY	1,668,482	Credit Suisse AG	12/30/16	1,380
USD	18,481	JPY	2,008,054	Credit Suisse AG	12/30/16	899
USD	16,373	JPY	1,848,097	Credit Suisse AG	12/30/16	192

81

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,818	JPY	2,036,127	Credit Suisse AG	12/30/16	$(10)
KRW	610,356,073	USD	560,706	UBS AG	12/21/16	(42,325)
USD	315,423	KRW	343,353,704	UBS AG	12/21/16	23,810
USD	49,037	KRW	55,230,729	UBS AG	12/21/16	2,129
USD	81,950	KRW	92,300,409	UBS AG	12/21/16	3,559
USD	52,901	KRW	60,518,413	UBS AG	12/21/16	1,502
USD	118,233	KRW	135,258,979	UBS AG	12/21/16	3,357
MXN	6,470,866	USD	348,726	JPMorgan Chase Bank N.A.	12/21/16	(34,950)
MXN	3,652,869	USD	196,859	JPMorgan Chase Bank N.A.	12/21/16	(19,730)
USD	17,228	MXN	334,779	JPMorgan Chase Bank N.A.	12/21/16	994
USD	42,479	MXN	825,465	JPMorgan Chase Bank N.A.	12/21/16	2,452
USD	160,237	MXN	3,125,700	JPMorgan Chase Bank N.A.	12/21/16	8,670
USD	63,273	MXN	1,234,245	JPMorgan Chase Bank N.A.	12/21/16	3,424
USD	160,476	MXN	2,989,484	JPMorgan Chase Bank N.A.	12/21/16	15,514
USD	57,603	MXN	1,073,085	JPMorgan Chase Bank N.A.	12/21/16	5,569
USD	30,993	MXN	577,394	JPMorgan Chase Bank N.A.	12/21/16	2,995
USD	82,057	MXN	1,528,722	JPMorgan Chase Bank N.A.	12/21/16	7,929
USD	51,963	MXN	1,056,661	JPMorgan Chase Bank N.A.	12/21/16	725
USD	141,590	MXN	2,879,234	JPMorgan Chase Bank N.A.	12/21/16	1,975
MYR	576,904	USD	142,077	UBS AG	12/21/16	(13,277)
MYR	484,075	USD	119,216	UBS AG	12/21/16	(11,141)
USD	138,183	MYR	603,169	UBS AG	12/21/16	3,519
USD	61,897	MYR	270,179	UBS AG	12/21/16	1,576
USD	52,801	MYR	239,057	UBS AG	12/21/16	(571)
USD	140,959	MYR	638,191	UBS AG	12/21/16	(1,524)
USD	149,961	MYR	675,693	UBS AG	12/21/16	(895)
USD	50,262	MYR	226,471	UBS AG	12/21/16	(300)
NOK	784,310	USD	96,427	JPMorgan Chase Bank N.A.	12/21/16	(4,295)
NOK	297,920	USD	36,628	JPMorgan Chase Bank N.A.	12/21/16	(1,631)
NOK	947,453	USD	117,577	JPMorgan Chase Bank N.A.	12/21/16	(6,280)
NOK	2,497,455	USD	309,928	JPMorgan Chase Bank N.A.	12/21/16	(16,554)
NOK	505,018	USD	61,858	JPMorgan Chase Bank N.A.	12/21/16	(2,534)
NOK	1,384,386	USD	169,569	JPMorgan Chase Bank N.A.	12/21/16	(6,946)
USD	3,888,365	NOK	31,828,211	JPMorgan Chase Bank N.A.	12/21/16	149,530
USD	1,432,923	NOK	11,729,193	JPMorgan Chase Bank N.A.	12/21/16	55,104
USD	76,676	NOK	627,415	JPMorgan Chase Bank N.A.	12/21/16	2,974
USD	199,571	NOK	1,697,069	JPMorgan Chase Bank N.A.	12/21/16	218
NZD	320,935	USD	232,904	JPMorgan Chase Bank N.A.	12/21/16	(5,764)
NZD	126,096	USD	91,509	JPMorgan Chase Bank N.A.	12/21/16	(2,265)
USD	225,684	NZD	320,824	JPMorgan Chase Bank N.A.	12/21/16	(1,378)
USD	86,593	NZD	123,098	JPMorgan Chase Bank N.A.	12/21/16	(529)
USD	122,472	NZD	165,221	UBS AG	12/21/16	5,537
USD	63,930	NZD	86,245	UBS AG	12/21/16	2,890
USD	117,535	PHP	5,510,025	UBS AG	12/21/16	7,290
USD	308,788	PHP	14,475,964	UBS AG	12/21/16	19,153
USD	33,062	PHP	1,605,822	UBS AG	12/21/16	933
USD	86,910	PHP	4,221,205	UBS AG	12/21/16	2,452
USD	21,108	PHP	1,044,553	UBS AG	12/21/16	209
USD	72,084	PHP	3,567,052	UBS AG	12/21/16	714
82

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	227,501	USD	59,549	UBS AG	12/21/16	$(5,434)
PLN	598,088	USD	156,551	UBS AG	12/21/16	(14,286)
PLN	1,475,685	USD	375,368	UBS AG	12/21/16	(24,353)
PLN	550,108	USD	139,930	UBS AG	12/21/16	(9,078)
PLN	2,722,153	USD	652,748	UBS AG	12/21/16	(5,240)
PLN	7,145,653	USD	1,713,463	UBS AG	12/21/16	(13,755)
USD	61,616	PLN	237,557	UBS AG	12/21/16	5,110
USD	272,145	PLN	1,049,233	UBS AG	12/21/16	22,568
USD	154,368	PLN	593,188	UBS AG	12/21/16	13,268
USD	59,387	PLN	228,208	UBS AG	12/21/16	5,104
USD	77,309	PLN	297,742	UBS AG	12/21/16	6,487
USD	25,154	PLN	96,877	UBS AG	12/21/16	2,111
USD	54,366	PLN	210,449	UBS AG	12/21/16	4,307
USD	149,939	PLN	580,414	UBS AG	12/21/16	11,878
USD	1,938,741	PLN	7,630,499	UBS AG	12/21/16	123,705
USD	738,568	PLN	2,906,857	UBS AG	12/21/16	47,126
RUB	10,021,733	USD	152,033	UBS AG	12/21/16	3,624
RUB	6,635,113	USD	100,657	UBS AG	12/21/16	2,399
RUB	7,341,878	USD	114,164	UBS AG	12/21/16	(130)
RUB	2,706,614	USD	42,087	UBS AG	12/21/16	(48)
RUB	4,248,164	USD	65,361	UBS AG	12/21/16	621
RUB	12,204,060	USD	187,769	UBS AG	12/21/16	1,783
USD	156,790	RUB	10,021,733	UBS AG	12/21/16	1,134
USD	58,531	RUB	3,741,211	UBS AG	12/21/16	423
SEK	977,405	USD	116,251	JPMorgan Chase Bank N.A.	12/21/16	(10,148)
USD	101,989	SEK	857,498	JPMorgan Chase Bank N.A.	12/21/16	8,903
USD	75,284	SEK	677,291	JPMorgan Chase Bank N.A.	12/21/16	1,760
USD	219,085	SEK	1,971,001	JPMorgan Chase Bank N.A.	12/21/16	5,123
SGD	314,715	USD	227,272	JPMorgan Chase Bank N.A.	12/21/16	(7,695)
SGD	120,875	USD	87,290	JPMorgan Chase Bank N.A.	12/21/16	(2,956)
USD	164,957	SGD	222,225	JPMorgan Chase Bank N.A.	12/21/16	9,910
USD	111,378	SGD	150,046	JPMorgan Chase Bank N.A.	12/21/16	6,691
USD	59,879	SGD	81,432	JPMorgan Chase Bank N.A.	12/21/16	3,064
USD	155,505	SGD	211,479	JPMorgan Chase Bank N.A.	12/21/16	7,956
USD	84,729	SGD	116,075	JPMorgan Chase Bank N.A.	12/21/16	3,743
USD	231,276	SGD	316,839	JPMorgan Chase Bank N.A.	12/21/16	10,218
USD	43,387	SGD	60,336	JPMorgan Chase Bank N.A.	12/21/16	1,290
USD	114,019	SGD	158,561	JPMorgan Chase Bank N.A.	12/21/16	3,391
USD	37,406	SGD	53,438	JPMorgan Chase Bank N.A.	12/21/16	122
USD	121,106	SGD	173,013	JPMorgan Chase Bank N.A.	12/21/16	395
THB	278,064	USD	8,023	UBS AG	12/21/16	(230)
THB	8,236,281	USD	232,302	UBS AG	12/21/16	(1,497)
THB	3,116,945	USD	87,913	UBS AG	12/21/16	(566)
USD	191,186	THB	6,626,511	UBS AG	12/21/16	5,491
TRY	97,928	USD	32,632	JPMorgan Chase Bank N.A.	12/21/16	(4,253)
USD	143,023	TRY	429,214	JPMorgan Chase Bank N.A.	12/21/16	18,640
USD	77,843	TRY	241,875	JPMorgan Chase Bank N.A.	12/21/16	7,750
USD	137,484	TRY	454,951	JPMorgan Chase Bank N.A.	12/21/16	5,642
USD	49,571	TRY	164,037	JPMorgan Chase Bank N.A.	12/21/16	2,034

83

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	149,990	TRY	508,088	JPMorgan Chase Bank N.A.	12/21/16	$2,750
USD	53,429	TRY	180,989	JPMorgan Chase Bank N.A.	12/21/16	980
TWD	3,584,920	USD	112,710	UBS AG	12/21/16	(461)
TWD	9,617,939	USD	302,389	UBS AG	12/21/16	(1,238)
USD	119,828	TWD	3,714,241	UBS AG	12/21/16	3,529
USD	314,812	TWD	9,758,073	UBS AG	12/21/16	9,273
USD	146,746	TWD	4,666,382	UBS AG	12/21/16	635
USD	49,457	TWD	1,572,686	UBS AG	12/21/16	214
ZAR	551,369	USD	41,182	JPMorgan Chase Bank N.A.	12/21/16	(2,163)
ZAR	1,405,561	USD	104,983	JPMorgan Chase Bank N.A.	12/21/16	(5,515)
USD	104,739	ZAR	1,502,381	JPMorgan Chase Bank N.A.	12/21/16	(1,580)
USD	151,165	ZAR	2,109,335	JPMorgan Chase Bank N.A.	12/21/16	1,893
USD	56,727	ZAR	791,558	JPMorgan Chase Bank N.A.	12/21/16	710
USD	41,811	ZAR	568,736	JPMorgan Chase Bank N.A.	12/21/16	1,563
USD	113,107	ZAR	1,538,542	JPMorgan Chase Bank N.A.	12/21/16	4,229
						$3,415,144

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
2	Euro-Bund 10-Year Bonds	December 2016	$341,399	$(5,112)
66	Euro-Schatz 2-Year Bonds	December 2016	7,855,044	18,690
12	Korean Treasury 10-Year Bonds	December 2016	1,286,891	(56,314)
58	U.S. Treasury 2-Year Notes	March 2017	12,575,125	3,856
16	U.S. Treasury 5-Year Notes	March 2017	1,885,500	(3,239)
2	U.S. Treasury 10-Year Notes	March 2017	249,031	(1,130)
13	U.S. Treasury 10-Year Ultra Notes	March 2017	1,747,688	(760)
1	U.S. Treasury Long Bonds	March 2017	151,281	(815)
2	U.S. Treasury Ultra Bonds	March 2017	322,813	2,371
			$26,414,772	$(42,453)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
35	Euro-Bobl 5-Year Bonds	December 2016	$4,875,362	$1,038
5	U.S. Treasury 10-Year Notes	March 2017	622,578	(99)
2	U.S. Treasury 10-Year Ultra Notes	March 2017	268,875	(333)
4	U.S. Treasury Long Bonds	March 2017	605,125	(1,291)
			$6,371,940	$(685)

84

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 26 Index	$3,555,000	Sell	5.00%	6/20/21	3.58%	$183,396	$235,786
CDX North America High Yield 27 Index	1,070,000	Sell	5.00%	12/20/21	3.88%	24,993	61,920
						$208,389	$297,706

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

85

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	KRW	-	South Korean Won
AUD	-	Australian Dollar	LIQ FAC	-	Liquidity Facilities
BRL	-	Brazilian Real	LOC	-	Letter of Credit
CAD	-	Canadian Dollar	MTN	-	Medium Term Note
CDX	-	Credit Derivatives Indexes	MXN	-	Mexican Peso
CHF	-	Swiss Franc	MYR	-	Malaysian Ringgit
CLP	-	Chilean Peso	NOK	-	Norwegian Krone
COP	-	Colombian Peso	NZD	-	New Zealand Dollar
CVA	-	Certificaten Van Aandelen	PHP	-	Philippine Peso
CZK	-	Czech Koruna	PIK	-	Payment in Kind
DKK	-	Danish Krone	PLN	-	Polish Zloty
EUR	-	Euro	RUB	-	Russian Ruble
FHLB	-	Federal Home Loan Bank	SBBPA	-	Standby Bond Purchase Agreement
FHLMC	-	Federal Home Loan Mortgage Corporation	SEK	-	Swedish Krona
FNMA	-	Federal National Mortgage Association	SEQ	-	Sequential Payer
GBP	-	British Pound	SGD	-	Singapore Dollar
GDR	-	Global Depositary Receipt	THB	-	Thai Baht
GNMA	-	Government National Mortgage Association	TRY	-	Turkish Lira
GO	-	General Obligation	TWD	-	Taiwanese Dollar
HKD	-	Hong Kong Dollar	USD	-	United States Dollar
HUF	-	Hungarian Forint	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
INR	-	Indian Rupee
JPY	-	Japanese Yen	ZAR	-	South African Rand
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $61,062,488, which represented 4.1% of total net assets.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $186,419.

(4)	Security is in default.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	Forward commitment. Settlement date is indicated.

(8)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

86

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $1,333,511,988)	$1,497,515,877
Foreign currency holdings, at value (cost of $236,253)	217,889
Foreign deposits with broker for futures contracts, at value (cost of $22,849)	20,144
Deposits with broker for futures contracts and swap agreements	252,279
Receivable for investments sold	10,267,232
Receivable for capital shares sold	280,065
Receivable for variation margin on swap agreements	12,766
Unrealized appreciation on forward foreign currency exchange contracts	4,766,668
Dividends and interest receivable	5,357,119
Other assets	14,784
1,518,704,823

Liabilities
Disbursements in excess of demand deposit cash	93,238
Payable for investments purchased	32,574,969
Payable for capital shares redeemed	6,518,877
Payable for variation margin on futures contracts	13,734
Unrealized depreciation on forward foreign currency exchange contracts	1,351,524
Accrued management fees	1,240,185
Distribution and service fees payable	203,725
Accrued foreign taxes	979
41,997,231

Net Assets	$1,476,707,592

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,308,040,801
Undistributed net investment income	2,223,148
Accumulated net realized loss	(1,039,530)
Net unrealized appreciation	167,483,173
$1,476,707,592

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$574,967,601	86,138,849	$6.67
Institutional Class, $0.01 Par Value	$213,502,279	31,982,063	$6.68
A Class, $0.01 Par Value	$456,391,828	68,565,173	$6.66*
C Class, $0.01 Par Value	$106,604,259	16,156,575	$6.60
R Class, $0.01 Par Value	$53,901,820	8,133,105	$6.63
R6 Class, $0.01 Par Value	$71,339,805	10,692,572	$6.67
*Maximum offering price $7.07 (net asset value divided by 0.9425).

See Notes to Financial Statements.

87

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $681,915)	$21,759,678
Interest	13,337,669
35,097,347

Expenses:
Management fees	15,660,564
Distribution and service fees:
A Class	1,175,877
C Class	1,122,640
R Class	262,680
Directors' fees and expenses	51,178
Other expenses	34,907
18,307,846

Net investment income (loss)	16,789,501

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $17,878)	29,210,173
Futures contract transactions	(534,013)
Swap agreement transactions	277,680
Foreign currency transactions	(1,987,793)
Capital gain distributions received from underlying funds	104,518
27,070,565

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $70,587)	4,221,854
Futures contracts	(29,845)
Swap agreements	261,005
Translation of assets and liabilities in foreign currencies	1,728,579
6,181,593

Net realized and unrealized gain (loss)	33,252,158

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,041,659

See Notes to Financial Statements.

88

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$16,789,501	$14,156,523
Net realized gain (loss)	27,070,565	102,207,687
Change in net unrealized appreciation (depreciation)	6,181,593	(127,766,966)
Net increase (decrease) in net assets resulting from operations	50,041,659	(11,402,756)

Distributions to Shareholders
From net investment income:
Investor Class	(6,329,924)	(4,263,174)
Institutional Class	(3,089,872)	(2,249,589)
A Class	(3,735,948)	(2,306,986)
B Class	—	(3,014)
C Class	(298,255)	(30,853)
R Class	(269,299)	(137,259)
R6 Class	(748,063)	(99,779)
From net realized gains:
Investor Class	(41,011,983)	(55,786,566)
Institutional Class	(17,220,342)	(22,652,074)
A Class	(32,026,445)	(47,218,884)
B Class	—	(989,345)
C Class	(7,878,800)	(10,056,228)
R Class	(3,370,686)	(3,903,781)
R6 Class	(2,716,709)	(675,551)
Decrease in net assets from distributions	(118,696,326)	(150,373,083)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(78,277,084)	(23,795,802)

Net increase (decrease) in net assets	(146,931,751)	(185,571,641)

Net Assets
Beginning of period	1,623,639,343	1,809,210,984
End of period	$1,476,707,592	$1,623,639,343

Undistributed net investment income	$2,223,148	$442,432

See Notes to Financial Statements.

89

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

90

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Income and capital gain distributions, if any, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

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Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.70% to 0.90% for the Institutional Class and 0.55% to 0.75% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2016 was 1.06% for the Investor Class, A Class, C Class and R Class, 0.86% for the Institutional Class and 0.71% for the R6 Class.

92

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,008,394 and $10,253,458, respectively. The effect of interfund transactions on the Statement of Operations was $832,268 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2016 totaled $1,229,022,383, of which $266,319,463 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 totaled $1,372,111,794, of which $258,362,008 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	750,000,000		430,000,000
Sold	9,650,979	$62,633,858	14,253,044	$100,741,975
Issued in reinvestment of distributions	7,315,353	46,833,411	8,646,746	59,379,688
Redeemed	(23,447,616)	(153,540,470)	(23,335,526)	(164,455,879)
	(6,481,284)	(44,073,201)	(435,736)	(4,334,216)
Institutional Class/Shares Authorized	400,000,000		200,000,000
Sold	6,160,737	40,306,124	6,669,192	47,482,782
Issued in reinvestment of distributions	3,169,738	20,295,351	3,621,783	24,882,100
Redeemed	(15,088,931)	(98,592,206)	(10,288,893)	(73,568,521)
	(5,758,456)	(37,990,731)	2,082	(1,203,639)
A Class/Shares Authorized	650,000,000		375,000,000
Sold	11,798,982	76,356,489	15,539,491	110,226,654
Issued in reinvestment of distributions	5,492,296	35,032,891	7,008,844	47,973,910
Redeemed	(21,315,773)	(138,210,359)	(29,084,419)	(205,321,396)
	(4,024,495)	(26,820,979)	(6,536,084)	(47,120,832)
B Class/Shares Authorized	N/A		50,000,000
Sold			26,316	187,457
Issued in reinvestment of distributions			142,921	973,389
Redeemed			(1,896,660)	(13,273,269)
			(1,727,423)	(12,112,423)
C Class/Shares Authorized	150,000,000		75,000,000
Sold	1,484,066	9,541,583	2,713,490	19,125,505
Issued in reinvestment of distributions	1,237,265	7,832,786	1,411,231	9,625,620
Redeemed	(4,179,728)	(26,797,522)	(3,269,102)	(23,015,840)
	(1,458,397)	(9,423,153)	855,619	5,735,285
R Class/Shares Authorized	70,000,000		50,000,000
Sold	1,951,844	12,587,215	2,018,606	14,217,522
Issued in reinvestment of distributions	566,588	3,595,176	582,486	3,974,561
Redeemed	(1,931,736)	(12,541,648)	(1,563,598)	(10,978,966)
	586,696	3,640,743	1,037,494	7,213,117
R6 Class/Shares Authorized	70,000,000		10,000,000
Sold	6,786,620	44,485,357	4,509,294	31,300,060
Issued in reinvestment of distributions	540,186	3,464,772	112,986	775,330
Redeemed	(1,780,405)	(11,559,892)	(573,660)	(4,048,484)
	5,546,401	36,390,237	4,048,620	28,026,906
Net increase (decrease)	(11,589,535)	$(78,277,084)	(2,755,428)	$(23,795,802)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$703,087,690	$242,388,251	—
U.S. Treasury Securities	—	162,453,643	—
Corporate Bonds	—	137,778,492	—
U.S. Government Agency Mortgage-Backed Securities	—	62,519,385	—
Sovereign Governments and Agencies	—	55,550,452	—
Municipal Securities	—	31,725,454	—
Commercial Mortgage-Backed Securities	—	14,287,549	—
Collateralized Mortgage Obligations	—	14,189,891	—
Asset-Backed Securities	—	12,632,140	—
Exchange-Traded Funds	5,704,415	—	—
U.S. Government Agency Securities	—	4,824,714	—
Commercial Paper	—	18,498,452	—
Temporary Cash Investments	31,675,517	199,832	—
	$740,467,622	$757,048,255	—
Other Financial Instruments
Futures Contracts	$6,227	$19,728	—
Swap Agreements	—	297,706	—
Forward Foreign Currency Exchange Contracts	—	4,766,668	—
	$6,227	$5,084,102	—

Liabilities
Other Financial Instruments
Futures Contracts	$7,667	$61,426	—
Forward Foreign Currency Exchange Contracts	—	1,351,524	—
	$7,667	$1,412,950	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $5,528,525.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $96,456,045.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 255 contracts.

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Value of Derivative Instruments as of November 30, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$12,766	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	4,766,668	Unrealized depreciation on forward foreign currency exchange contracts	$1,351,524
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	13,734
		$4,779,434		$1,365,258

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$277,680	Change in net unrealized appreciation (depreciation) on swap agreements	$261,005
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(1,801,773)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,736,655
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(534,013)	Change in net unrealized appreciation (depreciation) on futures contracts	(29,845)
		$(2,058,106)		$1,967,815

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 20, 2016, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 19, 2016 of $0.0790 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 27, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 23, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0318	$0.0355	$0.0271	$0.0131	$0.0224	$0.0383

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The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$14,471,361	$28,295,906
Long-term capital gains	$104,224,965	$122,077,177

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,353,106,233
Gross tax appreciation of investments	$175,498,450
Gross tax depreciation of investments	(31,088,806)
Net tax appreciation (depreciation) of investments	144,409,644
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	60,737
Net tax appreciation (depreciation)	$144,470,381
Other book-to-tax adjustments	$(314,232)
Undistributed ordinary income	$7,297,520
Accumulated long-term gains	$17,213,122

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$6.97	0.08	0.14	0.22	(0.07)	(0.45)	(0.52)	$6.67	3.49%	1.07%	1.22%	82%	$574,968
2015	$7.67	0.07	(0.13)	(0.06)	(0.04)	(0.60)	(0.64)	$6.97	(0.56)%	1.06%	0.97%	88%	$645,785
2014	$7.75	0.07	0.53	0.60	(0.07)	(0.61)	(0.68)	$7.67	8.46%	1.06%	0.92%	69%	$714,110
2013	$7.08	0.08	0.97	1.05	(0.10)	(0.28)	(0.38)	$7.75	15.44%	1.06%	1.13%	74%	$681,335
2012	$6.48	0.10	0.66	0.76	(0.10)	(0.06)	(0.16)	$7.08	11.81%	1.07%	1.48%	78%	$627,729
Institutional Class
2016	$6.97	0.09	0.15	0.24	(0.08)	(0.45)	(0.53)	$6.68	3.86%	0.87%	1.42%	82%	$213,502
2015	$7.68	0.08	(0.13)	(0.05)	(0.06)	(0.60)	(0.66)	$6.97	(0.50)%	0.86%	1.17%	88%	$263,207
2014	$7.75	0.08	0.54	0.62	(0.08)	(0.61)	(0.69)	$7.68	8.82%	0.86%	1.12%	69%	$289,676
2013	$7.08	0.09	0.97	1.06	(0.11)	(0.28)	(0.39)	$7.75	15.66%	0.86%	1.33%	74%	$255,268
2012	$6.48	0.12	0.65	0.77	(0.11)	(0.06)	(0.17)	$7.08	12.03%	0.87%	1.68%	78%	$240,396
A Class
2016	$6.95	0.06	0.15	0.21	(0.05)	(0.45)	(0.50)	$6.66	3.38%	1.32%	0.97%	82%	$456,392
2015	$7.66	0.05	(0.13)	(0.08)	(0.03)	(0.60)	(0.63)	$6.95	(0.90)%	1.31%	0.72%	88%	$504,771
2014	$7.74	0.05	0.53	0.58	(0.05)	(0.61)	(0.66)	$7.66	8.22%	1.31%	0.67%	69%	$606,035
2013	$7.07	0.06	0.97	1.03	(0.08)	(0.28)	(0.36)	$7.74	15.19%	1.31%	0.88%	74%	$675,093
2012	$6.47	0.08	0.66	0.74	(0.08)	(0.06)	(0.14)	$7.07	11.57%	1.32%	1.23%	78%	$620,975

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$6.91	0.01	0.15	0.16	(0.02)	(0.45)	(0.47)	$6.60	2.55%	2.07%	0.22%	82%	$106,604
2015	$7.64	—(3)	(0.13)	(0.13)	—(3)	(0.60)	(0.60)	$6.91	(1.57)%	2.06%	(0.03)%	88%	$121,748
2014	$7.74	(0.01)	0.53	0.52	(0.01)	(0.61)	(0.62)	$7.64	7.33%	2.06%	(0.08)%	69%	$128,076
2013	$7.07	0.01	0.97	0.98	(0.03)	(0.28)	(0.31)	$7.74	14.39%	2.06%	0.13%	74%	$121,782
2012	$6.48	0.03	0.66	0.69	(0.04)	(0.06)	(0.10)	$7.07	10.73%	2.07%	0.48%	78%	$100,437
R Class
2016	$6.93	0.05	0.13	0.18	(0.03)	(0.45)	(0.48)	$6.63	2.98%	1.57%	0.72%	82%	$53,902
2015	$7.64	0.03	(0.12)	(0.09)	(0.02)	(0.60)	(0.62)	$6.93	(1.04)%	1.56%	0.47%	88%	$52,262
2014	$7.72	0.03	0.54	0.57	(0.04)	(0.61)	(0.65)	$7.64	8.02%	1.56%	0.42%	69%	$49,716
2013	$7.06	0.05	0.95	1.00	(0.06)	(0.28)	(0.34)	$7.72	14.78%	1.56%	0.63%	74%	$46,052
2012	$6.46	0.07	0.66	0.73	(0.07)	(0.06)	(0.13)	$7.06	11.36%	1.57%	0.98%	78%	$48,677
R6 Class
2016	$6.97	0.10	0.14	0.24	(0.09)	(0.45)	(0.54)	$6.67	3.86%	0.72%	1.57%	82%	$71,340
2015	$7.67	0.09	(0.12)	(0.03)	(0.07)	(0.60)	(0.67)	$6.97	(0.20)%	0.71%	1.32%	88%	$35,867
2014	$7.75	0.08	0.55	0.63	(0.10)	(0.61)	(0.71)	$7.67	8.84%	0.71%	1.27%	69%	$8,420
2013(4)	$7.41	0.03	0.34	0.37	(0.03)	—	(0.03)	$7.75	4.97%	0.71%(5)	1.17%(5)	74%(6)	$127

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For corporate taxpayers, the fund hereby designates $14,471,361, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $104,224,965, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2016.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91038 1701

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten is the registrant’s designated audit committee financial expert. He is “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $118,686
FY 2016:    $137,967

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $86,000
FY 2016:    $829,350

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 26, 2017

By:	/s/ C. Jean Wade
Name: C. Jean Wade
Title: Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 26, 2017